 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-12

BIORESTORATIVE THERAPIES, INC.
 (Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

1)	Title of each class of securities to which transaction applies: not applicable

2)	Aggregate number of securities to which transaction applies: not applicable

3)
Per unit price or other underlying value of transaction computed pursuant to Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

not applicable

4)	Proposed maximum aggregate value of transaction: not applicable

5)	Total fee paid: not applicable

[ ]	Fee paid previously with preliminary materials:

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)  and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount previously paid:

2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

BIORESTORATIVE THERAPIES, INC.
40 Marcus Drive, Suite One
Melville, New York 11747

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 28, 2019

To the Stockholders of BioRestorative Therapies, Inc.:
NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of BioRestorative Therapies, Inc., a Delaware corporation (the “Company”), will be held on August 28, 2019 at 90 Merrick Avenue, 9th Floor, East Meadow, New York, at 4:00 p.m., local time, for the following purposes:

1.	To approve the Securities Purchase Agreement between the Company and Arena Investors LP, dated as of July 26, 2019, and the transactions contemplated thereby.

2.	To approve the Amended and Restated Exchange Agreements between the Company and each of John M. Desmarais and Tuxis Trust, dated as of July 26, 2019.

3.
To authorize the adjournment of the meeting to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the meeting to approve either or both of the foregoing proposals.

No other business may be conducted at the meeting except as required by law.

Only stockholders of record at the close of business on August 5, 2019 are entitled to notice of and to vote at the meeting or at any adjournment thereof.

Important notice regarding the availability of Proxy Materials: The proxy statement (including the annexes thereto) is available electronically to the Company’s stockholders of record as of the close of business on August 5, 2019 at www.proxyvote.com.
Mark Weinreb
Chief Executive Officer
Melville, New York
August 12, 2019

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE. FOR SPECIFIC INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS YOU RECEIVED IN THE MAIL OR YOUR ENCLOSED PROXY CARD. ANY STOCKHOLDER MAY REVOKE A SUBMITTED PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON. THOSE VOTING BY INTERNET OR BY TELEPHONE MAY ALSO REVOKE THEIR PROXY BY VOTING IN PERSON AT THE MEETING OR BY VOTING AND SUBMITTING THEIR PROXY AT A LATER TIME BY INTERNET OR BY TELEPHONE.

BIORESTORATIVE THERAPIES, INC.
40 Marcus Drive, Suite One
Melville, New York 11747
____________________________

PROXY STATEMENT
____________________________

SOLICITING, VOTING AND REVOCABILITY OF PROXY
This proxy statement is being mailed and made available to all stockholders of record at the close of business on August 5, 2019 in connection with the solicitation by our Board of Directors of proxies to be voted at the Special Meeting of Stockholders to be held on August 28, 2019 at 4:00 p.m., local time, or any adjournment thereof.  Proxy materials for the Special Meeting of Stockholders were mailed and made available to stockholders on or about August 12, 2019.
All shares represented by proxies duly executed and received will be voted on the matters presented at the meeting in accordance with the instructions specified in such proxies. Proxies so received without specified instructions will be voted as follows:
(i)	FOR the proposal to approve the Securities Purchase Agreement between us and Arena Investors LP, dated as of July 26, 2019, and the transactions contemplated thereby.
(ii)	FOR the proposal to approve the Amended and Restated Exchange Agreements between us and each of John M. Desmarais and Tuxis Trust, dated as of July 26, 2019.
(ii)
FOR the proposal to adjourn the meeting to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the meeting to approve either or both of the foregoing proposals.

If you are a beneficial owner of shares held in street name and you do not provide specific voting instructions to the organization that holds your shares, the organization will be prohibited under the current rules of the New York Stock Exchange from voting your shares on “non-routine” matters. This is commonly referred to as a “broker non-vote”. Proposals 1, 2 and 3 are considered  “non-routine” matters and therefore may not be voted on by your bank or broker absent specific instructions from you. Please instruct your bank or broker so your vote can be counted.

The total number of shares of common stock outstanding and entitled to vote as of the close of business on August 5, 2019 was 21,053,533.  The shares of common stock are the only class of securities entitled to vote on matters presented to our stockholders, each share being entitled to one vote.  The holders of one-third of the shares of common stock outstanding as of the close of business on August 5, 2019, or 7,017,845 shares of common stock, must be present at the meeting in person or by proxy in order to constitute a quorum for the transaction of business.

Stockholders may expressly abstain from voting on Proposals 1, 2 and 3 by so indicating on the proxy. Abstentions are counted as present in the tabulation of votes on Proposals 1, 2 and 3.  Since Proposals 1, 2 and 3 require the affirmative approval of a majority of the outstanding shares of common stock present in person or represented by proxy at the meeting and entitled to vote (assuming a quorum is present at the meeting), abstentions will have the effect of a negative vote while broker non-votes will have no effect.
Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise. The proxy may be revoked by filing with us written notice of revocation or a fully executed proxy bearing a later date. The proxy may also be revoked by affirmatively electing to vote in person while in attendance at the meeting. However, a stockholder who attends the meeting need not revoke a proxy given and vote in person unless the stockholder wishes to do so. Written revocations or amended proxies should be sent to us at 40 Marcus Drive, Suite One, Melville, New York 11747, Attention: Corporate Secretary. Those voting by Internet or by telephone may also revoke their proxy by voting in person at the meeting or by voting and submitting their proxy at a later time by Internet or by telephone.
The proxy is being solicited by our Board of Directors. We will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial owners of our shares. Solicitations will be made primarily by Internet availability of proxy materials and by mail, but certain of our directors, officers or employees may solicit proxies in person or by telephone, fax, email or text without special compensation.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the beneficial ownership of our common stock, as of August 5, 2019, known by us, through transfer agent records, to be held by: (i) each director, (ii) each person listed as a named executive officer in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, (iii) each person who beneficially owns more than 5% of the shares of common stock outstanding as of August 5, 2019; and (iv) all of our directors and executive officers as a group.

The information in this table reflects “beneficial ownership” as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To our knowledge, and unless otherwise indicated, each shareholder has sole voting power and investment power over the shares listed as beneficially owned by such shareholder, subject to community property laws where applicable. Percentage ownership is based on 21,053,533 shares of common stock outstanding as of August 5, 2019.

Beneficial Owner	Number of Shares Beneficially Owned	Approximate Percent of Class
Dale Broadrick 3003 Brick Church Pike Nashville, Tennessee	5,550,623 (1)	24.0%
SCG Capital, LLC Steven Geduld 21200 NE 38th Avenue Aventura, Florida	2,139,795 (2)	9.99%
John M. Desmarais 230 Park Avenue New York, New York	2,071,240 (3)	9.2%
Mark Weinreb 40 Marcus Drive, Suite One Melville, New York	1,216,167 (4)	5.5%
Westbury (Bermuda) Ltd. Westbury Trust Victoria Hall 11 Victoria Street Hamilton, HMEX Bermuda	1,151,661 (5)	5.4%
A. Jeffrey Radov	528,500 (6)	2.5%
Paul Jude Tonna	380,000 (7)	1.8%
Robert B. Catell	338,732 (8)	1.6%
Charles S. Ryan	284,334 (9)	1.3%
Francisco Silva	215,229 (10)	1.0%
Robert Paccasassi	46,667 (11)	*
Adam Bergstein	2	*
All directors and executive officers as a group (10 persons)	5,308,253 (12)	20.7%
_____________________
*	Less than 1%

(1)	Based upon Schedule 13D filed with the SEC. Includes 2,111,111 shares of common stock issuable upon the exercise of currently exercisable warrants.

(2)
Based upon Schedule 13G filed with the SEC and other information known to us.  Includes 365,840 shares of common stock issuable upon the conversion of a currently convertible note and the exercise of currently exercisable warrants. The shares, convertible note and warrants are owned directly by SCG Capital, LLC (“SCG”). Steven Geduld as President of SCG has an indirect beneficial ownership in the securities held by SCG.  SCG has rights, under a convertible promissory note, to own an aggregate number of shares of our common stock which, except for a contractual cap on the amount of outstanding shares of the common stock that SCG may own, could exceed such a cap.  SCG’s ownership cap under the convertible promissory note is 9.99% of the outstanding shares of our common stock.  Therefore, based on 21,053,533 shares of common stock outstanding as of August 5, 2019 (21,419,373 shares of common stock outstanding giving effect to the shares issuable pursuant to the warrants and the convertible note, subject to the cap), the number of shares of our common stock beneficially owned by SCG as of August 5, 2019 was 2,139,795 shares of common stock.

(3)
Based upon Schedule 13D filed with the SEC and other information known to us. Includes 1,577,842 shares of common stock issuable upon the exercise of currently exercisable options and warrants (including warrants for the purchase of 40,000 shares of common stock held by a trust for which Mr. Desmarais and his wife serve as the trustees and which was established for the benefit of his immediate family).

(4)	Includes 1,136,167 shares of common stock issuable upon the exercise of currently exercisable options.

(5)
Based upon Schedule 13D filed with the SEC and other information known to us. Includes 199,182 shares of common stock issuable upon the exercise of currently exercisable warrants. The shares and warrants are owned directly by Westbury (Bermuda) Ltd. which is 100% owned by Westbury Trust.

(6)	Includes 516,000 shares of common stock issuable upon the exercise of currently exercisable options.

(7)	Represents (i) 1,500 shares of common stock held jointly with Mr. Tonna’s wife and (ii) 344,000 shares of common stock issuable upon the exercise of currently exercisable options and warrants.

(8)	Includes 257,866 shares of common stock issuable upon the exercise of currently exercisable options and warrants.

(9)	Includes 241,417 shares of common stock issuable upon the exercise of currently exercisable options and warrants.

(10)
Includes (i) 170 shares of common stock held in an individual retirement account for the benefit of Mr. Silva and (ii) 210,984 shares of common stock issuable upon the exercise of currently exercisable options.

(11)	Represents shares of common stock issuable upon the exercise of currently exercisable options.

(12)	Includes 4,558,327 shares of common stock issuable upon the exercise of options and warrants that are exercisable currently or within 60 days.

PROPOSAL 1:  APPROVAL OF ARENA FINANCING
Summary of the Terms of the Financing
On July 26, 2019, we entered into a securities purchase agreement (the “Arena Purchase Agreement”) with Arena Investors LP (“Arena”) pursuant to which Arena has agreed to acquire 5,500,000 shares of our Series A preferred stock, a warrant for the purchase of 6,000,000 shares of our common stock (subject to adjustment for reverse stock splits and the like) (the “Arena Warrant”) and a convertible promissory note from us to Arena in the principal amount of $500,000 (the “Arena Note”), in consideration of the payment by Arena to us of an aggregate of $5,400,000 (the “Arena Financing”).  The closing of the Arena Purchase Agreement is subject to, among other things, approval by our stockholders of the Arena Purchase Agreement and the transactions contemplated thereby, the concurrent execution of an underwriting agreement with regard to a public offering of our securities with gross proceeds to us of at least $7,500,000 (the “Public Offering”) and approval by The Nasdaq Stock Market (“Nasdaq”) of our pending listing application with respect to our common stock.
Description of Series A Preferred Stock
The shares of Series A preferred stock will be convertible, at the option of Arena, into shares of our common stock at a conversion price generally equal to 75% of the public offering price for the common stock or units of common stock and warrants, as the case may be, offered pursuant to the Public Offering, except that, with respect to any shares of Series A preferred stock that are outstanding as of the 18 month anniversary of the closing date of the Arena Purchase Agreement (or earlier under certain circumstances), the conversion price will be, if lower, 85% of the market price of the shares of our common stock as of such anniversary date (or such earlier date) (but in no event less than $0.10 per share, subject to adjustment for reverse stock splits and the like).  The shares of Series A preferred stock will carry a 12% cumulative dividend and will be redeemable at our option, subject to certain conditions, provided that we pay a redemption premium of 25%.  In the event of a liquidation, dissolution or winding up of our company, the holders of the Series A preferred stock will be entitled to receive the stated value of the shares of $5,500,000, plus any accrued and unpaid dividends, before any distribution is made to the holders of common stock or other junior securities.  Except as required by law, the holders of the Series A preferred stock will not have any voting rights.
Description of Warrants
The Arena Warrant will be exercisable for a period of three years at an exercise price per share generally equal to the lesser of 125% of the conversion price for the shares of Series A preferred stock or 100% of the exercise price of any warrants included as part of units offered pursuant to the Public Offering (the “Public Warrants”).  In the event the ratio of the number of shares of common stock issuable pursuant to the Public Warrants to the number of shares of common stock included as part of such units is greater than one-to-one, then the number of shares of our common stock underlying the Arena Warrant will be proportionately increased.  Arena will be able to exercise the Arena Warrant on a cashless basis if, as of the six month anniversary of the closing date, the shares of common stock underlying the Arena Warrant are not then registered for resale pursuant to an effective registration statement filed with SEC.

Description of Note
The Arena Note will provide for an 18 month maturity date (subject to extension in the event any shares of Series A preferred stock are outstanding as of such date) and interest at the rate of 12% per annum. The principal amount of the Arena Note will be convertible into shares of our Series A preferred stock at a ratio of one share of Series A preferred stock for each dollar of indebtedness converted.  We will have the right to prepay the Arena Note, subject to certain conditions, provided that we pay a 30% prepayment premium and concurrently redeem any outstanding shares of Series A preferred stock.  The payment of the Arena Note will be secured by the grant by us of a security interest in our tangible and intangible assets.
Registration Rights
Pursuant to a registration rights agreement to be executed at the closing of the Arena Purchase Agreement, we will be obligated to file a registration statement with the SEC with respect to the resale of the shares of common stock issuable upon the conversion of the Series A preferred stock and upon the exercise of the Arena Warrant.  Arena has agreed to enter into a lock-up agreement with the representative of the underwriters of the Public Offering pursuant to which it will agree that it will not sell publicly any shares of our common stock for a period of 135 days following the Public Offering unless the closing price of the shares of our common stock equals or exceeds, for a period of five consecutive trading days, 150% of the public offering price for the securities offered pursuant to the Public Offering.  If the registration statement is not filed with the SEC within 50 days following the Public Offering or declared effective by the SEC within 135 days following the Public Offering, or if we fail to maintain the effectiveness of the registration statement until all of such shares of common stock have been sold or are otherwise able to be sold pursuant to Rue 144 under the Securities Act of 1933, as amended, without any volume or manner of sale restrictions, we will be obligated to pay to Arena liquidated damages equal to 1% per month of the aggregate amount paid by Arena for its securities (subject to an 8% cap), until such events are satisfied.
Reasons for the Financing

Our Board of Directors believes that the Arena Financing is desirable since, as discussed below, it will facilitate the Public Offering and the listing of our common stock on Nasdaq.

We have entered into a letter of intent for an underwritten public offering of our securities and have filed a registration statement with the SEC with regard to such offering.  The registration statement contemplates the listing of our common stock on Nasdaq and the offering of such gross dollar amount of our securities that would enable us to satisfy the $5,000,000 stockholders’ equity requirement (and other requirements) for a Nasdaq listing.  Since the net proceeds from the Arena Financing would help us satisfy the stockholders’ equity requirement for Nasdaq, we believe it would facilitate the contemplated Public Offering.  No assurances can be given as to the timing of the contemplated Public Offering, that it will be consummated upon the above terms or otherwise or that our shares of common stock will be listed on Nasdaq.

We cannot determine what the actual net proceeds of the Public Offering will be until it is completed, but, as discussed above, the net proceeds of the Arena Financing will be $5,400,000 (of which we believe approximately $4,900,000 as equity will be included in the determination of stockholders’ equity). If the Public Offering is completed, the net proceeds of the Public Offering and the Arena Financing will be used for the following purposes: (i) undertaking of clinical trials with respect to BRTX-100, our lead product candidate, and its related collection and delivery procedure; (ii) pre-clinical research and development with respect to our ThermoStem Program; (iii) repayment of indebtedness; and (iv) general corporate and working capital purposes.

Reasons for Seeking Stockholder Approval
We are seeking stockholder approval of the Arena Financing since it is a condition of the consummation of the transactions contemplated by the Arena Purchase Agreement.
In addition, Nasdaq Marketplace Rule 5635(d) requires that Nasdaq listed companies obtain stockholder approval prior to the issuance of securities in connection with a transaction (other than a public offering) involving the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the market value of the common stock.  The securities issued to Arena pursuant to the Arena Purchase Agreement will, in all likelihood, be convertible into or exercisable for 20% or more of our outstanding common stock as of the date of the Arena Purchase Agreement.  We have filed an application to list our common stock on Nasdaq.  As indicated above, the approval by Nasdaq of such application is a condition to Arena’s obligation to consummate the transactions contemplated by the Arena Purchase Agreement.  Although our common stock is not currently listed on Nasdaq, we believe that Nasdaq will, in all likelihood, require stockholder approval of the Arena Financing as a prerequisite to obtaining such listing.
Consequences of Not Approving this Proposal
In the event stockholder approval of the Arena Financing is not obtained, unless Arena waives the receipt of such approval as a condition to the closing of the Arena Purchase Agreement (which we believe would only occur if Nasdaq indicates that stockholder approval of the Arena Financing is not a prerequisite to obtaining a listing of our common stock), the closing of the Arena Purchase Agreement will not occur.  This would have a material adverse effect upon the successful consummation of the Public Offering.
Securities Purchase Agreement
The foregoing description of the Arena Purchase Agreement, the Series A preferred stock, the Arena Warrant, the Arena Note and the other agreements discussed above does not purport to be complete and is qualified in its entirety by reference to the full text of the Arena Purchase Agreement attached to this proxy statement as Annex A, which is incorporated herein by reference, and the forms of the Certificate of Designation of Preferences, Rights and Limitations of Series A 12% Convertible Preferred Stock, Original Issue Discount Senior Secured Convertible Promissory Note, Common Stock Purchase Warrant, Security Agreement and Registration Rights Agreement (attached as exhibits to the Arena Purchase Agreement), which are also incorporated herein by reference.

Vote Required

The approval of the Arena Financing requires the affirmative vote of stockholders who hold a majority of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote.
Recommendation
The Board of Directors recommends that stockholders vote FOR the approval of the Arena Financing.

PROPOSAL 2:  APPROVAL OF EXCHANGE AGREEMENTS

Effective as of July 26, 2019, we, John M. Desmarais, a director and one of our principal stockholders, and Tuxis Trust, a trust for which Mr. Desmarais and his wife serve as trustees and which was established for the benefit of his immediate family, entered into amended and restated exchange agreements (the “Exchange Agreements”) pursuant to which it was agreed that promissory notes held by Mr. Desmarais and Tuxis Trust in the outstanding principal amounts of $175,000 and $500,000, respectively, will be exchanged for shares of common stock and warrants, as described below, concurrently with the execution of an underwriting agreement for a Public Offering in which our common stock is listed on Nasdaq.  The exchange price for the indebtedness will be equal to 75% of the public offering price of the common stock or units of common stock and warrants, as the case may be, offered pursuant to the Public Offering (the “Desmarais/Tuxis Trust Exchange Price”).  The number of shares of common stock issuable pursuant to the warrants to be issued to Mr. Desmarais and Tuxis Trust will be in the same ratio to the number of shares of common stock issued upon exchange of their indebtedness as the number of shares of common stock subject to the Public Warrants bears to the number of shares of common stock issued as part of the Public Offering units.  The exercise price of the warrants to be issued to Mr. Desmarais and Tuxis Trust will be 125% of the Desmarais/Tuxis Trust Exchange Price and the term of the warrants will be the same term as the Public Warrants. Concurrently with the exchange, the exercise prices of outstanding warrants held by Mr. Desmarais and Tuxis Trust for the purchase of an aggregate of 1,377,842 shares of our common stock will be reduced from between $1.50 and $4.00 per share to $0.75 per share and the expiration dates of such warrants will be extended from between December 31, 2019 and March 1, 2022 to December 31, 2023.
Reasons For Exchange Agreements
Our Board of Directors believes that the Exchange Agreements are desirable since, as discussed below, they will facilitate the Public Offering and the listing of our common stock on Nasdaq.
As discussed above with respect to Proposal 1, we have entered into a letter of intent for an underwritten public offering of our securities and have filed a registration statement with the SEC with regard to such offering.  The registration statement contemplates the listing of our common stock on Nasdaq and the offering of such gross dollar amount of our securities that would enable us to satisfy the $5,000,000 stockholders’ equity requirement (and other requirements) for a Nasdaq listing.  Since the exchange of indebtedness for equity pursuant to the Exchange Agreements would help us satisfy the stockholders’ equity requirement for Nasdaq, we believe it would facilitate the contemplated Public Offering.  No assurances can be given as to the timing of the contemplated Public Offering, that it will be consummated upon the above terms or otherwise or that our shares of common stock will be listed on Nasdaq.

Reasons for Seeking Stockholder Approval
As discussed above under Proposal 1, Nasdaq Marketplace Rule 5635(d) requires that Nasdaq listed companies obtain stockholder approval prior to the issuance of securities in connection with a transaction (other than a public offering) involving the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the market value of the common stock.  The shares of common stock issued to Mr. Desmarais and Tuxis Trust pursuant to the Exchange Agreements may represent 20% or more of our outstanding common stock as of the date of the Exchange Agreements.  In addition, Nasdaq Marketplace Rule 5635(c) generally requires that Nasdaq listed companies obtain stockholder approval prior to the issuance of securities to its officers, directors, employees or consultants.  As indicated above, Mr. Desmarais is one of our directors.  We have filed an application to list our common stock on Nasdaq.  Although our common stock is not currently listed on Nasdaq, we believe that Nasdaq will, in all likelihood, require stockholder approval of the Exchange Agreements as a prerequisite to obtaining such listing.
Consequences of Not Approving this Proposal
In the event the stockholders do not approve the Exchange Agreements prior to the Public Offering, then, in connection with the Public Offering, the promissory notes held by Mr. Desmarais and Tuxis Trust will be paid by us.  The failure to obtain stockholder approval of the Exchange Agreements could have an adverse effect upon the successful consummation of the Public Offering, including as a result of our inability to satisfy Nasdaq’s $5,000,000 stockholders’ equity requirement.
Exchange Agreements
The foregoing description of the Exchange Agreements above does not purport to be complete and is qualified in its entirety by reference to the full text of the Exchange Agreement attached to this proxy statement as Annexes B and C, which are incorporated herein by reference.
Vote Required

The approval of the Exchange Agreements requires the affirmative vote of stockholders who hold a majority of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote.
Recommendation
The Board of Directors recommends that stockholders vote FOR the approval of the Exchange Agreements.

PROPOSAL 3:  ADJOURNMENT TO SOLICIT ADDITIONAL PROXIES
Stockholders are being asked to grant authority to proxy holders to vote in favor of one or more adjournments of the meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt either or both of Proposals 1 and 2.  If this proposal is approved, the meeting could be successively adjourned to any date. In accordance with our bylaws, a vote on adjournments of the meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt either or both of the foregoing proposals may be taken in the absence of a quorum. We do not intend to call a vote on adjournments of the meeting to solicit additional proxies if Proposals 1 and 2 are approved at the meeting.  If the meeting is adjourned to solicit additional proxies, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their use.
Vote Required
The approval of authority to adjourn the meeting requires the affirmative vote of stockholders who hold a majority of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote.
Recommendation
The Board of Directors recommends that stockholders vote FOR adjournments of the meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt either or both of Proposals 1 and 2.

FINANCIAL AND OTHER INFORMATION

The following information from our Form 10-K for the fiscal year ended December 31, 2018, as filed with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, is attached to this proxy statement as Appendix D:

•	“Management’s Discussion and Analysis of Financial Condition and Results of Operations;”

•	our audited consolidated financial statements as of December 31, 2018 and 2017 and for the years then ended; and

•	“Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

The following information from our Quarterly Report on Form 10-Q for the period ended March 31, 2019, as filed with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, is attached to this proxy statement as Appendix D:

•	our unaudited condensed consolidated financial statements as of March 31, 2019 and for the three months ended March 31, 2019 and 2018; and

•	“Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Any statement contained in a document included in Appendix B shall be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.

Marcum LLP served as our independent registered public accountants for the fiscal years ended December 31, 2018 and 2017.  It is not expected that a representative of Marcum LLP will attend the meeting.
Mark Weinreb
Chief Executive Officer
Melville, New York
August 12, 2019

APPENDIX A

ARENA SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT
THIS SECURITIES PURCHASE AGREEMENT (the “Agreement”) is made as of July 26, 2019, by and among BioRestorative Therapies, Inc., a Delaware corporation (and together with all of its current and future, direct and/or indirect, wholly owned and/or partially owned Subsidiaries, collectively, the “Company”), and the Purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and, collectively, the “Purchaser”).
RECITALS
A. The Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act (as defined below), and/or Rule 506(b) of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission under the Securities Act.
B. The Purchaser wishes to purchase, and the Company wishes to sell, at the Closing (as defined below), upon the terms and conditions stated in this Agreement, the Securities (as defined below), all in the amounts and for the price set forth on Schedule 1 hereto.
NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:
ARTICLE 1
DEFINITIONS
1.1 Defined Terms.  In addition to terms defined elsewhere in this Agreement or in any supplement, amendment or exhibit hereto, when used herein, the following terms shall have the following meanings:

(a) “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act.

(b) “Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

(c) “Certificate of Designation” means the Certificate of Designation to be filed prior to the Closing by the Company with the Secretary of State of Delaware, defining the rights, preferences and privileges of the Preferred Stock in the form of Exhibit C attached hereto.

(d) “Closing” shall have the meaning set forth in Section 2.1.

(e) “Closing Date” means the Trading Day on which all of the Transaction Documents to be executed and delivered at the Closing have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchaser’s obligations to pay the Purchase Price, including the occurrence of the Closing Event, and (ii) the Company’s obligations to deliver the Notes, the Preferred Stock and the Warrants, in each case, have been satisfied or waived.

(f) “Closing Event” shall refer collectively to the following events, the occurrence of which shall be a condition precedent to the Closing: (i) receipt of a letter from Nasdaq which indicates that the Common Stock has been approved for listing upon official notice of issuance, (ii) effectiveness of the Company’s registration statement on Form S-1 (File No. 333-231079), (iii) the concurrent execution of an underwriting agreement for a Qualified Offering and (iv) Shareholder Approval.

(g) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

(h) “Common Stock” means (i) the Company’s common stock, $0.001 par value per share, and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

(i) “Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

(j) “Conversion Shares” means all shares of Preferred Stock issuable upon conversion of any portion of the Notes, all shares of Common Stock issuable upon conversion of any portion of the Preferred Stock and/or as any other payment due under the Notes and/or the Preferred Stock including, but not limited to interest and/or otherwise, but solely to the extent and subject to any conditions set forth in the Notes and/or the Certificate of Designation.

(k) “Desmarais/Tuxis Lien” has the meaning set forth in Section 3.1(e).

(l) “Dollar(s)” and “$” means lawful money of the United States.

(m) “Effective Date” means the earliest of the date that (a) the Registration Statement registering the resale of all of the Conversion Shares issuable upon conversion of the Preferred Stock and exercise of all of the Warrant Shares have been declared effective by the Commission, (b) all of the Underlying Shares have been sold pursuant to Rule 144 or may be sold pursuant to Rule 144 without volume or manner-of-sale restrictions, (c) following the one year anniversary of the Closing Date provided that a holder of Underlying Shares is not an Affiliate of the Company, or (d) all of the Underlying Shares may be sold pursuant to an exemption from registration under Section 4(a)(1) of the Securities Act without volume or manner-of-sale restrictions and Company counsel has delivered to such holders a standing written unqualified opinion that resales may then be made by such holders of the Underlying Shares pursuant to such exemption which opinion shall be in form and substance reasonably acceptable to such holders.

(n) “Event of Default” shall have the meaning set forth in the Notes.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(p) “GAAP” means generally accepted accounting principles in the United States of America as in effect from time to time.

(q) “Indebtedness” means, with respect to any Person at any date, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (but excluding trade payables incurred in the ordinary course of business), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or the Purchaser under such agreement in the event of default are limited to repossession or sale of such property), (e) all capital lease obligations of such Person, (f) all obligations of such Person, contingent or otherwise, as an account party or applicant under acceptance, letter of credit, surety bond or similar facilities, (g) all obligations of such Person, contingent or otherwise, to purchase, redeem, retire or otherwise acquire for value any capital stock of such Person, (h) all obligations for any earn-out consideration, (i) the liquidation value of preferred capital stock of such Person, (j) all guarantee obligations of such Person in respect of obligations of the kind referred to in clauses (a) through (i) above, (k) all obligations of the kind referred to in clauses (a) through (i) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any lien on property (including, without limitation, accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation and  all obligations of such Person in respect of hedge agreements; and (l) all Contingent Obligations in respect to indebtedness or obligations of any Person of the kind referred to in clauses (a)-(k) above.  The Indebtedness of any Person shall include, without duplication, the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness expressly provide that such Person is not liable therefor.

(r) “Liens” or “liens” means a lien, mortgage, charge pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction, or other clouds on title.

(s) “Liabilities” means all direct or indirect liabilities, Indebtedness and obligations of any kind of Company to the Purchaser, howsoever created, arising or evidenced, whether now existing or hereafter arising (including those acquired by assignment), absolute or contingent, due or to become due, primary or secondary, joint or several, whether existing or arising through discount, overdraft, purchase, direct loan, participation, operation of law, or otherwise, including, but not limited to, pursuant to the Notes, this Agreement and/or any of the other Transaction Documents, all accrued but unpaid interest on the Notes the principal, any letter of credit, any standby letter of credit, and/or outside attorneys’ and paralegals’ fees or charges relating to the preparation of the Transaction Documents (subject to the limitations set forth in this Agreement) and the enforcement of the Purchaser’s rights, remedies and powers under this Agreement, the Notes and/or the other Transaction Documents.

(t) “Lock-Up Agreement” shall have the meaning ascribed to such term in Section 4.15.

(u) “Material Adverse Effect” means a material adverse effect on (a) the business, assets, property, operations, or condition (financial or otherwise) of the Company, (b) the validity or enforceability of this Agreement or any of the other Transaction Documents or (c) the rights or remedies of the Purchaser hereunder or thereunder; provided, that effects or changes relating to any one or more of the matters described in clauses (a) through (d) below shall be deemed not to constitute a “Material Adverse Effect” and shall not be considered in determining whether a “Material Adverse Effect” has occurred:  (a) changes in general economic, regulatory or political conditions or the financing or capital markets in general; (b) changes affecting the industry, market or geographic areas in which the Company operates; (c) changes in the law; and (d) any natural disaster or any acts of sabotage, military action, armed hostilities, war (whether or not declared), terrorism, or any escalation or worsening thereof; except, in the case of clauses (a), (b), (c), and (d), such results, occurrences, facts, changes, conditions, circumstances, events, effects or changes which disproportionately affect, individually or together with any other results, occurrences, facts, changes, conditions, circumstances, events, effects or changes, the Company as compared to other businesses in the industry in which the Company operates.

(v) “Nasdaq” means the Nasdaq Stock Market (or any successor entity).

(w) “Nasdaq Listing” means the listing of the Common Stock on Nasdaq.

(x) “Note(s)” means the Original Issue Discount Senior Secured Convertible Promissory Note due eighteen (18) months from the date of issuance by the Company that is owned by the Purchaser, which, subject to the terms and conditions set forth in this Agreement, shall be purchased from the Company pursuant to this Agreement; the form of Note is annexed hereto as Exhibit A and any and all Note(s) issued in exchange, transfer or replacement of the Note.

(y) “Outside Date” means October 31, 2019.

(z) “Permitted Indebtedness” means (a) the indebtedness evidenced by the Notes, (b) lease obligations and purchase money indebtedness incurred in connection with the acquisition of capital assets and lease obligations with respect to newly acquired or leased assets and (c) unsecured indebtedness of up to $500,000 in principal, in the aggregate at any one time outstanding.

(aa) “Permitted Lien” means the individual and collective reference to the following: (a) Liens for taxes, assessments and other governmental charges or levies not yet due or Liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Company) have been established in accordance with GAAP; (b) Liens imposed by law which were incurred in the ordinary course of the Company’s business, such as carriers’, warehousemen’s and mechanics’ Liens, statutory landlords’ Liens, and other similar Liens arising in the ordinary course of the Company’s business, and which (x) do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Company and its consolidated Subsidiaries or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing for the foreseeable future the forfeiture or sale of the property or asset subject to such Lien; and (c) Liens incurred in connection with Permitted Indebtedness under clause (a) thereunder; and (d) Liens incurred in connection with Permitted Indebtedness under clause (b) thereunder, provided that such Liens are not secured by assets of the Company or its Subsidiaries other than the assets so acquired or leased.

(bb) “Person” means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, entity, party or government (whether national, federal, state, county, city, municipal or otherwise including, without limitation, any instrumentality, division, agency, body or department thereof).

(cc) “Preferred Stock” means the up to [*] shares of the Company’s Series A Convertible Preferred Stock issued hereunder having the rights, preferences and privileges set forth in the Certificate of Designation.

(dd) “Principal Market” means the principal Trading Market on which the Common Stock is listed or quoted for trading on the date in question.

(ee) “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

(ff) “Purchase Price” shall have the meaning as set forth on Schedule 1 next to the heading “Purchase Price,” in United States Dollars.

(gg) “Qualified Offering” has the meaning set forth in the Notes.

(hh) “Registration Rights Agreement” means the Registration Rights Agreement, dated as of the Closing Date, by and between the Company and the Purchaser as hereinafter amended and/or supplemented altogether with all exhibits, schedules and annexes to such Registration Rights Agreement, which Registration Rights Agreement is annexed hereto as Exhibit E.

(ii) “Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Conversion Shares issuable upon conversion of the Preferred Stock and Warrant Shares by the Purchaser as provided for in the Registration Rights Agreement.

(jj) “SEC” or “Commission” means the United States Securities and Exchange Commission.

(kk) “SEC Reports” has the meaning set forth in Section 3.1(x) hereof.

(ll) “Securities” means the Notes, the Warrants and the Preferred Stock purchased pursuant to this Agreement and all Underlying Shares and any securities of the Company issued in replacement, substitution and/or in connection with any exchange, conversion and/or any other transaction pursuant to which all or any of such securities of the Company are issued to the Purchaser.

(mm) “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(nn) “Security Agreement” means the Security Agreement, dated as of the Closing Date, by and among the Company, the Subsidiaries of the Company, and the Purchaser as hereinafter amended and/or supplemented altogether with all exhibits, schedules and annexes to such Security Agreement, pursuant to which the Notes are secured by the Collateral (as defined in the Security Agreement), which security interest in the Collateral shall be perfected by the Purchaser’s UCC-1, filed with the Secretary of State of the State of Delaware, to the extent perfectable by the filing of a UCC-1 Financing Statement and such other documents and instruments related thereto, which Security Agreement is annexed hereto as Exhibit D.

(oo) “Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

(pp) “Shareholder Approval” means such approval as may be required by the applicable rules and regulations of Nasdaq from the shareholders of the Company with respect to the transactions contemplated by the Transaction Documents, including the issuance of all of the Underlying Shares in excess of 19.99% of the issued and outstanding Common Stock on the Closing Date.

(qq) “SMRH” means Sheppard, Mullin, Richter & Hampton LLP, with offices located at 30 Rockefeller Plaza, 39th Floor, New York, New York 10112.

(rr) “Subsidiary” means, with respect to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.  All of the Company’s Subsidiaries are set forth on Schedule 3.1(a) hereto.

(ss) “Trading Day” means a day on which the principal Trading Market is open for trading.

(tt) “Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, any market or quotation service of the OTC Markets Group or the OTC Bulletin Board (or any successors to any of the foregoing).

(uu) “Transaction Documents” means, collectively, this Agreement, the Notes, the Certificate of Designation, the Warrants, the Security Agreement and all financing statements (or comparable documents now or hereafter filed in accordance with the UCC or other comparable or similar laws, rules or regulations) in favor of the Purchaser as secured parties perfecting all Liens the Purchaser has on the Collateral (which security interests and Liens of the Purchaser shall be senior to all Indebtedness of the Company), the Registration Rights Agreement, and such other documents, instruments, certificates, supplements, amendments, exhibits and schedules required and/or attached pursuant to this Agreement and/or any of the above documents, and/or any other document and/or instrument related to the above agreements, documents and/or instruments, and the transactions hereunder and/or thereunder and/or any other agreement, documents or instruments required or contemplated hereunder or thereunder, whether now existing or at any time hereafter arising.

(vv) “Transfer Agent” means TranShare Corporation, the current transfer agent of the Company, with a mailing address of 15599 Roosevelt Blvd., Suite 302, Clearwater, FL  33760 and a phone number of (303) 662-1112, and any successor transfer agent of the Company.

(ww) “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to the Purchaser’s Liens on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies.

(xx) “Underlying Shares” means all Conversion Shares and Warrant Shares.

(yy) “VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b)  if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported in the “Pink Sheets” published by OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchaser of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

(zz) “Warrant(s)” means the three (3)-year Common Stock Purchase Warrants of the Company, to be issued at the Closing, the form of which is annexed hereto as Exhibit B.

(aaa)  “Warrant Shares” means all shares of Common Stock issuable upon exercise of the Warrants and/or any other securities issuable upon exercise of the Warrants.

1.2 Other Definitional Provisions.

(a) Use of Defined Terms.  Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the other Transaction Documents or any certificate or other document made or delivered pursuant hereto or thereto.

(b) Accounting Terms.  As used herein and in the other Transaction Documents, and any certificate or other document made or delivered pursuant hereto or thereto, accounting terms relating to the Company not defined in Section 1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP (provided that all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts referred to herein shall be made without giving effect to (i) any election under Accounting Standards Codification 825-10-25 (previously referred to as Statement of Financial Accounting Standards 159) (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Company at “fair value”, as defined therein, and (ii) any treatment of Indebtedness in respect of convertible debt instruments under Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof).

(c) Construction.  The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, schedule and exhibit references are to this Agreement unless otherwise specified.  The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(d) UCC Terms.  Terms used in this Agreement that are defined in the UCC shall, unless the context indicates otherwise or are otherwise defined in this Agreement, have the meanings provided for by the UCC.

ARTICLE 2
PURCHASE AND SALE

2.1 Closing.  On the Closing Date, time being of the essence, subject to the occurrence of the Closing Event, upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Purchaser agrees to purchase, the Note, the number of shares of Preferred Stock set forth under the heading “Number of Shares of Preferred Stock to be Purchased” on Schedule 1 and the Warrants (the closing of such transaction, the “Closing”). Purchaser shall deliver to the Company, via wire transfer immediately available funds equal to the Purchase Price, and the Company shall deliver to the Purchaser the Note, the Preferred Stock and Warrant on the Closing Date, and the Company and the Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of SMRH or such other location as the parties shall mutually agree.  The parties understand and agree that, assuming Shareholder Approval is obtained and the other conditions to Closing are satisfied or waived, the Closing will need to occur concurrently with the execution of the underwriting agreement for a Qualified Offering in order for such underwriting agreement to be executed and the Company to be able to obtain a Nasdaq Listing.

2.2 Deliveries.

(a) On or prior to the Closing, the Company shall deliver or cause to be delivered to the Purchaser the following:

(i) a Security Agreement providing the Purchaser with a lien on those assets of the Company identified in the Security Agreement along with an Intellectual Property Security Agreement providing the Purchaser with a lien on all of the intellectual property of the Company, duly executed by the Company;

(ii) a Note registered in the name of the Purchaser with such principal amount as set forth on Schedule 1;

(iii) the Warrant, registered in the name of the Purchaser, to purchase such number of shares of Common Stock as set forth on Schedule 1;

(iv) such number of shares of Preferred Stock, registered in the name of the Purchaser, as set forth on Schedule 1;

(v) the Registration Rights Agreement, duly executed by the Company;

(vi) a certificate, in the form acceptable to the Purchaser and its counsel, executed by the secretary of the Company dated as of the Closing Date, as to (i) the resolutions as adopted by the Company’s board of directors in a form acceptable to the Purchaser, (ii) the Certificate of Incorporation or other organizational document of the Company, and (iii) the Bylaws or other organizational document of the Company, each as in effect at the Closing;

(vii) a certificate, duly executed by the Chief Executive Officer of the Company, dated as of the Closing Date, confirming compliance with Section 2.3(b)(i) and (ii) below and as to such other matters as may be reasonably requested by the Purchaser and its counsel in the form acceptable to the Purchaser;

(viii) a certificate evidencing the formation and good standing of the Company in such entity’s jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction of formation as of a date within five (5) days of the Closing Date;

(ix) a certificate evidencing the Company’s qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of each jurisdiction in which the Company conducts business and is required to so qualify, as of a date within five (5) days of the Closing Date;

(x) a certified copy of the Company’s Certificate of Incorporation as certified by the Delaware Secretary of State within fifteen (15) days of the Closing Date;

(xi) a certified copy of the Certificate of Designation as certified by the Delaware Secretary of State within one (1) day of the Closing Date;

(xii) an opinion of counsel to the Company, in such form as reasonably acceptable to the Purchaser; and

(xiii) such other documents, instruments, opinions or certificates relating to the transactions contemplated by this Agreement as the Purchaser or its counsel may reasonably request.

(b) On or prior to the Closing, the Purchaser shall deliver or cause to be delivered to the Company the following:

(i) the Purchase Price by wire transfer;

(ii) the Security Agreement and Intellectual Property Security Agreement duly executed by Purchaser;

(iii) the Registration Rights Agreement, duly executed by Purchaser; and

(iv) a certificate, duly executed by an authorized representative of the Purchaser, dated as of the Closing Date, confirming compliance with Section 2.3(a)(i) and (ii) below.

2.3 Conditions to Purchase the Securities.  Subject to the terms and conditions of this Agreement, the Purchaser will at the Closing purchase from the Company the Securities in the amounts and for the Purchase Price as set forth on Schedule 1, provided the following:

(a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the date of the Closing of the representations and warranties of the Purchaser contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii) all obligations, covenants and agreements of Purchaser required to be performed at or prior to the date of the Closing shall have been performed;

(iii) the delivery by Purchaser of the items set forth in Section 2.2(b) of this Agreement;

(iv) the Company shall have obtained all governmental, regulatory and third party consents and approvals, if any, necessary for the entry into the Transaction Documents and the sale of the Securities; and

(v) no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(b) The obligations of the Purchaser hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the date of the Closing of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing shall have been performed in all material respects;

(iii) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(iv) there shall have been no Material Adverse Effect with respect to the Company since the date hereof;

(v) satisfaction of each Closing Event;

(vi) the termination of the Desmarais/Tuxis Lien;

(vii) the Company shall have obtained all governmental, regulatory and third party consents and approvals, if any, necessary for the entry into the Transaction Documents and the sale of the Securities; and

(viii) no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

2.4 Purchase Price and Payment of the Purchase Price for the Securities.  The Purchase Price for the Securities to be purchased by the Purchaser at the Closing shall be as set forth on Schedule 1 and shall be paid at the Closing (less all of the Purchaser’s Expenses (as defined below)) by the Purchaser by wire transfer of immediately available funds to the Company in accordance with the Company’s written wiring instructions, against delivery of the Securities.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES; OTHER ITEMS

3.1 Representation and Warranties of the Company.  Except as set forth in the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, the Company (which for purposes of this Section 3.1 means the Company and all of its Subsidiaries) represents and warrants to the Purchaser as of the date hereof (unless as of a specific date set forth below):

(a) Subsidiaries.  All of the direct and indirect subsidiaries of the Company and the locations thereof are set forth on Schedule 3.1(a).  Except as set forth on Schedule 3.1(a), the Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock or other interests of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. Schedule 3.1(a) sets forth, as of the Closing Date, the jurisdiction of organization and the location of the Company’s and its subsidiaries’ executive offices and other places of business.

(b) Organization, Etc.  The Company and each of the Subsidiaries is duly organized, validly existing and in good standing under the laws of the state of their respective organization and are duly qualified and in good standing or has applied for qualification as a foreign corporation authorized to do business in each jurisdiction where, because of the nature of its activities or properties, such qualification is required except where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect.

(c) Authorization: No Conflict.  The execution, delivery and performance of the Transaction Documents  and the transactions contemplated thereby by the Company, including, but not limited to, the sale and issuance of the Notes, the Warrants and the Preferred Stock for the Purchase Price, the reservation for issuance of the shares of Preferred Stock required to be reserved pursuant to the terms of the Notes, the reservation for issuance of the shares of Common Stock required to be reserved pursuant to the terms of the Preferred Stock and the Warrants, the Preferred Stock and the Warrants and of the sale and issuance the Conversion Shares into which the Notes and/or Preferred Stock are convertible and the Warrant Shares issuable upon exercise of the Warrant (i) are within the Company’s corporate powers, (ii) have been duly authorized by all necessary action by or on behalf of the Company (subject to the receipt of Shareholder Approval), (iii) the Company has received all necessary and/or required governmental, regulatory and other approvals and consents (if any shall be required), except for Shareholder Approval, the Nasdaq Listing and the declaration of effectiveness by the SEC of the Registration Statement, (iv) do not and shall not contravene or conflict with any provision of, or require any consents under (1) any law, rule, regulation or ordinance (except for Shareholder Approval, the Nasdaq Listing and the declaration of effectiveness by the SEC of the Registration Statement), (2) the Company’s organizational documents; and/or (3) any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected except as would not reasonably be expected to have a Material Adverse Effect, and (v) do not result in, or require, the creation or imposition of any Lien and/or encumbrance on any of the Company’s properties or revenues pursuant to any law, rule, regulation or ordinance or otherwise.

(d) Validity and Binding Nature.  The Transaction Documents to which the Company is a party are the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization and other similar laws of general application affecting the rights and remedies of creditors and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(e) Title to Assets.  The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, all as described in the SEC Reports, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries, (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and the payment of which is neither delinquent nor subject to penalties and (iii) the Lien held by John Desmarais and Tuxis Trust as described in the SEC Reports (the “Desmarais/Tuxis Lien”).  Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance.

(f) Compliance. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(g) Taxes.  Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply.  There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

(h) Licenses and Permits. Except as set forth in the SEC Reports, the Company possesses all certificates, authorizations, consents, approvals, orders, licenses and permits issued by the appropriate federal, state or foreign regulatory authorities (collectively, the “Permits”), including the FDA and any other state, federal or foreign agencies or bodies engaged in the regulation of pharmaceuticals or biohazardous materials, necessary to conduct its business as now conducted and described in the SEC Reports, other than such certificates, authorizations, consents, approvals, orders, licenses and permits, the lack of which would not individually or in the aggregate have a Material Adverse Effect on the Company. Except as otherwise disclosed in the SEC Reports, all of such Permits are valid and in full force and effect, except where the invalidity of such Permits or the failure to be in full force and effect, individually or in the aggregate, would not have a Material Adverse Effect on the Company. Except as otherwise disclosed in the SEC Reports, there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or investigation that individually or in the aggregate would reasonably be expected to lead to the revocation, modification, termination, suspension or any other impairment of the rights of the holder of any such Permit which revocation, modification, termination, suspension or other impairment would have a Material Adverse Effect on the Company.

(i) Investment Company.  The Company is not (i) an “investment company” or a company “controlled”, whether directly or indirectly, by an “investment company”, within the meaning of the Investment Company Act of 1940, as amended; or (ii) engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System).

(j) Absence of Defaults and Conflicts. Except as otherwise disclosed in the SEC Reports, the Company is not (i) in violation of its charter, by-laws or similar incorporation or organizational documents or (ii) in violation or default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company is a party or by which it may be bound, or to which any of the property or assets of the Company is subject (collectively, “Agreements and Instruments”), except in the case of clause (ii), for such violations and defaults that would not result in a Material Adverse Effect on the Company; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated in this Agreement, and compliance by the Company with its obligations under this Agreement, do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or result in a breach of any of the terms and provisions of, or constitute a default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, the Agreements and Instruments, nor will such action result in any violation of the provisions of the charter, by-laws or similar organizational documents of the Company or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its assets, properties or operations, except in each case (other than with respect to such charter, by-laws or similar organizational documents of the Company) for such conflicts, violations, breaches or defaults which would not reasonably be expected to result in a Material Adverse Effect on the Company. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness that is material to the operations or financial results of the Company (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company.

(k) Foreign Corrupt Practices Act. Except as otherwise disclosed in the SEC Reports, neither the Company nor, to the Company’s knowledge, any of its affiliates, directors, officers, employees, agents or other person acting on behalf of the Company is aware of or has taken any action, directly or indirectly, that would result in a material violation by such person of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company and, to the Company’s knowledge, its affiliates have conducted their businesses in material compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(l) Rule 506(d) Bad Actor Disqualification Representations and Covenants.

(i) No Disqualification Events.  Neither the Company, nor any of its predecessors, affiliates, any manager, executive officer, other officer of the Company participating in the offering, any beneficial owner (as that term is defined in Rule 13d-3 under the Exchange Act) of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity as of the date of this Agreement and on the Closing Date (each, a “Company Covered Person” and, together, “Company Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3).  The Company has exercised reasonable care to determine (A) the identity of each person that is a Company Covered Person; and (B) whether any Company Covered Person is subject to a Disqualification Event.  The Company will comply with its disclosure obligations under Rule 506(e).

(ii) Other Covered Persons.  The Company is not aware of any person (other than any Company Covered Person) who has been or will be paid (directly or indirectly) remuneration in connection with the purchase and sale of the Notes and/or the Warrants who is subject to a Disqualification Event (each, an “Other Covered Person”).

(iii) Reasonable Notification Procedures.  With respect to each Company Covered Person, the Company has established procedures reasonably designed to ensure that the Company receives notice from each such Company Covered Person of (A) any Disqualification Event relating to that Company Covered Person, and (B) any event that would, with the passage of time, become a Disqualification Event relating to that Company Covered Person; in each case occurring up to and including the Closing Date.

(iv) Notice of Disqualification Events.  The Company will notify the Purchaser immediately in writing upon becoming aware of (A) any Disqualification Event relating to any Company Covered Person and (B) any event that would, with the passage of time, become a Disqualification Event relating to any Company Covered Person and/or Other Covered Person.

(m) Accuracy of Information, etc.  No statement or information contained in this Agreement, the SEC Reports, any other Transaction Document or any other document, certificate or statement furnished to the Purchaser by or on behalf of the Company in writing for use in connection with the transactions contemplated by this Agreement and/or the other Transaction Documents contained, as of the date such statement, information, document or certificate was made or furnished, as the case may be, any untrue statement of a material fact or omitted to state a material fact necessary to make the statements contained herein or therein, taken as a whole, not materially misleading.  There is no fact known to the Company that would reasonably be expected to have a Material Adverse Effect that has not been expressly disclosed herein, in the other Transaction Documents, in the SEC Reports or in any other documents, certificates and statements furnished to the Purchaser for use in connection with the transactions contemplated hereby and by the other Documents.

(n) Solvency. Based on the consolidated financial condition of the Company as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder and from the Qualified Offering in connection with a Nasdaq Listing, as of the Closing Date: (i) the fair saleable value of the Company’s assets will exceed the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets will not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. Schedule 3.1(n) sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

(o) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from providing for the borrowing of money from or lending of money to, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for: (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

(p) Intellectual Property.  The Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as described in the SEC Reports as necessary or required for use in connection with its business and which the failure to so have would reasonably be expected to have a Material Adverse Effect (collectively, the “Intellectual Property Rights”).  The Company has not received a notice (written or otherwise) that any material Intellectual Property Right has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned.  The Company has not received, since the date of the latest audited financial statements included within the SEC Reports, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as would not have or reasonably be expected to have a Material Adverse Effect.  To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.  The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all of its intellectual property, except where failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  All Intellectual Property Rights of the Company are set forth in the SEC Reports.

(q) USA Patriot Act.  The Company is in compliance, in all material respects, with (i) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 C.F.R., Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (ii) the USA Patriot Act (Title III of Pub. L. 107-56, signed into law on October 26, 2001) (the “Act”).  No part of the proceeds of the Notes or the Preferred Stock will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

(r) Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company's knowledge, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

(s)  Filings, Consents and Approvals. Except as set forth on Schedule 3.1(s), the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to the Registration Rights Agreement and the declaration of effectiveness by the SEC of the Registration Statement, (ii) the notice and/or application(s) to each applicable Trading Market for the issuance and sale of the Securities and the listing of the Conversion Shares and Warrant Shares for trading thereon in the time and manner required thereby, (iii) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws, (iv) Shareholder Approval and (v) the Nasdaq Listing.

(t) Authorization; Enforcement.  All corporate action on the part of the Company, its officers, directors and stockholders (other than Shareholder Approval) necessary for the authorization, execution and delivery of the Transaction Documents and the performance of all obligations of the Company under the Transaction Documents and have been taken on or prior to the date hereof.  Each of the Transaction Documents has been duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by general equitable principles regardless of whether such enforcement is considered in a proceeding in equity or at law, (iii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iv) insofar as indemnification and contribution provisions may be limited by applicable law.

(u) Valid Issuance of Securities.  Each of the Notes, the Preferred Stock and the Warrants has been duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens and all restrictions on transfer other than those expressly imposed by the federal securities laws and vest in the Purchaser full and sole title and power to the Notes, the Preferred Stock and the Warrants purchased hereby by the Purchaser, free and clear of all Liens, and restrictions on transfer other than those imposed by the federal securities laws.  All Conversion Shares, when issued pursuant to conversion of the Notes and/or the Preferred Stock, and all Warrant Shares, when issued pursuant to any exercise of the Warrants, will be duly and validly issued, fully paid and nonassessable, will be free and clear of all Liens and vest in the holder full and sole title and power to such securities.  The Company has reserved from its duly authorized unissued Common Stock and Preferred Stock, the Required Reserve Amount, which Required Reserve Amount shall be continuously determined by the Company to ensure that the Required Reserve Amount is in reserve with the Transfer Agent at all times.  The Notes, the Warrants, the Preferred Stock, the Conversion Shares, and the Warrant Shares shall sometimes be collectively referred to as the “Securities.”

(v) Offering.  The offer and sale of the Notes, the Preferred Stock and the Warrants, as contemplated by this Agreement, are exempt from the registration requirements of the Securities Act, and the qualification or registration requirements of state securities laws or other applicable blue sky laws.  Neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemptions.

(w) Capitalization and Voting Rights.  The capitalization of the Company is as set forth on Schedule 3.1(w), which Schedule 3.1(w) shall also include the number of shares of Common Stock owned beneficially, and of record, by Affiliates of the Company as of the date hereof. The authorized capital stock of the Company and all securities of the Company issued and outstanding are set forth in the SEC Reports as of the dates reflected therein.  All of the outstanding shares of Common Stock and other securities of the Company have been duly authorized and validly issued, and are fully paid and nonassessable. Other than as described in the SEC Reports, the Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. Except as set forth on Schedule 3.1(w), no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as set forth on Schedule 3.1(w), there are no agreements or arrangements under which the Company is obligated to register the sale of any of the Company’s securities under the Securities Act.  Except as set forth on Schedule 3.1(w), no shares of Common Stock and/or other securities of the Company are entitled to preemptive rights and there are no outstanding debt securities and no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock and/or other securities of the Company or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, any shares of capital stock of the Company other than those issued or granted in the ordinary course of business pursuant to the Company’s equity incentive and/or compensatory plans or arrangements.  Except for customary transfer restrictions contained in agreements entered into by the Company to sell restricted securities and/or as set forth on Schedule 3.1(w), the Company is not a party to, and it has no knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock and/or other securities of the Company.  Except as set forth on Schedule 3.1(w), the offer and sale of all capital stock, convertible or exchangeable securities, rights, warrants, options and/or any other securities of the Company when any such securities of the Company were issued complied with all applicable federal and state securities laws, and no current and/or prior holder of any securities of the Company has any right of rescission or damages or any “put” or similar right with respect thereto that would reasonably be expected to have a Material Adverse Effect.  Except as set forth on Schedule 3.1(w), there are no securities or instruments of the Company containing anti-dilution or similar provisions that will be triggered by the issuance and/or sale of the Securities and/or the consummation of the transactions described herein or in any of the other Transaction Documents.

(x) SEC Reports.  The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company was an issuer subject to Rule 144(i) under the Securities Act; however, the Company has filed Form 10 information (as defined in such rule) more than one year prior to the date hereof reflecting the Company’s status as an entity that is no longer an issuer described in Rule 144(i)(1)(i). The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(y) Sarbanes-Oxley; Internal Accounting Controls. Except as set forth in the SEC Reports, the Company and the Subsidiaries are in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the Closing Date. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and the Subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and the Subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) of the Company and its Subsidiaries that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company and its Subsidiaries.

(z) Litigation. Except as set forth on Schedule 3.1(aa), there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(aa) Material Changes; Undisclosed Events, Liabilities or Developments.  Except as provided in Schedule 3.1(bb), since the date of the latest audited financial statements included in the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed with the SEC prior to the date hereof: (i) there has been no event, occurrence or development that has had or that would reasonably be expected to have a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s Financial Statements pursuant to GAAP or disclosed in SEC Reports pursuant to SEC rules and/or regulations, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or affiliate, except pursuant to existing Company stock option plans.  The Company does not have pending before the Commission any request for confidential treatment of information.  Except for the issuance of the Securities contemplated by this Agreement, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its business, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one Trading Day prior to the date that this representation is made.

(bb) Disclosure.  Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided the Purchaser or its respective agents or counsel with any information that constitutes material, non-public information.  The Company understands that the Purchaser may rely on the Transaction Documents, the information included therein, including, but not limited to, the foregoing representation and the SEC Reports in purchasing the Notes and the Warrants.  All of the disclosure furnished by or on behalf of the Company to the Purchaser in the Transaction Documents and/or in the SEC Reports, regarding, among other matters relating to the Company, its business and the transactions contemplated in the Transaction Documents, is true and correct in all material respects as of the date made and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.  The Company acknowledges and agrees that the Purchaser does not make nor has made any representations or warranties with respect to the transactions contemplated in the Transaction Documents other than those specifically set forth in Section 3.2 hereof.

(cc) No Integrated Offering.  Assuming the accuracy of the representations and warranties set forth in Section 3.2, neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the issuance and/or sale of the Securities to be integrated with prior offerings of securities by the Company for purposes of (i) the Securities Act that would require the registration of any such Securities and/or any other securities of the Company under the Securities Act, or (ii) except as provided for in the Certificate of Designation, any stockholder-approval provisions of any Trading Market on which any of the securities of the Company are listed, eligible for quotation and/or designated.

(dd) Insurance. Except as set forth in the SEC Reports, the Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the business in which it is engaged; the Company has not been refused any coverage sought or applied for; and the Company does not have any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect on the Company.

(ee) Regulation M Compliance.  The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

(ff) Registration Rights. Except as set forth on Schedule 3.1(ff), no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company or any Subsidiaries.

(gg) Labor Relations. No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. To the knowledge of the Company, no executive officer of the Company or any Subsidiary, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(hh) Dilutive Effect.  The Company understands and acknowledges that the number of Conversion Shares issuable upon conversion of the Notes and/or the Preferred Stock and the number of Warrant Shares issuable upon exercise of the Warrants, in each case, pursuant to the terms thereof, will increase in certain circumstances.  The Company further acknowledges that its obligations to issue Conversion Shares pursuant to the terms of the Notes in accordance with this Agreement and the Notes and to issue Warrant Shares upon exercise of the Warrants in accordance with this Agreement and the Warrants are, in each case, absolute and unconditional regardless of the dilutive effect that any such issuances may have on the percentage ownership interests of other stockholders of the Company.

(ii) Application of Takeover Protections; Rights Agreement.  The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provisions under the Company’s articles of incorporation, as amended, or the laws of the jurisdiction of its formation that are or could become applicable to the Purchaser as a result of the transactions contemplated by this Agreement and/or the other Transaction Documents, including, without limitation, the Company’s issuance of the Securities and the Purchaser’s ownership of the Securities.  The Company has not adopted a stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

(jj) Manipulation of Price.  The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result, or that could reasonably be expected to cause or result, in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

(kk) DTC Eligible.  The Common Stock is DTC eligible and DTC has not placed a “freeze” or a “chill” on the Common Stock and the Company has no reason to believe that DTC has any intention to make the Common Stock not DTC eligible, or place a “freeze” or “chill” on the Common Stock.

(ll) Listing and Maintenance Requirements.  The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. Except as set forth in the SEC Reports, the Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market.  The Common Stock is eligible for quotation on the Principal Market and the Company has no reason to believe that the Principal Market has any intention of delisting the Common Stock from the Principal Market.  The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.  All Underlying Shares (other than Preferred Stock) have been approved, if so required, for listing or quotation on the Trading Market, subject only to the Nasdaq Listing.

(mm) No General Solicitation.  Neither the Company, nor any of its affiliates, nor, to the knowledge of the Company, any Person acting on its behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.

(nn) Acknowledgment Regarding the Purchaser’s Purchase of Securities.  The Company acknowledges and agrees that the Purchaser is acting solely in the capacity of an arm’s length purchaser with respect to the other Transaction Documents and the transactions contemplated hereby and thereby and that such Purchaser is not (i) an officer or director of the Company, (ii) an Affiliate of the Company or (iii) to the knowledge of the Company, a “beneficial owner” of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the Exchange Act.  The Company further acknowledges that the Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by such Purchaser or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Purchaser’s purchase of the Securities.  The Company further represents to the Purchaser that the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

(oo) Off-Balance Sheet Arrangements.  There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off-balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.

(pp) Certain Fees. Except as set forth in Schedule 3.1(pp), and fees payable to the underwriters in connection with any Qualified Offering, no brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiaries to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. Except for any arrangement in effect between the Purchaser and any Person, the Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(qq) FDA. As to each product subject to the jurisdiction of the U.S. Food and Drug Administration (“FDA”) under the Federal Food, Drug and Cosmetic Act, as amended, and the regulations thereunder (“FDCA”) that is manufactured, packaged, labeled, tested, distributed, sold, and/or marketed by the Company or any of its Subsidiaries (each such product, a “Pharmaceutical Product”), such Pharmaceutical Product is being manufactured, packaged, labeled, tested, distributed, sold and/or marketed by the Company in compliance with all applicable requirements under FDCA and similar laws, rules and regulations relating to registration, investigational use, premarket clearance, licensure, or application approval, good manufacturing practices, good laboratory practices, good clinical practices, product listing, quotas, labeling, advertising, record keeping and filing of reports, except where the failure to be in compliance would not have a Material Adverse Effect. There is no pending, completed or, to the Company's knowledge, threatened, action (including any lawsuit, arbitration, or legal or administrative or regulatory proceeding, charge, complaint, or investigation) against the Company or any of its Subsidiaries, and none of the Company or any of its Subsidiaries has received any notice, warning letter or other communication from the FDA or any other governmental entity, which (i) contests the premarket clearance, licensure, registration, or approval of, the uses of, the distribution of, the manufacturing or packaging of, the testing of, the sale of, or the labeling and promotion of any Pharmaceutical Product, (ii) withdraws its approval of, requests the recall, suspension, or seizure of, or withdraws or orders the withdrawal of advertising or sales promotional materials relating to, any Pharmaceutical Product, (iii) imposes a clinical hold on any clinical investigation by the Company or any of its Subsidiaries, (iv) enjoins production at any facility of the Company or any of its Subsidiaries, (v) enters or proposes to enter into a consent decree of permanent injunction with the Company or any of its Subsidiaries, or (vi) otherwise alleges any violation of any laws, rules or regulations by the Company or any of its Subsidiaries, and which, either individually or in the aggregate, would have a Material Adverse Effect. The properties, business and operations of the Company have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of the FDA.  The Company has not been informed by the FDA that the FDA will prohibit the marketing, sale, license or use in the United States of any product proposed to be developed, produced or marketed by the Company nor has the FDA expressed any concern as to approving or clearing for marketing any product being developed or proposed to be developed by the Company.

(rr) Health Care Laws. The Company has operated and currently is in compliance in all material respects with all applicable Health Care Laws (defined herein), including, without limitation, the rules and regulations of the FDA, the U.S. Department of Health and Human Services Office of Inspector General, the Centers for Medicare & Medicaid Services, the Office for Civil Rights, the Department of Justice or any other governmental agency or body having jurisdiction over the Company or any of its properties, and has not engaged in activities which are, as applicable, cause for false claims liability, civil penalties, or mandatory or permissive exclusion from Medicare, Medicaid, or any other state or federal health care program. For purposes of this Agreement, “Health Care Laws” shall mean the federal Anti-kickback Statute (42 U.S.C. § 1320a-7b(b)), the Physician Payment Sunshine Act (42 U.S.C. § 1320a-7h), the civil False Claims Act (31 U.S.C. §§ 3729 et seq.), the criminal False Claims Act (42 U.S.C. § 1320a-7b(a)), all criminal laws relating to health care fraud and abuse, including but not limited to 18 U.S.C. Sections 286 and 287, and the health care fraud criminal provisions under the Health Insurance Portability and Accountability Act of 1996 (42 U.S.C. § 1320d et seq.) (“HIPAA”), the exclusion laws (42 U.S.C. § 1320a-7), the civil monetary penalties law (42 U.S.C. § 1320a-7a), HIPAA, as amended by the Health Information Technology for Economic and Clinical Health Act (42 U.S.C. §§ 17921 et seq.), the patient privacy, data security and breach notification provisions under HIPAA, the Federal Food, Drug, and Cosmetic Act (21 U.S.C. §§ 301 et seq.), Medicare (Title XVIII of the Social Security Act), Medicaid (Title XIX of the Social Security Act), the regulations promulgated pursuant to such laws, and any other similar local, state or federal law and regulations. The Company has not received any FDA Form 483, notice of adverse finding, warning letter, untitled letter or other correspondence, communication or notice from the FDA or any other governmental or regulatory authority alleging or asserting noncompliance with any Health Care Laws applicable to the Company. The Company is not a party to nor has any ongoing reporting obligations pursuant to any corporate integrity agreements, deferred prosecution agreements, monitoring agreements, consent decrees, settlement orders, plans of correction or similar agreements with or imposed by any governmental or regulatory authority. Neither the Company nor any of its employees, officers, directors or, to the Company’s knowledge, consultants has been excluded, suspended or debarred from participation in any U.S. state or federal health care program or human clinical research or, to the Company’s knowledge, is subject to a governmental inquiry, investigation, proceeding, or other similar action that could reasonably be expected to result in debarment, suspension, or exclusion.

(ss) Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no Action or Proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

(tt) Environmental Laws. The Company and its Subsidiaries, to the best of the Company’s knowledge, (i) are in compliance with all federal, state, local and foreign laws relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands, or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations, issued, entered, promulgated or approved thereunder (“Environmental Laws”); (ii) have received all permits licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) are in compliance with all terms and conditions of any such permit, license or approval where in each clause (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

(uu) Nasdaq Listing.  The Company has submitted an application for a Nasdaq Listing of its Common Stock.  In connection with its application, the Company will advise Nasdaq as to this Agreement and the transactions contemplated by this Agreement and the other Transaction Documents.  At Closing, the Company will be in compliance with all applicable corporate governance requirements set forth under Nasdaq Rules that are then in effect and will use commercially reasonable efforts to ensure that it will be in compliance with other applicable corporate governance requirements set forth in the Nasdaq rules not currently in effect upon and all times after the effectiveness of such requirements.  Other than Shareholder Approval and the Nasdaq Listing, the closing the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Notes, Preferred Stock, Warrants and Underlying Shares are in compliance with all applicable Nasdaq rules and do not require any additional consent or approval by Nasdaq or the Company’s shareholders.

3.2 Representation and Warranties of The Purchaser.  The Purchaser hereby represents and warrants as of the date hereof to the Company as follows:

(a) Organization; Authority. Such Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)  Own Account. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Purchaser’s right to sell the Securities pursuant to an effective registration statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

(c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is an “accredited investor” as defined in Rule 501(a) under the Securities Act.

(d) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e)  General Solicitation. Such Purchaser is not, to such Purchaser’s knowledge, purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(f) Access to Information. Such Purchaser acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the SEC Reports and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

(g) Brokers or Finders.  No finder, broker, agent, financial advisor or other intermediary, nor any purchaser representative or any broker-dealer acting as a broker, are entitled to any compensation in connection with the transactions contemplated by this Agreement or the transactions contemplated hereby.

(h) Certain Transactions and Confidentiality.  The Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Purchaser first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof.  Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle, whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.  Other than to other Persons party to this Agreement or to such Purchaser's representatives, including, without limitation, its officers, directors, partners, legal and other advisors, employees, agents and Affiliates, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).  Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future.

The Company acknowledges and agrees that the representations contained in this Section 3.2 shall not modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby.

ARTICLE 4
OTHER AGREEMENTS OF THE PARTIES
4.1 Transfer Restrictions.

(a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of a Purchaser under this Agreement.

(b) The Purchaser agrees to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Securities in the following form:

[NEITHER] THIS SECURITY [NOR THE SECURITIES INTO WHICH THIS SECURITY IS [CONVERTIBLE] HAS [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY [AND THE SECURITIES ISSUABLE UPON [CONVERSION] OF THIS SECURITY] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that the Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are then registered for resale on a registration statement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

(c) Subject to the requirements of applicable law, certificates evidencing the Underlying Shares shall not contain any legend (including the legend set forth in Section 4.1(b) hereof): (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Underlying Shares pursuant to Rule 144, (iii) if such Underlying Shares are eligible for sale under Rule 144 or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Transfer Agent promptly after the Effective Date or at such time as such legend is no longer required under this Section 4.1(c) if required by the Transfer Agent to effect the removal of the legend hereunder, or if requested by a Purchaser. Subject to the requirements of applicable law, if all or any shares of Preferred Stock are converted or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Underlying Shares, or if such Underlying Shares may be sold under Rule 144 and the Company is then in compliance with the current public information required under Rule 144, or if the Underlying Shares may be sold under Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Underlying Shares and without volume or manner-of-sale restrictions or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) then such Underlying Shares shall be issued free of all legends. The Company agrees that, subject to the requirements of applicable law, following the Effective Date or at such time as such legend is no longer required under this Section 4.1(c), it will, no later than the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined below) following the delivery by a Purchaser to the Company or the Transfer Agent of a certificate representing Underlying Shares, as applicable, issued with a restrictive legend (such date, the “Legend Removal Date”), deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4. Certificates for Underlying Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Purchaser by crediting the account of the Purchaser’s prime broker with the Depository Trust Company System as directed by such Purchaser. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of a certificate representing Underlying Shares, as applicable, issued with a restrictive legend.

(d) In addition to such Purchaser’s other available remedies, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, for each $1,000 of Underlying Shares (based on the VWAP of the Common stock on the date such Securities are submitted to the Transfer Agent) delivered for removal of the restrictive legend and subject to Section 4.1(c), $10 per Trading Day (increasing to $20 per Trading Day five (5) Trading Days after such damages have begun to accrue) for each Trading Day after the first Business Day after the Legend Removal Date until such certificate is delivered without a legend, and if the Company fails to (i) issue and deliver (or cause to be delivered) to a Purchaser by the first Trading Day after the first Business Day after the Legend Removal Date a certificate representing the Securities so delivered to the Company by such Purchaser that is free from all restrictive and other legends or (ii) if after the Legend Removal Date such Purchaser purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Purchaser of all or any portion of the number of shares of Common Stock, or a sale of a number of shares of Common Stock equal to all or any portion of the number of shares of Common Stock that such Purchaser anticipated receiving from the Company without any restrictive legend, then, an amount equal to the excess of such Purchaser’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (including brokerage commissions and other out-of-pocket expenses, if any) (the “Buy-In Price”) over the product of (A) such number of Shares or Conversion Shares, as applicable, that the Company was required to deliver to such Purchaser by the Legend Removal Date multiplied by (B) the lowest closing sale price of the Common Stock on any Trading Day during the period commencing on the date of the delivery by such Purchaser to the Company of the applicable Shares or Conversion Shares (as the case may be) and ending on the date of such delivery and payment under this clause (ii).

4.2 Furnishing of Information. Until the earliest of the time that (i) no Purchaser owns Securities or (ii) the Warrants have expired, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.

4.3 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

4.4 Securities Laws Disclosure; Publicity. The Company shall (a) by 9:00am on the 1st Trading Day after the date of this Agreement, issue a press release disclosing the material terms of the transactions contemplated hereby, and (b) file a Current Report on Form 8-K, including the Transaction Documents as exhibits thereto, with the Commission within the time required by the Exchange Act. From and after the filing of such Form 8-K, the Company represents to the Purchaser that it shall have publicly disclosed all material, non-public information delivered to any of the Purchaser by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the issuance of such press release, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates on the one hand, and the Purchaser or any of its Affiliates on the other hand, with respect to the transactions contemplated by this Agreement shall terminate. The Company and the Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor the Purchaser shall issue any such press release, nor otherwise make any such public statement, with respect thereto without the prior consent of the Company, with respect to any press release of the Purchaser, or without the prior consent of the Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of the Purchaser, or include the name of the Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (a) as required by federal securities law in connection with the filing of final Transaction Documents with the Commission and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchaser with prior notice of such disclosure permitted under this clause (b).

4.5 Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that the Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that the Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents.

4.6 Non-Public Information.    Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, which shall be disclosed pursuant to Section 4.4, the Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide the Purchaser or its agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, material non-public information, unless prior thereto the Purchaser shall have consented to the receipt of such information and agreed with the Company to keep such information confidential. The Company understands and confirms that the Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company. To the extent that the Company delivers any material, non-public information to the Purchaser without such Purchaser’s consent, the Company hereby covenants and agrees that such Purchaser shall not have any duty of confidentiality to the Company, any of its Subsidiaries, or any of their respective officers, directors, agents, employees or Affiliates, or a duty to the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates not to trade on the basis of, such material, non-public information, provided that the Purchaser shall remain subject to applicable law. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Company understands and confirms that the Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.7 Use of Proceeds. Except as set forth on Schedule 4.7 attached hereto, the Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and for the satisfaction of a portion of the Company’s debt identified on Schedule 4.7 hereto and shall not use such proceeds for (a) the satisfaction of any other indebtedness not identified on Schedule 4.7 hereto, (b) for the redemption of any Common Stock or Common Stock Equivalents, (c) for the settlement of any outstanding litigation or (d) in violation of FCPA or OFAC regulations.

4.8 [intentionally omitted]

4.9 Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue the Conversion Shares pursuant to the Notes and/or the Preferred Stock and Warrant Shares pursuant to any exercise of the Warrants.

4.10 Listing of Common Stock. The Company hereby agrees to use reasonable best efforts to maintain the listing or quotation of the Common Stock on the Trading Market on which it is currently listed. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will then include in such application all of the Underlying Shares (other than Preferred Stock), and will take such other action as is necessary to cause all of the Underlying Shares (other than Preferred Stock) to be listed or quoted on such other Trading Market as promptly as possible. The Company will then take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market. The Company agrees to maintain the eligibility of the Common Stock for electronic transfer through the Depository Trust Company or another established clearing corporation, including, without limitation, by timely payment of fees to the Depository Trust Company or such other established clearing corporation in connection with such electronic transfer

4.11 Certain Transactions and Confidentiality. The Purchaser, severally and not jointly with the other Purchaser, covenants that neither it nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.4. The Purchaser, severally and not jointly with the other Purchaser, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the initial press release as described in Section 4.4, such Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in the Disclosure Schedules. Notwithstanding the foregoing and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) no Purchaser makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced, (ii) no Purchaser shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.4 and (iii) no Purchaser shall have any duty of confidentiality or duty not to trade in the securities of the Company to the Company or its Subsidiaries after the issuance of the initial press release. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

4.12 Exercise Procedures. The form of Notice of Conversion in the Notes and in the Certificate of Designation and the Notice of Exercise included in the Warrants set forth the totality of the procedures required of the Purchaser in order to convert the Notes and/or Preferred Stock and/or exercise the Warrants. No additional legal opinion, other information or instructions shall be required of the Purchaser to exercise their respective Note, Preferred Stock and/or Warrants. Without limiting the preceding sentences, no ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise form be required in order to covert and/or exercise the Securities. The Company shall honor conversions and/or exercises of the Securities and shall deliver applicable Underlying Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

4.13 Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchaser at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of the Purchaser.

4.14 Most Favored Nation Status.  From the date hereof through the date that no Securities issued in this offering are outstanding, in the event that the Company provides more than 100% warrant coverage in a Qualified Offering,  the Company shall amend the terms of this Agreement and the Warrant so as to give such Purchaser the same benefit of such additional warrant coverage with the result that the number of Warrant Shares shall be proportionately increased to the extent such warrant coverage exceeds 100%.  For example, if the warrant coverage is 150% in the Qualified Offering, then the number of Warrant Shares shall be increased by 50%.  The provisions of this Section will expire immediately upon any consummation of a Qualified Offering.

4.15 Lock-Up Agreements.  Purchaser covenants, to execute and deliver a 135 day lock-up agreement (the “Lock-Up Agreement”) subject to a 100% leak-out provision if the Company’s Common Stock trades at a 50% premium to the public offering price in such Qualified Offering for a period of 5 consecutive Trading Days after consummation of such Qualified Offering, in such customary form as requested by an underwriter in connection with a Qualified Offering. This covenant is conditioned upon the execution and delivery of a lock-up agreement by the Company's management in connection with such Qualified Offering.

4.16 Maintenance of Property. So long as any Notes remain outstanding, the Company shall use its commercially reasonable efforts to keep all of its property, which is necessary or useful to the conduct of its business, in good working order and condition, ordinary wear and tear excepted.

4.17 Preservation of Corporate Existence. So long as any Notes remain outstanding, the Company shall preserve and maintain its corporate existence, rights, privileges and franchises in the jurisdiction of its incorporation, and qualify and remain qualified, as a foreign corporation in each jurisdiction in which such qualification is necessary in view of its business or operations and where the failure to qualify or remain qualified would reasonably be expected to have a Material Adverse Effect.

4.18 Furnishing of Information.  Until the time that no Purchaser owns Securities, the Company covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.    As long as the Purchaser owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchaser and make publicly available in accordance with Rule 144(c) such information as is required for the Purchaser to sell the Securities under Rule 144.  The Company further covenants that it will take such further action as any holder of Securities may reasonably request, to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the requirements of the exemption provided by Rule 144.

4.19 Shareholder Approval.  As soon as practicable after the date hereof but in no event no later than fifteen (15) calendar days after the date hereof, the Company shall submit to the SEC a preliminary proxy statement with regard to a special meeting of shareholders (which may also be at the annual meeting of shareholders) for the purpose of obtaining Shareholder Approval, with the recommendation of the Company’s Board of Directors that such proposal be approved, and the Company shall solicit proxies from its shareholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposal. The Company shall use its reasonable best efforts to obtain such Shareholder Approval.

4.20 No Short Sales.  From and after the date hereof and through the earlier of the Cash Balance Date or the 18 Month Anniversary Date (each as defined in the Certificate of Designations), neither the Purchaser nor any Affiliate thereof shall enter into or effect any Short Sales of the Common Stock.

ARTICLE 5
MISCELLANEOUS

5.1 Fees and Expenses.  Except as expressly set forth below and in the Transaction Documents to the contrary, each party shall pay the reasonable, documented fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any exercise notice delivered by the Purchaser), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchaser. Notwithstanding the foregoing, the Company agrees to pay all direct and indirect costs and expenses of the Purchaser related to the negotiation, due diligence, preparation, closing, and all other items regarding or related to this Agreement and the other Transaction Documents and all of the transactions contemplated herein and/or therein, including, but not limited to, the legal fees and expenses of the Purchaser’s legal counsel (collectively, the “Purchaser’s Expenses”), not to exceed in the aggregate $25,000.  In addition, on the Closing Date, the Company shall pay the Purchaser a closing fee equal to $10,000 payable in cash.

5.2 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile or email attachment at the facsimile number or email address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile or email attachment at the facsimile number or email address as set forth on the signature pages attached hereto on a day that is not a Business Day or later than 5:30 p.m. (New York City time) on any Business Day, (c) the second (2nd) Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.4 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Any amendment effected in accordance with accordance with this Section 5.4 shall be binding upon the Purchaser and holder of Securities and the Company.

5.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser then holding outstanding Notes (other than by merger). Purchaser may assign any or all of its rights under this Agreement to any Person to whom Purchaser assigns or transfers any Securities in compliance with the Transaction Documents, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchaser,” and provided further that (i) such transferee is an “accredited investor” within the meaning of Rule 501 under the Securities Act and (ii) such transferee is not a direct competitor of the Company or any Subsidiary.  Any such assignment by the Purchaser shall not relieve it of its obligations under this Agreement.

5.6 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

5.7 Governing Law; Exclusive Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Action or Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Action or Proceeding is improper or is an inconvenient venue for such Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Action or Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.   If any party shall commence an Action or Proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company elsewhere in this Agreement, the prevailing party in such Action or Proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Action or Proceeding.

5.8 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities at the Closing.

5.9 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.10 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired, or invalidated, as long as the essential terms and conditions of this Note for each party remain valid, binding, and enforceable. The parties shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.

5.11 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, that, in the case of a rescission of a conversion of the Preferred Stock and/or Note or exercise of a Warrant, the applicable Purchaser shall be required to return any shares of Common Stock subject to any such rescinded conversion or exercise notice concurrently with the return to such Purchaser of the aggregate exercise price paid to the Company for such shares and the restoration of such Purchaser’s right to acquire such shares pursuant to such Purchaser’s Warrant (including, issuance of a replacement warrant certificate evidencing such restored right).

5.12 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

5.13 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchaser and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any Action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.14 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.15 Usury. To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any Action or Proceeding that may be brought by any Purchaser in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date thereof forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Purchaser with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such Purchaser to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at such Purchaser’s election.

5.16 Liquidated Damages. The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

5.17 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.18 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto.

5.19 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

5.20 Termination. This Agreement can be terminated by the mutual written consent of the Company and the Purchaser.  In addition, this Agreement may be terminated at any time prior to the Closing by the Company or the Purchaser if the Closing has not occurred on or before the Outside Date; provided, that the failure of the Closing to be consummated by the Outside Date is not the result of, or caused by, the failure of the party seeking to exercise such termination right to fulfill any of its obligations under this Agreement.  In the event this Agreement is terminated pursuant to this Section 5.20, this Agreement shall become null and void and of no effect without liability on the part of any party hereto other than for a breach by a party of any of its covenants or agreements set forth herein.

(Signature Pages Follow)
IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

BIORESTORATIVE THERAPIES, INC.	Address for Notice:
By:_/s/ Mark Weinreb___________________________ Name: Mark Weinreb Title: Chief Executive Officer With a copy to (which shall not constitute notice):	Email: mweinreb@biorestorative.com
Certilman Balin Adler & Hyman, LLP 90 Merrick Avenue East Meadow, New York 11554 Attn: Fred Skolnik, Esq. fskolnik@certilmanbalin.com

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR PURCHASER FOLLOWS]

PURCHASER SIGNATURE PAGES TO BTRX SECURITIES PURCHASE AGREEMENT
IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.
Name of Purchaser: ___Arena Investors LP___________________
Signature of Authorized Signatory of Purchaser: ____/s/ Lawrence Cutler_________
Name of Authorized Signatory: ___Lawrence Cutler_________
Title of Authorized Signatory: ____Authorized Signer___________________
Email Address of Authorized Signatory: __lcutler@arenaco.com__
Facsimile Number of Authorized Signatory: __________________________________________
Address for Notice to Purchaser:
405 Lexington Avenue, 59th Floor
New York, NY  10174

Address for Delivery of Securities to Purchaser (if not same as address for notice):

EIN Number: ________________

EXHIBIT A
Form of Note
NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.
Original Issue Date: __________, 2019
Original Principal Amount: $500,000.00
Purchase Price: $450,000.00
ORIGINAL ISSUE DISCOUNT SENIOR SECURED
CONVERTIBLE PROMISSORY NOTE
DUE ____________, 20211
THIS ORIGINAL ISSUE DISCOUNT SENIOR SECURED CONVERTIBLE PROMISSORY NOTE is a duly authorized and validly issued debt obligation of BioRestorative Therapies, a Delaware corporation (the “Company” or the “Borrower”), having its principal place of business at 40 Marcus Drive, Suite One, Melville, NY  11747, designated as its Original Issue Discount Senior Secured Convertible Promissory Note due _________, 20212 (the “Note”).
FOR VALUE RECEIVED, the Company promises to pay to Arena Investors LP or its registered assigns (the “Holder”), or shall have paid pursuant to the terms hereunder, the principal sum of $500,000.00, and any other sums due hereunder on ________, 20213 (the “Maturity Date”), or such earlier date as this Note is required or permitted to be repaid as provided hereunder, and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Note in accordance with the provisions hereof.  Notwithstanding the foregoing, if as of the Maturity Date, any shares of Preferred Stock of the Company are issued and outstanding, the Maturity Date of this Note shall be automatically extended, without any obligation on the part of either the Company or the Holder, until such date as no shares of Preferred Stock shall be held by the Holder.  This Note is subject to the following additional provisions:

1 18 months from the Closing Date
2 18 months from the Closing Date
3 18 months from the Closing Date

Section 1. Definitions.  For the purposes hereof, in addition to the terms defined elsewhere in this Note, (a) capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement and (b) the following terms shall have the following meanings:
“Beneficial Ownership Limitation” shall have the meaning set forth in the Certificate of Designation.
“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which the New York Federal Reserve Bank is closed.
“Buy-In” shall have the meaning set forth in Section 4(c)(v).
“Change of Control Transaction” means the occurrence after the date hereof of any of (a) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of fifty percent (50%) of the voting securities of the Company (other than by means of conversion or exercise of the Note and the Securities issued together with the Note), (b) the Company merges into or consolidates with any other Person, or any Person merges into or consolidates with the Company and, after giving effect to such transaction, the stockholders of the Company immediately prior to such transaction own less than fifty-one percent (51%) of the aggregate voting power of the Company or the successor entity of such transaction, (c) the Company sells or transfers all or substantially all of its assets to another Person and the stockholders of the Company immediately prior to such transaction own less than fifty-one percent (51%) of the aggregate voting power of the acquiring entity immediately after the transaction, (d) a replacement at one time or within a three year period of more than one-half of the members of the Board of Directors which is not approved by a majority of those individuals who are members of the Board of Directors on the Original Issue Date (or by those individuals who are serving as members of the Board of Directors on any date whose nomination to the Board of Directors was approved by a majority of the members of the Board of Directors who are members on the date hereof), or (e) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth in clauses (a) through (d) above.
“Conversion” shall have the meaning ascribed to such term in Section 4.
“Conversion Date” shall have the meaning set forth in Section 4(a)(ii).
“Conversion Price” shall have the meaning set forth in Section 4(b).
“Conversion Shares” means, collectively, the shares of Preferred Stock issuable upon conversion of this Note in accordance with the terms hereof.
“Default Interest” shall have the meaning set forth in Section 2(b).
“Distribution” shall have the meaning set forth in Section 5(d).
“Event of Default” shall have the meaning set forth in Section 6(a).
“Equity Conditions” means, during the period in question, (a) the Company shall have duly honored all conversions and redemptions scheduled to occur or occurring by virtue of one or more Notices of Conversion of the Holder, if any, (b) the Company shall have paid all liquidated damages and other amounts owing to the Holder in respect of this Note, (c) the Common Stock is trading on a Trading Market and all of the shares issuable pursuant to the Transaction Documents are listed or quoted for trading on such Trading Market (and the Company believes, in good faith, that trading of the Common Stock on a Trading Market will continue uninterrupted for the foreseeable future), (d) there is a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock for the issuance of all of the shares issuable pursuant to the Transaction Documents, (e) there is no existing Event of Default or no existing event which, with the passage of time or the giving of notice, would constitute an Event of Default, and (f) the Holder is not in possession of any information provided by the Company that constitutes, or may constitute, material non-public information.

“Mandatory Default Amount” means 120% of the outstanding principal amount of this Note and accrued and unpaid interest hereon, in addition to all other amounts, costs, expenses and liquidated damages due in respect of this Note.

“New York Courts” shall have the meaning set forth in Section 8(d).
“Note Register” shall have the meaning set forth in Section 2(c).
“Notice of Conversion” shall have the meaning set forth in Section 4(a)(i).
“Optional Redemption” shall have the meaning set forth in Section 2(e).

“Optional Redemption Amount” means the sum of (a) 130% of the then outstanding principal amount of the Note, (b) accrued but unpaid interest and (c) all liquidated damages and other amounts due in respect of the Note.

“Optional Redemption Date” shall have the meaning set forth in Section 2(e).

“Optional Redemption Notice” shall have the meaning set forth in Section 2(e).

“Optional Redemption Notice Date” shall have the meaning set forth in Section 2(e).

“Optional Redemption Period” shall have the meaning set forth in Section 2(e).

“Original Issue Date” means the date of the first issuance of the Note, regardless of any transfers of any Note and regardless of the number of instruments which may be issued to evidence such Note.
“Preferred Stock Conversion Price” shall mean the Conversion Price, as defined in the Certificate of Designation.
“Purchase Agreement” means the Securities Purchase Agreement, dated as of July __, 2019, between the Company and the original Holder, as amended, modified or supplemented from time to time in accordance with its terms.
“Purchase Rights” shall have the meaning set forth in Section 5(b).
“Qualified Offering” means a single public offering of Common Stock and/or Common Stock Equivalents with gross proceeds to the Company equal to or greater than $7,500,000 which results in a Nasdaq Listing.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Share Delivery Date” shall have the meaning set forth in Section 4(c)(ii).
“Subsidiary” means, with respect to any person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person all of the Company’s Subsidiaries are set forth on Schedule 3.1(a) to Purchase Agreement.
“Trading Day” means a day on which the principal Trading Market is open for trading.
“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE, the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, any market or quotation service of the OTC Market Group or the OTC Bulletin Board (or any successors to any of the foregoing).
Section 2. Interest, Prepayment and Conversion.
a)
Payment of Interest in Cash or Kind. The Company shall pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Note at the rate of 12% per annum, payable quarterly on January 1, April 1, July 1 and October 1, beginning on the first such date after the Original Issue Date, on each Conversion Date (as to that principal amount then being converted), on each Optional Redemption Date (as to that principal amount then being redeemed) and on the Maturity Date (each such date, an “Interest Payment Date”) (if any Interest Payment Date is not a Business Day, then the applicable payment shall be due on the next succeeding Business Day), in cash or, at the Holder’s option, in duly authorized, validly issued, fully paid and non-assessable shares of Common Stock at the Preferred Stock Conversion Price (the dollar amount to be paid in shares, the “Interest Share Amount”) or a combination thereof.

b)
Holder’s Election to Pay Interest in Cash or Shares of Common Stock.  Subject to the terms and conditions herein, the decision whether to pay interest hereunder in cash, shares of Common Stock or a combination thereof shall be at the sole discretion of the Holder.  The Holder shall deliver to the Company a written notice of its election to pay interest hereunder on the applicable Interest Payment Date either in cash, shares of Common Stock or a combination thereof and the Interest Share Amount as to the applicable Interest Payment Date, which notice shall be delivered to the Company no less than ten (10) days prior to the Interest Payment Date, provided that the Holder may indicate in such notice that the election contained in such notice shall apply to future Interest Payment Dates until revised by a subsequent notice.  If such notice is not timely delivered it shall be deemed that the Holder elected to receive cash.

c)
Interest Calculations. Interest shall be calculated on the basis of a 360-day year, consisting of twelve 30 calendar day periods, and shall accrue daily commencing on the Original Issue Date until payment in full of the outstanding principal, together with all accrued and unpaid interest, liquidated damages and other amounts which may become due hereunder, has been made.  Payment of interest in shares of Common Stock shall otherwise occur pursuant to Section 4(c)(ii) herein and, solely for purposes of the payment of interest in shares, the Interest Payment Date shall be deemed the Conversion Date.  Interest shall cease to accrue with respect to any principal amount converted, provided that, the Company actually delivers the Conversion Shares within the time period required by Section 4(c)(ii) herein.  Interest hereunder will be paid to the Person in whose name this Note is registered on the records of the Company regarding registration and transfers of this Note (the “Note Register”).

d)
Default Interest.  Upon the occurrence and during the continuance of an Event of Default, the Company shall pay to the Holder on the aggregate unconverted and then outstanding principal amount of this Note interest at a rate equal to eighteen percent (18%) per annum (the “Default Interest”) which shall accrue daily from the date of the occurrence and during the continuance of such Event of Default hereunder through and including the date of actual payment in full.

e)
Optional Redemption. At any time after the Original Issue Date, the Company may deliver a written notice to the Holder (an “Optional Redemption Notice” and the date such notice is deemed delivered hereunder, the “Optional Redemption Notice Date”) of its irrevocable election to redeem some or all of the then outstanding principal amount of this Note for cash in an amount equal to the Optional Redemption Amount on the 30th calendar day following the Optional Redemption Notice Date (such date, the “Optional Redemption Date”, such 30 day period, the “Optional Redemption Period” and such redemption, the “Optional Redemption”).  The Optional Redemption Amount is payable in full on the Optional Redemption Date.  The Company may only effect an Optional Redemption if each of the Equity Conditions shall have been met (unless waived in writing by the Holder) on each Trading Day during the period commencing on the Optional Redemption Notice Date through to the Optional Redemption Date and through and including the date payment of the Optional Redemption Amount is actually made in full (or if not met on any Trading Day(s), such failure is cured within 3 Trading Days or such lesser time such that all Equity Conditions shall have been met 3 Trading Days prior to the Optional Redemption Date).  From and after the Optional Redemption Date, unless the Company shall default in paying the Optional Redemption Amount on the Optional Redemption Date, interest on this Note (to the extent called for redemption) shall cease to accrue.  If any of the Equity Conditions shall cease to be satisfied at any time during the Optional Redemption Period (subject to the cure as described above), then the Holder may elect to nullify the Optional Redemption Notice by notice to the Company within 3 Trading Days after the first day on which any such Equity Condition has not been met (provided that if, by a provision of the Transaction Documents, the Company is obligated to notify the Holder of the non-existence of an Equity Condition, such notice period shall be extended to the third Trading Day after proper notice from the Company) in which case the Optional Redemption Notice shall be null and void, ab initio.  The Company covenants and agrees that it will honor all Notices of Conversion tendered from the time of delivery of the Optional Redemption Notice through the date all amounts owing thereon are due and paid in full.  If any portion of the payment pursuant to an Optional Redemption shall not be paid by the Company by the applicable due date, Default Interest shall accrue until such amount is paid in full.  Notwithstanding anything herein contained to the contrary, if any portion of the Optional Redemption Amount remains unpaid after such date, the Holder may elect, by written notice to the Company given at any time thereafter, to invalidate such Optional Redemption, ab initio, and after the Company’s second failure to pay the Optional Redemption Amount on an Optional Redemption Date, the Company shall have no further right to exercise such Optional Redemption.

Section 3. Registration of Transfers and Exchanges.
a)
Different Denominations. This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same.  No service charge will be payable for such registration of transfer or exchange.

b)
Investment Representations. This Note has been issued subject to certain investment representations of the original Holder set forth in the Purchase Agreement and may be transferred or exchanged only in compliance with the Purchase Agreement and applicable federal and state securities laws and regulations.

c)
Reliance on Note Register. Prior to due presentment for transfer to the Company of this Note, the Company and any agent of the Company may treat the Person in whose name this Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

Section 4. Conversion.
a)
Conversion.  At any time after the Original Issue Date until this Note is no longer outstanding, this Note shall be convertible, in whole or in part, into shares of Preferred Stock at the option of the Holder, at any time and from time to time.  The Holder shall effect conversions by delivering to the Company a Notice of Conversion, the form of which is attached hereto as Annex A (each, a “Notice of Conversion”), specifying therein the principal amount of this Note to be converted and the date on which such conversion shall be effected (such date, the “Conversion Date”).  If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is deemed delivered hereunder.  To effect conversions hereunder, the Holder shall not be required to physically surrender this Note to the Company unless the entire principal amount of this Note, plus all accrued and unpaid interest thereon, has been so converted. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Note in an amount equal to the applicable conversion.  The Holder and the Company shall maintain records showing the principal amount(s) converted and the date of such conversion(s).  The Company may deliver an objection to any Notice of Conversion within two (2) Business Days of delivery of such Notice of Conversion.  In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest or mathematical error. The Holder, and any assignee by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note may be less than the amount stated on the face hereof.

b)	Conversion Price. The conversion price in effect on any Conversion Date shall be equal to one dollar ($1.00), subject to adjustment herein (the “Conversion Price”).
c)	Mechanics of Conversion.
i.
Conversion Shares Issuable Upon Conversion of Principal Amount.  The number of Conversion Shares issuable upon a conversion hereunder shall be determined by the quotient obtained by dividing (x) the outstanding principal amount of this Note to be converted by (y) the Conversion Price.

ii.
Delivery of Certificate Upon Conversion. Not later than three (3) Trading Days after each Conversion Date (the “Share Delivery Date”), the Company shall deliver, or cause to be delivered, to the Holder (A) a certificate or certificates representing the Conversion Shares representing the number of Conversion Shares being acquired upon the conversion of this Note and (B) a bank check in the amount of accrued and unpaid interest (if the Holder has elected or is required to pay accrued interest in cash).

iii.
Failure to Deliver Certificates.  If, in the case of any Notice of Conversion, such certificate or certificates are not delivered to or as directed by the applicable Holder by the Share Delivery Date, the Holder shall be entitled to elect by written notice to the Company at any time on or before its receipt of such certificate or certificates, to rescind such Conversion, in which event the Company shall promptly return to the Holder any original Note delivered to the Company and the Holder shall promptly return to the Company the Preferred Stock certificates issued to such Holder pursuant to the rescinded Conversion Notice.

iv.
Obligation Absolute; Partial Liquidated Damages.  The Company’s obligations to issue and deliver the Conversion Shares upon conversion of this Note in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Company of any such action the Company may have against the Holder.  If the Company fails for any reason to deliver to the Holder such certificate or certificates pursuant to Section 4(c)(ii) by the first Business Day after the Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of principal amount being converted, $10 per Trading Day (increasing to $20 per Trading Day on the fifth (5th) Trading Day after such liquidated damages begin to accrue) for each Trading Day after the first Business Day after such Share Delivery Date until such certificates are delivered or Holder rescinds such conversion.  Nothing herein shall limit a Holder’s right to pursue actual damages or declare an Event of Default pursuant to Section 6 hereof for the Company’s failure to deliver Conversion Shares within the period specified herein and the Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.  The exercise of any such rights shall not prohibit the Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.  Notwithstanding anything herein to the contrary, in no event shall the Holder be entitled to recover any damages under this Section 4(c)(iv) to the extent the Holder is entitled to damages under the Certificate of Designation with respect to a concurrent conversion of the Conversion Shares into Common Stock.

v.
Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Conversion. In addition to any other rights available to the Holder, if the Company fails for any reason to deliver to the Holder such certificate or certificates by the Share Delivery Date pursuant to Section 4(c)(ii), and if after such Share Delivery Date the Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Common Stock issuable upon a conversion of the Conversion Shares which the Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Company shall (A) pay in cash to the Holder (in addition to any other remedies available to or elected by the Holder) the amount, if any, by which (x) the Holder’s total purchase price (including any brokerage commissions) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that the Holder was entitled to receive from the conversion of the Preferred Stock at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of the Holder, either reissue (if surrendered) this Note in a principal amount equal to the principal amount of the attempted conversion (in which case such conversion shall be deemed rescinded) or deliver to the Holder the number of shares of Preferred Stock that would have been issued if the Company had timely complied with its delivery requirements under Section 4(c)(ii).  For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of the Preferred Stock issuable upon conversion of this Note with respect to which the actual sale price of the Common Stock issuable upon a conversion of the Conversion Shares (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Company shall be required to pay the Holder $1,000.  The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss.  Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Preferred Stock upon conversion of this Note as required pursuant to the terms hereof.  Notwithstanding anything herein to the contrary, in no event shall the Holder be entitled to recover any damages under this Section 4(c)(v) to the extent the Holder is entitled to damages under the Certificate of Designation with respect to a concurrent conversion of the Conversion Shares into Common Stock.

vi.
Reservation of Shares Issuable Upon Conversion. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Preferred Stock for the sole purpose of issuance upon conversion of this Note and payment of interest on this Note, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Note), not less than such aggregate number of shares of Preferred Stock as shall (subject to the terms and conditions set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 5) upon the conversion of the then outstanding principal amount of this Note and payment of interest hereunder.  The Company covenants that all shares of Preferred Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.

vii.
Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of this Note.  As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such conversion, the Company shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Preferred Stock Conversion Price or round up to the next whole share.

viii.
Transfer Taxes and Expenses.  The issuance of certificates for shares of Preferred Stock on conversion of this Note shall be made without charge to the Holder hereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that, the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of this Note so converted and the Company shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.  The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Conversion.

d)	[intentionally omitted]
Section 5. Certain Adjustments.
a)
Stock Dividends and Stock Splits.  If the Company, at any time while this Note is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Preferred Stock on shares of Preferred Stock, (ii) subdivides outstanding shares of Preferred Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Preferred Stock into a smaller number of shares or (iv) issues, in the event of a reclassification of shares of the Preferred Stock, any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Preferred Stock (excluding any treasury shares of the Company) outstanding immediately before such event and of which the denominator shall be the number of shares of Preferred Stock outstanding immediately after such event.  Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re‑classification.

b)	[intentionally omitted]
c)
Subsequent Rights Offerings.  In addition to any adjustments pursuant to Section 5(a) above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of the Preferred Stock acquirable upon the complete conversion of this Note (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation (as defined in the Certificate of Designations), then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

d)
Pro Rata Distributions. During such time as this Note is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a "Distribution"), at any time after the issuance of this Note, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of the Preferred Stock acquirable upon the complete conversion of this Note (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder's right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

e)
Fundamental Transaction. If, at any time while this Note is outstanding, (i) the Company effects any merger or consolidation of the Company with or into another Person, (ii) the Company effects any sale of all or substantially all of its assets in one transaction or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent conversion of this Note, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Preferred Stock (the “Alternate Consideration”).  For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Preferred Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of Preferred Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Note following such Fundamental Transaction.  To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new Note consistent with the foregoing provisions and evidencing the Holder’s right to convert such Note into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 5(e) and ensuring that this Note (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

f)
Calculations.  All calculations under this Section 5 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.  For purposes of this Section 5, the number of shares of Preferred Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Preferred Stock (excluding any treasury shares of the Company) issued and outstanding.

g)	Notice to the Holder.
i.
Adjustment to Conversion Price.  Whenever the Conversion Price is adjusted pursuant to any provision of this Section 5, the Company shall promptly deliver to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

h)
Notice to Allow Conversion by Holder.  If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of this Note, and shall cause to be delivered to the Holder at its last address as it shall appear upon the Note Register, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified (or such shorter period as is reasonably possible, but not less than ten (10) calendar days, if twenty (20) calendar days is not reasonably possible), a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice.  To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K.  The Holder shall remain entitled to convert this Note during the 20-day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein. Relationship to Preferred Stock. To the extent the application of any of the rights of the Holder under this Section 5 would be duplicative of the application of any of the rights of the Holder with regard to the Conversion Shares pursuant to the Certificate of Designation, the Holder’s rights hereunder and thereunder shall be applied so that there is no such duplicative effect.

Section 6. Events of Default.
a)
“Event of Default” means, wherever used herein, any of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body), which has occurred and is continuing:

i.
any default in the payment of (A) the principal amount of any Note or (B) interest, liquidated damages and other amounts owing to a Holder on this Note or the Preferred Stock, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise) which, in the case of such default under clause (A) above, is not cured within 15 calendar days and solely in the case of an interest payment or other default under clause (B) above, is not cured within 30 calendar days;

ii.
the Company shall fail to observe or perform any other covenant or agreement contained in the Note (other than a breach by the Company of its obligations to deliver shares of Common Stock to the Holder upon conversion, which breach is addressed in clause (ix) below) which failure is not cured, if possible to cure, within ten (10) Trading Days after notice of such failure sent by the Holder or by any other Holder to the Company, unless such failure is capable of cure but cannot be cured within such time frame and the Company is using best efforts to cure same in a timely fashion;

iii.
(A) a default or event of default (subject to any grace or cure period provided in the applicable agreement, document or instrument) shall occur under any of the Transaction Documents or (B) a material default or event of default (subject to any grace or cure period provided in the applicable agreement, document or instrument) shall occur under any other material agreement, lease, document or instrument to which the Company or any Subsidiary is obligated (and not covered by clause (v) below), which default or event of default is not cured, if possible to cure, within ten (10) Trading Days, unless such failure is capable of cure but cannot be cured within such time frame and the Company is using best efforts to cure same in a timely fashion;

iv.
any representation or warranty made in this Note, any other Transaction Documents, or certificate made or delivered to the Holder or any other Holder shall be untrue or incorrect in any material respect as of the date when made or deemed made;

v.
the Company or any Subsidiary shall default on any of its obligations under any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement that (a) involves an obligation greater than $250,000, whether such indebtedness now exists or shall hereafter be created, and (b) results in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

vi.	the Company or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) shall be subject to a Bankruptcy Event;
vii.
the Common Stock shall not be eligible for listing or quotation for trading on a Trading Market and shall not become eligible to resume listing or quotation for trading thereon or on any other Trading Market within ten (10) Trading Days, or the transfer of shares of Common Stock through the Depository Trust Company System is no longer available or “chilled”;

viii.
the Company shall be a party to any Change of Control Transaction or shall agree to sell or dispose of all or in excess of fifty percent (50%) of its assets in one transaction or a series of related transactions (whether or not such sale would constitute a Change of Control Transaction) and, in either case, the Note is not repaid in connection with such transaction;

ix.
the Company shall fail for any reason to deliver certificates in accordance with Section 4(c) and such failure continues uncured for a period of seven (7) Trading Days, or the Company shall provide at any time notice to the Holder, including by way of public announcement, of the Company’s intention to not honor requests for conversions of the Note in accordance with the terms hereof;

x.
the Company fails to file with the Commission any required reports under Section 13 or 15(d) of the Exchange Act such that it is not in compliance with Rule 144(c)(1) (or Rule 144(i)(2), if applicable), provided that the Company shall have three (3) Business Days to cure the same;

xi.
the Initial Registration Statement (as defined in the Registration Rights Agreement) shall not have been declared effective by the Commission on or prior to the 15th calendar day after the Effectiveness Date (as defined in the Registration Rights Agreement) or the Company does not meet the current public information requirements under Rule 144 in respect of the Registrable Securities (as defined under the Registration Rights Agreement), provided that with respect to compliance with Rule 144, the Company shall be provided a cure period equal to the pendency of any 5 or 15 day extension available pursuant to Rule 12b-25 of the Exchange Act;

xii.
if, during the Effectiveness Period (as defined in the Registration Rights Agreement), either (a) the effectiveness of the Registration Statement lapses for any reason for a period of ten (10) Trading Days or (b) the Holder shall not be permitted to resell Registrable Securities (as defined in the Registration Rights Agreement) under the Registration Statement for a period of more than 20 consecutive Trading Days or 30 non-consecutive Trading Days during any 12 month period; provided, however, that if the Company is negotiating a merger, consolidation, acquisition, sale of all or substantially all of its assets or exclusive license or a similar transaction and, in the written opinion of counsel to the Company, the Registration Statement would be required to be amended to include information concerning such pending transaction(s) or the parties thereto which information is not available or may not be publicly disclosed at the time, the Company shall be permitted an additional 60 consecutive Trading Days during any 12 month period pursuant to this Section;

xiii.
the Company shall fail to maintain sufficient reserved shares pursuant to the terms hereof and of the Purchase Agreement and such failure continues for fifteen (15) Trading Days after notice of such failure is received by the Company;

xiv.
any monetary judgment, writ or similar final process shall be entered or filed against the Company, any subsidiary or any of their respective property or other assets for more than $250,000, and such judgment, writ or similar final process shall remain unvacated, unbonded or unstayed for a period of 45 calendar days; or

xv.
prior to the payment in full and satisfaction of the amounts owed under this Note, any security interest and Lien purported to be created by any Transaction Document shall cease to be in full force and effect in accordance with such Transaction Document, or shall cease to give the Holders the Liens, rights, powers and privileges purported to be created and granted under such Transaction Documents (including a perfected first priority security interest in and Lien on all of the Collateral thereunder (except as otherwise expressly provided in such Transaction Document)) in favor of the Holders, or shall be asserted by the Company or any Affiliate(s) not to be a valid, perfected, first priority (except as otherwise expressly provided in this Agreement or any such Transaction Document) security interest in or Lien on the Collateral covered thereby.

b)
Remedies Upon Event of Default. If any Event of Default occurs, the Company shall have ten (10) days to cure such Event of Default (or such longer period provided for in paragraph (a)). If following the ten (10) day period (or longer period), the Event of Default remains, then the outstanding principal amount of this Note, plus accrued but unpaid interest, liquidated damages and other amounts owing in respect thereof through the date of acceleration, shall become, at the Holder’s election, immediately due and payable in cash at the Mandatory Default Amount.  Commencing ten (10) days after the occurrence of any Event of Default that results in the eventual acceleration of this Note, the interest rate on this Note shall accrue without duplication at the Default Rate.  Upon the payment in full of the Mandatory Default Amount due under this Note, the Holder shall promptly surrender this Note to or as directed by the Company.  In connection with such acceleration described herein, the Holder need not provide, and the Company hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law.  Such acceleration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a holder of the Note until such time, if any, as the Holder receives full payment pursuant to this Section 6(b). No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

Section 7 Negative Covenants. As long as any portion of this Note remains outstanding, unless the Holder shall have otherwise given prior written consent, the Company shall not, and shall not permit any of its subsidiaries (whether or not a Subsidiary on the Original Issue Date) to, directly or indirectly:

a)
Other than Permitted Indebtedness, enter into, create, incur, assume, guarantee or suffer to exist any indebtedness for borrowed money of any kind, including, but not limited to, a guarantee, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

b)
other than Permitted Liens, enter into, create, incur, assume or suffer to exist any Liens of any kind, on or with respect to any of the Collateral now owned or hereafter acquired or any interest therein or any income or profits therefrom;

c)	amend its charter documents, including, without limitation, its certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of the Holder;

d)
amend its charter documents, including, without limitation, its certificate of incorporation, to create or establish any series or class of preferred stock ranking as to dividends, redemption or distribution of assets upon liquidation senior to, or otherwise pari passu with, the Preferred Stock;

e)
repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its Common Stock or Common Stock Equivalents other than as to (i) the Conversion Shares or Warrant Shares as permitted or required under the Transaction Documents and (ii) repurchases of Common Stock or Common Stock Equivalents of departing officers and directors of the Company, provided that such repurchases shall not exceed an aggregate of $100,000 for all officers and directors during the term of this Note;

f)
except as otherwise permitted by the Transaction Documents (including as set forth on Schedule 4.7 of the Purchase Agreement), repay, repurchase or offer to repay, repurchase or otherwise acquire any Indebtedness, other than the Notes if on a pro-rata basis, other than regularly scheduled principal and interest payments as such terms are in effect as of the Original Issue Date, provided that such payments shall not be permitted if, at such time, or after giving effect to such payment, any Event of Default exist or occur;

g)	pay cash dividends or distributions on any equity securities of the Company;

h)
enter into any transaction with any Affiliate of the Company which would be required to be disclosed in any public filing with the Commission, unless such transaction is made on an arm’s-length basis and expressly approved by a majority of the disinterested directors of the Company (even if less than a quorum otherwise required for board approval); or

i)	enter into any agreement with respect to any of the foregoing.

Section 8. Miscellaneous.
a)
Notices.  Any and all notices or other communications or deliveries to be provided by the Holder hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth above, or such other facsimile number or address as the Company may specify for such purposes by notice to the Holder delivered in accordance with this Section 7(a).  Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or address of the Holder appearing on the books of the Company, or if no such facsimile number or address appears on the books of the Company, at the principal place of business of such Holder, as set forth in the Purchase Agreement.  Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (iv) upon actual receipt by the party to whom such notice is required to be given.

b)
Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, liquidated damages and accrued interest, as applicable, on this Note at the time, place, and rate, and in the coin or currency, herein prescribed.  This Note is a direct debt obligation of the Company.  This Note ranks pari passu with all other Notes now or hereafter issued under the terms set forth herein.

c)
Lost or Mutilated Note.  If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Note, indemnity and/or security reasonably satisfactory to the Company, and of the ownership hereof, reasonably satisfactory to the Company.  The Holder shall also pay any reasonable third-party costs (including customary indemnify) associated with the issuance of a replacement Note.

d)
Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflict of laws thereof.  Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”).  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of this Note, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys' fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

e)
Waiver.  Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note.  The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note on any other occasion.  Any waiver by the Company or the Holder must be in writing.

f)
Severability.  If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances.  If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Note, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

g)
Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief.  The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and any of the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note.  The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any such breach or any such threatened breach, without the necessity of showing economic loss and without any bond or other security being required. The Company shall provide all information and documentation to the Holder that is requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Note.

h)	Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.
i)	Headings. The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.
j)
Secured Obligation.  The obligations of the Company under this Note are secured by all assets of the Company and each Subsidiary pursuant to the Security Agreement, dated as of _________, 2019, between the Company and the Secured Parties (as defined therein).

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.
BIORESTORATIVE THERAPIES, INC.
By:__________________________________________ Name: Mark Weinreb Title: President Facsimile No. for delivery of Notices: (631) 760-8414

ANNEX A - NOTICE OF CONVERSION
The undersigned hereby elects to convert principal under the Original Issue Discount Senior Secured Convertible Promissory Note due _____________, 2021 of BioRestorative Therapies, Inc., a Delaware corporation (the “Company”), into shares of common stock (the “Common Stock”), of the Company according to the conditions hereof, as of the date written below.  If shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith.  No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.
By the delivery of this Notice of Conversion the undersigned represents and warrants to the Company that its ownership of the Common Stock does not exceed the amounts specified under Section 4 of this Note, as determined in accordance with Section 13(d) of the Exchange Act.
The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock.
Conversion Information
Date to Effect Conversion:____________________
Outstanding Principal:____________________
Outstanding Interest:____________________
Principal Amount of Note to be Converted:____________________
Interest Amount of Note to be Converted:____________________
Conversion Price Calculations:
Total Shares of Common Stock to be Issued:____________________
Outstanding Principal After Conversion:____________________
Outstanding Interest After Conversion:____________________
DWAC Instructions Broker: DTC#: Account: Account Name: Entity Name: Signatory Name: Title: Signature:	Physical Delivery Issue to: Address:

Schedule 1
CONVERSION SCHEDULE
This Original Issue Discount Senior Secured Convertible Promissory Note due on __________, 2021 in the original principal amount of $500,000.00 is issued by BioRestorative Therapies, Inc., a Delaware corporation.  This Conversion Schedule reflects conversions made under Section 4 of the above referenced Note.
Dated:

Date of Conversion (or for first entry, Original Issue Date)	Amount of Conversion	Aggregate Principal Amount Remaining Subsequent to Conversion (or original Principal Amount)	Company Attest

EXHIBIT B
Form of Warrant

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

COMMON STOCK PURCHASE WARRANT

 BIORESTORATIVE THERAPIES, INC.
Warrant Shares: 6,000,0001
Initial Exercise Date: ________ __, 2019

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, _____________ or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after _____________ (the “Initial Exercise Date”) and on or prior to the close of business at 5:00 p.m. (New York City time) on ________, 20222 (the “Termination Date) but not thereafter, to subscribe for and purchase from BioRestorative Therapies, Inc., a Delaware corporation (the “Company”), up to 6,000,0001 shares (as subject to adjustment hereunder, the “Warrant Shares”) of Common Stock.  The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).
Section 1. Definitions.  Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the “Purchase Agreement”), dated July ___, 2019, among the Company and the purchasers signatory thereto.

1 Subject to adjustment for contemplated reverse split.
2 Insert the date that is the three (3) year anniversary of the closing date.

Section 2. Exercise.
a)
Exercise of Warrant.  Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy or PDF copy submitted by electronic (or e-mail attachment) of the Notice of Exercise in the form annexed hereto (“Notice of Exercise”).  Within the earlier of (i) three (3) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 2(d)(i) herein) following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise.  No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise form be required.  Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased.  The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within two (2) Business Days of receipt of such notice.  The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b)
Exercise Price.  The exercise price per share of the Common Stock under this Warrant shall be the lesser of (a) 125% of the Conversion Price of the Preferred Stock then in effect or (b) $___________[3], provided if a Qualified Offering is not consummated on or prior to the six month anniversary of the Closing Date (it being understood that the consummation of a Closing Event Qualified Offering shall be considered the consummation of a Qualified Offering by such six month anniversary), the exercise price in effect on any subsequent Exercise Date shall be equal to $0.60, subject to adjustment hereunder (the “Exercise Price”).

c)
Cashless Exercise.  If at any time after the six-month anniversary of the  Closing Date, there is no effective registration statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Holder, then this Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

 (A) = as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 2(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b)(64) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is executed during “regular trading hours” on a Trading Day and is delivered within two (2) hours thereafter pursuant to Section 2(a) hereof or (iii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 1(a) hereof after the close of “regular trading hours” on such Trading Day;

3 The lowest exercise price of any warrants issued in the offering contemplated by the Registration Statement on Form S-1 (File No. 333-231079)

(B) = the Exercise Price of this Warrant, as adjusted hereunder; and

(X) = the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the characteristics of the Warrants being exercised, and the holding period of the Warrant Shares being issued may be tacked on to the holding period of this Warrant.  The Company agrees not to take any position contrary to this Section 2(c).

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b)  if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported in the “Pink Sheets” published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

d)	Mechanics of Exercise.
i.
Delivery of Warrant Shares Upon Exercise.  Subject to the requirements of applicable law, the Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) the Warrant Shares are eligible for resale by the Holder pursuant to Rule 144 (assuming cashless exercise of the Warrants), and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earlier of (i) the earlier of (A) three (3) Trading Days after the delivery to the Company of the Notice of Exercise and (B) one (1) Trading Day after delivery of the aggregate Exercise Price to the Company and (ii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise (such date, the “Warrant Share Delivery Date”).   Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided  that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received within the earlier of (i) three (3) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period following delivery of the Notice of Exercise.  If the Company fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the VWAP of the Common Stock on the date of the applicable Notice of Exercise), $10 per Trading Day (increasing to $20 per Trading Day on the fifth Trading Day after such liquidated damages begin to accrue) for each Trading Day after the first Business Day after the Warrant Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise.

ii.
Delivery of New Warrants Upon Exercise.  If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii.
Rescission Rights.  If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

iv.
Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise.  In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares in accordance with the provisions of Section 2(d)(i) above pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder.  For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss.  Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

v.
No Fractional Shares or Scrip.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.  As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

vi.
Charges, Taxes and Expenses.  Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.  The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

vii.	Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.
e) Holder’s Exercise Limitations.  The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other  Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties.  Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith.   To the extent that the limitation contained in this Section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination.   In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  For purposes of this Section 2(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported.  The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant.  The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(e), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 2(e) shall continue to apply.  Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company.  The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.
Section 3. Certain Adjustments.
a)
Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged.  Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re‑classification.

b)	Intentionally Omitted.
c)
Subsequent Rights Offerings.  In addition to any adjustments pursuant to Section 3(a) above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

d)
Pro Rata Distributions.  During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder's right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

e)
Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant).  For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction.  The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (not to be unreasonably withheld, conditioned or delayed) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

f)
Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

g)	Notice to Holder.
i.
Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by facsimile or email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

ii.
Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by facsimile or email to the Holder at its last facsimile number or email address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice.  To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K.  The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice  except as may otherwise be expressly set forth herein.

Section 4. Transfer of Warrant.
a)
Transferability.  Subject to compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof and to the provisions of Section 4.1 of the Purchase Agreement, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer.  Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled.  Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date the Holder delivers an assignment form to the Company assigning this Warrant full.  The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b)
New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney.  Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the original Issue Date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c)
Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time.  The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

d)
Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale pursuant to Rule 144, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Warrant, as the case may be, comply with the provisions of the Purchase Agreement.

e)
Representation by the Holder.  The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

Section 5. Miscellaneous.
a)
No Rights as Stockholder Until Exercise.  This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3.

b)
Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity and/or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c)
Saturdays, Sundays, Holidays, etc.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.

d)	Authorized Shares.
The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant.  The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant.  The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed.  The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).
Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment.  Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.
Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.
e)	Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.
f)
Restrictions.  The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

g)
Nonwaiver and Expenses.  No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies.  Without limiting any other provision of this Warrant or the Purchase Agreement, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h)
Notices.  Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

i)
Limitation of Liability.  No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j)
Remedies.  The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant.  The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k)
Successors and Assigns.  Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder.  The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

l)	Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.
m)
Severability.  Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n)	Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

(Signature Page Follows)

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

BIORESTORATIVE THERAPIES, INC.
By:__________________________________________ Name: Mark Weinreb Title: President

NOTICE OF EXERCISE

TO: BIORESTORATIVE THERAPIES, INC.

(1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.
(2) Payment shall take the form of (check applicable box):
[  ] in lawful money of the United States; or
[ ] if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).
(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:
_______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

_______________________________

_______________________________

_______________________________

(4)  Accredited Investor.  The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity: ________________________________________________________________________
Signature of Authorized Signatory of Investing Entity: _________________________________________________
Name of Authorized Signatory: ___________________________________________________________________
Title of Authorized Signatory: ____________________________________________________________________
Date: ________________________________________________________________________________________

ASSIGNMENT FORM
 (To assign the foregoing Warrant, execute this form and supply required information.  Do not use this form to purchase shares.)
FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to
Name:	______________________________________
(Please Print)
Address:	______________________________________
Phone Number: Email Address:	(Please Print) ______________________________________ ______________________________________
Dated: _______________ __, ______
Holder’s Signature: _
Holder’s Address:

EXHIBIT C
Form of Certificate of Designation

BIORESTORATIVE THERAPIES, INC.

CERTIFICATE OF DESIGNATION OF PREFERENCES,
RIGHTS AND LIMITATIONS
OF
SERIES A 12 % CONVERTIBLE PREFERRED STOCK

PURSUANT TO SECTION 151 OF THE
DELAWARE GENERAL CORPORATION LAW

        The undersigned, Mark Weinreb and Mandy Clyde, do hereby certify that:

                1. They are the President and Secretary, respectively, of BioRestorative Therapies, Inc., a Delaware corporation (the “Corporation”).

                2. The Corporation is authorized to issue 20,000,000 shares of preferred stock, 0 of which have been issued.

                3. The following resolutions were duly adopted by the board of directors of the Corporation (the “Board of Directors”):

        WHEREAS, the certificate of incorporation of the Corporation provides for a class of its authorized stock known as preferred stock, consisting of 20,000,000 shares, $0.01 par value per share, issuable from time to time in one or more series;

        WHEREAS, the Board of Directors is authorized to fix the dividend rights, dividend rate, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of preferred stock and the number of shares constituting any series and the designation thereof, of any of them; and

        WHEREAS, it is the desire of the Board of Directors, pursuant to its authority as aforesaid, to fix the rights, preferences, restrictions and other matters relating to a series of the preferred stock, which shall consist of, except as otherwise set forth in the Purchase Agreement, up to 6,000,000 shares of the preferred stock which the Corporation has the authority to issue, as follows:

        NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide for the issuance of a series of preferred stock for cash or exchange of other securities, rights or property and does hereby fix and determine the rights, preferences, restrictions and other matters relating to such series of preferred stock as follows:

TERMS OF PREFERRED STOCK

Section 1. Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Certificate of Designation, (a) capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement and (b) the following terms shall have the following meanings:

 “Alternate Consideration” shall have the meaning set forth in Section 7(e).

“Alternate Conversion Price” means a fifteen percent (15%) discount to the Closing Price of the Common Stock on the 18 Month Anniversary Date, provided, however, the Alternate Closing Price shall not be less than $0.10 per share (subject to adjustment for any stock dividend, stock split, reverse stock split, stock combination, reclassification or similar transaction that proportionately decreases or increases the Common Stock).

“Bankruptcy Event” means any of the following events: (a) the Corporation or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Corporation or any Significant Subsidiary thereof, (b) there is commenced against the Corporation or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement, (c) the Corporation or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered, (d) the Corporation or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 calendar days after such appointment, (e) the Corporation or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors, (f) the Corporation or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts, or (g) the Corporation or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Beneficial Ownership Limitation” shall have the meaning set forth in Section 6(d).

“Buy-In” shall have the meaning set forth in Section 6(c)(iv).

“Change of Control Transaction” means the occurrence after the date hereof of any of (a) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d‑5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Corporation, by contract or otherwise) of in excess of 50% of the voting securities of the Corporation (other than by means of conversion or exercise of Preferred Stock and the Securities issued together with the Preferred Stock), (b) the Corporation merges into or consolidates with any other Person, or any Person merges into or consolidates with the Corporation and, after giving effect to such transaction, the stockholders of the Corporation immediately prior to such transaction own less than 51% of the aggregate voting power of the Corporation or the successor entity of such transaction, (c) the Corporation sells or transfers all or substantially all of its assets to another Person and the stockholders of the Corporation immediately prior to such transaction own less than 51% of the aggregate voting power of the acquiring entity immediately after the transaction, (d) a replacement at one time or within a one year period of more than one‑half of the members of the Board of Directors which is not approved by a majority of those individuals who are members of the Board of Directors on the Original Issue Date (or by those individuals who are serving as members of the Board of Directors on any date whose nomination to the Board of Directors was approved by a majority of the members of the Board of Directors who are members on the Original Issue Date), or (e) the execution by the Corporation of an agreement to which the Corporation  is a party or by which it is bound, providing for any of the events set forth in clauses (a) through (d) above.

“Closing Price” means on any particular date (a) the last reported closing bid price per share of Common Stock on such date on the Trading Market (as reported by Bloomberg L.P. at 4:15 p.m. (New York City time)), (b) if there is no such price on such date, then the closing bid price on the Trading Market on the date nearest preceding such date (as reported by Bloomberg L.P. at 4:15 p.m. (New York City time)), (c)  if the Common Stock is not then listed or quoted on a Trading Market and if prices for the Common Stock are then reported in the “pink sheets” published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) if the shares of Common Stock are not then publicly traded the fair market value as of such date of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders of a majority in interest of the shares then outstanding and reasonably acceptable to the Corporation, the fees and expenses of which shall be paid by the Corporation.
“Conversion Amount” means the sum of the Stated Value at issue.

“Conversion Date” shall have the meaning set forth in Section 6(a).

“Conversion Price” shall have the meaning set forth in Section 6(b).

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Preferred Stock in accordance with the terms hereof.

“Dividend Payment Date” shall have the meaning set forth in Section 3(a).

“Dividend Share Amount” shall have the meaning set forth in Section 3(a).
“18 Month Anniversary Date” means the eighteen (18) month anniversary of the Closing Date.

“Equity Conditions” means, during the period in question, (a) the Corporation shall have duly honored all conversions scheduled to occur or occurring by virtue of one or more Notices of Conversion of the applicable Holder on or prior to the dates so requested or required, if any, (b) the Corporation shall have paid all liquidated damages and other amounts owing to the applicable Holder in respect of the Preferred Stock, (c) the Common Stock is trading on a Trading Market and all of the shares issuable pursuant to the Transaction Documents are listed or quoted for trading on such Trading Market (and the Corporation believes, in good faith, that trading of the Common Stock on a Trading Market will continue uninterrupted for the foreseeable future), (d) there is a sufficient number of authorized, but unissued and otherwise unreserved, shares of Common Stock for the issuance of all of the shares then issuable pursuant to the Transaction Documents, (e) the issuance of the shares in question (or, in the case of a redemption, the shares issuable upon conversion in full of the redemption amount) to the applicable Holder would not violate the limitations set forth in Section 6(d) and Section 6(e) herein, and (f) the applicable Holder is not in possession of any information provided by the Corporation, any of its Subsidiaries, or any of their officers, directors, employees, agents or Affiliates, that constitutes, or may constitute, material non-public information.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Fundamental Transaction” shall have the meaning set forth in Section 7(e).

“GAAP” means United States generally accepted accounting principles.

“Holder” shall have the meaning given such term in Section 2.

“Junior Securities” means the Common Stock and all other Common Stock Equivalents of the Corporation other than those securities which are explicitly senior or pari passu to the Preferred Stock in dividend rights or liquidation preference.

“Liquidation” shall have the meaning set forth in Section 5.

“New York Courts” shall have the meaning set forth in Section 9(d).

“Notice of Conversion” shall have the meaning set forth in Section 6(a).

“Optional Redemption” shall have the meaning set forth in Section 8(a).

“Optional Redemption Amount” means the sum of (a) 125% of the aggregate Stated Value then outstanding, (b) accrued but unpaid dividends and (c) all liquidated damages and other amounts due in respect of the Preferred Stock.

“Optional Redemption Date” shall have the meaning set forth in Section 8.

“Optional Redemption Notice” shall have the meaning set forth in Section 8.

“Optional Redemption Notice Date” shall have the meaning set forth in Section 8.

“Optional Redemption Period” shall have the meaning set forth in Section 8.

“Original Issue Date” means the date of the first issuance of any particular shares of the Preferred Stock regardless of the number of transfers of any particular shares of Preferred Stock and regardless of the number of certificates which may be issued to evidence such Preferred Stock.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Preferred Stock” shall have the meaning set forth in Section 2.

“Purchase Agreement” means the Securities Purchase Agreement, dated as of July __, 2019, among the Corporation and the original Holder, as amended, modified or supplemented from time to time in accordance with its terms.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Share Delivery Date” shall have the meaning set forth in Section 6(c).

“Six Month Anniversary Date” means the six (6) month anniversary of the Closing Date.

“Stated Value” shall have the meaning set forth in Section 2, as the same may be increased pursuant to Section 3.

“Successor Entity” shall have the meaning set forth in Section 7(e).

 “VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b)  if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported in the “Pink Sheets” published by OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Corporation, the fees and expenses of which shall be paid by the Corporation.

Section 2. Designation, Amount and Par Value. The series of preferred stock shall be designated as its Series A 12% Convertible Preferred Stock (the “Preferred Stock”) and the number of shares so designated shall be up to 6,000,000 (which shall not be subject to increase without the written consent of all of the holders of the Preferred Stock (each, a “Holder” and collectively, the “Holders”)). Each share of Preferred Stock shall have a par value of $0.01 per share and a stated value equal to $1.00, subject to increase set forth in Section 3 below (the “Stated Value”).

Section 3. Dividends.

a)
Dividends in Cash or in Kind. Holders shall be entitled to receive, and the Corporation shall pay, when, as and if declared by the Board of Directors of the Corporation, out of funds legally available therefor and subject to the requirements of applicable law, cumulative dividends at the rate per share (as a percentage of the Stated Value per share) of 12% per annum, payable quarterly in arrears on January 1, April 1, July 1 and October 1, beginning on the first such date after the Original Issue Date, on each Conversion Date (with respect only to Preferred Stock being converted), on each Optional Redemption Date (with respect only to Preferred Stock being redeemed) (each such date, a “Dividend Payment Date”) (if any Dividend Payment Date is not a Trading Day, the applicable payment shall be due on the next succeeding Trading Day)  in cash, or at the Holder’s option, exercised by written notice to the Corporation not less than ten (10) days prior to any Dividend Payment Date (provided that the Holder may indicate in such notice thereto the election contained in such notice shall apply to future Dividend Payment Dates until revised by a subsequent notice) in duly authorized, validly issued, fully paid and non-assessable shares of Common Stock as set forth in this Section 3(a), or a combination thereof (the dollar amount to be paid in shares of Common Stock, the “Dividend Share Amount”).  If such notice is not timely delivered, it shall be deemed that the Holder elected to receive cash.  The Holders shall have the same rights and remedies with respect to the delivery of any such shares as if such shares were being issued pursuant to Section 6.

b)
Holder’s Ability to Pay Dividends in Cash or Kind.  The Corporation acknowledges that, upon the consummation of the Qualified Offering and receipt of the Purchase Price from the Holder, it shall be legally able to pay cash dividends as of the Closing Date.

c)
Dividend Calculations. Dividends on the Preferred Stock shall be calculated on the basis of a 360-day year, consisting of twelve 30 calendar day periods, and shall accrue daily commencing on the Original Issue Date, and shall be deemed to accrue from such date whether or not earned or declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends.   Payment of dividends in shares of Common Stock shall otherwise occur pursuant to Section 6(c)(i) herein and, solely for purposes of the payment of dividends in shares, the Dividend Payment Date shall be deemed the Conversion Date.  Dividends shall cease to accrue with respect to any Preferred Stock converted, provided that, the Corporation actually delivers the Conversion Shares within the time period required by Section 6(c)(i) herein.  Except as otherwise provided herein, if at any time the Corporation pays dividends partially in cash and partially in shares, then such payment shall be distributed ratably among the Holders based upon the number of shares of Preferred Stock held by each Holder on such Dividend Payment Date.

d)
Late Fees. Any dividends, whether paid in cash or shares of Common Stock, that are not paid within three Trading Days following a Dividend Payment Date shall continue to accrue and shall entail a late fee, which must be paid in cash, at the rate of 18% per annum or the lesser rate permitted by applicable law which shall accrue daily from the Dividend Payment Date through and including the date of actual payment in full.

e)
Other Securities. So long as any Preferred Stock shall remain outstanding, neither the Corporation nor any Subsidiary thereof shall redeem, purchase or otherwise acquire directly or indirectly any Junior Securities (except in the case of the use of proceeds of a Qualified Offering or the Closing). So long as any Preferred Stock shall remain outstanding, neither the Corporation nor any Subsidiary thereof shall directly or indirectly pay or declare any dividend or make any distribution upon (other than a dividend or distribution described in Section 6 or dividends due and paid in the ordinary course on preferred stock of the Corporation at such times when the Corporation is in compliance with its payment and other obligations hereunder), nor shall any distribution be made in respect of, any Junior Securities as long as any dividends due on the Preferred Stock remain unpaid, nor shall any monies be set aside for or applied to the purchase or redemption (through a sinking fund or otherwise) of any Junior Securities (except as provided for above) or shares pari passu with the Preferred Stock.

Section 4. Voting Rights. Except as otherwise provided herein or as otherwise required by law, the Preferred Stock shall have no voting rights. However, as long as any shares of Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the Holders of a majority of the then outstanding shares of the Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Preferred Stock or alter or amend this Certificate of Designation, (b) authorize or create any class of stock ranking as to dividends, redemption or distribution of assets upon a Liquidation (as defined in Section 5) senior to, or otherwise pari passu with, the Preferred Stock, (c) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the Holders, (d) increase the number of authorized shares of Preferred Stock (the foregoing not being a limitation on an increase in the number of authorized shares of the class of preferred stock of the Company) or (e) enter into any agreement with respect to any of the foregoing.

Section 5. Liquidation. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), the Holders shall be entitled to receive out of the assets, whether capital or surplus, of the Corporation an amount equal to the Stated Value, plus any accrued and unpaid dividends thereon and any other fees or liquidated damages then due and owing thereon under this Certificate of Designation, for each share of Preferred Stock before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Corporation shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders shall be ratably distributed among the Holders in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full.  A Fundamental Transaction which satisfies the requirements of a Change of Control Transaction shall be deemed a Liquidation. The Corporation shall mail written notice of any such Liquidation, not less than 30 days prior to the payment date stated therein, to each Holder.

Section 6. Conversion.

a)
Conversions at Option of Holder. Each share of Preferred Stock shall be convertible, at any time and from time to time from and after the Original Issue Date at the option of the Holder thereof, into that number of shares of Common Stock (subject to the limitations set forth in Section 6(d) and Section 6(e)) determined by dividing the Stated Value of such share of Preferred Stock by the Conversion Price. Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”). Each Notice of Conversion shall specify the number of shares of Preferred Stock to be converted, the number of shares of Preferred Stock owned prior to the conversion at issue, the number of shares of Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by facsimile such Notice of Conversion to the Corporation (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. No ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required.  The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error.  To effect conversions of shares of Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing the shares of Preferred Stock to the Corporation unless all of the shares of Preferred Stock represented thereby are so converted, in which case such Holder shall deliver the certificate representing such shares of Preferred Stock promptly following the Conversion Date at issue.  Shares of Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled and may be reissued subject to the restrictions set forth in this Certificate of Designation.

b)
Conversion Price.  The conversion price for the Preferred Stock shall equal a 25% discount to the offering price for the Common Stock or units of Common Stock and warrants, as the case may be, for the Qualified Offering, provided if a Qualified Offering is not consummated on or prior to the Six Month Anniversary Date (it being understood that the consummation of a Closing Event Qualified Offering shall be considered the consummation of a Qualified Offering by the Six Month Anniversary Date), the conversion price in effect on any Conversion Date shall instead be equal to $0.40, subject to adjustment herein (the “Conversion Price”).  Notwithstanding anything herein to the contrary, upon the earlier of (A) any SEC Report disclosing the Company having a cash balance of less than $1,000,000 (the “Cash Balance Date”) or (B) at the 18 Month Anniversary Date, the Conversion Price in effect is greater than the Closing Price on the Cash Balance Date or the 18 Month Anniversary Date, as applicable, then, thereafter, the Holder may convert all or any portion of the outstanding Preferred Stock into Common Stock at the Alternate Conversion Price.

c)	Mechanics of Conversion

i.
Delivery of Conversion Shares Upon Conversion. Not later than three (3) Trading Days after each Conversion Date (the “Share Delivery Date”), the Corporation shall deliver, or cause to be delivered, to the converting Holder (A) the number of Conversion Shares being acquired upon the conversion of the Preferred Stock, which Conversion Shares shall be free of restrictive legends and trading restrictions (subject to applicable law) (including, if the Corporation has given continuous notice pursuant to Section 3(b) for payment of dividends in shares of Common Stock at least 20 Trading Days prior to the date on which the Notice of Conversion is delivered to the Corporation, shares of Common Stock representing the payment of accrued dividends otherwise determined pursuant to Section 3(a) but assuming that the Dividend Notice Period is the 20 Trading Days period immediately prior to the date on which the Notice of Conversion is delivered to the Corporation and excluding for such issuance the condition that the Corporation deliver the Dividend Share Amount as to such dividend payment prior to the commencement of the Dividend Notice Period), and (B) a bank check in the amount of accrued and unpaid dividends (if the Corporation has elected or is required to pay accrued dividends in cash).  If the Conversion Shares are to be issued free of restrictive legends, the Corporation shall deliver the Conversion Shares electronically through the Depository Trust Company or another established clearing corporation performing similar functions.

ii.
Failure to Deliver Conversion Shares.  If, in the case of any Notice of Conversion, such Conversion Shares are not delivered to or as directed by the applicable Holder by the Share Delivery Date, the Holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of such Conversion Shares, to rescind such Conversion, in which event the Corporation shall promptly return to the Holder any original Preferred Stock certificate delivered to the Corporation and the Holder shall promptly return to the Corporation the Conversion Shares issued to such Holder pursuant to the rescinded Conversion Notice.

iii.
Obligation Absolute; Partial Liquidated Damages.  The Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Corporation of any such action that the Corporation may have against such Holder.  In the event a Holder shall elect to convert any or all of the Stated Value of its Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Preferred Stock of such Holder shall have been sought and obtained, and the Corporation posts a surety bond for the benefit of such Holder in the amount of 150% of the Stated Value of Preferred Stock which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment.  In the absence of such injunction, the Corporation shall issue Conversion Shares and, if applicable, cash, upon a properly noticed conversion. If the Corporation fails to deliver to a Holder such Conversion Shares pursuant to Section 6(c)(i) by the Share Delivery Date applicable to such conversion, the Corporation shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Stated Value of Preferred Stock being converted, $10 per Trading Day (increasing to $20 per Trading Day on the fifth Trading Day after such damages begin to accrue) for each Trading Day after the first Business Day after the Share Delivery Date until such Conversion Shares are delivered or Holder rescinds such conversion.  Nothing herein shall limit a Holder’s right to pursue actual damages for the Corporation’s failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.  The exercise of any such rights shall not prohibit a Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.  Notwithstanding anything herein to the contrary, in no event shall the Holder be entitled to recover liquidated damages under this Section 6(c)(iii) to the extent the Holder is entitled to liquidated damages under the Note with respect to a concurrent conversion of the Note into Preferred Stock.

iv.
Compensation for Buy-In on Failure to Timely Deliver Conversion Shares Upon Conversion. In addition to any other rights available to the Holder, if the Corporation fails for any reason to deliver to a Holder the applicable Conversion Shares by the Share Delivery Date pursuant to Section 6(c)(i), and if after such Share Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount, if any, by which (x) such Holder’s total purchase price (including any brokerage commissions) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Preferred Stock equal to the number of shares of Preferred Stock submitted for conversion (in which case, such conversion shall be deemed rescinded) or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6(c)(i). For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Preferred Stock with respect to which the actual sale price of the Conversion Shares (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice indicating the amounts payable to such Holder in respect of the Buy-In and, upon request of the Corporation, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver the Conversion Shares upon conversion of the shares of Preferred Stock as required pursuant to the terms hereof.  Notwithstanding anything herein to the contrary, in no event shall the Holder be entitled to recover any damages under this Section 6(c)(iv) to the extent the Holder is entitled to liquidated damages under the Note with respect to a concurrent conversion of the Note into Preferred Stock.

v.
Reservation of Shares Issuable Upon Conversion. The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Preferred Stock and payment of dividends on the Preferred Stock, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Preferred Stock), not less than such aggregate number of shares of the Common Stock as shall (subject to the terms and conditions set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of the then outstanding shares of Preferred Stock and payment of dividends hereunder.  The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.

vi.
Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the Preferred Stock.   As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such conversion, the Corporation shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share.

vii.
Transfer Taxes and Expenses.  The issuance of Conversion Shares on conversion of this Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such Conversion Shares, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such Conversion Shares upon conversion in a name other than that of the Holders of such shares of Preferred Stock and the Corporation shall not be required to issue or deliver such Conversion Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.  The Corporation shall pay all Transfer Agent fees required for same-day processing of any Notice of Conversion and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Conversion Shares.

d)
Beneficial Ownership Limitation.  The Corporation shall not effect any conversion of the Preferred Stock, and a Holder shall not have the right to convert any portion of the Preferred Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder’s Affiliates, and any Persons acting as a group together with such Holder or any of such Holder’s Affiliates (such Persons, “Attribution Parties”)) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted Stated Value of Preferred Stock beneficially owned by such Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation  subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, the Preferred Stock, the Notes or the Warrants) beneficially owned by such Holder or any of its Affiliates or Attribution Parties.  Except as set forth in the preceding sentence, for purposes of this Section 6(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Corporation is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith.  To the extent that the limitation contained in this Section 6(d) applies, the determination of whether the Preferred Stock is convertible (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and of how many shares of Preferred Stock are convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder’s determination of whether the shares of Preferred Stock may be converted (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and how many shares of the Preferred Stock are convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination.  In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  For purposes of this Section 6(d), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Corporation’s most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Corporation or (iii) a more recent written notice by the Corporation or the Transfer Agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of a Holder, the Corporation shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Preferred Stock, by such Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Preferred Stock held by the applicable Holder.  A Holder, upon notice to the Corporation, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 6(d) applicable to its Preferred Stock provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of this Preferred Stock held by the Holder and the provisions of this Section 6(d) shall continue to apply.  Any such increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Corporation and shall only apply to such Holder and no other Holder.  The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of Preferred Stock.

Section 7. Certain Adjustments.

a)
Stock Dividends and Stock Splits.  If the Corporation, at any time while this Preferred Stock is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any other Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of, or payment of a dividend on, this Preferred Stock), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event.  Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re‑classification.

b)
Subsequent Equity Sales.  If a Qualified Offering is not consummated by the Six Month Anniversary Date (it being understood that the consummation of a Closing Event Qualified Offering shall be considered the consummation of a Qualified Offering by the Six Month Anniversary Date), then beginning on such date, if the Corporation thereafter issues or sells, or in accordance with this Section is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Corporation, but excluding any Exempt Issuances) for a consideration per share (the “New Issuance Price”) less than a price equal to the Conversion Price in effect immediately prior to such issue or sale or deemed issuance or sale (such Conversion Price then in effect is referred to as the “Applicable Price”) (the foregoing a “Dilutive Issuance”), then, the Conversion Price then in effect shall be reduced to a price determined in accordance with the following formula:

CP2 = CP1*  (A + B) ÷ (A + C)
For purposes of the foregoing formula, the following definitions shall apply:
(I)	“CP2” shall mean the Conversion Price in effect immediately after such Dilutive Issuance.
(II)	“CP1” shall mean the Conversion Price in effect immediately prior to such Dilutive Issuance;
(III)
“A” shall mean the number of shares of Common Stock outstanding immediately prior to such Dilutive Issuance (treating for this purpose as outstanding all shares of Common Stock issuable upon conversion and/or exercise of any Common Stock Equivalents (including options) outstanding immediately prior to such issue);

(IV)
“B” shall mean the number of shares of Common Stock that would have been issued if such Dilutive Issuance had been issued at a price per share equal to CP1 (determined by dividing the aggregate consideration received by the Company in respect of such issue by CP1); and

(V)	“C” shall mean the number of such additional shares of Common Stock issued in such Dilutive Issuance.
For purposes of this Section, the consideration received by the Corporation for any Dilutive Issuance shall be computed as follows: (a) insofar as it consists of cash, be computed at the aggregate gross amount of cash received by the Corporation, excluding amounts paid or payable for accrued interest, underwriting or similar commissions, compensation or concessions, or expenses; insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors of the Corporation; and in the event shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (a) and (b) above, as determined in good faith by the Board of Directors of the Corporation.

The consideration per share received by the Corporation for any shares of Common Stock deemed to have been issued pursuant to this Section, relating to any Common Stock Equivalents, shall be determined by dividing: (i) the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Common Stock Equivalent, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, subject to adjustment for any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the conversion, exercise or exchange of such Common Stock Equivalent, or in the case of Common Stock Equivalents, the exercise of such Common Stock Equivalents and the conversion or exchange of such Common Stock Equivalents, by the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, subject to adjustment for any provision contained therein for a subsequent adjustment of such number) issuable upon the conversion, exercise or exchange of such Common Stock Equivalents, or in the case of Common Stock Equivalents, the exercise of such options for Common Stock Equivalents and the conversion or exchange of such Common Stock Equivalents

c)
Subsequent Rights Offerings.  In addition to any adjustments pursuant to Section 7(a) above, if at any time the Corporation grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder of will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of such Holder’s Preferred Stock (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

d)
Pro Rata Distributions. During such time as this Preferred Stock is outstanding, if the Corporation shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Preferred Stock, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Preferred Stock (without regard to any limitations on conversion hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder's right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

e)
Fundamental Transaction.  If, at any time while this Preferred Stock is outstanding, (i) the Corporation, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Corporation with or into another Person, (ii) the Corporation, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Corporation, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Corporation, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent conversion of this Preferred Stock, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitation in Section 6(d) and Section 6(e) on the conversion of this Preferred Stock), the number of shares of Common Stock of the successor or acquiring corporation or of the Corporation, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Preferred Stock is convertible immediately prior to such Fundamental Transaction (without regard to any limitation in Section 6(d) and Section 6(e) on the conversion of this Preferred Stock).  For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Preferred Stock following such Fundamental Transaction.  To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new Certificate of Designation with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred stock into Alternate Consideration.  The Corporation shall cause any successor entity in a Fundamental Transaction in which the Corporation is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Corporation under this Certificate of Designation and the other Transaction Documents (as defined in the Purchase Agreement) in accordance with the provisions of this Section 7(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (not to be unreasonably withheld, conditioned or delayed) prior to such Fundamental Transaction and shall, at the option of the holder of this Preferred Stock, deliver to the Holder in exchange for this Preferred Stock a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Preferred Stock which is convertible for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon conversion of this Preferred Stock (without regard to any limitations on the conversion of this Preferred Stock) prior to such Fundamental Transaction, and with a conversion price which applies the conversion price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of this Preferred Stock immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designation and the other Transaction Documents referring to the “Corporation” shall refer instead to the Successor Entity), and may exercise every right and power of the Corporation and shall assume all of the obligations of the Corporation under this Certificate of Designation and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Corporation herein.

f)
Calculations.  All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.  For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

g)	Notice to the Holders.

i.
Adjustment to Conversion Price.  Whenever the Conversion Price is adjusted pursuant to any provision of this Section 7, the Corporation shall promptly deliver to each Holder by facsimile or email a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii.
Notice to Allow Conversion by Holder.  If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of this Preferred Stock, and shall cause to be delivered  by facsimile or email to each Holder at its last facsimile number or email address as it shall appear upon the stock books of the Corporation, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice.  To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Corporation or any of the Subsidiaries, the Corporation shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K.  The Holder shall remain entitled to convert the Conversion Amount of this Preferred Stock (or any part hereof) during the 20-day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

h)
Relationship to Note.  To the extent the application of any of the rights of the Holder under this Section 7 would be duplicative of the application of any of the rights of the Holder with regard to the Preferred Stock pursuant to the Note, the Holder’s rights hereunder and thereunder shall be applied so that there is no such duplicative effect.

 Section 8. Optional Redemption.  Subject to the provisions of this Section 8, at any time after the Original Issue Date the Corporation may deliver a notice to the Holders (an “Optional Redemption Notice” and the date such notice is deemed delivered hereunder, the “Optional Redemption Notice Date”) of its irrevocable election to redeem some or all of the then outstanding Preferred Stock, for cash in an amount equal to the Optional Redemption Amount on the 30th calendar day following the Optional Redemption Notice Date (such date, the “Optional Redemption Date”, such 30 day period, the “Optional Redemption Period” and such redemption, the “Optional Redemption”).  The Optional Redemption Amount is payable in full on the Optional Redemption Date.  The Corporation may only effect an Optional Redemption if each of the Equity Conditions shall have been met (unless waived in writing by the Holder) on each Trading Day occurring during the period commencing on the Optional Redemption Notice Date through to the Optional Redemption Date and through and including the date payment of the Optional Redemption Amount is actually made (or if not met on any Trading Day(s), such failure is cured within 3 Trading Days or such lesser time such that all Equity Conditions shall have been met 3 Trading Days prior to the Optional Redemption Date).  From and after the Optional Redemption Date, unless the Corporation shall default in paying the Optional Redemption Amount on the Optional Redemption Date, dividends on the Preferred Stock so called for redemption shall cease to accrue and all rights of the Holders as stockholders of the Corporation shall cease.  If any of the Equity Conditions shall cease to be satisfied at any time during the Optional Redemption Period (subject to cure as provided for above), then a Holder may elect to nullify the Optional Redemption Notice as to such Holder by notice to the Corporation within 3 Trading Days after the first day on which any such Equity Condition has not been met (provided that if, by a provision of the Transaction Documents, the Corporation is obligated to notify the Holders of the non-existence of an Equity Condition, such notice period shall be extended to the third Trading Day after proper notice from the Corporation) in which case the Optional Redemption Notice shall be null and void, ab initio.  The Corporation covenants and agrees that it will honor all Notices of Conversion tendered from the time of delivery of the Optional Redemption Notice through the date the Optional Redemption Amount is paid in full.  Notwithstanding the foregoing, if the Corporation shall exercise its rights to redeem the Notes, it shall concurrently redeem the Preferred Stock in accordance with the provisions of this Section 8.

Section 9. Miscellaneous.

a)
Notices.  Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service, addressed to the Corporation, at the address set forth above Attention: CEO, facsimile number (631) 760-8414, or such other facsimile number or address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section 11.  Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or address of such Holder appearing on the books of the Corporation, or if no such facsimile number or address appears on the books of the Corporation, at the principal place of business of such Holder, as set forth in the Purchase Agreement.  Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

b)
Absolute Obligation. Except as expressly provided herein, no provision of this Certificate of Designation shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay liquidated damages, accrued dividends and accrued interest, as applicable, on the shares of Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.

c)
Lost or Mutilated Preferred Stock Certificate.  If a Holder’s Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, indemnity and/or security reasonably satisfactory to the Corporation, and of the ownership hereof reasonably satisfactory to the Corporation.  The Holder shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of replacement certificates.

d)
Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflict of laws thereof.  Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”).  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Certificate of Designation and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designation or the transactions contemplated hereby.  If any party shall commence an action or proceeding to enforce any provisions of this Certificate of Designation, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

e)
Waiver.  Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders.  The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation on any other occasion.  Any waiver by the Corporation or a Holder must be in writing.

f)
Severability.  If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances.  If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

g)	Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

h)	Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

i)
Status of Converted or Redeemed Preferred Stock.  Shares of Preferred Stock may only be issued pursuant to the Purchase Agreement.  If any shares of Preferred Stock shall be converted, redeemed or reacquired by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series A Preferred Stock.

j)
Registered Owner.  The Corporation may consider and treat the person in whose name the Preferred Stock shall be registered as the absolute owner thereof for all purposes whatsoever and the Corporation shall not be affected by any notice to the contrary.  Subject to the provisions of applicable law, the registered owner of the Preferred Stock shall have the right to transfer it by assignment and the transferee thereof, upon its registration as owner of the Preferred Stock, shall become vested with all the powers and rights of the transferor.  Registration of any new owner shall take place upon presentation of the certificate(s) representing the Preferred Stock to the Corporation at its offices together with a stock power duly executed.  In case of transfers by operation of law, the transferee shall notify the Corporation of such transfer and of its address, and shall submit appropriate evidence regarding the transfer so that the Preferred Stock may be registered in the name of the transferee.  The Preferred Stock is transferable only on the books of the Corporation by the Holder on the surrender of the certificate(s) representing the Preferred Stock duly endorsed. Communications sent to any registered owner shall be effective as against all holders or transferees of the Preferred Stock not registered at the time of sending the communication.

*********************
RESOLVED, FURTHER, that the Chairman, the president or any vice-president,   and the secretary or any assistant secretary, of the Corporation be and they hereby are authorized and directed to prepare and file this Certificate of Designation of Preferences, Rights and Limitations in accordance with the foregoing resolution and the provisions of Delaware law.

        IN WITNESS WHEREOF, the undersigned have executed this Certificate this ___ day of _____________ 2019.

__________________________________________ Name: Mark Weinreb Title: President	__________________________________________ Name: Mandy Clyde Title: Secretary

ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES OF PREFERRED STOCK)

The undersigned hereby elects to convert the number of shares of Series A 12% Convertible Preferred Stock indicated below into shares of common stock, par value $0.001 per share (the “Common Stock”), of BioRestorative Therapies, Inc., a Delaware corporation (the “Corporation”), according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as may be required by the Corporation in accordance with the Purchase Agreement. No fee will be charged to the Holders for any conversion, except for any such transfer taxes.

Conversion calculations:

Date to Effect Conversion: _____________________________________________
Number of shares of Preferred Stock owned prior to Conversion: _______________
Number of shares of Preferred Stock to be Converted: ________________________
Stated Value of shares of Preferred Stock to be Converted: ____________________
Number of shares of Common Stock to be Issued: ___________________________
Applicable Conversion Price:____________________________________________
Number of shares of Preferred Stock subsequent to Conversion: ________________
Address for Delivery: ______________________ or DWAC Instructions: Broker no: _________ Account no: ___________
[HOLDER By:___________________________________ Name: Title:

EXHIBIT D
Form of Security Agreement

SECURITY AGREEMENT
This SECURITY AGREEMENT, dated as of _________, 2019 (this “Agreement”), is among BioRestorative Therapies, Inc., a Delaware corporation (the “Company”), all of the Subsidiaries of the Company (such subsidiaries, the “Subsidiaries” and, together with the Company, the “Debtors”) and the holder of the Company’s Original Issue Discount Senior Secured Convertible Promissory Notes due eighteen (18) months following their issuance, in the aggregate principal amount of up to $500,000.00 (the “Notes”) signatory hereto, their endorsees, transferees and assigns (collectively, the “Secured Party”).
W I T N E S S E T H:
WHEREAS, pursuant to the Purchase Agreement (as defined in the Notes), the Secured Parties have severally agreed to extend the loans to the Company evidenced by the Notes;
WHEREAS, in order to induce the Secured Parties to extend the loans evidenced by the Notes, each Debtor has agreed to execute and deliver to the Secured Parties this Agreement and to grant the Secured Parties, pari passu with each other Secured Party and through the Agent (as defined in Section 18 hereof), a security interest in certain property of such Debtor to secure the prompt payment, performance and discharge in full of all of the Company’s obligations under the Notes.
NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
1. Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth in this Section 1.  Terms used but not otherwise defined in this Agreement that are defined in Article 9 of the UCC (such as “account”, “chattel paper”, “commercial tort claim”, “deposit account”, “document”, “equipment”, “fixtures”, “general intangibles”, “goods”, “instruments”, “inventory”, “investment property”, “letter-of-credit rights”, “proceeds” and “supporting obligations”) shall have the respective meanings given such terms in Article 9 of the UCC.
(a) “Collateral” means the collateral in which the Secured Parties are granted a security interest by this Agreement and which shall comprise all assets of the Debtors, including, without limitation, the following personal property of the Debtors, whether presently owned or existing or hereafter acquired or coming into existence, wherever situated, and all additions and accessions thereto and all substitutions and replacements thereof, and all proceeds, products and accounts thereof, including, without limitation, all proceeds from the sale or transfer of the Collateral and of insurance covering the same and of any tort claims in connection therewith:
(i) all Goods, including, without limitation, (A) machinery, equipment, computers, motor vehicles, trucks, tanks, boats, ships, appliances, furniture, special and general tools, fixtures, test and quality control devices and other equipment of every kind and nature and wherever situated, together with all documents of title and documents representing the same, all additions and accessions thereto, replacements therefor, all parts therefor, and all substitutes for any of the foregoing and all other items used and useful in connection with any Debtor’s businesses and all improvements thereto and (B) all inventory;
(ii) all contract rights and other general intangibles, including, without limitation, all partnership interests, membership interests, stock or other securities, rights under any of the Organizational Documents, agreements related to the Pledged Securities, licenses, distribution and other agreements, computer software (whether “off-the-shelf”, licensed from any third party or developed by any Debtor), computer software development rights, leases, franchises, customer lists, quality control procedures, grants and rights, goodwill, Intellectual Property and income tax refunds;
(iii) all accounts, together with all instruments, all documents of title representing any of the foregoing, all rights in any merchandising, goods, equipment, motor vehicles and trucks which any of the same may represent, and all right, title, security and guaranties with respect to each account, including any right of stoppage in transit;
(iv) all documents, letter-of-credit rights, instruments and chattel paper;
(v) all commercial tort claims;
(vi) all deposit accounts and all cash (whether or not deposited in such deposit accounts);
(vii) all investment property;
(viii) all supporting obligations;
(ix) all files, records, books of account, business papers, and computer programs;
(x) all Intellectual Property; and
(xi) the products and proceeds of all of the foregoing Collateral set forth in clauses (i)-(x) above.
Notwithstanding the foregoing, nothing herein shall be deemed to constitute an assignment of any asset which, in the event of an assignment, becomes void by operation of applicable law or the assignment of which is otherwise prohibited by applicable law (in each case to the extent that such applicable law is not overridden by Sections 9-406, 9-407 and/or 9‑408 of the UCC or other similar applicable law); provided, however, that, to the extent permitted by applicable law, this Agreement shall create a valid security interest in such asset and, to the extent permitted by applicable law, this Agreement shall create a valid security interest in the proceeds of such asset.
(b) “Intellectual Property” means the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, (ii) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof, and all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, (iii) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, service marks, logos, domain names and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common law rights related thereto, (iv) all trade secrets arising under the laws of the United States, any other country or any political subdivision thereof, (v) all rights to obtain any reissues, renewals or extensions of the foregoing, (vi) all licenses for any of the foregoing, and (vii) all causes of action for infringement of the foregoing.
(c) “Obligations” means all of the liabilities and obligations (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that are now or may be hereafter contracted or acquired, or owing to, of any Debtor to the Secured Parties under this Agreement and the Notes, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from any of the Secured Parties as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time.  Without limiting the generality of the foregoing, the term “Obligations” shall include, without limitation:  (i) principal of, and interest on the Notes and the loans extended pursuant thereto; (ii) any and all other fees, indemnities, costs, obligations and liabilities of the Debtors from time to time under or in connection with this Agreement and the Notes; and (iii) all amounts (including but not limited to post-petition interest) in respect of the foregoing that would be payable but for the fact that the obligations to pay such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any Debtor.  Notwithstanding the foregoing, “Obligations’ shall not include any amounts owned under the Preferred Stock held by any of the Secured Parties.
(d) “Organizational Documents” means, with respect to any Debtor, the documents by which such Debtor was organized (such as articles of incorporation, certificate of incorporation, certificate of limited partnership or articles of organization, and including, without limitation, any certificates of designation for preferred stock or other forms of preferred equity) and which relate to the internal governance of such Debtor (such as bylaws, a partnership agreement or an operating, limited liability or members agreement).
(e) “UCC” shall have the meaning ascribed to such term in the Purchase Agreement.  It is the intent of the parties that defined terms in the UCC should be construed in their broadest sense so that the term “Collateral” will be construed in its broadest sense.  Accordingly if there are, from time to time, changes to defined terms in the UCC that broaden the definitions, they are incorporated herein and if existing definitions in the UCC are broader than the amended definitions, the existing ones shall be controlling.
2. Grant of Security Interest in Collateral.  As an inducement for the Secured Parties to extend the loans as evidenced by the Notes and to secure the complete and timely payment, performance and discharge in full, as the case may be, of all of the Obligations, each Debtor hereby unconditionally and irrevocably pledges, grants and hypothecates to the Secured Parties a perfected, first priority security interest in and to, a lien upon and a right of set-off against all of their respective right, title and interest of whatsoever kind and nature in and to, the Collateral (a “Security Interest” and, collectively, the “Security Interests”).
3. [intentionally omitted]
4. Representations, Warranties, Covenants and Agreements of the Debtors. Except as set forth under the corresponding Section of the disclosure schedules delivered to the Secured Parties concurrently herewith (the “Disclosure Schedules”), which Disclosure Schedules shall be deemed a part hereof, each Debtor represents and warrants to, and covenants and agrees with, the Secured Parties as follows:
(a) The Debtors have no place of business or offices where their respective books of account and records are kept (other than temporarily at the offices of its attorneys or accountants) or places where Collateral is stored or located, except as set forth on Schedule A attached hereto.  No Debtor is the record owner of any real property.  None of such Collateral is in the possession of any consignee, bailee, warehouseman, agent or processor.
(b) Except for Permitted Liens (as defined in the Purchase Agreement) and as set forth on Schedule B attached hereto, the Debtors are the sole owners of the Collateral (except as described in the SEC Reports, as defined in the Purchase Agreement), free and clear of any liens, security interests, encumbrances, rights or claims, and are fully authorized to grant the Security Interests.  Except as set forth on Schedule C attached hereto, there is not on file in any governmental or regulatory authority, agency or recording office an effective financing statement, security agreement, license or transfer or any notice of any of the foregoing (other than those that will be filed in favor of the Secured Parties pursuant to this Agreement) covering or affecting any of the Collateral.   Except as set forth on Schedule C attached hereto and except pursuant to this Agreement, as long as this Agreement shall be in effect, the Debtors shall not execute and shall not knowingly permit to be on file in any such office or agency any other financing statement or other document or instrument (except to the extent filed or recorded in favor of the Secured Parties pursuant to the terms of this Agreement).
(c) No written claim has been received that any Collateral or any Debtor’s use of any Collateral violates the rights of any third party.  There has been no adverse decision to any Debtor’s claim of ownership rights in or exclusive rights to use the Collateral in any jurisdiction or to any Debtor’s right to keep and maintain such Collateral in full force and effect, and there is no proceeding involving said rights pending or, to the best knowledge of any Debtor, threatened before any court, judicial body, administrative or regulatory agency, arbitrator or other governmental authority.
(d) Each Debtor shall at all times maintain its books of account and records relating to the Collateral at its principal place of business and its Collateral at the locations set forth on Schedule A attached hereto and may not relocate such books of account and records or tangible Collateral unless it delivers to the Secured Parties at least thirty (30) days prior to such relocation (i) written notice of such relocation and the new location thereof (which must be within the United States) and (ii) evidence that appropriate financing statements under the UCC and other necessary documents have been filed and recorded and other steps have been taken to perfect the Security Interests to create in favor of the Secured Parties a valid, perfected and continuing perfected first priority lien in the Collateral (to the extent such Collateral can be perfected by the filing of a UCC financing statement).
(e) This Agreement creates in favor of the Secured Parties a valid first priority security interest in the Collateral, subject only to Permitted Liens, securing the payment and performance of the Obligations.  Upon making the filings described in the immediately following paragraph, all security interests created hereunder in any Collateral which may be perfected by filing UCC financing statements shall have been duly perfected.  Except for (i) the recordation of the Intellectual Property Security Agreement (as defined in Section 4(h) hereof) with respect to copyrights and copyright applications referred to in paragraph (z) in the United States Copyright Office, and (ii) the recordation of the Intellectual Property Security Agreement with respect to patents and trademarks of the Debtors referred to in paragraph (bb) in the United States Patent and Trademark Office, no action is necessary to create, perfect or protect the security interests created hereunder. Without limiting the generality of the foregoing, except for the foregoing, no consent of any third parties and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for (x) the execution, delivery and performance of this Agreement, (y) the creation or perfection of the Security Interests created hereunder in the Collateral (to the extent such Collateral can be perfected by the filing of a UCC financing statement) or (z) the enforcement of the rights of the Agent and the Secured Parties hereunder.
(f) Each Debtor hereby authorizes the Agent to file one or more financing statements under the UCC, with respect to the Security Interests, with the proper filing and recording agencies in any jurisdiction deemed proper by it.
(g) [intentionally omitted]
(h) Except for Permitted Liens, each Debtor shall at all times maintain the liens and Security Interests provided for hereunder as valid and perfected, first priority (to the extent that such liens and Security Interests can be perfected by the filing of a UCC financing statement) liens and security interests in the Collateral in favor of the Secured Parties until this Agreement and the Security Interest hereunder shall be terminated pursuant to Section 14 hereof.  Each Debtor hereby agrees to defend the same against the claims of any and all persons and entities.  Each Debtor shall safeguard and protect all Collateral for the account of the Secured Parties.  At the request of the Agent, each Debtor will deliver to the Agent on behalf of the Secured Parties at any time or from time to time one or more financing statements pursuant to the UCC in form reasonably satisfactory to the Agent and will pay the cost of filing the same in all public offices wherever filing is, or is deemed by the Agent to be, necessary or desirable to effect the rights and obligations provided for herein.  Without limiting the generality of the foregoing, each Debtor shall pay all fees, taxes and other amounts necessary to maintain the Collateral and the Security Interests hereunder, and each Debtor shall obtain and furnish to the Agent from time to time, upon demand, such releases and/or subordinations of claims and liens which may be required to maintain the priority of the Security Interests hereunder. In addition to the foregoing, each Debtor shall promptly execute and deliver to the Agent such further deeds, mortgages, assignments, security agreements, financing statements or other instruments, documents, certificates and assurances and take such further action as the Agent may from time to time request and may in its sole discretion deem necessary to perfect, protect or enforce the Secured Parties’ security interest in the Collateral, including, without limitation, if applicable, the execution and delivery of a separate security agreement with respect to each Debtor’s Intellectual Property (“Intellectual Property Security Agreement”) in which the Secured Parties have been granted a security interest hereunder, substantially in a form reasonably acceptable to the Agent, which Intellectual Property Security Agreement, other than as stated therein, shall be subject to all of the terms and conditions hereof.
(i) No Debtor will transfer, pledge, hypothecate, encumber, license, sell or otherwise dispose of any of the Collateral (except for Permitted Liens, licenses granted by a Debtor in its ordinary course of business, sales of inventory by a Debtor in its ordinary course of business, the replacement of worn-out or obsolete equipment by a Debtor in its ordinary course of business) without the prior written consent of the Secured Party.  For purposes of this Section, any licensing of the Company’s Intellectual Property shall be deemed to be in the ordinary course of the Debtor’s business.
(j) Each Debtor shall keep and preserve its equipment and other tangible Collateral in good condition, repair and order (other than ordinary use wear and tear) and shall not operate or locate any such Collateral (or cause to be operated or located) in any area excluded from insurance coverage.
(k) Each Debtor shall maintain with financially sound and reputable insurers, insurance with respect to the tangible Collateral, including Collateral hereafter acquired, against loss or damage of the kinds and in the amounts customarily insured against by entities of established reputation having similar properties similarly situated and in such amounts as are customarily carried under similar circumstances by other such entities and otherwise as is prudent for entities engaged in similar businesses but in any event sufficient to cover the full replacement cost thereof.  Each Debtor shall cause each insurance policy issued in connection herewith to provide, and the insurer issuing such policy to certify to the Agent, that (a) the Agent will be named as lender loss payee and additional insured under each such insurance policy; (b) if such insurance be proposed to be cancelled or materially changed for any reason whatsoever, such insurer will promptly notify the Agent and such cancellation or change shall not be effective as to the Agent for at least thirty (30) days after receipt by the Agent of such notice, unless the effect of such change is to extend or increase coverage under the policy; and (c) the Agent will have the right (but no obligation) at its election to remedy any default in the payment of premiums within thirty (30) days of notice from the insurer of such default.  Loss payments received by any Debtor after an Event of Default occurs and is continuing or in excess of $100,000 for any occurrence or series of related occurrences, upon approval by Agent, which approval shall not be unreasonably withheld, delayed, denied or conditioned, will be applied by the applicable Debtor to the repair and/or replacement of property with respect to which the loss was incurred to the extent reasonably feasible and any loss payments or the balance thereof remaining, to the extent not so applied, shall be paid to the Agent on behalf of the Secured Parties.
(l) Each Debtor shall, within ten (10) days of obtaining knowledge thereof, advise the Secured Parties, in sufficient detail, of any material adverse change in the Collateral, and of the occurrence of any event that would have a material adverse effect on the value of the Collateral or on the Secured Parties’ security interest, through the Agent, therein.
(m)      Upon reasonable prior notice (so long as no Event of Default has occurred or continuing, which in either such event, no prior notice is required), each Debtor shall permit the Agent and its representatives and agents to inspect the Collateral during normal business hours and to make copies of records pertaining to the Collateral as may be reasonably requested by the Agent from time to time.
(n) Each Debtor shall promptly notify the Secured Parties in sufficient detail upon becoming aware of any attachment, garnishment, execution or other legal process levied against any material portion of the Collateral and of any other information received by such Debtor that may materially affect the value of the Collateral, the Security Interest or the rights and remedies of the Secured Parties hereunder.
(o) All information heretofore, herein or hereafter supplied to the Secured Parties by or on behalf of any Debtor with respect to the Collateral is accurate and complete in all material respects as of the date furnished.
(p) The Debtors shall at all times preserve and keep in full force and effect their respective valid existence and good standing and any rights and franchises material to its business. No Debtor will change its name, type of organization, jurisdiction of organization, organizational identification number (if it has one), legal or corporate structure, or identity, or add any new fictitious name unless it provides at least thirty (30) days’ prior written notice to the Secured Parties of such change and, at the time of such written notification, such Debtor provides any financing statements or fixture filings necessary to perfect and continue the perfection of the Security Interests granted and evidenced by this Agreement.
(q) Except in the ordinary course of business, no Debtor may consign any of its inventory or sell any of its inventory on bill-and-hold, sale-or-return, sale-on-approval, or other conditional terms of sale without the consent of the Agent, which shall not be unreasonably withheld, delayed, denied, or conditioned.
(r) No Debtor may relocate its chief executive office to a new location without providing thirty (30) days’ prior written notification thereof to the Secured Parties and so long as, at the time of such written notification, such Debtor provides any financing statements or fixture filings necessary to perfect and continue the perfection of the Security Interests granted and evidenced by this Agreement.
(s) Each Debtor was organized and remains organized solely under the laws of the state set forth next to such Debtor’s name in Schedule D attached hereto, which Schedule D sets forth each Debtor’s organizational identification number or, if any Debtor does not have one, states that one does not exist.
(t) (i) The actual name of each Debtor is the name set forth in Schedule D attached hereto; (ii) no Debtor has any trade names except as set forth on Schedule E attached hereto; (iii) no Debtor has used any name other than that stated in the preamble hereto or as set forth on Schedule E for the preceding five (5) years; and (iv) no entity has merged into any Debtor or been acquired by any Debtor within the past five years except as set forth on Schedule E.
(u) [intentionally omitted]
(v) Each Debtor shall cause each subsidiary of such Debtor to immediately become a party hereto (an “Additional Debtor”), by executing and delivering an Additional Debtor Joinder in substantially the form of Annex A attached hereto and comply with the provisions hereof applicable to the Debtors.  Concurrently therewith, the Additional Debtor shall deliver replacement schedules for, or supplements to all other Disclosure Schedules to (or referred to in) this Agreement, as applicable, which replacement schedules shall supersede, or supplements shall modify, the Disclosure Schedules then in effect.  The Additional Debtor shall also deliver such authorizing resolutions, good standing certificates, incumbency certificates, organizational documents, financing statements and other information and documentation as the Agent may reasonably request.  Upon delivery of the foregoing to the Agent, the Additional Debtor shall be and become a party to this Agreement with the same rights and obligations as the Debtors, for all purposes hereof as fully and to the same extent as if it were an original signatory hereto and shall be deemed to have made the representations, warranties and covenants set forth herein as of the date of execution and delivery of such Additional Debtor Joinder, and all references herein to the “Debtors” shall be deemed to include each Additional Debtor.
(w) [intentionally omitted]
(x) [intentionally omitted]
(y) [intentionally omitted]
(z) Without limiting the generality of the other obligations of the Debtors hereunder, each Debtor shall promptly (i) cause to be registered at the United States Copyright Office all of its material copyrights, (ii) following an Event of Default, upon the written request of the Agent, cause the security interest contemplated hereby with respect to all Intellectual Property registered at the United States Copyright Office or United States Patent and Trademark Office to be duly recorded at the applicable office, and (iii) give the Agent notice whenever it acquires (whether absolutely or by license) or creates any additional material Intellectual Property.
(aa) Each Debtor will from time to time, at the joint and several expense of the Debtors, promptly execute and deliver all such further instruments and documents, and take all such further action as may be necessary or desirable, or as the Agent may reasonably request, in order to perfect (to the extent such security interest can be perfected by the filing of a UCC financing statement) and protect any security interest granted or purported to be granted hereby or to enable the Secured Parties to exercise and enforce their rights and remedies hereunder and with respect to any Collateral or to otherwise carry out the purposes of this Agreement.
(bb) Schedule F attached hereto lists all of the patents, patent applications, trademarks, trademark applications, registered copyrights, and domain names owned by any of the Debtors as of the date hereof.  Schedule F lists all material licenses in favor of any Debtor for the use of any patents, trademarks, copyrights and domain names as of the date hereof.  All material patents and trademarks of the Debtors have been duly recorded at the United States Patent and Trademark Office and all material copyrights of the Debtors have been duly recorded at the United States Copyright Office.
(cc) Each Debtor shall promptly execute and deliver to the Agent such further deeds, mortgages, assignments, security agreements, financing statements or other instruments, documents, certificates and assurances and take such further action as the Agent may from time to time request and may in its sole discretion deem necessary to perfect, protect or enforce the Secured Parties’ security interest in the Collateral.
5. [intentionally omitted]
6. Defaults.  The following events shall be “Events of Default”:
(a) The occurrence of an Event of Default (as defined in the Notes) under the Notes;
(b) Any representation or warranty of any Debtor in this Agreement shall prove to have been incorrect in any material respect when made;
(c) The failure by any Debtor to observe or perform any of its obligations hereunder for fifteen (15) days after delivery to such Debtor of written notice of such failure by or on behalf of a Secured Party unless such default is capable of cure but cannot be cured within such time frame and such Debtor is using best efforts to cure same in a timely fashion; or
(d) If any material provision of this Agreement shall at any time for any reason be declared to be null and void, or the validity or enforceability thereof shall be contested by any Debtor, or a proceeding shall be commenced by any Debtor, or by any governmental authority having jurisdiction over any Debtor, seeking to establish the invalidity or unenforceability thereof, or any Debtor shall deny that any Debtor has any liability or obligation purported to be created under this Agreement.
7. Duty to Hold in Trust.
(a) Upon the occurrence and during the continuance of any Event of Default, each Debtor shall upon receipt of any revenue, income, dividend, interest or other sums subject to the Security Interests, whether payable pursuant to the Notes or otherwise, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for the Secured Parties and shall forthwith endorse and transfer any such sums or instruments, or both, to the Agent, pro-rata in proportion to their respective then-currently outstanding principal amount of Notes for application to the satisfaction of the Obligations (and if any Notes is not outstanding, pro-rata in proportion to the initial purchases of the remaining Notes).
(b) [intentionally omitted.]
8. Rights and Remedies Upon Default.
(a) Upon the occurrence and during the continuance of any Event of Default, the Secured Parties, acting through the Agent, shall have the right to exercise all of the remedies conferred hereunder and under the Notes, and the Secured Parties shall have all the rights and remedies of a secured party under the UCC.  Without limitation, the Agent, for the benefit of the Secured Parties, shall have the following rights and powers:
(i) The Agent shall have the right to take possession of the Collateral and, for that purpose, enter, with the aid and assistance of any person, any premises where the Collateral, or any part thereof, is or may be placed and remove the same, and each Debtor shall assemble the Collateral and make it available to the Agent at places which the Agent shall reasonably select, whether at such Debtor’s premises or elsewhere, and make available to the Agent, without rent, all of such Debtor’s respective premises and facilities for the purpose of the Agent taking possession of, removing or putting the Collateral in saleable or disposable form.
(ii) Upon written notice to the Debtors by Agent, all rights of each Debtor to exercise the consensual rights which it would otherwise be entitled to exercise shall cease.  Upon such written notice, Agent shall have the right to receive, for the benefit of the Secured Parties, any payments on the Collateral.  Without limiting the generality of the foregoing, Agent shall have the right (but not the obligation) to exercise all rights with respect to the Collateral as it were the sole and absolute owner thereof.
(iii) The Agent shall have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the Collateral, at public or private sale or otherwise, either with or without special conditions or stipulations, for cash or on credit or for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as the Agent may deem commercially reasonable, all without (except as shall be required by applicable statute and cannot be waived) advertisement or demand upon or notice to any Debtor or right of redemption of a Debtor, which are hereby expressly waived.  Upon each such sale, lease, assignment or other transfer of Collateral, the Agent, for the benefit of the Secured Parties, may, unless prohibited by applicable law which cannot be waived, purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of any Debtor, which are hereby waived and released.
(iv) The Agent shall have the right (but not the obligation) to notify any account debtors and any obligors under instruments or accounts to make payments directly to the Agent, on behalf of the Secured Parties, and to enforce the Debtors’ rights against such account debtors and obligors.
(v) The Agent, for the benefit of the Secured Parties, may (but is not obligated to) direct any financial intermediary or any other person or entity holding any investment property to transfer the same to the Agent, on behalf of the Secured Parties, or its designee, in connection with the satisfaction of the Obligation.
(vi)  The Agent may (but is not obligated to) transfer any or all Intellectual Property registered in the name of any Debtor at the United States Patent and Trademark Office and/or Copyright Office into the name of the Secured Parties or any designee or any purchaser of any Collateral, in connection with the satisfaction of the Obligation.
(b) The Agent shall comply with any applicable law in connection with a disposition of Collateral and such compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.  The Agent may sell the Collateral without giving any warranties and may specifically disclaim such warranties.  If the Agent sells any of the Collateral on credit, the Debtors will only be credited with payments actually made by the purchaser.  In addition, each Debtor waives (except as shall be required by applicable statute and cannot be waived) any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Agent’s rights and remedies hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.
(c) For the purpose of enabling the Agent to further exercise rights and remedies under this Section 8 or elsewhere provided by agreement or applicable law, each Debtor hereby grants to the Agent, for the benefit of the Agent and the Secured Parties, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Debtor) to use, license or sublicense following an Event of Default in a commercially reasonable manner, any Intellectual Property now owned or hereafter acquired by such Debtor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.
9. Applications of Proceeds.  Upon the occurrence and during the continuance of any Event of Default, the proceeds of any sale, lease or other disposition by the Agent of the Collateral hereunder or from payments made to the Agent on account of any insurance policy insuring any portion of the Collateral shall be applied first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like (including, without limitation, any taxes, fees and other costs incurred in connection therewith) of the Collateral, to the reasonable attorneys’ fees and expenses incurred by the Agent in enforcing the Secured Parties’ rights hereunder and in connection with collecting, storing and disposing of the Collateral, and then to satisfaction of the Obligations pro rata among the Secured Parties (based on then-outstanding principal amounts of Notes at the time of any such determination), and to the payment of any other amounts required by applicable law, after which the Secured Parties shall pay to the applicable Debtor any surplus proceeds. If, upon the sale, license or other disposition of all of the Collateral, the proceeds thereof are insufficient to pay all amounts to which the Secured Parties are legally entitled, the Debtors will be liable for the deficiency, together with interest thereon, at the rate of 18% per annum or the lesser amount permitted by applicable law (the “Default Rate”), and the reasonable fees of any attorneys employed by the Secured Parties to collect such deficiency.  To the extent permitted by applicable law, each Debtor waives all claims, damages and demands against the Secured Parties arising out of the repossession, removal, retention or sale of the Collateral, unless due solely to the gross negligence or willful misconduct of the Secured Parties, or unless the Secured Parties do not act in a commercially reasonable manner, in each case as determined by a final judgment (not subject to further appeal) of a court of competent jurisdiction.
10. [intentionally omitted]
11. Costs and Expenses.  Each Debtor agrees to pay all reasonable out-of-pocket fees, costs and expenses incurred in connection with any filing required hereunder, including without limitation, any financing statements pursuant to the UCC, continuation statements, partial releases and/or termination statements related thereto or any expenses of any searches reasonably required by the Agent.  The Debtors shall also pay all other claims and charges which in the reasonable opinion of the Agent is reasonably likely to prejudice, imperil or otherwise affect the Collateral or the Security Interests therein.  The Debtors will also, upon demand, pay to the Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Agent, for the benefit of the Secured Parties, may incur in connection with the creation, perfection, protection, satisfaction, foreclosure, collection or enforcement of the Security Interest and the preparation, administration, continuance, amendment or enforcement of this Agreement (in each case subject to the limitation set forth in the Purchase Agreement) and pay to the Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Agent, for the benefit of the Secured Parties, and the Secured Parties may incur in connection with (i) the enforcement of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, or (iii) the exercise or enforcement of any of the rights of the Secured Parties under the Notes.
12. Responsibility for Collateral.  The Debtors assume all liabilities and responsibility in connection with all Collateral, and the Obligations shall in no way be affected or diminished by reason of the loss, destruction, damage or theft of any of the Collateral or its unavailability for any reason.  Without limiting the generality of the foregoing and except as required by applicable law, (a) neither the Agent nor any Secured Party (i) has any duty (either before or after an Event of Default) to collect any amounts in respect of the Collateral or to preserve any rights relating to the Collateral, or (ii) has any obligation to clean-up or otherwise prepare the Collateral for sale, and (b) each Debtor shall remain obligated and liable under each contract or agreement included in the Collateral to be observed or performed by such Debtor thereunder.  Neither the Agent nor any Secured Party shall have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Agent or any Secured Party of any payment relating to any of the Collateral, nor shall the Agent or any Secured Party be obligated in any manner to perform any of the obligations of any Debtor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Agent or any Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Agent or to which the Agent or any Secured Party may be entitled at any time or times.
13. Security Interests Absolute.  All rights of the Secured Parties and all obligations of each Debtor hereunder, shall be absolute and unconditional, irrespective of: (a) any lack of validity or enforceability of this Agreement, the Notes or any agreement entered into in connection with the foregoing, or any portion hereof or thereof, against any other Debtor; (b) any change in the time, manner or place of payment or performance of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Notes or any other agreement entered into in connection with the foregoing; (c) any exchange, release or nonperfection of any of the Collateral, or any release or amendment or waiver of or consent to departure from any other collateral for, or any guarantee, or any other security, for all or any of the Obligations; (d) any action by the Secured Parties to obtain, adjust, settle and cancel in its sole discretion any insurance claims or matters made or arising in connection with the Collateral; or (e) any other circumstance which might otherwise constitute any legal or equitable defense available to a Debtor, or a discharge of all or any part of the Security Interests granted hereby.  Until the Obligations shall have been paid and performed in full (other than contingent obligations for which no claim has been made), the rights of the Secured Parties shall continue even if the Obligations are barred for any reason, including, without limitation, the running of the statute of limitations.  Each Debtor expressly waives presentment, protest, notice of protest, demand, notice of nonpayment and demand for performance.  In the event that at any time any transfer of any Collateral or any payment received by the Secured Parties hereunder shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under the bankruptcy or insolvency laws of the United States, or shall be deemed to be otherwise due to any party other than the Secured Parties, then, in any such event, each Debtor’s obligations hereunder shall survive cancellation of this Agreement, and shall not be discharged or satisfied by any prior payment thereof and/or cancellation of this Agreement, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof.  Each Debtor waives all right to require the Secured Parties to proceed against any other person or entity or to apply any Collateral which the Secured Parties may hold at any time, or to marshal assets, or to pursue any other remedy. Each Debtor waives any defense arising by reason of the application of the statute of limitations to any obligation secured hereby.
14. Term of Agreement.  This Agreement and the Security Interests shall terminate on the date on which all payments under the Notes have been indefeasibly paid in full; provided, however, that all indemnities of the Debtors contained in this Agreement (including, without limitation, Annex B hereto) shall survive and remain operative and in full force and effect regardless of the termination of this Agreement.
15. Power of Attorney; Further Assurances.
(a) Each Debtor authorizes the Agent, and does hereby make, constitute and appoint the Agent and its officers, agents, successors or assigns with full power of substitution, as such Debtor’s true and lawful attorney-in-fact, with power, in the name of the Agent or such Debtor, to, after the occurrence and during the continuance of an Event of Default, (i) endorse any note, checks, drafts, money orders or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Agent; (ii) to sign and endorse any financing statement pursuant to the UCC or any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to the Collateral; (iii) to pay or discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against the Collateral; (iv) to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; (v) to transfer any Intellectual Property or provide licenses respecting any Intellectual Property; and (vi) generally, at the option of the Agent, and at the expense of the Debtors, at any time, or from time to time, to execute and deliver any and all documents and instruments and to do all acts and things which the Agent deems necessary to protect, preserve and realize upon the Collateral and the Security Interests granted therein in order to effect the intent of this Agreement and the Notes all as fully and effectually as the Debtors might or could do; and each Debtor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof.  This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding.  The designation set forth herein shall be deemed to amend and supersede any inconsistent provision in the Organizational Documents or other documents or agreements to which any Debtor is subject or to which any Debtor is a party.  Without limiting the generality of the foregoing, after the occurrence and during the continuance of an Event of Default, each Secured Party is specifically authorized to execute and file any applications for or instruments of transfer and assignment of any patents, trademarks, copyrights or other Intellectual Property with the United States Patent and Trademark Office and the United States Copyright Office.
(b) Each Debtor hereby irrevocably appoints the Agent as such Debtor’s attorney-in-fact, with full authority in the place and instead of such Debtor and in the name of such Debtor, from time to time in the Agent’s discretion, to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the filing, in its sole discretion, of one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of such Debtor where permitted by law, which financing statements may (but need not) describe the Collateral as “all assets” or “all personal property” or words of like import, and ratifies all such actions taken by the Agent.  This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding.
16. Notices.  All notices, requests, demands and other communications hereunder shall be subject to the notice provision of the Purchase Agreement.
17. Other Security.  To the extent that the Obligations are now or hereafter secured by property other than the Collateral or by the guarantee, endorsement or property of any other person, firm, corporation or other entity, then the Agent shall have the right, in its sole discretion, to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the Secured Parties’ rights and remedies hereunder.
18. Appointment of Agent.  If and as applicable, the Secured Parties hereby appoint Arena Investors LP to act as their agent (“Agent”) for purposes of exercising any and all rights and remedies of the Secured Parties hereunder.  Such appointment shall continue until revoked in writing by the Secured Parties, at which time the Secured Parties shall appoint a new Agent.  The Agent shall have the rights, responsibilities and immunities set forth in Annex B hereto.
19. Miscellaneous.
(a) No course of dealing between the Debtors and the Secured Parties, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Parties, any right, power or privilege hereunder or under the Notes shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.
(b) All of the rights and remedies of the Secured Parties with respect to the Collateral, whether established hereby or by the Notes or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.
(c) This Agreement, together with the exhibits and schedules hereto, contains the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into this Agreement and the exhibits and schedules hereto.  No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Debtors and the Secured Party, or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought.
(d) If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.
(e) No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.
(f) This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  The Company and the Subsidiaries may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Agent (other than in a Change of Control Transaction).  Any Secured Party may assign any or all of its rights under this Agreement to any Person (as defined in the Purchase Agreement) to whom such Secured Party assigns or transfers any Obligations, provided such transferee agrees in writing to be bound, with respect to the transferred Obligations, by the provisions of this Agreement that apply to the “Secured Parties.”
(g) Each party shall take such further action and execute and deliver such further documents as may be necessary or appropriate in order to carry out the provisions and purposes of this Agreement.
(h) Except to the extent mandatorily governed by the jurisdiction or situs where the Collateral is located, all questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Except to the extent mandatorily governed by the jurisdiction or situs where the Collateral is located, each Debtor agrees that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and the Notes (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan.  Except to the extent mandatorily governed by the jurisdiction or situs where the Collateral is located, each Debtor hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such proceeding is improper.   Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.
(i) This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.
(j) All Debtors shall jointly and severally be liable for the obligations of each Debtor to the Secured Parties hereunder.
(k) Each Debtor agrees to indemnify, pay and hold harmless the Agent and the Secured Parties and their respective assignees and affiliates and their respective officers, directors, employees, agents, consultants, auditors, and attorneys of any of them (collectively, “Indemnitees”) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Purchaser Indemnitee shall be designated a party thereto) imposed on, incurred by or asserted against such Indemnitee in any way related to or arising from or alleged to arise from this Agreement or the Collateral, except any such losses, claims, liabilities, damages, penalties, suits, costs and expenses which result from the gross negligence or willful misconduct of the Indemnitee, in each case as determined by a final, nonappealable decision of a court of competent jurisdiction; provided that the Debtors shall not be obligated to indemnify the Indemnitees, or have any liability, in excess of the Purchase Price (as defined in the Purchase Agreement).  This indemnification provision is in addition to, and not in limitation of, any other indemnification provision in the Notes, the Purchase Agreement or any other agreement, instrument or other document executed or delivered in connection herewith or therewith.
(l) Nothing in this Agreement shall be construed to subject Agent or any Secured Party to liability as a partner in any Debtor or any if its direct or indirect subsidiaries that is a partnership or as a member in any Debtor or any of its direct or indirect subsidiaries that is a limited liability company, nor shall Agent or any Secured Party be deemed to have assumed any obligations under any partnership agreement or limited liability company agreement, as applicable, of any such Debtor or any of its direct or indirect subsidiaries or otherwise, unless and until any such Secured Party exercises its right to be substituted for such Debtor as a partner or member, as applicable, pursuant hereto.
(m) To the extent that the grant of the security interest in the Collateral and the enforcement of the terms hereof require the consent, approval or action of any partner or member, as applicable, of any Debtor or any direct or indirect subsidiary of any Debtor or compliance with any provisions of any of the Organizational Documents, the Debtors hereby represent that all such consents and approvals have been obtained.

[SIGNATURE PAGE OF DEBTORS FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed on the day and year first above written.

BIORESTORATIVE THERAPIES, INC.

By:__________________________________________
      Name:  Mark Weinreb
      Title:    Chief Executive Officer

STEM PEARLS, LLC
By: BioRestorative Therapies, Inc., its sole Member

By:__________________________________________
      Name:  Mark Weinreb
      Title:    Chief Executive Officer

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SECURITY AGREEMENT]
Name of Investing Entity: ____Arena Investors LP ______________________
Signature of Authorized Signatory of Investing entity: _________________________
Name of Authorized Signatory: _________________________
Title of Authorized Signatory: _________________________

ANNEX A
to
SECURITY AGREEMENT
FORM OF ADDITIONAL DEBTOR JOINDER
Security Agreement dated as of ________, 2019 made by BioRestorative Therapies, Inc. and its subsidiaries party thereto from time to time, as Debtors to and in favor of the Secured Parties identified therein (the “Security Agreement”).
Reference is made to the Security Agreement as defined above; capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in, or by reference in, the Security Agreement.
The undersigned hereby agrees that, upon delivery of this Additional Debtor Joinder to the Secured Parties referred to above, the undersigned shall (a) be an Additional Debtor under the Security Agreement, (b) have all the rights and obligations of the Debtors under the Security Agreement as fully and to the same extent as if the undersigned was an original signatory thereto and (c) be deemed to have made the representations and warranties set forth therein as of the date of execution and delivery of this Additional Debtor Joinder.  WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE UNDERSIGNED SPECIFICALLY GRANTS TO THE SECURED PARTIES A SECURITY INTEREST IN THE COLLATERAL AS MORE FULLY SET FORTH IN THE SECURITY AGREEMENT AND ACKNOWLEDGES AND AGREES TO THE WAIVER OF JURY TRIAL PROVISIONS SET FORTH THEREIN.
Attached hereto are supplemental and/or replacement Disclosure Schedules to the Security Agreement, as applicable.
An executed copy of this Joinder shall be delivered to the Secured Parties, and the Secured Parties may rely on the matters set forth herein on or after the date hereof.  This Joinder shall not be modified, amended or terminated without the prior written consent of the Secured Parties.
IN WITNESS WHEREOF, the undersigned has caused this Joinder to be executed in the name and on behalf of the undersigned.

[Name of Additional Debtor]
By:__________________________________________
      Name:
      Title:
      Address:
Dated:

ANNEX B
to
SECURITY AGREEMENT
THE AGENT
1. Appointment.  The Secured Parties (all capitalized terms used herein and not otherwise defined shall have the respective meanings provided in the Security Agreement to which this Annex B is attached (the “Agreement”)), by their acceptance of the benefits of the Agreement, hereby designate Arena Investors LP (“Agent”) as the Agent to act as specified herein and in the Agreement.  Each Secured Party shall be deemed irrevocably to authorize the Agent to take such action on its behalf under the provisions of the Agreement and any other Transaction Document (as such term is defined in the Purchase Agreement) and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto.  The Agent may perform any of its duties hereunder by or through its agents or employees.
2. Nature of Duties.  The Agent shall have no duties or responsibilities except those expressly set forth in the Agreement.  Neither the Agent nor any of its partners, members, shareholders, officers, directors, employees or agents shall be liable for any action taken or omitted by it as such under the Agreement or hereunder or in connection herewith or therewith, be responsible for the consequence of any oversight or error of judgment or answerable for any loss, unless caused solely by its or their gross negligence or willful misconduct as determined by a final judgment (not subject to further appeal) of a court of competent jurisdiction.  The duties of the Agent shall be mechanical and administrative in nature; the Agent shall not have by reason of the Agreement or any other Transaction Document a fiduciary relationship in respect of any Debtor or any Secured Party; and nothing in the Agreement or any other Transaction Document (as defined in the Purchase Agreement), expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of the Agreement or any other Transaction Document except as expressly set forth herein and therein.
3. Lack of Reliance on the Agent.  Independently and without reliance upon the Agent, each Secured Party, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Company and its subsidiaries in connection with such Secured Party’s investment in the Debtors, the creation and continuance of the Obligations, the transactions contemplated by the Transaction Documents, and the taking or not taking of any action in connection therewith, and (ii) its own appraisal of the creditworthiness of the Company and its subsidiaries, and of the value of the Collateral from time to time, and the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Secured Party with any credit, market or other information with respect thereto, whether coming into its possession before any Obligations are incurred or at any time or times thereafter.  The Agent shall not be responsible to the Debtors or any Secured Party for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith, or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectability, priority or sufficiency of the Agreement or any other Transaction Document, or for the financial condition of the Debtors or the value of any of the Collateral, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of the Agreement or any other Transaction Document, or the financial condition of the Debtors, or the value of any of the Collateral, or the existence or possible existence of any default or Event of Default under the Agreement, the Notes or any of the other Transaction Documents.
4. Certain Rights of the Agent.  The Agent shall have the right to take any action with respect to the Collateral, on behalf of all of the Secured Parties.  To the extent practical, the Agent shall request instructions from the Secured Parties with respect to any material act or action (including failure to act) in connection with the Agreement or any other Transaction Document, and shall be entitled to act or refrain from acting in accordance with the instructions of the Secured Party; if such instructions are not provided despite the Agent’s request therefor, the Agent shall be entitled to refrain from such act or taking such action, and if such action is taken, shall be entitled to appropriate indemnification from the Secured Parties in respect of actions to be taken by the Agent; and the Agent shall not incur liability to any person or entity by reason of so refraining.  Without limiting the foregoing, (a) no Secured Party shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder in accordance with the terms of the Agreement or any other Transaction Document, and the Debtors shall have no right to question or challenge the authority of, or the instructions given to, the Agent pursuant to the foregoing and (b) the Agent shall not be required to take any action that the Agent believes (i) could reasonably be expected to expose it to personal liability or (ii) is contrary to this Agreement, the Transaction Documents or applicable law.
5. Reliance.  The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, statement, certificate, telex, teletype or facsimile message, cablegram, radiogram, order or other document or telephone message signed, sent or made by the proper person or entity, and, with respect to all legal matters pertaining to the Agreement and the other Transaction Documents and its duties thereunder, upon advice of counsel selected by it and upon all other matters pertaining to this Agreement and the other Transaction Documents and its duties thereunder, upon advice of other experts selected by it.  Anything to the contrary notwithstanding, the Agent shall have no obligation whatsoever to any Secured Party to assure that the Collateral exists or is owned by the Debtors or is cared for, protected or insured or that the liens granted pursuant to the Agreement have been properly or sufficiently or lawfully created, perfected, or enforced or are entitled to any particular priority.
6. Indemnification.  To the extent that the Agent is not reimbursed and indemnified by the Debtors, the Secured Parties will jointly and severally reimburse and indemnify the Agent, in proportion to their initially purchased respective principal amounts of Notes, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent in performing its duties hereunder or under the Agreement or any other Transaction Document, or in any way relating to or arising out of the Agreement or any other Transaction Document except for those determined by a final judgment (not subject to further appeal) of a court of competent jurisdiction to have resulted solely from the Agent’s own gross negligence or willful misconduct.  Prior to taking any action hereunder as Agent, the Agent may require each Secured Party to deposit with it sufficient sums as it determines in good faith is necessary to protect the Agent for costs and expenses associated with taking such action.
7. Resignation by the Agent.
(a) The Agent may resign from the performance of all its functions and duties under the Agreement and the other Transaction Documents at any time by giving 30 days’ prior written notice (as provided in the Agreement) to the Debtors and the Secured Parties.  Such resignation shall take effect upon the appointment of a successor Agent pursuant to clauses (b) and (c) below.
(b) Upon any such notice of resignation, the Secured Parties shall appoint a successor Agent hereunder.
(c) If a successor Agent shall not have been so appointed within said thirty (30)-day period, the Agent shall then appoint a successor Agent who shall serve as Agent until such time, if any, as the Secured Parties appoint a successor Agent as provided above.  If a successor Agent has not been appointed within such thirty (30)-day period, the Agent may petition any court of competent jurisdiction or may interplead the Debtors and the Secured Parties in a proceeding for the appointment of a successor Agent, and all fees, including, but not limited to, extraordinary fees associated with the filing of interpleader and expenses associated therewith, shall be payable by the Debtors on demand.
8. Rights with respect to Collateral.  Each Secured Party agrees with all other Secured Parties and the Agent (i) that it shall not, and shall not attempt to, exercise any rights with respect to its security interest in the Collateral, whether pursuant to any other agreement or otherwise (other than pursuant to this Agreement), or take or institute any action against the Agent or any of the other Secured Parties in respect of the Collateral or its rights hereunder (other than any such action arising from the breach of this Agreement) and (ii) that such Secured Party has no other rights with respect to the Collateral other than as set forth in this Agreement and the other Transaction Documents.  Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent and the retiring Agent shall be discharged from its duties and obligations under the Agreement.  After any retiring Agent’s resignation or removal hereunder as Agent, the provisions of the Agreement including this Annex B shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent.

SCHEDULE A
to
SECURITY AGREEMENT
PRINCIPAL PLACE OF BUSINESS

40 Marcus Drive, Suite One
Melville, New York 11747

SCHEDULE B
to
SECURITY AGREEMENT
OWNERSHIP OF COLLATERAL

None, except for the rights granted to Regenerative Sciences LLC (“Regenerative”) pursuant to the License Agreement between the Company and Regenerative, dated as of January 27, 2012, as amended, filed with the Securities and Exchange Commission.

SCHEDULE C
to
SECURITY AGREEMENT
OTHER SECURED PARTIES

None.

SCHEDULE D
to
SECURITY AGREEMENT
STATE OF ORGANIZATION OF DEBTORS

BioRestorative Therapies, Inc.
Delaware; Delaware File No.: 5663168

Stem Pearls, LLC
New York; New York Department of State ID No.: 4691532

SCHEDULE E
to
SECURITY AGREEMENT
TRADENAMES
None.

SCHEDULE F
to
SECURITY AGREEMENT
PATENTS/TRADEMARKS/ COPYRIGHTS/LICENSES
Patent applications and patents issued to Debtors:
Program	I.D.	Jurisdiction	Title
Disc/Spine (brtxDisc)	13/132,840*	US	Methods and compositions to facilitate repair of avascular tissue
	15/891,852*	US	Surgical methods and compositions to facilitate repair of avascular tissue
	16/441,897*	US	Methods and compositions to facilitate repair of avascular tissue
	U.S. Patent No. 9,113,950 B2**	US	Therapeutic delivery device
Metabolic (ThermoStem)	U.S. Patent No. 9,133,438	US	Brown fat cell compositions and methods
	13/932,468	US
	15/910,625	US
	AU Patent No. 2012275335	Australia
	12743811.7	Europe
	230237	Israel
	JP Patent No. 6243839	Japan
	U.S. Patent No. 10,167,449	US	Human brown adipose derived stem cells and uses
	16/183,370	US
	2014253920	Australia
	14729769.1	Europe
	242150	Israel
	2016-509105	Japan
	2019-95972	Japan
	62/840,096	US	Non-naturally occurring three-dimensional (3D) brown adipose-derived stem cell aggregates, and methods of generating and using the same
*Patent application filed by licensor, Regenerative Sciences, LLC
**Patent issued to licensor, Regenerative Sciences, LLC

Trademarks registered to Debtors:

- biorestorative therapies
- brt disc x
- brt disc x
- THERMOSTEM,
- STEM PEARLS, and
- STEM THE TIDES OF TIME.

Published trademark applications: Debtors own a published application in the U.S. Patent and Trademark Office for the trademark *BRTX* and an allowed application in the U.S. Patent and Trademark Office for the trademark *BRTX-100*.

Debtors' domain names:

- Biorestorative.com
- Biorestorativetherapies.com
- Brownfatstemcells.com
- Brtdisc.com
- Brttherapies.com
- Brttherapies.net
- Brtx.com
- Brtx100.com
- Brtx-100.com
- Brtxdisc.com
- Brtxdisc.net
- Discstem.com
- Discstem.net
- Itsaboutthescience.com
- Stemcellcayman.com
- Stempearls.com
- Stemthetidesoftime.com
- Stemthetidesoftime.net
- Thermocise.com
- Thermocize.com
- Thermogym.com
- Thermostem.com
- Thermoworkout.com

Licenses in favor of Debtor: License agreement with Regenerative Sciences, LLC

EXHIBIT E

Form of Registration Rights Agreement

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of _______________, 2019, between BioRestorative Therapies, Inc., a Delaware corporation (the “Company”), and each of the several purchasers signatory hereto (each such purchaser, a “Purchaser” and, collectively, the “Purchasers”).

               This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof, between the Company and each Purchaser (the “Purchase Agreement”).

               The Company and each Purchaser hereby agrees as follows:

        1. Definitions.

               Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

               “Advice” shall have the meaning set forth in Section 6(d).

“Effectiveness Date” means, with respect to the Initial Registration Statement required to be filed hereunder, the 135th calendar day after the date of the Lock-Up Agreement (which date shall be deemed to be the date of the prospectus relating to the Qualified Offering thereto) to be executed in accordance with Section 4.15 of the Purchase Agreement and with respect to any additional Registration Statements which may be required pursuant to Section 2(c) or Section 3(c), the 60th calendar day following the date on which an additional Registration Statement is required to be filed hereunder (or, in the event of a “full review” by the Commission, the 90th calendar day following the date such additional Registration Statement is required to be filed hereunder); provided, however, that in the event the Company is notified by the Commission that one or more of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified if such date precedes the dates otherwise required above, provided, further, if such Effectiveness Date falls on a day that is not a Trading Day, then the Effectiveness Date shall be the next succeeding Trading Day.

“Effectiveness Period” shall have the meaning set forth in Section 2(a).

“Event” shall have the meaning set forth in Section 2(d).

“Event Date” shall have the meaning set forth in Section 2(d).

“Filing Date” means, with respect to the Initial Registration Statement required hereunder, the 50th calendar day following the Closing Date  and, with respect to any additional Registration Statements which may be required pursuant to Section 2(c) or Section 3(c), the earliest practical date on which the Company is permitted by SEC Guidance to file such additional Registration Statement related to the Registrable Securities.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Initial Registration Statement” means the initial Registration Statement filed pursuant to this Agreement.

“Losses” shall have the meaning set forth in Section 5(a).

“Plan of Distribution” shall have the meaning set forth in Section 2(a).

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated by the Commission pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means, as of any date of determination, (a) all Conversion Shares issuable upon conversion of the Preferred Stock, (b) all Warrant Shares then issued and issuable upon exercise of the Warrants (assuming on such date the Warrants are exercised in full without regard to any exercise limitations therein), (c) any additional shares of Common Stock issuable in connection with any anti-dilution provisions in the Notes or the Warrants (in each case, without giving effect to any limitations on conversion set forth in the Notes or limitations on exercise set forth in the Warrants) and (d) any securities issued or then issuable upon any stock split, dividend or other distribution,  recapitalization or similar event with respect to the foregoing; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file  any or another, Registration Statement hereunder with respect thereto) for so long as (a) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the Commission under the Securities Act and such Registrable Securities have been disposed of by the Holder in accordance with such effective Registration Statement, (b) such Registrable Securities have been previously sold in accordance with Rule 144, or (c) such securities become eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144 as set forth in a written opinion letter to such effect, addressed, delivered and acceptable to the Transfer Agent and the affected Holders (assuming that such securities and any securities issuable upon exercise, conversion or exchange of which, or as a dividend upon which, such securities were issued or are issuable, were at no time held by any Affiliate of the Company, and all Warrants are exercised by “cashless exercise” as provided in Section 2(c) of each of the Warrants), as reasonably determined by the Company, upon the advice of counsel to the Company.

“Registration Statement” means any registration statement required to be filed hereunder pursuant to Section 2(a) and any additional registration statements contemplated by Section 2(c) or Section 3(c), including (in each case) the Prospectus, amendments and supplements to any such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in any such registration statement.

 “Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Selling Stockholder Questionnaire” shall have the meaning set forth in Section 3(a).

“SEC Guidance” means (i) any publicly-available written or oral guidance of the Commission staff, or any comments, requirements or requests of the Commission staff and (ii) the Securities Act.

        2. Shelf Registration.

(a)
On or prior to each Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Securities that are not then registered on an effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415.  Each Registration Statement filed hereunder shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith, subject to the provisions of Section 2(e)) and shall contain (unless otherwise directed by at least 85% in interest of the Holders) substantially the “Plan of Distribution” attached hereto as Annex A and substantially the “Selling Stockholder” section attached hereto as Annex B; provided, however, that no Holder shall be required to be named as an “underwriter” without such Holder’s express prior written consent.  Subject to the terms of this Agreement, the Company shall use commercially reasonable efforts to cause a Registration Statement filed under this Agreement (including, without limitation, under Section 3(c)) to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event no later than the applicable Effectiveness Date, and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until the earlier of (i)  the date that all Registrable Securities covered by such Registration Statement (A) have been sold, thereunder or pursuant to Rule 144, or (B) may be sold without volume or manner of sale restrictions pursuant to Rule 144, as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Transfer Agent and the affected Holders or (ii) six (6) months following the later of (A) the date on which neither the Notes nor the Preferred Stock are outstanding or (B) the date on which the Warrants have expired or been exercised in full (the “Effectiveness Period”).  The Company shall telephonically request effectiveness of a Registration Statement as of 5:00 p.m. Eastern Time on a Trading Day.   The Company shall immediately notify the Holders via facsimile or by e-mail of the effectiveness of a Registration Statement on the same Trading Day that the Company telephonically confirms effectiveness with the Commission, which shall be the date requested for effectiveness of such Registration Statement.  The Company shall, by 9:30 a.m. Eastern Time on the second Trading Day after the effective date of such Registration Statement, file a final Prospectus with the Commission as required by Rule 424.  Failure to so notify the Holder within one (1) Trading Day of such notification of effectiveness or failure to file a final Prospectus as foresaid shall be deemed an Event under Section 2(d).

(b)
 Notwithstanding the registration obligations set forth in Section 2(a), if the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly inform each of the Holders thereof and use its commercially reasonable efforts to file amendments to the Initial Registration Statement as required by the Commission, covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-3 or such other form available to register for resale the Registrable Securities as a secondary offering, subject to the provisions of Section 2(e); with respect to filing on Form S-3 or other appropriate form, and subject to the provisions of Section 2(d) with respect to the payment of liquidated damages; provided, however, that prior to filing such amendment, the Company shall be obligated to use diligent efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, Compliance and Disclosure Interpretation 612.09.

(c)
Notwithstanding any other provision of this Agreement and subject to the payment of liquidated damages pursuant to Section 2(d), if the Commission or any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater portion of Registrable Securities), unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced as follows:

a.	First, the Company shall reduce or eliminate any securities to be included other than Registrable Securities to the extent permitted by the applicable agreement;

b.
Second, the Company shall reduce Registrable Securities represented by Warrant Shares (applied, in the case that some Warrant Shares may be registered, to the Holders on a pro rata basis based on the total number of unregistered Warrant Shares held by such Holders); and

c.
Third, the Company shall reduce Registrable Securities represented by Conversion Shares (applied, in the case that some Conversion Shares may be registered, to the Holders on a pro rata basis based on the total number of unregistered Conversion Shares held by such Holders.

In the event of a cutback hereunder, the Company shall give the Holder at least five (5) Trading Days prior written notice along with the calculations as to such Holder’s allotment.  In the event the Company amends the Initial Registration Statement in accordance with the foregoing, the Company will use commercially reasonable efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended.

(d)
If: (i) the Initial Registration Statement is not filed on or prior to its Filing Date (if the Company files the Initial Registration Statement without affording the Holders the opportunity to review and comment on the same as required by Section 3(a) herein, the Company shall be deemed to have not satisfied this clause (i)), or (ii) the Company fails to file with the Commission a request for acceleration of a Registration Statement in accordance with Rule 461 promulgated by the Commission pursuant to the Securities Act, within five Trading Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be “reviewed” or will not be subject to further review, or (iii) [reserved], or (iv) a Registration Statement registering for resale all of the Registrable Securities is not declared effective by the Commission by the Effectiveness Date of the Initial Registration Statement, (v) after the effective date of a Registration Statement, such Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities included in such Registration Statement, or the Holders are otherwise not permitted to utilize the Prospectus therein to resell such Registrable Securities, for more than twenty (20) consecutive calendar days or more than an aggregate of thirty (30) calendar days (which need not be consecutive calendar days) during any 12-month period) (or for such longer period as provided in Section 3(j)) or (vi) the Company shall fail for any reason to satisfy the current public information requirement under Rule 144 as to the applicable Registrable Securities (any such failure or breach being referred to as an “Event”, and for purposes of clauses (i) and (iv), the date on which such Event occurs, and for purpose of clause (ii) the date on which such five (5) Trading Day period is exceeded, and for purpose of clause (v) the date on which such twenty (20) or thirty (30) calendar day period (or longer period as provided for in Section 3(j)), as applicable, is exceeded being referred to as “Event Date”), then, in addition to any other rights the Holders may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to the product of 1.0% multiplied by the aggregate Subscription Amount paid by such Holder pursuant to the Purchase Agreement.  The parties agree that the maximum aggregate liquidated damages payable to a Holder under this Agreement shall be 8.0% of the aggregate Subscription Amount paid by such Holder pursuant to the Purchase Agreement.  If the Company fails to pay any partial liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro rata basis for any portion of a month prior to the cure of an Event.

(e)
If Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission.

(f)
Notwithstanding anything to the contrary contained herein, in no event shall the Company be permitted to name any Holder or affiliate of a Holder as any Underwriter without the prior written consent of such Holder.

3. Registration Procedures.

               In connection with the Company’s registration obligations hereunder, the Company shall:

(a)
Not less than five (5) Trading Days prior to the filing of each Registration Statement and not less than one (1) Trading Day prior to the filing of any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to each Holder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, and (ii) cause its officers and directors, counsel and independent registered public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to each Holder, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably object in good faith, provided that, the Company is notified of such objection in writing no later than three (3) Trading Days after the Holders have been so furnished copies of a Registration Statement or one (1) Trading Day after the Holders have been so furnished copies of any related Prospectus or amendments or supplements thereto. Each Holder agrees to furnish to the Company a completed questionnaire in the form attached to this Agreement as Annex B (a “Selling Stockholder Questionnaire”) on a date that is not less than two (2) Trading Days prior to the Filing Date or by the end of the fourth (4th) Trading Day following the date on which such Holder receives draft materials in accordance with this Section.

(b)
(i) Prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities, (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424, (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to a Registration Statement or any amendment thereto and provide as promptly as reasonably possible to the Holders true and complete copies of all correspondence from and to the Commission relating to a Registration Statement (provided that, the Company shall excise any information contained therein which would constitute material non-public information regarding the Company or any of its Subsidiaries), and (iv) comply in all material respects with the applicable provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

(c)
If during the Effectiveness Period, the number of Registrable Securities at any time exceeds 100% of the number of shares of Common Stock then registered in a Registration Statement, then the Company shall file, as soon as reasonably practicable, an additional Registration Statement covering the resale by the Holders of not less than the number of such Registrable Securities.

(d)
Notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (iii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than one (1) Trading Day prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one (1) Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed, (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement, and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information, (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose, (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus, provided, however, in no event shall any such notice contain any information which would constitute material, non-public information regarding the Company or any of its Subsidiaries.

(e)
Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order stopping or suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(f)
Furnish to each Holder, without charge, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that any such item which is available on the EDGAR system (or successor thereto) need not be furnished in physical form.

(g)
Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(d).

(h)
Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement, provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(i)
If requested by a Holder, cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement and applicable law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holder may request.

(j)
Upon the occurrence of any event contemplated by Section 3(d), as promptly as reasonably possible under the circumstances taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  If the Company notifies the Holders in accordance with clauses (iii) through (vi) of Section 3(d) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus.  The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.  The Company shall be entitled to exercise its right under this Section 3(j) to suspend the availability of a Registration Statement and Prospectus, without the payment of liquidated damages otherwise required pursuant to Section 2(d), for a period not to exceed 60 calendar days (which need not be consecutive days) in any 12-month period.

(k)
Otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the Commission pursuant to Rule 424 under the Securities Act, promptly inform the Holders in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Holders are required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.

(l)
In the event the Company is eligible to use Form S-3 for the registration of the resale of Registrable Securities, the Company shall use its commercially reasonable efforts to maintain eligibility for use of Form S-3 (or any successor form thereto) for the registration of the resale of Registrable Securities.

(m)
The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if required by the Commission, the natural persons thereof that have voting and dispositive control over the shares. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because any Holder fails to furnish such information within three Trading Days of the Company’s request, any liquidated damages that are accruing at such time as to such Holder only shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended as to such Holder only, until such information is delivered to the Company.

        4. Registration Expenses. All fees and expenses incident to the performance of or compliance with, this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of the Company’s counsel and independent registered public accountants) (A) with respect to filings made with the Commission, (B) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, and (C) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.  In no event shall the Company be responsible for any broker or similar commissions of any Holder or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holders.

        5. Indemnification.

(a)
Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, members, partners, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, stockholders, partners, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (2) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by or on behalf of such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement, such Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or (ii) in the case of an occurrence of an event of the type specified in Section 3(d)(iii)-(vi), the use by such Holder of an outdated, defective or otherwise unavailable Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated, defective or otherwise unavailable for use by such Holder and prior to the receipt by such Holder of the Advice contemplated in Section 6(d).  The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified person and shall survive the transfer of any Registrable Securities by any of the Holders in accordance with Section 6(h).

(b)
Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by or on behalf of such Holder to the Company expressly for inclusion in such Registration Statement or such Prospectus or (ii) to the extent, but only to the extent, that such information relates to such Holder’s information provided in the Selling Stockholder Questionnaire or the proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or in any amendment or supplement thereto.  In no event shall the liability of a selling Holder be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such Holder in connection with any claim relating to this Section 5 and the amount of any damages such Holder has otherwise been required to pay by reason of such untrue statement or omission) received by such Holder upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

(c)
Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof, provided that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless:  (1) the Indemnifying Party has agreed in writing to pay such fees and expenses, (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding, or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and counsel to the Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of no more than one separate counsel shall be at the expense of the Indemnifying Party).  The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party, provided that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) not to be entitled to indemnification hereunder.

(d)
Contribution. If the indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

               The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  In no event shall the contribution obligation of a Holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such Holder in connection with any claim relating to this Section 5 and the amount of any damages such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

        6. Miscellaneous.

(a) Remedies.  In the event of a breach by the Company or by a Holder of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement.  Each of the Company and each Holder agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

(b) No Piggyback on Registrations; Prohibition on Filing Other Registration Statements.  Except as set forth on Schedule 6(b) hereof, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in any Registration Statements other than the Registrable Securities.  Except as set forth on Schedule 6(b) hereof, the Company shall not file any other registration statements (other than registration statements on Form S-4 or S-8) until all Registrable Securities are registered pursuant to a Registration Statement that is declared effective by the Commission, provided that this Section 6(b) shall not prohibit the Company from filing amendments to registration statements filed prior to the date of this Agreement.

(c) [Reserved]

(d) Discontinued Disposition.  By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(d)(iii) through (vi), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed.  The Company will use commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.

(e) Piggy-Back Registrations. If, at any time during the Effectiveness Period, there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the Company’s stock option or other employee benefit plans, then the Company shall deliver to each Holder a written notice of such determination and, if within fifteen days after the date of the delivery of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered; provided, however, that (i) the Company shall not be required to register any Registrable Securities pursuant to this Section 6(e) that are eligible for resale pursuant to Rule 144 (without volume restrictions) or other exemption promulgated by the Commission pursuant to the Securities Act or that are the subject of a then effective Registration Statement that is available for resales or other dispositions by such Holder, (ii) the Company may at any time, in its sole discretion, withdraw or cease proceeding with any such registration and (iii) if the managing underwriter of an underwritten distribution or placement agent of a best efforts offering advises the Company and the Holder in writing that in its good faith judgment the number of Registrable Shares requested to be registered under this Section 6(e) and other securities requested to be registered exceeds the number of shares of Common Stock and other securities which can be sold in such offering without adversely affecting the success of such offering or the price at which such securities are offered, then (A) the number of Registrable Shares and other securities (except for shares to be issued by the Company for its own account) so requested to be included in the offering shall be reduced to that number of shares which in the good faith judgment of the managing underwriter or placement agent can be sold in such offering, and (B) such reduced number of shares, if any, shall be allocated among the Holder and holders of other securities in proportion, as nearly as practicable, to the respective number of Registrable Shares and other securities requested by the Holder and other holders to be included in the registration statement.

(f) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of 50.1% or more of the then outstanding Registrable Securities (for purposes of clarification, this includes any Registrable Securities issuable upon exercise or conversion of any Security), provided that, if any amendment, modification or waiver disproportionately and adversely impacts a Holder (or group of Holders), the consent of such disproportionately impacted Holder (or group of Holders) shall be required.  If a Registration Statement does not register all of the Registrable Securities pursuant to a waiver or amendment done in compliance with the previous sentence, then the number of Registrable Securities to be registered for each Holder shall be reduced pro rata among all Holders and each Holder shall have the right to designate which of its Registrable Securities shall be omitted from such Registration Statement. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of a Holder or some Holders and that does not directly or indirectly affect the rights of other Holders may be given only by such Holder or Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the first  sentence of this Section 6(f). No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

(g) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

(h) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign (except in connection with a Change of Control Transaction) its rights or obligations hereunder without the prior written consent of all of the Holders of the then outstanding Registrable Securities.  Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under Section 5.7 of the Purchase Agreement.

(i) No Inconsistent Agreements. Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.  Except as set forth on Schedule 6(b), neither the Company nor any of its Subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.

(j) Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

(k) Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

(l) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

(m) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(n) Headings. The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.

********************

(Signature Pages Follow)

               IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

BIORESTORATIVE THERAPIES, INC.
By:__________________________________________ Name: Mark Weinreb Title: President

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO BTRX RRA]

Name of Holder: __________________________

Signature of Authorized Signatory of Holder: __________________________

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________

[SIGNATURE PAGES CONTINUE]

Annex A

Plan of Distribution

Each Selling Stockholder (the “Selling Stockholders”) of the securities and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their securities covered hereby on the principal Trading Market or any other stock exchange, market or trading facility on which the securities are traded or in private transactions.  These sales may be at fixed or negotiated prices.  A Selling Stockholder may use any one or more of the following methods when selling securities:
•	ordinary brokerage transactions and transactions in which the broker‑dealer solicits purchasers;
•	block trades in which the broker‑dealer will attempt to sell the securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;
•	purchases by a broker‑dealer as principal and resale by the broker‑dealer for its account;
•	an exchange distribution in accordance with the rules of the applicable exchange;
•	privately negotiated transactions;
•	settlement of short sales;
•	in transactions through broker‑dealers that agree with the Selling Stockholders to sell a specified number of such securities at a stipulated price per security;
•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;
•	a combination of any such methods of sale; or
•	any other method permitted pursuant to applicable law.
The Selling Stockholders may also sell securities under Rule 144 or any other exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), if available, rather than under this prospectus.
Broker‑dealers engaged by the Selling Stockholders may arrange for other brokers‑dealers to participate in sales.  Broker‑dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker‑dealer acts as agent for the purchaser of securities, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with FINRA Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with FINRA IM-2440.
In connection with the sale of the securities or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the securities in the course of hedging the positions they assume.  The Selling Stockholders may also sell securities short and deliver these securities to close out their short positions, or loan or pledge the securities to broker-dealers that in turn may sell these securities.  The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or create one or more derivative securities which require the delivery to such broker-dealer or other financial institution of securities offered by this prospectus, which securities such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).
The Selling Stockholders and any broker-dealers or agents that are involved in selling the securities may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales.  In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the securities purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.  Each Selling Stockholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the securities.
The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the securities.  The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.
We agreed to keep this prospectus effective until the earlier of (i) the date on which (a) the securities may be resold by the Selling Stockholders without registration and without regard to any volume or manner-of-sale limitations by reason of Rule 144, without the requirement for the Company to be in compliance with the current public information under Rule 144 under the Securities Act or any other rule of similar effect or (b) all of the securities have been sold pursuant to this prospectus or Rule 144 under the Securities Act or any other rule of similar effect or (ii) six months following the later of (a) the date on which neither the promissory note nor the preferred stock issued to the Selling Stockholders pursuant to the purchase agreement discussed in this prospectus are outstanding or (b) the date on which the warrants issued to the Selling Stockholders pursuant to such purchase agreement have expired or been exercised in full.  The resale securities will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale securities covered hereby may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.
Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale securities may not simultaneously engage in market making activities with respect to the common stock for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution.  In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of the common stock by the Selling Stockholders or any other person.  We will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act).

SELLING SHAREHOLDERS
The common stock being offered by the selling shareholders are those previously issued to the selling shareholders, and those issuable to the selling shareholders, upon conversion of the preferred stock and exercise of the warrants.  For additional information regarding the issuances of the notes, the preferred stock and warrants, see "Private Placement" above.  We are registering the shares of common stock in order to permit the selling shareholders to offer the shares for resale from time to time.  Except for the ownership of the notes, the preferred stock and the warrants, the selling shareholders have not had any material relationship with us within the past three years.
The table below lists the selling shareholders and other information regarding the beneficial ownership of the shares of common stock by each of the selling shareholders.  The second column lists the number of shares of common stock beneficially owned by each selling shareholder, based on its ownership of the shares of common stock, notes, preferred stock and warrants, as of ________, 2019, assuming conversion of the notes and the preferred stock as well as exercise of the warrants held by the selling shareholders on that date, without regard to any limitations on exercises.
The third column lists the shares of common stock being offered by this prospectus by the selling shareholders.
In accordance with the terms of a registration rights agreement with the selling shareholders, this prospectus generally covers the resale of the sum of (i) the number of shares of common stock issued to the selling shareholders in the __________________ and (ii) the maximum number of shares of common stock issuable upon exercise of the related warrants, determined as if the outstanding warrants were exercised in full as of the trading day immediately preceding the date this registration statement was initially filed with the SEC, each as of the trading day immediately preceding the applicable date of determination and all subject to adjustment as provided in the registration right agreement, without regard to any limitations on the exercise of the warrants.  The fourth column assumes the sale of all of the shares offered by the selling shareholders pursuant to this prospectus.
Under the terms of the warrants, a selling shareholder may not exercise the warrants to the extent such exercise would cause such selling shareholder, together with its affiliates and attribution parties, to beneficially own a number of shares of common stock which would exceed 4.99% of our then outstanding common stock following such exercise, excluding for purposes of such determination shares of common stock issuable upon exercise of the warrants which have not been exercised. The number of shares in the second column does not reflect this limitation.  The selling shareholders may sell all, some or none of their shares in this offering.  See "Plan of Distribution."

Name of Selling Shareholder	Number of shares of Common Stock Owned Prior to Offering	Maximum Number of shares of Common Stock to be Sold Pursuant to this Prospectus	Number of shares of Common Stock Owned After Offering

Annex C
BIORESTORATIVE THERAPIES, INC.
Selling Stockholder Notice and Questionnaire
The undersigned beneficial owner of common stock (the “Registrable Securities”) of BioRestorative Therapies, Inc., a Delaware corporation (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) to which this document is annexed.  A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below.  All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.
Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the related prospectus.  Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the related prospectus.
NOTICE
The undersigned beneficial owner (the “Selling Stockholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:
QUESTIONNAIRE
1.	Name.
(a)	Full Legal Name of Selling Stockholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2.  Address for Notices to Selling Stockholder:

Telephone: __________________
Fax: __________________
Contact Person: __________________

3.  Broker-Dealer Status:
(a)	Are you a broker-dealer?
Yes    No   
(b)	If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?
Yes    No   
Note:	If “no” to Section 3(b), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.
(c)	Are you an affiliate of a broker-dealer?
Yes    No   
(d)
If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes    No   
Note:	If “no” to Section 3(d), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.
4.  Beneficial Ownership of Securities of the Company Owned by the Selling Stockholder.
Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Purchase Agreement.
(a)	Type and Amount of other securities beneficially owned by the Selling Stockholder:

5.  Relationships with the Company:
Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.
State any exceptions here:

The undersigned agrees to promptly notify the Company of any material inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective; provided, that the undersigned shall not be required to notify the Company of any changes to the number of securities held or owned by the undersigned or its affiliates.
By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto.  The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.
IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.
Date:  Beneficial Owner:

By:
Name:
Title:

PLEASE FAX A COPY (OR EMAIL A .PDF COPY) OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO:

SCHEDULE 6(b)
(all registration rights shown below are piggyback registration rights)

•	Westbury (Bermuda) Ltd.**
o	Subscription Agreement dated 11/4/11 – 20,000 common shares
o	Warrant dated 3/27/13 (per 3/27/13 Subscription Agreement) – 20,000 common shares (exercised 12/29/13)
o	Warrant dated 3/30/12 (pe 3/30/12 Subscription Agreement) – 20,000 common shares (exercised 12/29/13)

•	Wayne Milton Moy
o	Subscription Agreement dated 2/1/12 – 250 common shares**
o	Subscription Agreement dated 3/15/12 – 250 common shares**
o	Subscription Agreement dated 9/17/12 – 250 common shares**

•	John Desmarais *
o	Subscription Agreement dated 11/17/15 – 125,000 common shares
o	Subscription Agreement dated 3/18/16 – 250,000 common shares

•	Auctus Fund, LLC*:
o	Convertible Promissory Note dated 6/13/19 (Maturity 12/13/19)
•	Principal Amount and Purchase Price $1,100,000***
o	Convertible Promissory Note dated 7/22/19 (Maturity 1/22/20)
•	Principal Amount and Purchase Price $550,000***

•	Labrys Fund, LP*:
o	Convertible Promissory Note dated 4/8/19 (Maturity 10/8/19)
•	Principal amount $725,000***
o	Convertible Promissory Note dated 6/27/19 (Maturity 12/27/19)
•	Principal amount $260,000***

•	EMA Financial, LLC*
o	Securities Purchase Agreement dated 10/31/18
•	12% Convertible Note dated 10/31/18; Principal Amount $125,000; Purchase Price $117,500 ($9,562 Principal Outstanding)***

•	Crown Bridge Partners, LLC*
o	Convertible Promissory Note dated 12/3/18 (Maturity 9/3/19)
•	Principal Amount $35,000; Purchase Price $31,500***
o	Convertible Promissory Note dated 1/16/19 (Maturity 10/16/19)
•	Principal Amount $45,000; Purchase Price $40,500***
o	Convertible Promissory Note dated 3/7/19 (Maturity 12/7/19)
•	Principal Amount $35,000; Purchase Price $31,500***
o	Convertible Promissory Note dated 4/12/19 (Maturity 1/12/20)
•	Principal Amount $35,000; Purchase Price $31,500***

•	Platinum Point Capital, LLC*
o	Convertible Promissory Note dated 2/26/19 (Maturity 11/26/19)
•	Principal Amount $110,000; Purchase Price $100,000***

•	GW Holdings Group*
o	Securities Purchase Agreement dated 2/5/19
•	12% Convertible Promissory Note dated 2/5/19 (Maturity 2/5/20): Principal Amount $78,750***
o	Securities Purchase Agreement dated 6/14/19
•	12% Convertible Promissory Note dated 6/14/19 (Maturity 6/14/20): Principal Amount $82,687.50***

•	Dale Broadrick*
o	Subscription Agreement dated 2/19/19 – 1,000,000 common shares
•	Warrant: 500,000 shares (exp 2/19/24)
•	Warrant: 500,000 shares (exp 2/19/20)

o	Subscription Agreement dated 5/7/19 – 1,111,111 common shares
•	Warrant: 555,556 shares (exp 5/7/24)
•	Warrant: 555,555 shares (exp 5/7/20)

•	Firstfire Global Opportunities Fund LLC*
o	Convertible Promissory Note dated 6/4/19 (Maturity 12/4/19)
•	Principal Amount $100,000; Purchase Price $100,000***

______________________________
*  Document includes provisions that, if the shares are saleable pursuant to Rule 144, a piggyback registration rights notice is not required and that the managing underwriter of an underwritten offering may cut-back the number of registrable shares (to zero if necessary) (“Underwriter Cut-Back”).
** Document includes Underwriter Cut-Back provision only.
*** Convertible Promissory Note is convertible into a number of shares that presently cannot be determined since conversion right takes effect at a future date based upon market price of shares at such time.  As indicated in Schedule 3.1(n) to the Purchase Agreement, such note is either contemplated to be prepaid out of the funds of the Purchase Agreement or prior to the closing of the Purchase Agreement, except that, with respect to the notes held by EMA Financial, LLC (outstanding principal amount of $9,562) and Crown Bridge Partners, LLC (with respect to the notes dated 12/3/18 in the principal amount of $35,000 and 1/16/19 in the principal amount of $45,000) since the common stock underlying such notes would be saleable under Rule 144, the piggyback registration rights would not apply.

Total Number of Shares and Warrants Subject to Registration Rights as of July 24, 2019:

     Shares:     2,506,861
Warrants:      2,151,111
        Total:    4,657,972 (plus an indeterminate number of shares issuable upon conversion of outstanding convertible promissory notes in the aggregate principal amount of $3,155,999)

Schedule 1
Purchase Price; Securities Purchased
Name of Purchaser	Purchase Price	Aggregate Principal Amount of Notes being Purchased	Number of Warrant Shares issuable upon exercise of Warrant being Purchased	Number of shares of Preferred Stock to be Purchased
Arena Investors LP	$5,400,000	$500,000	6,000,000*	5,500,000

___________________
*Subject to adjustment for the Company’s contemplated reverse stock split, as discussed in the Company’s registration statement on Form S-1 (File No. 333-231079).

APPENDIX B

AMENDED AND RESTATED EXHANGE AGREEMENT
WITH JOHN M. DESMARAIS

AMENDED AND RESTATED
EXCHANGE AGREEMENT

AMENDED AND RESTATED EXCHANGE AGREEMENT, dated as of July 26, 2019 (the “Agreement”), by and between BIORESTORATIVE THERAPIES, INC., a Delaware corporation (the “Company”), and JOHN M. DESMARAIS (the “Holder”).
WHEREAS, the Holder is the holder of a Promissory Note, dated July 13, 2017, as amended, issued by the Company to the Holder in the principal amount of $175,000 (the “Note”).
WHEREAS, the maturity date for the payment of the principal amount of the Note, together with accrued interest thereon, is December 31, 2019 (the “Maturity Date”).
WHEREAS, pursuant to a Security Agreement, dated as of July 13, 2017, by and among the Company, John M. Desmarais, Tuxis Trust and John M. Desmarais, as representative of the Secured Parties (the “Security Agreement”), the Company granted to the Secured Parties (as defined therein) a security interest in certain assets of the Company as security for the payment of the Note.
WHEREAS, the Company has offered to issue shares of Common Stock of the Company (“Common Stock”) and a warrant for the purchase of Common Stock in, or substantially in, the form attached hereto as Exhibit A (the “Warrant”) in exchange for the amounts payable pursuant to the Note (the “Exchange Offer”).
WHEREAS, the Holder desires to exchange the amounts payable pursuant to the Note for Common Stock and the Warrant pursuant to the Exchange Offer, subject to the terms and conditions hereof.
WHEREAS, the Company and the Holder are parties to an Exchange Agreement, dated as of July 26, 2019, with respect to the Exchange Offer.
WHEREAS, the parties desire to amend and restate the Exchange Agreement to provide for the circumstance in which stockholder approval of the Agreement is not obtained.
NOW, THEREFORE, the parties agree as follows:
1. Exchange; Redemption; Outstanding Warrants.
1.1 In the event, on or prior to the Maturity Date, the Company enters into an underwriting agreement for a public offering of its securities pursuant to which, after giving effect to such offering, the Common Stock will be listed on the Nasdaq Stock Market (the “Public Offering”), then the outstanding principal amount of the Note, together with accrued interest thereon, shall be automatically deemed to have been exchanged for Common Stock (the “Exchange Shares” and, together with the Warrant, the “Exchange Securities”) and the Warrant immediately preceding the closing of the Public Offering at an exchange price (the “Exchange Price”) equal to seventy-five percent (75%) of the offering price for the Common Stock or units of Common Stock and warrants, as the case may be, pursuant to the Public Offering (the “Public Offering Price”) (the “Exchange”).  The number of shares of Common Stock issuable pursuant to the Warrant shall be based on the same ratio to the number of Exchange Shares as the number of shares of Common Stock issuable pursuant to the warrants issued to the investors in the Public Offering bears to the number of  shares of Common Stock purchased by such investors pursuant to the Public Offering.  Accordingly, for example, if the investors in the Public Offering receive a warrant to acquire one share of Common Stock for each share of Common Stock purchased pursuant to the Public Offering, then the Warrant issued to the Holder shall provide for the right to purchase a number of shares of Common Stock equal to the Exchange Shares.  The exercise price of the Warrant shall be equal to one hundred twenty-five percent (125%) of the Exchange Price.  The term of the Warrant shall be the same term as for the warrant issued to the investors in the Public Offering.  Notwithstanding the foregoing, in the event that, on or before the execution of an underwriting agreement for the Public Offering, the stockholders of the Company have not approved this Agreement in accordance with applicable law, then the Exchange shall not occur and instead the principal amount of, and accrued interest on, the Note shall be payable to the Holder concurrently with the execution of such underwriting agreement (the “Note Satisfaction”).
1.2 The certificates evidencing the Exchange Shares and the Warrant issuable to the Holder pursuant to the Exchange Offer will be delivered by the Company to the Holder within a reasonable period of time following the Public Offering.
1.3 The Holder agrees that, in connection with the Exchange, it shall enter into a lock-up agreement with the managing underwriter of the Public Offering, upon terms reasonably acceptable to such managing underwriter, which lock-up agreement shall provide for, among other things, a one hundred thirty-five (135) day lock-up period and a termination of such lock-up period in the event the closing price for the Common Stock equals or exceeds one hundred fifty percent (150%) of the Public Offering Price for a period of five (5) consecutive trading days.
1.4 Concurrently with the Exchange, the outstanding warrants held by the Holder for the purchase of Common Stock shall be deemed to have been amended such that the exercise price of such warrants shall be seventy-five cents ($0.75) per share (subject to adjustment for reverse splits and the like) and the expiration date of such warrants shall be extended to December 31, 2023.
1.5 Concurrently with the Exchange or the Note Satisfaction, as the case may be, the Security Agreement and the security interest granted pursuant thereto shall be deemed to have terminated and shall be of no further force or effect.
2. Representations by Holder.
The Holder understands and agrees that the Company is relying and may rely upon the following representations, warranties, acknowledgements, consents, confirmations and covenants made by the Holder in entering into this Agreement:

2.1 The Holder recognizes that the acquisition of the Exchange Securities and, in the event of the exercise of the Warrant, the shares of Common Stock issuable pursuant thereto (the “Warrant Shares”) involves a high degree of risk and is suitable only for persons of adequate financial means who have no need for liquidity with respect to the Exchange Securities in that (a) the Holder may not be able to liquidate the Exchange Securities in the event of emergency; (b) transferability is extremely limited; and (c) the Holder could sustain a complete loss of its investment.
2.2 The Holder represents and warrants that it (a) is competent to understand and does understand the nature of the Exchange Offer; and (b) is able to bear the economic risk of an acquisition of the Exchange Securities.
2.3 The Holder represents and warrants that it is an “accredited investor,” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”).  The Holder meets the requirements of at least one of the suitability standards for an “accredited investor” as set forth on the Accredited Investor Certification contained herein.
2.4 The Holder represents and warrants that it has significant prior investment experience, including investment in restricted securities, and that it has read this Agreement and the Warrant in order to evaluate the merits and risks of the Exchange Offer.
2.5 The Holder represents and warrants that it has reviewed all reports, statements and other documents filed by the Company with the Securities and Exchange Commission (collectively, the “SEC Reports”), including, the risk factors set forth therein.  The Holder also represents and warrants that it has been furnished by the Company with all information regarding the Company which it had requested or desired to know; that all documents which could be reasonably provided have been made available for its inspection and review; that it has been afforded the opportunity to ask questions of and receive answers from duly authorized representatives of the Company concerning the terms and conditions of the Exchange Offer, and any additional information which it had requested; and that it has had the opportunity to consult with its own tax or financial advisor concerning an acquisition of the Exchange Securities.  The Holder confirms that no oral representations have been made or oral information furnished to the Holder or its advisers in connection with the Exchange Offer that are inconsistent in any respect with the SEC Reports, this Agreement or the Warrant.
2.6 The Holder acknowledges that the Exchange Offer has not been reviewed by the Securities and Exchange Commission (the “SEC”) because it is intended to be either (a) a non-public offering pursuant to Section 4(a)(2) of the Act and Rule 506 of Regulation D promulgated thereunder or (b) exempt from the registration requirements of the Act pursuant to Section 3(a)(9) thereof.  The Holder represents that the Exchange Securities are and will be being acquired for its own account, for investment and not for distribution to others.  The Holder agrees that it will not sell, transfer or otherwise dispose of the Exchange Securities, or any portion thereof, unless they are registered under the Act or unless an exemption from such registration is available.
2.7 The Holder consents that the Company may, if it desires, permit the transfer of the Exchange Securities by the Holder out of its name only when its request for transfer is accompanied by an opinion of counsel satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Act or any applicable state “blue sky” laws (collectively, “Securities Laws”).  The Holder agrees to be bound by any requirements of such Securities Laws.
2.8 The Holder acknowledges and agrees that the Company is relying on the Holder’s representations and warranties contained in this Agreement in determining whether to enter into this Agreement.
2.9 The Holder consents to the placement of a legend on the Exchange Securities stating that they have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale thereof.  The Holder is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of the Exchange Securities.
2.10 The Holder represents and warrants that the address set forth on the signature page is the Holder’s true and correct address.
2.11 The Holder represents and warrants that it is unaware of, is in no way relying on, and did not become aware of, the Exchange Offer through, or as a result of, any form of general solicitation or advertising, including, without limitation, articles, notices, advertisements or other communications published in any newspaper, magazine or other similar media or broadcast over television or radio or any seminar or meeting where the attendees have been invited by any such means of general solicitation or advertising.
2.12 The Holder represents and warrants as follows:
(i) if a natural person, the Holder represents and warrants that he has reached the age of 21 and has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof;
(ii) if a corporation, partnership, limited liability company or partnership, association, joint stock company, trust, unincorporated organization or other entity, the Holder represents and warrants that it was not formed for the specific purpose of acquiring the Exchange Securities, it is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of, its charter or other organizational documents, it has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to acquire and hold the Exchange Securities, the execution and delivery of this Agreement has been duly authorized by all necessary action, this Agreement has been duly executed and delivered on behalf of the Holder and this Agreement a legal, valid and binding obligation of the Holder; and
(iii) if executing this Agreement in a representative or fiduciary capacity, the Holder represents and warrants that it has full power and authority to execute and deliver this Agreement in such capacity and on behalf of the individual, ward, partnership, trust, estate, corporation, limited liability company or partnership, or other entity for whom the Holder is executing this Agreement, and such individual, ward, partnership, trust, estate, corporation, limited liability company or partnership, or other entity has full right and power to perform pursuant to this Agreement and acquire the Exchange Securities, and that this Agreement constitutes a legal, valid and binding obligation of such entity.
2.13 The Holder represents and warrants that the execution and delivery of this Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or other document to which the Holder is a party or by which it is bound.
2.14 NEITHER THE EXCHANGE SHARES, NOR THE WARRANT NOR THE WARRANT SHARES OFFERED HEREBY HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS.  THE EXCHANGE SHARES, THE WARRANT AND THE WARRANT SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. NEITHER THE EXCHANGE SHARES, NOR THE WARRANT NOR THE WARRANT SHARES HAVE BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE SEC REPORTS.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.
2.15 The Holder represents and warrants that no commission or other remuneration has been or will be given, directly or indirectly, by the Holder or, to its knowledge, the Company in connection with the Exchange Offer.
2.16 The Holder represents and warrants that the officers, directors, trustees, managers and other controlling parties of the Holder, if any, have not adopted any resolutions relative to the distribution of any of the Exchange Securities to its shareholders, members or beneficiaries and they have no present intention to do so.
2.17 The Holder represents and warrants that any information which the Holder has heretofore furnished or furnishes herewith to the Company is complete and accurate and may be relied upon by the Company.
3. Miscellaneous.
3.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and hand delivered or sent by certified mail (return receipt requested, postage prepaid), or overnight mail or courier, addressed as follows:
To the Company:
40 Marcus Drive, Suite One
Melville, New York 11747
Attn: Chief Executive Officer

With a copy to:
Certilman Balin Adler & Hyman, LLP
90 Merrick Avenue
East Meadow, New York 11554
Attn:  Fred Skolnik, Esq.
To the Holder:  at its address indicated on the signature page of this Agreement or to such other address as to which either party shall notify the other in accordance with the provisions hereof.  Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.
3.2 This Agreement shall not be changed, modified or amended except by a writing signed by the party to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.
3.3 This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective successors, assigns and legal representatives.  This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature between them.
3.4 This Agreement and its validity, construction and performance shall be governed in all respects by the laws of the State of New York, applicable to agreements to be performed wholly within the State of New York.  The Company and the Holder hereby irrevocably consent and submit to the exclusive jurisdiction of any federal or state court located within Nassau County or Suffolk County, New York over any dispute arising out of or relating to this Agreement and each party hereby irrevocably agrees that all claims in respect of such dispute or any legal action related thereto may be heard and determined in such courts.  Each of the Company and the Holder hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute.
3.5 The headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend or interpret the scope of this Agreement or of any particular section.
3.6 All references to the neuter gender herein shall likewise apply to the masculine or feminine gender as and where applicable, and vice-versa.
3.7 This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall constitute one instrument. Signatures transmitted herein via facsimile or other electronic image shall be deemed original signatures. Upon the execution and delivery of this Agreement by the Holder, this Agreement shall become the binding obligation of the Holder with respect to the acquisition of the Exchange Securities as herein provided.
3.8 Only upon written approval and acceptance of this Agreement by the Company shall the Company be obligated hereunder.
3.9 The Holder acknowledges that it has been represented by counsel, or afforded the opportunity to be represented by counsel, in connection with this Agreement.  Accordingly, any rule of law or any legal decision that would require the interpretation of any claimed ambiguities in this Agreement against the party that drafted it has no application and is expressly waived by the Holder.  The provisions of this Agreement shall be interpreted in a reasonable manner to give effect to the intent of the parties hereto.
[Remainder of page intentionally left blank.  Signature page follows.]

BIORESTORATIVE THERAPIES, INC.

EXCHANGE AGREEMENT

Accredited Investor Certification
(Initial the appropriate box(es))

The Holder represents and warrants that it, he or she is an “accredited investor” based upon the satisfaction of one or more of the following criteria:

_____	(1) he or she is a natural person who has a net worth or joint net worth with his or her spouse in excess of $1,000,000 at the date hereof[1]; or

_____
(2) he or she is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or a joint income with his or her spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

_____	(3) he or she is a director or executive officer of the Company; or

_____
(4) it is either (a) a bank as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity, (b) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, (c) an insurance company as defined in Section 2(13) of the Securities Act, (d) an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of such act, (e) a small business investment company licensed by the United States Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (f) a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000 or (g) an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the determination to accept the Exchange Offer is made by a plan fiduciary, as defined in Section 3(21) of such act, which plan fiduciary is a bank, savings and loan association, an insurance company or a registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with the determination to accept the Exchange Offer made solely by persons who otherwise meet these suitability standards; or

_____________________________________
1 For purposes of calculating net worth:
(i) The Holder’s primary residence shall not be included as an asset;
(ii) Indebtedness that is secured by the Holder’s primary residence, up to the estimated fair market value of the primary residence at the date hereof, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the date hereof exceeds the amount outstanding 60 days before the date hereof, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and
(iii)  Indebtedness that is secured by the Holder’s primary residence in excess of the estimated fair market value of the primary residence at the date hereof shall be included as a liability.

_____	(5) it is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940; or

_____
(6) it is an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, a corporation, a Massachusetts or similar business trust or a partnership not formed for the specific purpose of acquiring the Exchange Securities offered hereby, with total assets in excess of $5,000,000; or

_____
(7) it is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Exchange Securities, whose determination to accept the Exchange Offer is directed by a sophisticated person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the acquisition of the Exchange Securities; or

_____
(8) it is a corporation, partnership or other entity, and each and every equity owner of such entity initials a separate Accredited Investor Certification pursuant to which it, he or she certifies that it, he or she meets the qualifications set forth in either (1), (2), (3), (4), (5), (6) or (7) above.

If the Holder is an INDIVIDUAL, or if the
Exchange Securities are being acquired as
JOINT TENANTS, as TENANTS IN
COMMON, or as COMMUNITY PROPERTY:

John M. Desmarais
Name(s) of Holder

____________________________
Signature of Holder

____________________________
Signature, if jointly held

July 26, 2019
Date

If the Holder is a PARTNERSHIP,
CORPORATION, LIMITED LIABILITY
COMPANY or TRUST:

____________________________
Name of Holder

By:____________________________
      Signature of Authorized Representative

____________________________
Name and Title of Authorized Representative

____________________________
Date

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Exchange Agreement as of the day first above written.
BIORESTORATIVE THERAPIES, INC. By_/s/ Mark Weinreb___________ Mark Weinreb President and Chief Executive Officer

If the Holder is an INDIVIDUAL, or if the Exchange Securities are being acquired as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

John M. Desmarais Print Name(s) _/s/ John M. Desmarais______________ Signature(s)	______________________________ Social Security Number 230 Park Avenue New York, New York 10169 Address(es) July 26, 2019 Date

If the Holder is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

____________________________ Name of Partnership, Corporation Limited Liability Company or Trust By:____________________________ Name:______________________ Title:_______________________
____________________________
Type of Entity

____________________________
Federal Taxpayer Identification Number

____________________________
Address

____________________________
State of Organization

____________________________
Date

Exhibit A

VOID AFTER 5:00 P.M., EASTERN TIME, ON ___________, 202__

NEITHER THIS WARRANT NOR THE WARRANT STOCK (AS HEREINAFTER DEFINED) HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE.  THIS WARRANT AND THE WARRANT STOCK MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE ACT AND SUCH LAWS.  THIS LEGEND SHALL BE ENDORSED UPON ANY WARRANT ISSUED IN EXCHANGE FOR THIS WARRANT.

BIORESTORATIVE THERAPIES, INC.
(Incorporated under the laws of the State of Delaware)
Warrant
___________ Shares
______________, 2019
FOR VALUE RECEIVED, BIORESTORATIVE THERAPIES, INC., a Delaware corporation (the “Company”), hereby certifies that JOHN M. DESMARAIS (the “Holder”) is entitled, subject to the provisions of this Warrant, to purchase from the Company up to ______________________________________________ (_______) SHARES OF COMMON STOCK, $.001 par value per share, of the Company (“Common Shares”) at a price of __________________________ ($______) per share (the “Exercise Price”) during the period commencing on the date hereof and terminating at 5:00 P.M. on the _____________ anniversary of the date hereof.
The number of Common Shares to be received upon the exercise of this Warrant may be adjusted from time to time as hereinafter set forth.  The Common Shares deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as “Warrant Stock.”
The Holder agrees with the Company that this Warrant is issued, and all the rights hereunder shall be held subject to, all of the conditions, limitations and provisions set forth herein.
1. Exercise of Warrant.  This Warrant may be exercised by its presentation and surrender to the Company at 40 Marcus Drive, Suite One, Melville, New York 11747 (or such office or agency of the Company as it may designate in writing to the Holder hereof) with the Warrant Exercise Form attached hereto duly executed and accompanied by payment (either in cash or by official bank check, payable to the order of the Company) of the Exercise Price for the number of shares specified in such Form.  The Company agrees that the Holder hereof shall be deemed the record owner of such Common Shares as of the close of business on the date on which this Warrant shall have been presented and payment made for such Common Shares as aforesaid whether or not the Company or its transfer agent is open for business.  Certificates for the Common Shares so purchased shall be delivered to the Holder hereof within a reasonable time after the rights represented by this Warrant shall have been so exercised.  If this Warrant is exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder hereof to purchase the balance of the shares purchasable hereunder.
2. Registered Owner.  The Company may consider and treat the person in whose name this Warrant shall be registered as the absolute owner thereof for all purposes whatsoever and the Company shall not be affected by any notice to the contrary.  Subject to the provisions hereof, the registered owner of this Warrant shall have the right to transfer it by assignment and the transferee thereof, upon his registration as owner of this Warrant, shall become vested with all the powers and rights of the transferor.  Registration of any new owner shall take place upon presentation of this Warrant to the Company at its offices together with the Warrant Assignment Form attached hereto duly executed.  In case of transfers by operation of law, the transferee shall notify the Company of such transfer and of his address, and shall submit appropriate evidence regarding the transfer so that this Warrant may be registered in the name of the transferee.  This Warrant is transferable only on the books of the Company by the Holder on the surrender hereof, duly endorsed. Communications sent to any registered owner shall be effective as against all holders or transferees of this Warrant not registered at the time of sending the communication.
3. Reservation of Shares.  During the period within which the rights represented by this Warrant may be exercised, the Company shall, at all times, reserve and keep available out of its authorized capital stock, solely for the purposes of issuance upon exercise of this Warrant, such number of its Common Shares as shall be issuable upon the exercise of this Warrant; and if at any time the number of authorized Common Shares shall not be sufficient to effect the exercise of this Warrant, the Company will take such corporate action as may be necessary to increase its authorized but unissued Common Shares to such number of shares as shall be sufficient for such purpose; the Company shall have analogous obligations with respect to any other securities or property issuable upon exercise of this Warrant.
4. Fractional Shares.  The Company shall not be required to issue certificates representing fractions of Common Shares, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the Company and the Holder that all fractional interests shall be eliminated.
5. Rights of the Holder.  The Holder shall not, by virtue hereof, be entitled to any voting or other rights of a stockholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.
6. Anti‑Dilution Provisions.
6.1 Adjustments for Stock Dividends; Combinations, Etc.  (a) In case the Company shall do any of the following (an “Event”):
(i) declare a dividend or other distribution on its Common Shares payable in Common Shares of the Company,
(ii) subdivide the outstanding Common Shares pursuant to a stock split or otherwise,
(iii) combine the outstanding Common Shares into a smaller number of shares pursuant to a reverse split or otherwise, or
(iv) reclassify its Common Shares,
then the Exercise Price in effect at the time of the record date for such dividend or other distribution or of the effective date of such subdivision, combination or reclassification shall be changed to a price determined by dividing (a) the product of the number of Common Shares outstanding immediately prior to such Event, multiplied by the Exercise Price in effect immediately prior to such Event by (b) the number of Common Shares outstanding immediately after such Event.  Each such adjustment of the Exercise Price shall be calculated to the nearest one-hundredth of a cent.  Such adjustment shall be made successively whenever any Event listed above shall occur.
(b) Whenever the Exercise Price is adjusted as set forth in Section 6.1 (whether or not the Company then or thereafter elects to issue additional Warrants in substitution for an adjustment in the number of shares of Warrant Stock), the number of shares of Warrant Stock specified in each Warrant which the Holder may purchase shall be adjusted, to the nearest full share, by multiplying such number of shares of Warrant Stock immediately prior to such adjustment by a fraction, of which the numerator shall be the Exercise Price immediately prior to such adjustment and the denominator shall be the Exercise Price immediately thereafter.
6.2 Adjustment for Reorganization, Consolidation or Merger.  In case of any reorganization of the Company (or any other entity, the securities of which are at the time receivable on the exercise of this Warrant) after the date hereof or in case after such date the Company (or any such other -entity) shall consolidate with or merge with or into another entity, then, and in each such case, the Holder of this Warrant upon the exercise thereof as provided in Section l at any time after the consummation of such reorganization, consolidation or merger, shall be entitled to receive, in lieu of the securities and property receivable upon the exercise of this Warrant prior to such consummation, the securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in Section 6.l; in each such case, the terms of this Warrant shall be applicable to the securities or property receivable upon the exercise of this Warrant after such consummation.
7. Investment Intent.  Unless, prior to the exercise of this Warrant, the issuance of the Warrant Stock has been registered with the Securities and Exchange Commission pursuant to the Act, the Warrant Exercise Form shall be accompanied by the Investment Representation Letter attached hereto, duly executed by the Holder.
8. Restrictions on Transfer.
8.1 Transfer to Comply with the Securities Act of 1933.  Neither this Warrant nor any Warrant Stock may be sold, assigned, transferred or otherwise disposed of except as follows:  (1) to a person who, in the opinion of counsel satisfactory to the Company, is a person to whom this Warrant or the Warrant Stock may legally be transferred without registration and without the delivery of a current prospectus under the Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section 8 with respect to any resale, assignment, transfer or other disposition of such securities; or (2) to any person upon delivery of a prospectus then meeting the requirements of the Act relating to such securities and the offering thereof for such sale, assignment, transfer or disposition.
8.2 Legend.  Subject to the terms hereof, upon exercise of this Warrant and the issuance of the Warrant Stock, all certificates representing such Warrant Stock shall bear on the face or reverse thereof substantially the following legend:
“The securities which are represented by this certificate have not been registered under the Securities Act of 1933, and may not be sold, transferred, hypothecated or otherwise disposed of until a registration statement with respect thereto is declared effective under such act, or the Company receives an opinion of counsel for the Company that an exemption from the registration requirements of such act is available.”
9. Lost, Stolen or Destroyed Warrant.  In the event that the Holder notifies the Company that this Warrant has been lost, stolen or destroyed and provides (a) a letter, in form satisfactory to the Company, to the effect that it will indemnify the Company from any loss incurred by it in connection therewith, and/or (b) an indemnity bond in such amount as is reasonably required by the Company, the Company having the option of electing either (a) or (b) or both, the Company may, in its sole discretion, accept such letter and/or indemnity bond in lieu of the surrender of this Warrant as required by Section 1 hereof.
10. Notices.  All notices required hereunder shall be given by first-class mail, postage prepaid, or overnight mail or courier and, if given by the Holder addressed to the Company at 40 Marcus Drive, Suite One, Melville, New York 11747, Attention: Chief Executive Officer, or such other address as the Company may designate in writing to the Holder; and if given by the Company, addressed to the Holder at the address of the Holder shown on the books of the Company.
11. Applicable Law; Jurisdiction.  This Warrant is issued under, and shall for all purposes be governed by and construed in accordance with, the laws of the State of Delaware, excluding choice of law principles thereof. The Company and, by its acceptance of this Warrant, the Holder hereby irrevocably consent and submit to the exclusive jurisdiction of any federal or state court located within Nassau County or Suffolk County, New York over any dispute arising out of or relating to this Warrant and each party hereby irrevocably agrees that all claims in respect of such dispute or any legal action related thereto may be heard and determined in such courts.  Each of the Company and the Holder hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection that it or he may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute.
[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.

BIORESTORATIVE THERAPIES, INC. By____________________________ Mark Weinreb Chief Executive Officer

BIORESTORATIVE THERAPIES, INC.
WARRANT EXERCISE FORM

        The undersigned hereby irrevocably elects to exercise the within Warrant dated as of ________________, 2019 to the extent of purchasing ______________ shares of Common Stock of BIORESTORATIVE THERAPIES, INC.  The undersigned hereby makes a payment of $__________ in payment therefor.
TO BE COMPLETED BY INDIVIDUAL
HOLDER, JOINT TENANTS, TENANTS
IN COMMON OR AS HOLDERS OF
COMMUNITY PROPERTY

______________________________
Name(s) of Holder(s) [Please Print]

______________________________
Signature of Holder

______________________________
Signature of Holder, if jointly held

______________________________
Address(es) of Holder(s)

______________________________
Social Security Number(s) of Holder(s)

______________________________
Date

TO BE COMPLETED BY CORPORATE,
PARTNERSHIP, LIMITED LIABILITY
COMPANY OR TRUST HOLDER

______________________________
Name of Holder [Please Print]

By:______________________________
      Authorized Signatory

______________________________
Name and Title of Authorized Signatory
[Please Print]

______________________________
Address of Holder

______________________________
Tax Identification Number of Holder

______________________________
Date

BIORESTORATIVE THERAPIES, INC.
WARRANT ASSIGNMENT FORM

FOR VALUE RECEIVED, _________________________ hereby sells, assigns and transfers unto _____________________________ (please type or print name of assignee) with an address at ______________________________________________________________ the right to purchase shares of Common Stock of BIORESTORATIVE THERAPIES, INC. (the “Company”) represented by this Warrant dated as of ______________, 2019 to the extent of ___________ shares and does hereby irrevocably constitute and appoint ___________________ attorney to transfer the same on the books of the Company with full power of substitution in the premises.
TO BE COMPLETED BY INDIVIDUAL
HOLDER, JOINT TENANTS, TENANTS
IN COMMON OR AS HOLDERS OF
COMMUNITY PROPERTY

______________________________
Name(s) of Holder(s) [Please Print]

______________________________
Signature of Holder

______________________________
Signature of Holder, if jointly held

______________________________
Date

TO BE COMPLETED BY CORPORATE,
PARTNERSHIP, LIMITED LIABILITY
COMPANY OR TRUST HOLDER

______________________________
Name of Holder [Please Print]

By:______________________________
      Authorized Signatory

______________________________
Name and Title of Authorized Signatory
[Please Print]

______________________________
Date

Signature(s) Guaranteed:

BIORESTORATIVE THERAPIES, INC.
FORM OF INVESTMENT REPRESENTATION LETTER

BioRestorative Therapies, Inc.
40 Marcus Drive
Suite One
Melville, New York 11747

Gentlemen:

In connection with the acquisition of _______________ shares of Common Stock (the “Shares”) of BIORESTORATIVE THERAPIES, INC., a Delaware corporation (the “Company”), by the undersigned from the Company pursuant to the exercise of a Warrant, dated as of ___________, 2019, the undersigned does hereby represent and warrant to the Company as follows:
(a)
The undersigned represents and warrants that the Shares acquired by it are being acquired for its own account, for investment purposes and not with a view to any distribution within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).  The undersigned will not sell, assign, mortgage, pledge, hypothecate, transfer or otherwise dispose of any of the Shares unless (i) a registration statement under the Securities Act with respect thereto is in effect and the prospectus included therein meets the requirements of Section 10 of the Securities Act, or (ii) the Company has received a written opinion of its counsel that, after an investigation of the relevant facts, such counsel is of the opinion that such proposed sale, assignment, mortgage, pledge, hypothecation, transfer or disposition does not require registration under the Securities Act or any state securities law.

(b)
The undersigned understands that the resale of the Shares is not, and is not being, registered under the Securities Act and the Shares must be held indefinitely unless they are subsequently registered thereunder or an exemption from such registration is available.

(c)
The undersigned recognizes that the acquisition of the Shares involves a high degree of risk and is suitable only for persons of adequate financial means who have no need for liquidity with respect to the Shares in that (a) it may not be able to liquidate the Shares in the event of emergency; (b) transferability is extremely limited; and (c) it could sustain a complete loss of its investment.

(d)
The undersigned represents and warrants that it (a) is competent to understand and does understand the nature of its investment; and (b) is able to bear the economic risk of an acquisition of the Shares.

(e)
The undersigned represents and warrants that it is an “accredited investor,” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act.  The undersigned meets the requirements of at least one of the suitability standards for an “accredited investor” as set forth on the Accredited Investor Certification attached hereto.

(f)
The undersigned has reviewed the Company’s filings with the Securities and Exchange Commission, including the risk factors set forth therein, and has been afforded the opportunity to obtain such information regarding the Company as it has reasonably requested to evaluate the merits and risks of the undersigned’s investment in the Shares. No oral or written representations have been made or oral information furnished to the undersigned or its advisers in connection with the investment in the Shares.

(g)
The undersigned confirms that the representations and warranties set forth in the Amended and Restated Exchange Agreement pursuant to which the Warrant was issued are true and correct as of the date hereof as if made on and as of the date hereof with respect to the purchase of the Shares.

(h)
The undersigned acknowledges that counsel to the Company will be relying, and may rely, upon the foregoing in connection with any opinion of counsel it may give with regard to the issuance of the Shares by the Company to the undersigned, and any subsequent transfer of the Shares by the undersigned, and agrees to advise the Company and its counsel in writing in the event of any change in any of the foregoing.

Very truly yours,

TO BE COMPLETED BY INDIVIDUAL
HOLDER, JOINT TENANTS, TENANTS
IN COMMON OR AS HOLDERS OF
COMMUNITY PROPERTY

______________________________
Name(s) of Holder(s) [Please Print]

______________________________
Signature of Holder

______________________________
Signature of Holder, if jointly held

______________________________
Date

TO BE COMPLETED BY CORPORATE,
PARTNERSHIP, LIMITED LIABILITY
COMPANY OR TRUST HOLDER

______________________________
Name of Holder [Please Print]

By:______________________________
      Authorized Signatory

______________________________
Name and Title of Authorized Signatory
[Please Print]

______________________________
Date

BIORESTORATIVE THERAPIES, INC.

WARRANT EXERCISE

Accredited Investor Certification
(Initial the appropriate box(es))

The undersigned represents and warrants that it, he or she is an “accredited investor” based upon the satisfaction of one or more of the following criteria:

_____	(1) he or she is a natural person who has a net worth or joint net worth with his or her spouse in excess of $1,000,000 at the time of his or her purchase[1]; or

_____
(2) he or she is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or a joint income with his or her spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

_____	(3) he or she is a director or executive officer of the Company; or

_____
(4) it is either (a) a bank as defined in Section 3(a)(2) of the Securities Act or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity, (b) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, (c) an insurance company as defined in Section 2(13) of the Securities Act, (d) an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of such act, (e) a small business investment company licensed by the United States Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (f) a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000 or (g) an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which plan fiduciary is a bank, savings and loan association, an insurance company or a registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who otherwise meet these suitability standards; or

___________________________________
1For purposes of calculating net worth:
(i) The undersigned’s primary residence shall not be included as an asset;
(ii) Indebtedness that is secured by the undersigned’s primary residence, up to the estimated fair market value of the primary residence at the date hereof, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the date hereof exceeds the amount outstanding 60 days before the date hereof, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and
(iii) Indebtedness that is secured by the undersigned’s primary residence in excess of the estimated fair market value of the primary residence at the date hereof shall be included as a liability.

_____	(5) it is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940; or

_____
(6) it is an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, a corporation, a Massachusetts or similar business trust or a partnership not formed for the specific purpose of acquiring the Shares offered hereby, with total assets in excess of $5,000,000; or

_____
(7) it is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment; or

_____
(8) it is a corporation, partnership or other entity, and each and every equity owner of such entity initials a separate Accredited Investor Certification pursuant to which it, he or she certifies that it, he or she meets the qualifications set forth in either (1), (2), (3), (4), (5), (6) or (7) above.

If the Warrant Holder is an INDIVIDUAL,
or if the Shares are being acquired as JOINT
TENANTS, as TENANTS IN COMMON, or
as COMMUNITY PROPERTY:

______________________________
Name(s) of Warrant Holder

______________________________
Signature of Warrant Holder

______________________________
Signature, if jointly held

______________________________
Date

If the Warrant Holder is a PARTNERSHIP,
CORPORATION, LIMITED LIABILITY
COMPANY or TRUST:

______________________________
Name of Warrant Holder

By:______________________________
      Signature of Authorized Representative

______________________________
Name and Title of Authorized Representative

______________________________

Date

APPENDIX C

AMENDED AND RESTATED EXCHANGE AGREEMENT WITH TUXIS TRUST

AMENDED AND RESTATED
EXCHANGE AGREEMENT

AMENDED AND RESTATED EXCHANGE AGREEMENT, dated as of July 26, 2019 (the “Agreement”), by and between BIORESTORATIVE THERAPIES, INC., a Delaware corporation (the “Company”), and TUXIS TRUST (the “Holder”).
WHEREAS, the Holder is the holder of a Promissory Note, dated June 30, 2016, as amended, issued by the Company to the Holder in the principal amount of $500,000 (the “Note”).
WHEREAS, the maturity date for the payment of the principal amount of the Note, together with accrued interest thereon, is December 31, 2019 (the “Maturity Date”).
WHEREAS, pursuant to a Security Agreement, dated as of July 13, 2017, by and among the Company, John M. Desmarais, Tuxis Trust and John M. Desmarais, as representative of the Secured Parties (the “Security Agreement”), the Company granted to the Secured Parties (as defined therein) a security interest in certain assets of the Company as security for the payment of the Note.
WHEREAS, the Company has offered to issue shares of Common Stock of the Company (“Common Stock”) and a warrant for the purchase of Common Stock in, or substantially in, the form attached hereto as Exhibit A (the “Warrant”) in exchange for the amounts payable pursuant to the Note (the “Exchange Offer”).
WHEREAS, the Holder desires to exchange the amounts payable pursuant to the Note for Common Stock and the Warrant pursuant to the Exchange Offer, subject to the terms and conditions hereof.
WHEREAS, the Company and the Holder are parties to an Exchange Agreement, dated as of July 26, 2019, with respect to the Exchange Offer.
WHEREAS, the parties desire to amend and restate the Exchange Agreement to provide for the circumstance in which stockholder approval of the Agreement is not obtained.
NOW, THEREFORE, the parties agree as follows:
1. Exchange; Redemption; Outstanding Warrants.
1.1 In the event, on or prior to the Maturity Date, the Company enters into an underwriting agreement for a public offering of its securities pursuant to which, after giving effect to such offering, the Common Stock will be listed on the Nasdaq Stock Market (the “Public Offering”), then the outstanding principal amount of the Note, together with accrued interest thereon, shall be automatically deemed to have been exchanged for Common Stock (the “Exchange Shares” and, together with the Warrant, the “Exchange Securities”) and the Warrant immediately preceding the closing of the Public Offering at an exchange price (the “Exchange Price”) equal to seventy-five percent (75%) of the offering price for the Common Stock or units of Common Stock and warrants, as the case may be, pursuant to the Public Offering (the “Public Offering Price”) (the “Exchange”).  The number of shares of Common Stock issuable pursuant to the Warrant shall be based on the same ratio to the number of Exchange Shares as the number of shares of Common Stock issuable pursuant to the warrants issued to the investors in the Public Offering bears to the number of  shares of Common Stock purchased by such investors pursuant to the Public Offering.  Accordingly, for example, if the investors in the Public Offering receive a warrant to acquire one share of Common Stock for each share of Common Stock purchased pursuant to the Public Offering, then the Warrant issued to the Holder shall provide for the right to purchase a number of shares of Common Stock equal to the Exchange Shares.  The exercise price of the Warrant shall be equal to one hundred twenty-five percent (125%) of the Exchange Price.  The term of the Warrant shall be the same term as for the warrant issued to the investors in the Public Offering.   Notwithstanding the foregoing, in the event that, on or before the execution of an underwriting agreement for the Public Offering, the stockholders of the Company have not approved this Agreement in accordance with applicable law, then the Exchange shall not occur and instead the principal amount of, and accrued interest on, the Note shall be payable to the Holder concurrently with the execution of such underwriting agreement (the “Note Satisfaction”).
1.2 The certificates evidencing the Exchange Shares and the Warrant issuable to the Holder pursuant to the Exchange Offer will be delivered by the Company to the Holder within a reasonable period of time following the Public Offering.
1.3 The Holder agrees that, in connection with the Exchange, it shall enter into a lock-up agreement with the managing underwriter of the Public Offering, upon terms reasonably acceptable to such managing underwriter, which lock-up agreement shall provide for, among other things, a one hundred thirty-five (135) day lock-up period and a termination of such lock-up period in the event the closing price for the Common Stock equals or exceeds one hundred fifty percent (150%) of the Public Offering Price for a period of five (5) consecutive trading days.
1.4 Concurrently with the Exchange, the outstanding warrant held by the Holder for the purchase of Common Stock shall be deemed to have been amended such that the exercise price of such warrant shall be seventy-five cents ($0.75) per share (subject to adjustment for reverse splits and the like) and the expiration date of such warrant shall be extended to December 31, 2023.
1.5 Concurrently with the Exchange or the Note Satisfaction, as the case may be, the Security Agreement and the security interest granted pursuant thereto shall be deemed to have terminated and shall be of no further force or effect.
2. Representations by Holder.
The Holder understands and agrees that the Company is relying and may rely upon the following representations, warranties, acknowledgements, consents, confirmations and covenants made by the Holder in entering into this Agreement:

2.1 The Holder recognizes that the acquisition of the Exchange Securities and, in the event of the exercise of the Warrant, the shares of Common Stock issuable pursuant thereto (the “Warrant Shares”) involves a high degree of risk and is suitable only for persons of adequate financial means who have no need for liquidity with respect to the Exchange Securities in that (a) the Holder may not be able to liquidate the Exchange Securities in the event of emergency; (b) transferability is extremely limited; and (c) the Holder could sustain a complete loss of its investment.
2.2 The Holder represents and warrants that it (a) is competent to understand and does understand the nature of the Exchange Offer; and (b) is able to bear the economic risk of an acquisition of the Exchange Securities.
2.3 The Holder represents and warrants that it is an “accredited investor,” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”).  The Holder meets the requirements of at least one of the suitability standards for an “accredited investor” as set forth on the Accredited Investor Certification contained herein.
2.4 The Holder represents and warrants that it has significant prior investment experience, including investment in restricted securities, and that it has read this Agreement and the Warrant in order to evaluate the merits and risks of the Exchange Offer.
2.5 The Holder represents and warrants that it has reviewed all reports, statements and other documents filed by the Company with the Securities and Exchange Commission (collectively, the “SEC Reports”), including, the risk factors set forth therein.  The Holder also represents and warrants that it has been furnished by the Company with all information regarding the Company which it had requested or desired to know; that all documents which could be reasonably provided have been made available for its inspection and review; that it has been afforded the opportunity to ask questions of and receive answers from duly authorized representatives of the Company concerning the terms and conditions of the Exchange Offer, and any additional information which it had requested; and that it has had the opportunity to consult with its own tax or financial advisor concerning an acquisition of the Exchange Securities.  The Holder confirms that no oral representations have been made or oral information furnished to the Holder or its advisers in connection with the Exchange Offer that are inconsistent in any respect with the SEC Reports, this Agreement or the Warrant.
2.6 The Holder acknowledges that the Exchange Offer has not been reviewed by the Securities and Exchange Commission (the “SEC”) because it is intended to be either (a) a non-public offering pursuant to Section 4(a)(2) of the Act and Rule 506 of Regulation D promulgated thereunder or (b) exempt from the registration requirements of the Act pursuant to Section 3(a)(9) thereof.  The Holder represents that the Exchange Securities are and will be being acquired for its own account, for investment and not for distribution to others.  The Holder agrees that it will not sell, transfer or otherwise dispose of the Exchange Securities, or any portion thereof, unless they are registered under the Act or unless an exemption from such registration is available.
2.7 The Holder consents that the Company may, if it desires, permit the transfer of the Exchange Securities by the Holder out of its name only when its request for transfer is accompanied by an opinion of counsel satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Act or any applicable state “blue sky” laws (collectively, “Securities Laws”).  The Holder agrees to be bound by any requirements of such Securities Laws.
2.8 The Holder acknowledges and agrees that the Company is relying on the Holder’s representations and warranties contained in this Agreement in determining whether to enter into this Agreement.
2.9 The Holder consents to the placement of a legend on the Exchange Securities stating that they have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale thereof.  The Holder is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of the Exchange Securities.
2.10 The Holder represents and warrants that the address set forth on the signature page is the Holder’s true and correct address.
2.11 The Holder represents and warrants that it is unaware of, is in no way relying on, and did not become aware of, the Exchange Offer through, or as a result of, any form of general solicitation or advertising, including, without limitation, articles, notices, advertisements or other communications published in any newspaper, magazine or other similar media or broadcast over television or radio or any seminar or meeting where the attendees have been invited by any such means of general solicitation or advertising.
2.12 The Holder represents and warrants as follows:
(i) if a natural person, the Holder represents and warrants that he has reached the age of 21 and has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof;
(ii) if a corporation, partnership, limited liability company or partnership, association, joint stock company, trust, unincorporated organization or other entity, the Holder represents and warrants that it was not formed for the specific purpose of acquiring the Exchange Securities, it is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of, its charter or other organizational documents, it has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to acquire and hold the Exchange Securities, the execution and delivery of this Agreement has been duly authorized by all necessary action, this Agreement has been duly executed and delivered on behalf of the Holder and this Agreement a legal, valid and binding obligation of the Holder; and
(iii) if executing this Agreement in a representative or fiduciary capacity, the Holder represents and warrants that it has full power and authority to execute and deliver this Agreement in such capacity and on behalf of the individual, ward, partnership, trust, estate, corporation, limited liability company or partnership, or other entity for whom the Holder is executing this Agreement, and such individual, ward, partnership, trust, estate, corporation, limited liability company or partnership, or other entity has full right and power to perform pursuant to this Agreement and acquire the Exchange Securities, and that this Agreement constitutes a legal, valid and binding obligation of such entity.
2.13 The Holder represents and warrants that the execution and delivery of this Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or other document to which the Holder is a party or by which it is bound.
2.14 NEITHER THE EXCHANGE SHARES, NOR THE WARRANT NOR THE WARRANT SHARES OFFERED HEREBY HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS.  THE EXCHANGE SHARES, THE WARRANT AND THE WARRANT SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. NEITHER THE EXCHANGE SHARES, NOR THE WARRANT NOR THE WARRANT SHARES HAVE BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE SEC REPORTS.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.
2.15 The Holder represents and warrants that no commission or other remuneration has been or will be given, directly or indirectly, by the Holder or, to its knowledge, the Company in connection with the Exchange Offer.
2.16 The Holder represents and warrants that the officers, directors, trustees, managers and other controlling parties of the Holder, if any, have not adopted any resolutions relative to the distribution of any of the Exchange Securities to its shareholders, members or beneficiaries and they have no present intention to do so.
2.17 The Holder represents and warrants that any information which the Holder has heretofore furnished or furnishes herewith to the Company is complete and accurate and may be relied upon by the Company.
3. Miscellaneous.
3.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and hand delivered or sent by certified mail (return receipt requested, postage prepaid), or overnight mail or courier, addressed as follows:
To the Company:
40 Marcus Drive, Suite One
Melville, New York 11747
Attn: Chief Executive Officer

With a copy to:
Certilman Balin Adler & Hyman, LLP
90 Merrick Avenue
East Meadow, New York 11554
Attn:  Fred Skolnik, Esq.
To the Holder:  at its address indicated on the signature page of this Agreement or to such other address as to which either party shall notify the other in accordance with the provisions hereof.  Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.
3.2 This Agreement shall not be changed, modified or amended except by a writing signed by the party to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.
3.3 This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective successors, assigns and legal representatives.  This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature between them.
3.4 This Agreement and its validity, construction and performance shall be governed in all respects by the laws of the State of New York, applicable to agreements to be performed wholly within the State of New York.  The Company and the Holder hereby irrevocably consent and submit to the exclusive jurisdiction of any federal or state court located within Nassau County or Suffolk County, New York over any dispute arising out of or relating to this Agreement and each party hereby irrevocably agrees that all claims in respect of such dispute or any legal action related thereto may be heard and determined in such courts.  Each of the Company and the Holder hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute.
3.5 The headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend or interpret the scope of this Agreement or of any particular section.
3.6 All references to the neuter gender herein shall likewise apply to the masculine or feminine gender as and where applicable, and vice-versa.
3.7 This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall constitute one instrument. Signatures transmitted herein via facsimile or other electronic image shall be deemed original signatures. Upon the execution and delivery of this Agreement by the Holder, this Agreement shall become the binding obligation of the Holder with respect to the acquisition of the Exchange Securities as herein provided.
3.8 Only upon written approval and acceptance of this Agreement by the Company shall the Company be obligated hereunder.
3.9 The Holder acknowledges that it has been represented by counsel, or afforded the opportunity to be represented by counsel, in connection with this Agreement.  Accordingly, any rule of law or any legal decision that would require the interpretation of any claimed ambiguities in this Agreement against the party that drafted it has no application and is expressly waived by the Holder.  The provisions of this Agreement shall be interpreted in a reasonable manner to give effect to the intent of the parties hereto.
[Remainder of page intentionally left blank.  Signature page follows.]

BIORESTORATIVE THERAPIES, INC.

EXCHANGE AGREEMENT

Accredited Investor Certification
(Initial the appropriate box(es))

The Holder represents and warrants that it, he or she is an “accredited investor” based upon the satisfaction of one or more of the following criteria:

_____	(1) he or she is a natural person who has a net worth or joint net worth with his or her spouse in excess of $1,000,000 at the date hereof[1]; or

_____
(2) he or she is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or a joint income with his or her spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

_____	(3) he or she is a director or executive officer of the Company; or

_____
(4) it is either (a) a bank as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity, (b) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, (c) an insurance company as defined in Section 2(13) of the Securities Act, (d) an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of such act, (e) a small business investment company licensed by the United States Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (f) a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000 or (g) an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the determination to accept the Exchange Offer is made by a plan fiduciary, as defined in Section 3(21) of such act, which plan fiduciary is a bank, savings and loan association, an insurance company or a registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with the determination to accept the Exchange Offer made solely by persons who otherwise meet these suitability standards; or

___________________________
1 For purposes of calculating net worth:
(i) The Holder’s primary residence shall not be included as an asset;
(ii) Indebtedness that is secured by the Holder’s primary residence, up to the estimated fair market value of the primary residence at the date hereof, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the date hereof exceeds the amount outstanding 60 days before the date hereof, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and
(iii)  Indebtedness that is secured by the Holder’s primary residence in excess of the estimated fair market value of the primary residence at the date hereof shall be included as a liability.

_____	(5) it is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940; or

_____
(6) it is an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, a corporation, a Massachusetts or similar business trust or a partnership not formed for the specific purpose of acquiring the Exchange Securities offered hereby, with total assets in excess of $5,000,000; or

_____
(7) it is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Exchange Securities, whose determination to accept the Exchange Offer is directed by a sophisticated person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the acquisition of the Exchange Securities; or

_____
(8) it is a corporation, partnership or other entity, and each and every equity owner of such entity initials a separate Accredited Investor Certification pursuant to which it, he or she certifies that it, he or she meets the qualifications set forth in either (1), (2), (3), (4), (5), (6) or (7) above.

If the Holder is an INDIVIDUAL, or if the
Exchange Securities are being acquired as
JOINT TENANTS, as TENANTS IN
COMMON, or as COMMUNITY PROPERTY:

______________________

Name(s) of Holder

______________________
Signature of Holder

______________________
Signature, if jointly held

______________________
Date

If the Holder is a PARTNERSHIP,
CORPORATION, LIMITED LIABILITY
COMPANY or TRUST:

Tuxis Trust____________

Name of Holder

By:______________________
      Signature of Authorized Representative

John M. Desmarais, Trustee_____
Name and Title of Authorized Representative

July 26, 2019__________
Date

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Exchange Agreement as of the day first above written.

BIORESTORATIVE THERAPIES, INC. By:_/s/ Mark Weinreb____ Mark Weinreb President and Chief Executive Officer

If the Holder is an INDIVIDUAL, or if the Exchange Securities are being acquired as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

______________________ Print Name(s) ______________________ Signature(s)	______________________ Social Security Number ______________________ Address(es) ______________________ Date

If the Holder is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

Tuxis Trust Name of Partnership, Corporation Limited Liability Company or Trust By: /s/John M. Desmarais __ Name: John M. Desmarais Title: Trustee	Trust Type of Entity ______________________ Federal Taxpayer Identification Number 230 Park Avenue New York, New York 10169 Address ______________________ State of Organization July 26, 2019 Date

Exhibit A
VOID AFTER 5:00 P.M., EASTERN TIME, ON ___________, 202__
NEITHER THIS WARRANT NOR THE WARRANT STOCK (AS HEREINAFTER DEFINED) HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE.  THIS WARRANT AND THE WARRANT STOCK MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE ACT AND SUCH LAWS.  THIS LEGEND SHALL BE ENDORSED UPON ANY WARRANT ISSUED IN EXCHANGE FOR THIS WARRANT.

BIORESTORATIVE THERAPIES, INC.
(Incorporated under the laws of the State of Delaware)
Warrant
___________ Shares
______________, 2019
FOR VALUE RECEIVED, BIORESTORATIVE THERAPIES, INC., a Delaware corporation (the “Company”), hereby certifies that TUXIS TRUST (the “Holder”) is entitled, subject to the provisions of this Warrant, to purchase from the Company up to ______________________________________________ (_______) SHARES OF COMMON STOCK, $.001 par value per share, of the Company (“Common Shares”) at a price of __________________________ ($______) per share (the “Exercise Price”) during the period commencing on the date hereof and terminating at 5:00 P.M. on the _____________ anniversary of the date hereof.
The number of Common Shares to be received upon the exercise of this Warrant may be adjusted from time to time as hereinafter set forth.  The Common Shares deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as “Warrant Stock.”
The Holder agrees with the Company that this Warrant is issued, and all the rights hereunder shall be held subject to, all of the conditions, limitations and provisions set forth herein.
1. Exercise of Warrant.  This Warrant may be exercised by its presentation and surrender to the Company at 40 Marcus Drive, Suite One, Melville, New York 11747 (or such office or agency of the Company as it may designate in writing to the Holder hereof) with the Warrant Exercise Form attached hereto duly executed and accompanied by payment (either in cash or by official bank check, payable to the order of the Company) of the Exercise Price for the number of shares specified in such Form.  The Company agrees that the Holder hereof shall be deemed the record owner of such Common Shares as of the close of business on the date on which this Warrant shall have been presented and payment made for such Common Shares as aforesaid whether or not the Company or its transfer agent is open for business.  Certificates for the Common Shares so purchased shall be delivered to the Holder hereof within a reasonable time after the rights represented by this Warrant shall have been so exercised.  If this Warrant is exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder hereof to purchase the balance of the shares purchasable hereunder.
2. Registered Owner.  The Company may consider and treat the person in whose name this Warrant shall be registered as the absolute owner thereof for all purposes whatsoever and the Company shall not be affected by any notice to the contrary.  Subject to the provisions hereof, the registered owner of this Warrant shall have the right to transfer it by assignment and the transferee thereof, upon his registration as owner of this Warrant, shall become vested with all the powers and rights of the transferor.  Registration of any new owner shall take place upon presentation of this Warrant to the Company at its offices together with the Warrant Assignment Form attached hereto duly executed.  In case of transfers by operation of law, the transferee shall notify the Company of such transfer and of his address, and shall submit appropriate evidence regarding the transfer so that this Warrant may be registered in the name of the transferee.  This Warrant is transferable only on the books of the Company by the Holder on the surrender hereof, duly endorsed. Communications sent to any registered owner shall be effective as against all holders or transferees of this Warrant not registered at the time of sending the communication.
3. Reservation of Shares.  During the period within which the rights represented by this Warrant may be exercised, the Company shall, at all times, reserve and keep available out of its authorized capital stock, solely for the purposes of issuance upon exercise of this Warrant, such number of its Common Shares as shall be issuable upon the exercise of this Warrant; and if at any time the number of authorized Common Shares shall not be sufficient to effect the exercise of this Warrant, the Company will take such corporate action as may be necessary to increase its authorized but unissued Common Shares to such number of shares as shall be sufficient for such purpose; the Company shall have analogous obligations with respect to any other securities or property issuable upon exercise of this Warrant.
4. Fractional Shares.  The Company shall not be required to issue certificates representing fractions of Common Shares, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the Company and the Holder that all fractional interests shall be eliminated.
5. Rights of the Holder.  The Holder shall not, by virtue hereof, be entitled to any voting or other rights of a stockholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.
6. Anti‑Dilution Provisions.
6.1 Adjustments for Stock Dividends; Combinations, Etc.  (a) In case the Company shall do any of the following (an “Event”):
(i) declare a dividend or other distribution on its Common Shares payable in Common Shares of the Company,
(ii) subdivide the outstanding Common Shares pursuant to a stock split or otherwise,
(iii) combine the outstanding Common Shares into a smaller number of shares pursuant to a reverse split or otherwise, or
(iv) reclassify its Common Shares,
then the Exercise Price in effect at the time of the record date for such dividend or other distribution or of the effective date of such subdivision, combination or reclassification shall be changed to a price determined by dividing (a) the product of the number of Common Shares outstanding immediately prior to such Event, multiplied by the Exercise Price in effect immediately prior to such Event by (b) the number of Common Shares outstanding immediately after such Event.  Each such adjustment of the Exercise Price shall be calculated to the nearest one-hundredth of a cent.  Such adjustment shall be made successively whenever any Event listed above shall occur.
(b) Whenever the Exercise Price is adjusted as set forth in Section 6.1 (whether or not the Company then or thereafter elects to issue additional Warrants in substitution for an adjustment in the number of shares of Warrant Stock), the number of shares of Warrant Stock specified in each Warrant which the Holder may purchase shall be adjusted, to the nearest full share, by multiplying such number of shares of Warrant Stock immediately prior to such adjustment by a fraction, of which the numerator shall be the Exercise Price immediately prior to such adjustment and the denominator shall be the Exercise Price immediately thereafter.
6.2 Adjustment for Reorganization, Consolidation or Merger.  In case of any reorganization of the Company (or any other entity, the securities of which are at the time receivable on the exercise of this Warrant) after the date hereof or in case after such date the Company (or any such other -entity) shall consolidate with or merge with or into another entity, then, and in each such case, the Holder of this Warrant upon the exercise thereof as provided in Section l at any time after the consummation of such reorganization, consolidation or merger, shall be entitled to receive, in lieu of the securities and property receivable upon the exercise of this Warrant prior to such consummation, the securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in Section 6.l; in each such case, the terms of this Warrant shall be applicable to the securities or property receivable upon the exercise of this Warrant after such consummation.
7. Investment Intent.  Unless, prior to the exercise of this Warrant, the issuance of the Warrant Stock has been registered with the Securities and Exchange Commission pursuant to the Act, the Warrant Exercise Form shall be accompanied by the Investment Representation Letter attached hereto, duly executed by the Holder.
8. Restrictions on Transfer.
8.1 Transfer to Comply with the Securities Act of 1933.  Neither this Warrant nor any Warrant Stock may be sold, assigned, transferred or otherwise disposed of except as follows:  (1) to a person who, in the opinion of counsel satisfactory to the Company, is a person to whom this Warrant or the Warrant Stock may legally be transferred without registration and without the delivery of a current prospectus under the Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section 8 with respect to any resale, assignment, transfer or other disposition of such securities; or (2) to any person upon delivery of a prospectus then meeting the requirements of the Act relating to such securities and the offering thereof for such sale, assignment, transfer or disposition.
8.2 Legend.  Subject to the terms hereof, upon exercise of this Warrant and the issuance of the Warrant Stock, all certificates representing such Warrant Stock shall bear on the face or reverse thereof substantially the following legend:
“The securities which are represented by this certificate have not been registered under the Securities Act of 1933, and may not be sold, transferred, hypothecated or otherwise disposed of until a registration statement with respect thereto is declared effective under such act, or the Company receives an opinion of counsel for the Company that an exemption from the registration requirements of such act is available.”
9. Lost, Stolen or Destroyed Warrant.  In the event that the Holder notifies the Company that this Warrant has been lost, stolen or destroyed and provides (a) a letter, in form satisfactory to the Company, to the effect that it will indemnify the Company from any loss incurred by it in connection therewith, and/or (b) an indemnity bond in such amount as is reasonably required by the Company, the Company having the option of electing either (a) or (b) or both, the Company may, in its sole discretion, accept such letter and/or indemnity bond in lieu of the surrender of this Warrant as required by Section 1 hereof.
10. Notices.  All notices required hereunder shall be given by first-class mail, postage prepaid, or overnight mail or courier and, if given by the Holder addressed to the Company at 40 Marcus Drive, Suite One, Melville, New York 11747, Attention: Chief Executive Officer, or such other address as the Company may designate in writing to the Holder; and if given by the Company, addressed to the Holder at the address of the Holder shown on the books of the Company.
11. Applicable Law; Jurisdiction.  This Warrant is issued under, and shall for all purposes be governed by and construed in accordance with, the laws of the State of Delaware, excluding choice of law principles thereof. The Company and, by its acceptance of this Warrant, the Holder hereby irrevocably consent and submit to the exclusive jurisdiction of any federal or state court located within Nassau County or Suffolk County, New York over any dispute arising out of or relating to this Warrant and each party hereby irrevocably agrees that all claims in respect of such dispute or any legal action related thereto may be heard and determined in such courts.  Each of the Company and the Holder hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection that it or he may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute.
[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.

BIORESTORATIVE THERAPIES, INC. By:______________________ Mark Weinreb Chief Executive Officer

BIORESTORATIVE THERAPIES, INC.
WARRANT EXERCISE FORM

        The undersigned hereby irrevocably elects to exercise the within Warrant dated as of ________________, 2019 to the extent of purchasing ______________ shares of Common Stock of BIORESTORATIVE THERAPIES, INC.  The undersigned hereby makes a payment of $__________ in payment therefor.
TO BE COMPLETED BY INDIVIDUAL
HOLDER, JOINT TENANTS, TENANTS
IN COMMON OR AS HOLDERS OF
COMMUNITY PROPERTY

____________________________
Name(s) of Holder(s) [Please Print]

____________________________
Signature of Holder

____________________________
Signature of Holder, if jointly held

____________________________
Address(es) of Holder(s)

____________________________
Social Security Number(s) of Holder(s)

____________________________
Date

TO BE COMPLETED BY CORPORATE,
PARTNERSHIP, LIMITED LIABILITY
COMPANY OR TRUST HOLDER

____________________________
Name of Holder [Please Print]

By:____________________________
      Authorized Signatory

____________________________
Name and Title of Authorized Signatory
[Please Print]

____________________________
Address of Holder

____________________________
Tax Identification Number of Holder

____________________________
Date

BIORESTORATIVE THERAPIES, INC.
WARRANT ASSIGNMENT FORM

FOR VALUE RECEIVED, _________________________ hereby sells, assigns and transfers unto _____________________________ (please type or print name of assignee) with an address at ______________________________________________________________ the right to purchase shares of Common Stock of BIORESTORATIVE THERAPIES, INC. (the “Company”) represented by this Warrant dated as of ______________, 2019 to the extent of ___________ shares and does hereby irrevocably constitute and appoint ___________________ attorney to transfer the same on the books of the Company with full power of substitution in the premises.
TO BE COMPLETED BY INDIVIDUAL
HOLDER, JOINT TENANTS, TENANTS
IN COMMON OR AS HOLDERS OF
COMMUNITY PROPERTY

____________________________
Name(s) of Holder(s) [Please Print]

____________________________
Signature of Holder

____________________________
Signature of Holder, if jointly held

____________________________
Date

TO BE COMPLETED BY CORPORATE,
PARTNERSHIP, LIMITED LIABILITY
COMPANY OR TRUST HOLDER

___________________________
Name of Holder [Please Print]

By:____________________________
      Authorized Signatory

____________________________
Name and Title of Authorized Signatory
[Please Print]

____________________________
Date

Signature(s) Guaranteed:

BIORESTORATIVE THERAPIES, INC.
FORM OF INVESTMENT REPRESENTATION LETTER

BioRestorative Therapies, Inc.
40 Marcus Drive
Suite One
Melville, New York 11747

Gentlemen:

In connection with the acquisition of _______________ shares of Common Stock (the “Shares”) of BIORESTORATIVE THERAPIES, INC., a Delaware corporation (the “Company”), by the undersigned from the Company pursuant to the exercise of a Warrant, dated as of ___________, 2019, the undersigned does hereby represent and warrant to the Company as follows:
(a)
The undersigned represents and warrants that the Shares acquired by it are being acquired for its own account, for investment purposes and not with a view to any distribution within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).  The undersigned will not sell, assign, mortgage, pledge, hypothecate, transfer or otherwise dispose of any of the Shares unless (i) a registration statement under the Securities Act with respect thereto is in effect and the prospectus included therein meets the requirements of Section 10 of the Securities Act, or (ii) the Company has received a written opinion of its counsel that, after an investigation of the relevant facts, such counsel is of the opinion that such proposed sale, assignment, mortgage, pledge, hypothecation, transfer or disposition does not require registration under the Securities Act or any state securities law.

(b)
The undersigned understands that the resale of the Shares is not, and is not being, registered under the Securities Act and the Shares must be held indefinitely unless they are subsequently registered thereunder or an exemption from such registration is available.

(c)
The undersigned recognizes that the acquisition of the Shares involves a high degree of risk and is suitable only for persons of adequate financial means who have no need for liquidity with respect to the Shares in that (a) it may not be able to liquidate the Shares in the event of emergency; (b) transferability is extremely limited; and (c) it could sustain a complete loss of its investment.

(d)
The undersigned represents and warrants that it (a) is competent to understand and does understand the nature of its investment; and (b) is able to bear the economic risk of an acquisition of the Shares.

(e)
The undersigned represents and warrants that it is an “accredited investor,” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act.  The undersigned meets the requirements of at least one of the suitability standards for an “accredited investor” as set forth on the Accredited Investor Certification attached hereto.

(f)
The undersigned has reviewed the Company’s filings with the Securities and Exchange Commission, including the risk factors set forth therein, and has been afforded the opportunity to obtain such information regarding the Company as it has reasonably requested to evaluate the merits and risks of the undersigned’s investment in the Shares. No oral or written representations have been made or oral information furnished to the undersigned or its advisers in connection with the investment in the Shares.

(g)
The undersigned confirms that the representations and warranties set forth in the Amended and Restated Exchange Agreement pursuant to which the Warrant was issued are true and correct as of the date hereof as if made on and as of the date hereof with respect to the purchase of the Shares.

(h)
The undersigned acknowledges that counsel to the Company will be relying, and may rely, upon the foregoing in connection with any opinion of counsel it may give with regard to the issuance of the Shares by the Company to the undersigned, and any subsequent transfer of the Shares by the undersigned, and agrees to advise the Company and its counsel in writing in the event of any change in any of the foregoing.

Very truly yours,

TO BE COMPLETED BY INDIVIDUAL
HOLDER, JOINT TENANTS, TENANTS
IN COMMON OR AS HOLDERS OF
COMMUNITY PROPERTY

____________________________
Name(s) of Holder(s) [Please Print]

____________________________
Signature of Holder

____________________________
Signature of Holder, if jointly held

____________________________
Date

TO BE COMPLETED BY CORPORATE,
PARTNERSHIP, LIMITED LIABILITY
COMPANY OR TRUST HOLDER

____________________________
Name of Holder [Please Print]

By:____________________________
      Authorized Signatory

____________________________
Name and Title of Authorized Signatory
[Please Print]

____________________________
Date

BIORESTORATIVE THERAPIES, INC.

WARRANT EXERCISE

Accredited Investor Certification
(Initial the appropriate box(es))

The undersigned represents and warrants that it, he or she is an “accredited investor” based upon the satisfaction of one or more of the following criteria:

_____	(1) he or she is a natural person who has a net worth or joint net worth with his or her spouse in excess of $1,000,000 at the time of his or her purchase[1]; or

_____
(2) he or she is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or a joint income with his or her spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

_____	(3) he or she is a director or executive officer of the Company; or

_____
(4) it is either (a) a bank as defined in Section 3(a)(2) of the Securities Act or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity, (b) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, (c) an insurance company as defined in Section 2(13) of the Securities Act, (d) an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of such act, (e) a small business investment company licensed by the United States Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (f) a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000 or (g) an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which plan fiduciary is a bank, savings and loan association, an insurance company or a registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who otherwise meet these suitability standards; or

_________________________

1For purposes of calculating net worth:
(i) The undersigned’s primary residence shall not be included as an asset;
(ii) Indebtedness that is secured by the undersigned’s primary residence, up to the estimated fair market value of the primary residence at the date hereof, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the date hereof exceeds the amount outstanding 60 days before the date hereof, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and
(iii) Indebtedness that is secured by the undersigned’s primary residence in excess of the estimated fair market value of the primary residence at the date hereof shall be included as a liability.

_____	(5) it is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940; or

_____
(6) it is an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, a corporation, a Massachusetts or similar business trust or a partnership not formed for the specific purpose of acquiring the Shares offered hereby, with total assets in excess of $5,000,000; or

_____
(7) it is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment; or

_____
(8) it is a corporation, partnership or other entity, and each and every equity owner of such entity initials a separate Accredited Investor Certification pursuant to which it, he or she certifies that it, he or she meets the qualifications set forth in either (1), (2), (3), (4), (5), (6) or (7) above.

If the Warrant Holder is an INDIVIDUAL,
or if the Shares are being acquired as JOINT
TENANTS, as TENANTS IN COMMON, or
as COMMUNITY PROPERTY:

____________________________
Name(s) of Warrant Holder

____________________________
Signature of Warrant Holder

____________________________
Signature, if jointly held

____________________________
Date

If the Warrant Holder is a PARTNERSHIP,
CORPORATION, LIMITED LIABILITY
COMPANY or TRUST:

____________________________
Name of Warrant Holder

By:____________________________
      Signature of Authorized Representative

____________________________
Name and Title of Authorized Representative

____________________________
Date

APPENDIX D

FINANCIAL AND OTHER INFORMATION

ITEM 7.	MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

The following discussion and analysis of the results of operations and financial condition of BioRestorative Therapies, Inc. (and including its subsidiaries, “BRT” or the “Company”) as of December 31, 2018 and 2017 and for the years ended December 31, 2018 and 2017 should be read in conjunction with our financial statements and the notes to those financial statements that are included elsewhere in this Annual Report on Form 10-K following Item 16 (“Form 10-K Summary”). References in this Management’s Discussion and Analysis of Financial Condition and Results of Operations to “us,” “we,” “our,” and similar terms refer to BRT. This Annual Report contains forward-looking statements as that term is defined in the federal securities laws. The events described in forward-looking statements contained in this Annual Report may not occur. Generally these statements relate to business plans or strategies, projected or anticipated benefits or other consequences of our plans or strategies, projected or anticipated benefits from acquisitions to be made by us, or projections involving anticipated revenues, earnings or other aspects of our operating results. The words “may,” “will,” “expect,” “believe,” “anticipate,” “project,” “plan,” “intend,” “estimate,” and “continue,” and their opposites and similar expressions, are intended to identify forward-looking statements. We caution you that these statements are not guarantees of future performance or events and are subject to a number of uncertainties, risks and other influences, many of which are beyond our control, which may influence the accuracy of the statements and the projections upon which the statements are based. Reference is made to “Factors That May Affect Future Results and Financial Condition” in this Item 7 for a discussion of some of the uncertainties, risks and assumptions associated with these statements.

Overview

We develop therapeutic products and medical therapies using cell and tissue protocols, primarily involving adult (non-embryonic) stem cells. We are currently pursuing our Disc/Spine Program with our initial investigational therapeutic product being called BRTX-100. In January 2017 we submitted an IND application to the FDA to obtain authorization to commence a Phase 2 clinical trial investigating the use of BRTX-100, our lead cell therapy candidate, in the treatment of chronic lower back pain arising from degenerative disc disease. In February 2017, we received such authorization from the FDA. We intend to commence such clinical trial during the third quarter of 2019 (assuming the receipt of necessary funding). We have obtained a license to use technology for investigational adult stem cell treatment of disc and spine conditions, including protruding and bulging lumbar discs. The technology is an advanced stem cell injection procedure that may offer relief from lower back pain, buttock and leg pain, and numbness and tingling in the leg and foot. We are also developing our ThermoStem Program. This pre-clinical program involves the use of brown adipose (fat) in connection with the cell-based treatment of type 2 diabetes and obesity as well as hypertension, other metabolic disorders and cardiac deficiencies. United States patents related to the ThermoStem Program were issued in September 2015 and January 2019, an Australian patent related to the ThermoStem Program was issued in April 2017, and a Japanese patent related to the ThermoStem Program was issued in December 2017.

We have licensed a patented investigational curved needle device that is a needle system designed to deliver cells and/or other therapeutic products or materials to the spine and discs.

Our offices are located in Melville, New York where we have established a laboratory facility in order to increase our capabilities for the further development of possible cellular-based treatments, products and protocols, stem cell-related intellectual property and translational research applications.

As of December 31, 2018, our accumulated deficit was $63,922,256, our stockholders’ deficiency was $8,641,038 and our working capital deficiency was $9,073,901. We have historically only generated a modest amount of revenue, and our losses have principally been operating expenses incurred in research and development, marketing and promotional activities in order to commercialize our products and services, plus costs associated with meeting the requirements of being a public company. We expect to continue to incur substantial costs for these activities over at least the next year. These conditions indicate that there is substantial doubt about our ability to continue as a going concern within one year after the financial statement issuance date.

Based upon our working capital deficiency as of December 31, 2018, and our forecast for continued operating losses, we require equity and/or debt financing to continue our operations. As of December 31, 2018, our outstanding debt of $5,161,916 together with interest at rates ranging between 0% and 15% per annum, was due on various dates through December 2019. Subsequent to December 31, 2018, we have received aggregate equity financing and debt financing of $600,000 and $3,073,918, respectively, debt (inclusive of accrued interest) of $643,900 has been exchanged for common stock, $1,254,805 of debt (inclusive of accrued interest and prepayment premiums) has been repaid, and the due date for the repayment of an aggregate of $155,000 of debt has been extended to December 2020. Giving effect to the above actions, we currently have notes payable in the aggregate principal amount of $107,500 which are past due. Based upon our working capital deficiency and outstanding debt, we expect to be able to fund our operations through April 2019 while we continue to apply efforts to raise additional capital. We anticipate that we will require approximately $20,000,000 in financing to commence and complete a Phase 2 clinical trial with regard to our Disc/Spine Program. We anticipate that we will require approximately $45,000,000 in further additional funding to complete our clinical trials using BRTX-100 (assuming the receipt of no revenues). We will also require a substantial amount of additional funding if we determine to establish a manufacturing operation with regard to our Disc/Spine Program (as opposed to utilizing a third party manufacturer) and to implement our other programs, described in Item 1 (“Business”), including our metabolic ThermoStem Program. No assurance can be given that the anticipated amounts of required funding are correct or that we will be able to accomplish our goals within the timeframes projected. In addition, no assurance can be given that we will be able to obtain any required financing on commercially reasonable terms or otherwise.

We are currently seeking several different financing alternatives to support our future operations and are currently in the process of negotiating extensions or discussing conversions to equity with respect to our outstanding indebtedness. If we are unable to obtain such additional financing on a timely basis or, notwithstanding any request we may make, our debt holders do not agree to convert their notes into equity or extend the maturity dates of their notes, we may have to curtail our development, marketing and promotional activities, which would have a material adverse effect on our business, financial condition and results of operations, and ultimately we could be forced to discontinue our operations and liquidate. See “Liquidity and Capital Resources” below.

Consolidated Results of Operations

Year Ended December 31, 2018 Compared with Year Ended December 31, 2017

The following table presents selected items in our consolidated statements of operations for the years ended December 31, 2018 and 2017, respectively:

	For The Years Ended
	December 31,
	2018	2017

Revenues	$111,000	$81,000

Operating Expenses
Marketing and promotion	352,204	65,455
Consulting	1,870,829	2,334,212
Research and development	1,513,150	2,152,433
General and administrative	4,022,469	3,903,184

Total Operating Expenses	7,758,652	8,455,284

Loss From Operations	(7,647,652)	(8,374,284)

Other Expense
Interest expense	(932,187)	(468,107)
Amortization of debt discount	(2,289,591)	(619,266)
Loss on extinguishment of notes payable, net	(1,415,950)	(59,938)
Change in fair value of derivative liabilities	(229,323)	107,039
Warrant modification expense	(3,100)	(30,099)

Total Other Expense	(4,870,151)	(1,070,371)

Net Loss	$(12,517,803)	$(9,444,655)

Revenues

For the year ended December 31, 2018, we generated $111,000 from royalty revenue in connection with our sublicense agreement. For the year ended December 31, 2017, we generated $81,000 from royalty revenue in connection with our sublicense agreement. The increase in our revenues for the year ended December 31, 2018 versus 2017 was due to an increase in royalty revenue in connection with our sublicense agreement.

Marketing and promotion

Marketing and promotion expenses include advertising and promotion, marketing and seminars, meals, entertainment and travel expenses. For the year ended December 31, 2018, marketing and promotion expenses increased by $286,749, or 438%, to $352,204 from $65,455 for the year ended December 31, 2017. The increase is primarily due to the hiring of an advertising and promotion firm in 2018.

We expect that marketing and promotion expenses will increase in the future as we increase our marketing activities following full commercialization of our products and services.

Consulting

Consulting expenses consist of consulting fees and stock-based compensation to consultants. For the year ended December 31, 2018, consulting expenses decreased $463,383, or 20%, to $1,870,829 from $2,334,212 for the year ended December 31, 2017. The decrease is primarily due to a decrease of approximately $642,000 in stock-based compensation expense related to options and warrants issued to directors and consultants, partially offset by an increase of approximately $168,000 in cash consulting fees.

Research and development

Research and development expenses include cash and non-cash compensation of (a) our Vice President of Research and Development; (b) our Scientific Advisory Board members; (c) our President, Disc/Spine Division (who resigned in July 2017); and (d) laboratory staff and costs related to our brown fat and disc/spine initiatives. Research and development expenses are expensed as they are incurred. For the year ended December 31, 2018, research and development expenses decreased by $639,283, or 30%, to $1,513,150 from $2,152,433 for the year ended December 31, 2017. The decrease was primarily the result of a decrease of approximately $295,000 in payroll and payroll-related costs due to the resignation of the former President of our Disc/Spine Division and a lab employee in 2017, a decrease of approximately $150,000 in cash compensation related to the termination of our Chief Medical Advisor for Spine Medicine in February 2018, and a decrease of approximately $141,000 in stock-based compensation expense related to options issued to our Scientific Advisory Board members.

We expect that our research and development expenses will increase with the continuation of the aforementioned initiatives.

General and administrative

General and administrative expenses consist primarily of salaries, bonuses, payroll taxes, severance costs and stock-based compensation to employees (excluding any cash or non-cash compensation of (a) our Vice President of Research and Development; (b) our President, Disc/Spine Division; and (c) our laboratory staff) as well as corporate support expenses such as legal and professional fees, investor relations and occupancy related expenses. For the year ended December 31, 2018, general and administrative expenses increased by $119,285, or 3%, to $4,022,469 from $3,903,184 for the year ended December 31, 2017.

We expect that our general and administrative expenses will increase as we expand our staff, develop our infrastructure and incur additional costs to support the growth of our business.

Interest expense

For the year ended December 31, 2018, interest expense increased by $464,080, or 99%, to $932,187, as compared to $468,107 during the year ended December 31, 2017. The increase was due to an increase in interest-bearing short-term borrowings as compared to the year ended December 31, 2017.

Amortization of debt discount

For the year ended December 31, 2018, amortization of debt discount increased by $1,670,325, or 270%, to $2,289,591, as compared to $619,266 during the year ended December 31, 2017. The increase was primarily due to the timing of the recognition of expense related to the bifurcated embedded conversion options of convertible notes and the recognition of the debt discount expense.

Loss on extinguishment of notes payable, net

For the year ended December 31, 2018, we recorded a loss on extinguishment of notes payable, net, of $1,415,950, which is associated with debtholders’ exchange of debt into equity securities, as compared to a loss on extinguishment of notes payable of $59,938 for the year ended December 31, 2017.

Change in fair value of derivative liabilities

For the year ended December 31, 2018, we recorded a loss related to the change in fair value of derivative liabilities of $229,323 due to the increase in time value of embedded conversion options within certain convertible notes payable, as compared to a gain related to the change in fair value of derivative liabilities of $107,039 for the year ended December 31, 2017.

Warrant modification expense

During the year ended December 31, 2018, we recorded expense related to the modification of an exercise price of an outstanding warrant of $3,100, as compared to expense related to the modification of the expiration dates and exercise prices of outstanding warrants of $30,099 for the year ended December 31, 2017.

Liquidity and Capital Resources

Liquidity

We measure our liquidity in a number of ways, including the following:

	December 31,
	2018	2017

Cash	$117,523	$451,680

Working Capital Deficiency	$9,073,901	$(7,833,592)

Notes Payable (Gross)	$5,161,916	$3,999,335

Availability of Additional Funds

Based upon our working capital and stockholders’ deficiencies of $9,073,901 and $8,641,038, respectively, as of December 31, 2018, we require additional equity and/or debt financing to continue our operations. These conditions raise substantial doubt about our ability to continue as a going concern within one year after the issuance date of our audited financial statements as of December 31, 2018 and 2017 and for the years then ended, which are included in this Annual Report following Item 16 (“Form 10-K Summary”).

As of December 31, 2018, our outstanding debt of $5,161,916, together with interest at rates ranging between 0% and 15% per annum, was due on various dates through December 2019. Subsequent to December 31, 2018, we have received aggregate equity financing and debt financing of $600,000 and $3,073,918 respectively, debt (inclusive of accrued interest) of $643,900 has been exchanged for common stock, $1,254,805 of debt (inclusive of accrued interest and prepayment premiums) has been repaid, and the due date for the repayment of an aggregate of $155,000 of debt has been extended to December 2020. Giving effect to the above actions, we currently have notes payable in the aggregate principal amount of $107,500 which are past due. As of the date of filing, our outstanding debt was as follows:

Maturity Date	Principal Amount

Past Due	$107,500
QE 3/31/19	350,000
QE 6/30/19	1,070,000
QE 9/30/19	1,950,023
QE 12/31/19	1,725,000
QE 3/31/20	1,528,014
$6,730,537

Based upon our working capital deficiency, outstanding debt and forecast for continued operating losses we expect that the cash we currently have available will fund our operations through April 2019 while we continue to apply efforts to raise additional capital. Thereafter, we will need to raise further capital, through the sale of additional equity or debt securities, to support our future operations and to repay our debt (unless, if requested, the debt holders agree to convert their notes into equity or extend the maturity dates of their notes). Our operating needs include the planned costs to operate our business, including amounts required to fund working capital and capital expenditures. Our future capital requirements and the adequacy of our available funds will depend on many factors, including our ability to successfully commercialize our products and services, competing technological and market developments, and the need to enter into collaborations with other companies or acquire other companies or technologies to enhance or complement our product and service offerings.

We may be unable to raise sufficient additional capital when we need it or raise capital on favorable terms. Debt financing may require us to pledge certain assets and enter into covenants that could restrict certain business activities or our ability to incur further indebtedness, and may contain other terms that are not favorable to our stockholders or us. If we are unable to obtain adequate funds on reasonable terms, we may be required to significantly curtail or discontinue operations or obtain funds by entering into financing agreements on unattractive terms.

Our consolidated financial statements included elsewhere in this Annual Report on Form 10-K have been prepared in conformity with accounting principles generally accepted in the United States of America, or U.S. GAAP, which contemplate our continuation as a going concern and the realization of assets and satisfaction of liabilities in the normal course of business. The carrying amounts of assets and liabilities presented in the financial statements do not necessarily purport to represent realizable or settlement values. The financial statements do not include any adjustment that might result from the outcome of this uncertainty.

During the year ended December 31, 2018, our sources and uses of cash were as follows:

Net Cash Used in Operating Activities

We experienced negative cash flow from operating activities for the years ended December 31, 2018 and 2017 in the amounts of $5,104,629 and $3,853,821, respectively. The net cash used in operating activities for the year ended December 31, 2018 was primarily due to cash used to fund a net loss of $12,517,803, adjusted for non-cash expenses in the aggregate amount of $7,458,950 and $45,776 of cash used in changes in the levels of operating assets and liabilities, primarily as a result of a decrease in accounts payable, partially offset by increases in accrued interest, expenses and other current liabilities. The net cash used in operating activities for the year ended December 31, 2017 was primarily due to cash used to fund a net loss of $9,444,655, adjusted for non-cash expenses in the aggregate amount of $4,769,506 partially offset by $821,328 of cash provided by changes in the levels of operating assets and liabilities, primarily as a result of increases in accrued interest, expenses and other current liabilities, increases in accounts payable, a decrease in security deposit and decreases in prepaid expenses and other current assets, partially offset by increases in accounts receivable, primarily due to cash constraints during the period.

Net Cash Used in Investing Activities

During the year ended December 31, 2018, net cash used in investing activities was $12,869 used for the purchase of office and computer equipment. During the year ended December 31, 2017, net cash used in investing activities was $3,617 used for the purchase of computer equipment.

Net Cash Provided by Financing Activities

Net cash provided by financing activities during the years ended December 31, 2018 and 2017 was $4,783,341 and $4,277,296, respectively. During the year ended December 31, 2018, $4,194,173 of net proceeds were from debt financings and other borrowings and$589,168 of proceeds were from equity financings (including proceeds received in connection with the exercise of common stock purchase warrants). During the year ended December 31, 2017, $2,197,046 of net proceeds were from debt financings and other borrowings and $2,080,250 of proceeds were from equity financings (including proceeds received in connection with the exercise of common stock purchase warrants).

Critical Accounting Policies and Estimates

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at dates of the financial statements and the reported amounts of revenue and expenses during the periods. Our significant estimates and assumptions include the recoverability and useful lives of long-lived assets, the fair value of our common stock, stock-based compensation, warrants issued in connection with notes payable, derivative liabilities and the valuation allowance related to our deferred tax assets. Certain of our estimates, including the carrying amount of the intangible assets, could be affected by external conditions, including those unique to us and general economic conditions. It is reasonably possible that these external factors could have an effect on our estimates and could cause actual results to differ from those estimates.

Intangible Assets

Intangible assets are comprised of trademarks and licenses with original estimated useful lives of 10 and 17.7 years, respectively. Once placed into service, we amortize the cost of the intangible assets over their estimated useful lives on a straight-line basis.

Impairment of Long-lived Assets

We review for the impairment of long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. An impairment loss would be recognized when estimated future cash flows expected to result from the use of the asset and its eventual disposition are less than its carrying amount. While our near term liquidity is tight, historically we have been successful in raising capital as needed (although there can be no assurance that we will continue to be successful in raising capital as needed). We continue to progress our scientific agenda and meet related milestones. We have not identified any impairment losses.

Income Taxes

We recognize deferred tax assets and liabilities for the expected future tax consequences of items that have been included or excluded in our financial statements or tax returns. Deferred tax assets and liabilities are determined on the basis of the difference between the tax basis of assets and liabilities and their respective financial reporting amounts, or temporary differences, at enacted tax rates in effect for the years in which the temporary differences are expected to reverse.

We adopted the provisions of Accounting Standards Codification, or ASC, Topic 740-10, which prescribes a recognition threshold and measurement process for financial statements recognition and measurement of a tax position taken or expected to be taken in a tax return.

Stock-Based Compensation

We measure the cost of services received in exchange for an award of equity instruments based on the fair value of the award. For employees and directors, the fair value of the award is measured on the grant date and for non-employees, the fair value of the award is generally re-measured on vesting dates and interim financial reporting dates until the service period is complete. The fair value amount is then recognized over the period during which services are required to be provided in exchange for the award, usually the vesting period. Since the shares underlying our 2010 Equity Participation Plan, or the Plan, were registered on May 27, 2014, we estimate the fair value of the awards granted under the Plan based on the market value of our freely tradable common stock as reported on the OTCQB market. The fair value of our restricted equity instruments was estimated by management based on observations of the cash sales prices of both restricted shares and freely tradable shares. Awards granted to directors are treated on the same basis as awards granted to employees.

Recently Issued Accounting Pronouncements

See Note 3 to our consolidated financial statements for the year ended December 31, 2018.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to investors.

Factors That May Affect Future Results and Financial Condition

The risk factors listed in this section provide examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. Readers should be aware that the occurrence of any of the events described in these risk factors could have a material adverse effect on our business, results of operations and financial condition. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

Risks Related to Our Business Generally

We have a limited operating history; we have incurred substantial losses since inception; we expect to continue to incur losses for the near term; we have a substantial working capital deficiency and a stockholders’ deficiency; we believe these conditions indicate that there is substantial doubt about our ability to continue as a going concern within the next twelve months from the date of this filing; the report of our independent registered public accounting firm contains an explanatory paragraph that expresses substantial doubt about our ability to continue as a going concern.

We have a limited operating history. Since our inception, we have incurred net losses. As of December 31, 2018, we had a working capital deficiency of $9,073,901 and stockholders’ deficiency of $8,641,038. The report of our independent registered public accounting firm with respect to our financial statements as of December 31, 2018 and 2017 and for the years then ended indicates that our financial statements have been prepared assuming that we will continue as a going concern. The report states that, since we have incurred net losses since inception and we need to raise additional funds to meet our obligations and sustain our operations, there is substantial doubt about our ability to continue as a going concern within one year after the issuance date of our audited financial statements as of December 31, 2018 and 2017 and for the years then ended, which are included in this Annual Report following Item 16 (“Form 10-K Summary”). Our plans in regard to these matters are described in footnote 2 to such financial statements. Our financial statements do not include any adjustments that might result from the outcome of this uncertainty.

We will need to obtain a significant amount of financing to initiate and complete our clinical trials and implement our business plan.

Since our inception, we have not generated significant revenues from our operations and have funded our operations through the sale of our equity securities (approximately $16,000,000) and debt securities (approximately $23,000,000). The implementation of our business plan, as discussed in Item 1 (“Business”), will require the receipt of sufficient equity and/or debt financing to purchase necessary equipment, technology and materials, fund our research and development efforts, retire our outstanding debt and otherwise fund our operations. We anticipate that we will require approximately $20,000,000 in financing to commence and complete a Phase 2 clinical trial using BRTX-100. We anticipate that we will require approximately $45,000,000 in further additional funding to complete our clinical trials using BRTX-100(assuming the receipt of no revenues). We will also require a substantial amount of additional funding if we determine to establish a manufacturing operation with regard to our Disc/Spine Program (as opposed to utilizing a third party manufacturer) and to implement our other programs described in Item 1 (“Business”), including our metabolic ThermoStem Program. No assurance can be given that the anticipated amounts of required funding are correct or that we will be able to accomplish our goals within the timeframes projected. In addition, no assurance can be given that we will be able to obtain any required financing on commercially reasonable terms or otherwise. In the event we do not obtain the financing required for the above purposes, we may have to curtail our development, marketing and promotional activities, which would have a material adverse effect on our business, financial condition and results of operations, and ultimately we could be forced to discontinue our operations and liquidate.

We will need to obtain additional financing to satisfy debt obligations.

As described in Item 7 (“Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources – Availability of Additional Funds”), as of December 31, 2018, our outstanding debt of $5,161,916, together with interest at rates ranging between 0% and 15% per annum, are due on various dates through December 2019. Subsequent to December 31, 2018, we have received aggregate equity financing and debt financing of $600,000 and $3,073,918, respectively, debt (inclusive of accrued interest) of $643,900 has been exchanged for common stock, $1,254,805 of debt (inclusive of accrued interest and prepayment premiums) has been repaid, and the due date for the repayment of $155,000 of debt has been extended to December 2020. Giving effect to the above actions, we currently have notes payable in the aggregate principal amount of $107,500 which are past due. As of March 19, 2019, the outstanding balance of our debt of $6,375,537, together with accrued interest, was due and payable either on demand or on various dates through March 2020. Unless we obtain additional financing or, upon our request, the debt holders agree to convert their debt into equity or extend the maturity dates of the debt, we will not be able to repay such debt. Based upon our working capital deficiency and outstanding debt, we expect to be able to fund our operations through April 2019, while we continue to apply efforts to raise additional capital. Even if we are able to satisfy our debt obligations, our cash balance and the revenues for the foreseeable future from our anticipated operations will not be sufficient to fund the development of our business plan.

Our business strategy is high risk.

We are focusing our resources and efforts primarily on the development of cellular-based products and services which will require extensive cash for research, development and commercialization activities. This is a high-risk strategy because there is no assurance that our products and services, including our Disc/Spine Program and our ThermoStem metabolic brown fat research initiative, will ever become commercially viable (commercial risk), that we will prevent other companies from depriving us of market share and profit margins by offering services and products based on our inventions and developments (legal risk), that we will successfully manage a company in a new area of business, regenerative medicine, and on a different scale than we have operated in the past (operational risk), that we will be able to achieve the desired therapeutic results using stem and regenerative cells (scientific risk), or that our cash resources will be adequate to develop our products and services until we become profitable, if ever (financial risk). We are using our cash in one of the riskiest industries in the economy (strategic risk). This may make our stock an unsuitable investment for many investors.

We will need to enter into agreements in order to implement our business strategy.

Except for a certain license agreement described in Item 1 (“Business”), we do not have any material agreements or understandings in place with respect to the implementation of our business strategy. No assurances can be given that we will be able to enter into any necessary agreements with respect to the development of our business. Our inability to enter into any such agreements would have a material adverse effect on our results of operations and financial condition.

We depend on our executive officers and on our ability to attract and retain additional qualified personnel; we do not currently have a Chief Financial Officer.

Our performance is substantially dependent on the performance of Mark Weinreb, our Chief Executive Officer. We rely upon him for strategic business decisions and guidance. Mr. Weinreb is subject to an employment agreement with us that is scheduled to expire on December 31, 2019. We are also dependent on the performance of Lance Alstodt, our Executive Vice President and Chief Strategy Officer, and Francisco Silva, our Vice President of Research and Development. Messrs. Alstodt and Silva are also subject to employment agreements with us. We do not have any key-man insurance policies on the lives of any of our executive officers. We do not currently have a Chief Financial Officer. Pending the hiring of a Chief Financial Officer, we are utilizing financial consultants with regard to the preparation of our financial statements. We believe that our future success in developing marketable products and services and achieving a competitive position will depend in large part upon whether we can attract and retain additional qualified management and scientific personnel, including a Chief Financial Officer. Competition for such personnel is intense, and there can be no assurance that we will be able to attract and retain such personnel. The loss of the services of Mr. Weinreb, Mr. Alstodt and/or Mr. Silva or the inability to attract and retain additional personnel, including a Chief Financial Officer, and develop expertise as needed would have a substantial negative effect on our results of operations and financial condition.

Continued turmoil in the economy could harm our business.

Negative trends in the general economy, including, but not limited to, trends resulting from an actual or perceived recession, tightening credit markets, increased cost of commodities, actual or threatened military action by the United States and threats of terrorist attacks in the United States and abroad, could cause a reduction of investment in and available funding for companies in certain industries, including ours. Our ability to raise capital has been and may in the future be adversely affected by downturns in current credit conditions, financial markets and the global economy.

Risks Related to Our Cell Therapy Product Development Efforts

Our future success is significantly dependent on the timely and successful development and commercialization of BRTX-100, our lead product candidate for the treatment of chronic lumbar disc disease; if we encounter delays or difficulties in the development of this product candidate, as well as any other product candidates, our business prospects would be significantly harmed.

We are dependent upon the successful development, approval and commercialization of our product candidates. Before we are able to seek regulatory approval of our product candidates, we must conduct and complete extensive clinical trials to demonstrate their safety and efficacy in humans. Our lead product candidate, BRTX-100, is in early stages of development and we have not commenced a Phase 2 clinical trial using BRTX-100 to investigate the use of the candidate in treating chronic lower back pain due to degenerative disc disease related to protruding/bulging discs.

Clinical testing is expensive, difficult to design and implement, and can take many years to complete. Importantly, a failure of one or more of these or any other clinical trials can occur at any stage of testing. We may experience numerous unforeseen events during, or as a result of, clinical trials that could delay or prevent our ability to complete our clinical studies, receive regulatory approval or commercialize our cell therapy product candidates, including the following:

●	suspensions, delays or changes in the design, initiation, enrollment, implementation or completion of required clinical trials; adverse changes in our financial position or significant and unexpected increases in the cost of our clinical development program; changes or uncertainties in, or additions to, the regulatory approval process that require us to alter our current development strategy; clinical trial results that are negative, inconclusive or less than desired as to safety and/or efficacy, which could result in the need for additional clinical studies or the termination of the product’s development; delays in our ability to manufacture the product in quantities or in a form that is suitable for any required clinical trials;

●	intellectual property constraints that prevent us from making, using, or commercializing any of our cell therapy product candidates;

●	the supply or quality of our product candidates or other materials necessary to conduct clinical trials of these product candidates may be insufficient or inadequate; inability to generate sufficient pre-clinical, toxicology, or other in vivo or in vitro data to support the initiation of clinical studies;

●	delays in reaching agreement on acceptable terms with prospective contract research organizations, or CROs, and clinical study sites, the terms of which can be subject to extensive negotiation and may vary significantly among different CROs and clinical study sites;

●	delays in obtaining required Institutional Review Board, or IRB, approval at each clinical study site;

●	imposition of a temporary or permanent clinical hold by regulatory agencies for a number of reasons, including after review of an IND application or amendment, or equivalent application or amendment; as a result of a new safety finding that presents unreasonable risk to clinical trial participants; a negative finding from an inspection of our clinical study operations or study sites; developments on trials conducted by competitors or approved products post-market for related technology that raises FDA concerns about risk to patients of the technology broadly; or if the FDA finds that the investigational protocol or plan is clearly deficient to meet its stated objectives;

●	difficulty collaborating with patient groups and investigators;

●	failure by our CROs, other third parties, or us to adhere to clinical study requirements;

●	failure to perform in accordance with the FDA’s current Good Clinical Practices, or GCP, requirements, or applicable regulatory guidelines in other countries;

●	delays in having patients qualify for or complete participation in a study or return for post-treatment follow-up;

●	patients dropping out of a study;

●	occurrence of adverse events associated with the product candidate that are viewed to outweigh its potential benefits;

●	changes in the standard of care on which a clinical development plan was based, which may require new or additional trials;

●	transfer of manufacturing processes from any academic collaborators to larger-scale facilities operated by either a contract manufacturing organization, or CMO, or by us, and delays or failure by our CMOs or us to make any necessary changes to such manufacturing process;

●	delays in manufacturing, testing, releasing, validating, or importing/exporting sufficient stable quantities of our product candidates for use in clinical studies or the inability to do any of the foregoing; and

●	the FDA may not accept clinical data from trials that are conducted at clinical sites in countries where the standard of care is potentially different from the United States.

Any inability to successfully complete pre-clinical and clinical development could result in additional costs to us or impair our ability to generate revenue. In addition, if we make manufacturing or formulation changes to our product candidates, we may be required, or we may elect, to conduct additional studies to bridge our modified product candidates to earlier versions. Clinical study delays could also shorten any periods during which our products have patent protection and may allow our competitors to bring products to market before we do, which could impair our ability to successfully commercialize our product candidates and may harm our business and results of operations.

Even if we are able to successfully complete our clinical development program for our product candidates, and ultimately receive regulatory approval to market one or more of the products, we may, among other things:

●	obtain approval for indications that are not as broad as the indications we sought;

●	have the product removed from the market after obtaining marketing approval;

●	encounter issues with respect to the manufacturing of commercial supplies;

●	be subject to additional post-marketing testing requirements; and/or

●	be subject to restrictions on how the product is distributed or used.

We anticipate that we will not be able to commercialize our BRTX-100 product candidate for at least five years.

We may experience delays and other difficulties in enrolling a sufficient number of patients in our clinical trials which could delay or prevent the receipt of necessary regulatory approvals.

We may not be able to initiate or complete as planned any clinical trials if we are unable to identify and enroll a sufficient number of eligible patients to participate in the clinical trials required by the FDA or other regulatory authorities. We also may be unable to engage a sufficient number of clinical trial sites to conduct our trials.

We may face challenges in enrolling patients to participate in our clinical trials due to the novelty of our cell-based therapies, the size of the patient populations and the eligibility criteria for enrollment in the trial. In addition, some patients may have concerns regarding cell therapy that may negatively affect their perception of therapies under development and their decision to enroll in the trials. Furthermore, patients suffering from diseases within target indications may enroll in competing clinical trials, which could negatively affect our ability to complete enrollment of our trials. Enrollment challenges in clinical trials often result in increased development costs for a product candidate, significant delays and potentially the abandonment of the clinical trial.

We may have other delays in completing our clinical trials and we may not complete them at all.

We have not commenced the clinical trials necessary to obtain FDA approval to market our product candidate, BRTX-100, or any of our other product candidates in development. While our management lacks significant experience in completing clinical trials and bringing a drug through commercialization, we have hired outside consultants with such experience. Clinical trials for BRTX-100 and other product candidates in development may be delayed or terminated as a result of many factors, including the following:

●	patients failing to complete clinical trials due to dissatisfaction with the treatment, side effects or other reasons;

●	failure by regulators to authorize us to commence a clinical trial;

●	suspension or termination by regulators of clinical research for many reasons, including concerns about patient safety, the failure of study sites and/or investigators in our clinical research program to comply with Good Clinical Practices, or GCP, requirements, or our failure, or the failure of our contract manufacturers, to comply with current cGMP requirements;

●	delays or failure to obtain clinical supply for our products necessary to conduct clinical trials from contract manufacturers;

●	treatment candidates demonstrating a lack of efficacy during clinical trials;

●	treatment candidates demonstrating significant safety signals

●	inability to continue to fund clinical trials or to find a partner to fund the clinical trials;

●	competition with ongoing clinical trials and scheduling conflicts with participating clinicians; and

●	delays in completing data collection and analysis for clinical trials.

Any delay or failure to complete clinical trials and obtain FDA approval for our product candidates could have a material adverse effect on our cost to develop and commercialize, and our ability to generate revenue from, a particular product candidate.

The development of our cell therapy product candidates is subject to uncertainty because autologous cell therapy is inherently variable.

When manufacturing an autologous cell therapy, the number and the composition of the cell population varies from patient to patient. Such variability in the number and composition of these cells could adversely affect our ability to manufacture autologous cell therapies in a cost-effective or profitable manner and meet acceptable product release specifications for use in a clinical trial or, if approved, for commercial sale. As a consequence, the development and regulatory approval process for autologous cell therapy products could be delayed or may never be completed.

Any disruption to our access to the media (including cell culture media) and reagents we are using in the clinical development of our cell therapy product candidates could adversely affect our ability to perform clinical trials and seek future regulatory submissions.

Certain media (including cell culture media) and reagents, as well as devices, materials and systems, that we intend to use in our planned clinical trials, and that we may need or use in commercial production, are provided by unaffiliated third parties. Any lack of continued availability of these media, reagents, devices, materials and systems for any reason would have a material adverse effect on our ability to complete these studies and could adversely impact our ability to achieve commercial manufacture of our planned therapeutic products. Although other available sources for these media, reagents, devices, materials and systems may exist in the marketplace, we have not evaluated their cost, effectiveness, or intellectual property foundation and therefore cannot guarantee the suitability or availability of such other potential sources.

Products that appear promising in research and development may be delayed or may fail to reach later stages of clinical development.

The successful development of cellular based products is highly uncertain. Product candidates that appear promising in preclinical and early research and development may be delayed or fail to reach later stages of development. Decisions regarding the further development of product candidates must be made with limited and incomplete data, which makes it difficult to ensure or even accurately predict whether the allocation of limited resources and the expenditure of additional capital on specific product candidates will result in desired outcomes. Pre-clinical and clinical data can be interpreted in different ways, and negative or inconclusive results or adverse events during a clinical trial could delay, limit or prevent the development of a product candidate. Positive preclinical data may not continue or occur for future subjects in our clinical studies and may not be repeated or observed in ongoing or future studies involving our product candidates. Furthermore, our product candidates may also fail to show the desired safety and efficacy in later stages of clinical development despite having successfully advanced through initial clinical studies. In addition, regulatory delays or rejections may be encountered as a result of many factors, including changes in regulatory policy during the period of product development.

Our clinical trials may fail to demonstrate adequately the safety and efficacy of our product candidates, which would prevent or delay regulatory approval and commercialization.

The clinical trials of our product candidates are, and the manufacturing and marketing of our products will be, subject to extensive and rigorous review and regulation by numerous government authorities in the United States and in other countries where we intend to test and market our product candidates. Before obtaining regulatory approvals for the commercial sale of any of our product candidates, we must demonstrate through lengthy, complex and expensive preclinical testing and clinical trials that our product candidates are both safe and effective for use in each target indication. In particular, because our product candidates are subject to regulation as biological drug products, we will need to demonstrate that they are safe, pure, and potent for use in their target indications. Each product candidate must demonstrate an adequate risk versus benefit profile in its intended patient population and for its intended use. The risk/benefit profile required for product licensure will vary depending on these factors and may include decrease or elimination of pain, adequate duration of response, a delay in the progression of the disease, an improvement in function and/or decrease in disability.

In addition, even if such trials are successfully completed, we cannot guarantee that the FDA will interpret the results as we do, and more trials could be required before we submit our product candidates for approval. To the extent that the results of the trials are not satisfactory to the FDA for support of a marketing application, we may be required to expend significant resources, which may not be available to us, to conduct additional trials in support of potential approval of our product candidates.

Even if we complete the necessary clinical trials, we cannot predict when, or if, we will obtain regulatory approval to commercialize a product candidate, and the approval may be for a narrower indication than we seek.

We cannot commercialize a product candidate until the appropriate regulatory authorities have reviewed and approved the product candidate. Even if our product candidates meet their safety and efficacy endpoints in clinical trials, the regulatory authorities may not complete their review processes in a timely manner, or we may not be able to obtain regulatory approval. Additional delays may result if an FDA Advisory Committee or other regulatory authority recommends non-approval or restrictions or conditions on approval. In addition, we may experience delays or rejections based upon additional government regulation from future legislation or administrative action, or changes in regulatory authority policy during the period of product development, clinical trials and the review process. Regulatory authorities also may approve a product candidate for more limited indications than requested or they may impose significant limitations in the form of narrow indications, contraindications or a REMS. These regulatory authorities may require warnings or precautions with respect to conditions of use or they may grant approval subject to the performance of costly post-marketing clinical trials. In addition, regulatory authorities may not approve the labeling claims or allow the promotional claims that are necessary or desirable for the successful commercialization of our product candidates. Any of the foregoing scenarios could materially harm the commercial prospects for our product candidates and materially and adversely affect our business, financial condition, results of operations and prospects.

We may never obtain FDA approval for any of our product candidates in the United States, and even if we do, we may never obtain approval for or commercialize any of our product candidates in any foreign jurisdiction, which would limit our ability to realize our full market potential.

In order to eventually market any of our product candidates in any particular foreign jurisdiction, we must establish and comply with numerous and varying regulatory requirements regarding safety and efficacy on a jurisdiction-by-jurisdiction basis. Approval by the FDA in the United States, if obtained, does not ensure approval by regulatory authorities in other countries or jurisdictions. In addition, preclinical studies and clinical trials conducted in one country may not be accepted by regulatory authorities in other countries, and regulatory approval in one country does not guarantee regulatory approval in any other country.

Approval processes vary among countries and can involve additional product testing and validation and additional administrative review periods. Seeking foreign regulatory approval could result in difficulties and costs for us and require additional preclinical studies or clinical trials which could be costly and time consuming. Regulatory requirements can vary widely from country to country and could delay or prevent the introduction of our product candidates in those countries. The foreign regulatory approval process involves similar risks to those associated with FDA approval. We do not have any product candidates approved for sale in any jurisdiction, including international markets, nor have we attempted to obtain such approval. If we fail to comply with regulatory requirements in international markets or to obtain and maintain required approvals, or if regulatory approvals in international markets are delayed, our target market will be reduced and our ability to realize the full market potential of our products may be unrealized.

We presently lack manufacturing capabilities to produce our product candidates at commercial scale quantities and do not have an alternate manufacturing supply, which could negatively impact our ability to meet any future demand for the products.

Currently, we expect our laboratory (or a contract laboratory) to provide the cell processing services necessary for clinical production of BRTX-100 for our disc clinical trial. To date, we have not produced any products at our laboratory. We expect that we would need to significantly expand our manufacturing capabilities to meet potential commercial demand for BRTX-100 and any other of our product candidates, if approved, as well as any of our other product candidates that might attain regulatory approval. Such expansion would require additional regulatory approvals. Even if we increase our manufacturing capabilities, it is possible that we may still lack sufficient capacity to meet demand. Ultimately, if we are unable to supply our products to meet commercial demand, whether because of processing constraints or other disruptions, delays or difficulties that we experience, sales of the products and their long-term commercial prospects could be significantly damaged.

We do not presently have a third-party manufacturer for BRTX-100 or any of our other product candidates. If our facilities at which these product candidates would be manufactured or our equipment were significantly damaged or destroyed, or if there were other disruptions, delays or difficulties affecting manufacturing capacity, our planned and future clinical studies and commercial production for these product candidates would likely be significantly disrupted and delayed. It would be both time consuming and expensive to replace this capacity with third parties, particularly since any new facility would need to comply with the regulatory requirements.

Ultimately, if we are unable to supply our cell therapy product candidates to meet commercial demand (assuming commercial approval is obtained), whether because of processing constraints or other disruptions, delays or difficulties that we experience, our production costs could dramatically increase and sales of the product and its long-term commercial prospects could be significantly damaged.

The commercial potential and profitability of our products are unknown and subject to significant risk and uncertainty.

Even if we successfully develop and obtain regulatory approval for our cell therapy product candidates, the market may not understand or accept the products, which could adversely affect both the timing and level of future sales. Ultimately, the degree of market acceptance of our product candidates (or any of our future product candidates) will depend on a number of factors, including:

●	the clinical effectiveness, safety and convenience of the product particularly in relation to alternative treatments;

●	our ability to distinguish our products (which involve adult cells) from any ethical and political controversies associated with stem cell products derived from human embryonic or fetal tissue; and

●	the cost of the product, the reimbursement policies of government and third-party payors and our ability to obtain sufficient third-party coverage or reimbursement.

Even if we are successful in achieving sales of our product candidates, it is not clear to what extent, if any, the products will be profitable. The costs of goods associated with production of cell therapy products are significant. In addition, some changes in manufacturing processes or procedures generally require FDA or foreign regulatory authority review and approval prior to implementation. We may need to conduct additional pre-clinical studies and clinical trials to support approval of any such changes. Furthermore, this review process could be costly and time-consuming and could delay or prevent the commercialization of product candidates.

We may have difficulties in sourcing brown adipose (fat) tissue.

We use brown adipose (fat) tissue to identify and characterize brown adipose derived stem cells for use in our pre-clinical ThermoStem Program. There is no certainty that we will be able to continue to collect brown adipose samples through any relationships that we have, have had or may establish with potential sources of brown adipose tissue. The inability to procure brown fat tissue would have a material adverse effect upon our ability to advance our ThermoStem Program.

We are required to complete a certain milestone or pay a certain royalty amount to maintain our exclusive license rights with regard to the disc/spine technology. The loss of such exclusive rights would have a material adverse effect upon us.

Pursuant to our license agreement with Regenerative Sciences, LLC, we must complete a certain milestone or pay a certain royalty amount in order to maintain our exclusive rights with regard to the disc/spine technology. No assurances can be given that we will achieve such milestone or have the funds, if necessary, to pay such royalty amount. Any loss of such exclusive rights would have a material adverse effect upon our business, results of operations and financial condition.

If safety problems are encountered by us or others developing new stem cell-based therapies, our stem cell initiatives could be materially and adversely affected.

The use of stem cells for therapeutic indications is still in the very early stages of development. If an adverse event occurs during clinical trials related to one of our proposed products and/or services or those of others, the FDA and other regulatory authorities may halt clinical trials or require additional studies. The occurrence of any of these events would delay, and increase the cost of, our development efforts and may render the commercialization of our proposed products and/or services impractical or impossible.

Ethical and other concerns surrounding the use of stem cell therapy may negatively impact the public perception of our stem cell products and/or services, thereby suppressing demand for our products and/or services.

Although our contemplated stem cell business pertains to adult stem cells only, and does not involve the more controversial use of embryonic stem cells, the use of adult human stem cells for therapy could give rise to similar ethical, legal and social issues as those associated with embryonic stem cells, which could adversely affect its acceptance by consumers and medical practitioners. Additionally, it is possible that our business could be negatively impacted by any stigma associated with the use of embryonic stem cells if the public fails to appreciate the distinction between adult and embryonic stem cells. Delays in achieving public acceptance may materially and adversely affect the results of our operations and profitability.

We are vulnerable to competition and technological change, and also to physicians’ inertia.

We will compete with many domestic and foreign companies in developing our technology and products, including biotechnology, medical device and pharmaceutical companies. Many current and potential competitors have substantially greater financial, technological, research and development, marketing, and personnel resources. There is no assurance that our competitors will not succeed in developing alternative products and/or services that are more effective, easier to use, or more economical than those which we may develop, or that would render our products and/or services obsolete and non-competitive. In general, we may not be able to prevent others from developing and marketing competitive products and/or services similar to ours or which perform similar functions or which are marketed before ours.

Competitors may have greater experience in developing products, therapies or devices, conducting clinical trials, obtaining regulatory clearances or approvals, manufacturing and commercialization. It is possible that competitors may obtain patent protection, approval or clearance from the FDA or achieve commercialization earlier than we can, any of which could have a substantial negative effect on our business.

We will compete against cell-based therapies derived from alternate sources, such as bone marrow, adipose tissue, umbilical cord blood and potentially embryos. Doctors historically are slow to adopt new technologies like ours, whatever the merits, when older technologies continue to be supported by established providers. Overcoming such inertia often requires very significant marketing expenditures or definitive product performance and/or pricing superiority.

We expect that physicians’ inertia and skepticism will also be a significant barrier as we attempt to gain market penetration with our future products and services. We may need to finance lengthy time-consuming clinical studies (so as to provide convincing evidence of the medical benefit) in order to overcome this inertia and skepticism.

We may form or seek collaborations or strategic alliances or enter into additional licensing arrangements in the future, and we may not realize the benefits of such alliances or licensing arrangements.

We may form or seek strategic alliances, create joint ventures or collaborations, or enter into additional licensing arrangements with third parties that we believe will complement or augment our development and commercialization efforts with respect to our product candidates and any future product candidates that we may develop. Any of these relationships may require us to incur non-recurring and other charges, increase our near and long-term expenditures, issue securities that dilute the shares of our existing stockholders, or disrupt our management and business. In addition, we face significant competition in seeking appropriate strategic partners and the negotiation process is time-consuming and complex. Moreover, we may not be successful in our efforts to establish a strategic partnership or other alternative arrangements for our product candidates because they may be deemed to be at too early of a stage of development for collaborative effort and third parties may not view our product candidates as having the requisite potential to demonstrate safety and efficacy. To date, such efforts have not been successful.

Further, collaborations involving our product candidates, such as our collaborations with third-party research institutions, are subject to numerous risks, which may include the following:

●	collaborators have significant discretion in determining the efforts and resources that they will apply to a collaboration;

●	collaborators may not pursue development and commercialization of our product candidates or may elect not to continue or renew development or commercialization programs based on clinical trial results, changes in their strategic focus due to the acquisition of competitive products, availability of funding, or other external factors, such as a business combination that diverts resources or creates competing priorities;

●	collaborators may delay clinical trials, provide insufficient funding for a clinical trial, stop a clinical trial, abandon a product candidate, repeat or conduct new clinical trials, or require a new formulation of a product candidate for clinical testing;

●	collaborators could independently develop, or develop with third parties, products that compete directly or indirectly with our products or product candidates;

●	a collaborator with marketing and distribution rights to one or more products may not commit sufficient resources to their marketing and distribution;

●	collaborators may not properly maintain or defend our intellectual property rights or may use our intellectual property or proprietary information in a way that gives rise to actual or threatened litigation that could jeopardize or invalidate our intellectual property or proprietary information or expose us to potential liability;

●	disputes may arise between us and a collaborator that cause the delay or termination of the research, development or commercialization of our product candidates, or that result in costly litigation or arbitration that diverts management attention and resources;

●	collaborations may be terminated and, if terminated, may result in a need for additional capital to pursue further development or commercialization of the applicable product candidates; and

●	collaborators may own or co-own intellectual property covering our products that results from our collaborating with them, and in such cases, we would not have the exclusive right to commercialize such intellectual property.

As a result, if we enter into collaboration agreements and strategic partnerships or license our products or businesses, we may not be able to realize the benefit of such transactions if we are unable to successfully integrate them with our existing operations and company culture, which could delay our timelines or otherwise adversely affect our business. We also cannot be certain that, following a strategic transaction or license, we will achieve the revenue or specific net income that justifies such transaction. Any delays in entering into new collaborations or strategic partnership agreements related to our product candidates could delay the development and commercialization of our product candidates in certain geographies for certain indications, which would harm our business prospects, financial condition, and results of operations.

We have limited experience in the development and marketing of cell therapies and may be unsuccessful in our efforts to establish a profitable business.

Over the past eight years, our business plan has been focused on capturing a piece of the burgeoning field of cell therapy. We have limited experience in the areas of cell therapy product development and marketing, and in the related regulatory issues and processes. Although we have recruited a team that has experience with designing and conducting clinical trials and hired contract research organizations, contract manufacturing organizations and FDA consultants, as a company, we have limited experience in conducting clinical trials and no experience in conducting clinical trials through to regulatory approval of any product candidate. In part because of this lack of experience, we cannot be certain that planned clinical trials will begin or be completed on time, if at all. We cannot assure that we will successfully achieve our clinical development goals or fulfill our plans to capture a piece of the cell therapy market.

Our cell therapy business is based on novel technologies that are inherently expensive, risky and may not be understood by or accepted in the marketplace, which could adversely affect our future value.

The clinical development, commercialization and marketing of cell and tissue-based therapies are at an early-stage, substantially research-oriented, and financially speculative. To date, very few companies have been successful in their efforts to develop and commercialize a cell therapy product. In general, cell-based or tissue-based products may be susceptible to various risks, including undesirable and unintended side effects, unintended immune system responses, inadequate therapeutic efficacy, or other characteristics that may prevent or limit their approval or commercial use. In addition, BRTX-100 is a cell-based candidate that is produced by using a patient’s own stem cells derived from bone marrow. Regulatory approval of novel product candidates such as BRTX-100, which is manufactured using novel manufacturing processes, can be more complex and expensive and take longer than other, more well-known or extensively studied pharmaceutical or biopharmaceutical products, due to the FDA’s lack of experience with them. To our knowledge, the FDA has not yet approved a disc related stem cell therapy product. This lack of experience may lengthen the regulatory review process, require us to conduct additional studies or clinical trials, which would increase our development costs, lead to changes in regulatory positions and interpretations, delay or prevent approval and commercialization of these product candidates or lead to significant post-approval limitations or restrictions. Furthermore, the number of people who may use cell or tissue-based therapies is difficult to forecast with accuracy. Our future success is dependent on the establishment of a large global market for cell- and tissue-based therapies and our ability to capture a share of this market with our product candidates.

Our cell therapy product candidates for which we intend to seek approval as biologic products may face competition sooner than anticipated.

The enactment of the Biologics Price Competition and Innovation Act of 2009, or BPCIA, created an abbreviated regulatory pathway for the approval of products demonstrated to be biosimilar, or “highly similar,” to or “interchangeable” with an FDA-approved innovator (original) biologic product. The abbreviated regulatory pathway establishes legal authority for the FDA to review and approve biosimilar biologics, including the possible designation of a biosimilar as “interchangeable” based on its similarity to an existing reference product. Under the BPCIA, an application for a biosimilar product cannot be approved by the FDA until 12 years after the original branded product is approved under a biologics license application, or BLA. Although the FDA has approved several biosimilar products, complex provisions of the law are still being implemented by the FDA and interpreted by the federal courts. As a result, the ultimate impact, implementation, and meaning of the BPCIA are still subject to some uncertainty and FDA actions and court decisions concerning the law could have a material adverse effect on the future commercial prospects for our biological products.

We believe that, if any of our product candidates are approved as a biological product under a BLA, it should qualify for the 12-year period of exclusivity. However, there is a risk that the FDA could approve biosimilar applicants for other reference products that no longer have such exclusivity, thus potentially creating the opportunity for greater competition sooner than anticipated. Moreover, the extent to which a biosimilar, once approved, will be substituted for any one of our reference products in a way that is similar to traditional generic substitution for non-biological products is not yet clear, and will depend on a number of marketplace and regulatory factors that are still developing.

The FDA’s regulation of regenerative medicine products remains unpredictable and we are not certain what impact this will have on the potential approval of our products.

The FDA’s regulation of therapies derived from stem cell products and technologies is evolving and may continue to evolve. In December 2016, the 21st Century Cures Act, or the Cures Act, was signed into law in the United States to advance access to medical innovations. Among other things, the Cures Act established a new FDA RMAT designation. This designation offers a variety of benefits to product candidates, including enhanced FDA support during clinical development, priority review on application filing, accelerated approval based on potential surrogate endpoints, and the potential use of patient registry data and other forms of real world evidence for post-approval confirmatory studies. There is no certainty that any of our product candidates will receive RMAT designation or any other type of expedited review program designation from the FDA. In any event, the receipt of an FDA RMAT designation or other expedited review program designation may not result in a faster development process, review or approval compared to products considered for approval under conventional FDA procedures and does not assure ultimate approval by the FDA.

We may be subject to significant product liability claims and litigation, including potential exposure from the use of our product candidates in human subjects, and our insurance may be inadequate to cover claims that may arise.

Our business exposes us to potential product liability risks inherent in the testing, processing and marketing of cell therapy products. Such liability claims may be expensive to defend and result in large judgments against us. We face an inherent risk of product liability exposure related to the testing of our current and any future product candidates in human clinical trials and will face an even greater risk with respect to any commercial sales of our products should they be approved. No product candidate has been widely used over an extended period of time, and therefore safety data is limited. Cell therapy companies derive the raw materials for manufacturing of product candidates from human cell sources, and therefore the manufacturing process and handling requirements are extensive, which increases the risk of quality failures and subsequent product liability claims.

We will need to maintain insurance coverage adequate to cover our clinical trials and increase that coverage before commercializing product candidates, if ever. At any time during our clinical trials or after commercialization, if that occurs, we may not be able to obtain or maintain product liability insurance on acceptable terms with adequate coverage or at all, or if claims against us substantially exceed our coverage, then our financial position could be significantly impaired.

Whether or not we are ultimately successful in any product liability litigation that may arise, such litigation could consume substantial amounts of our financial and managerial resources, result in decreased demand for our products and injure our reputation.

We seek to maintain errors and omissions, directors and officers, workers’ compensation and other insurance at levels we believe to be appropriate to our business activities. If, however, we were subject to a claim in excess of this coverage or to a claim not covered by our insurance and the claim succeeded, we would be required to pay the claim from our own limited resources, which could have a material adverse effect on our financial condition, results of operations and business. Additionally, liability or alleged liability could harm our business by diverting the attention and resources of our management and damaging our reputation.

Our internal computer systems, or those that are expected to be used by our clinical investigators, clinical research organizations or other contractors or consultants, may fail or suffer security breaches, which could result in a material disruption of development programs for our product candidates.

We rely on information technology systems to keep financial records, maintain laboratory and corporate records, communicate with staff and external parties and operate other critical functions. Any significant degradation or failure of these computer systems could cause us to inaccurately calculate or lose data. Despite the implementation of security measures, these internal computer systems and those used by our clinical investigators, clinical research organizations, and other contractors and consultants are vulnerable to damage from computer viruses, unauthorized access, natural disasters, terrorism, war, and telecommunication and electrical failures. The techniques that could be used by criminal elements or foreign governments to attack these computer systems are sophisticated, change frequently and may originate from less regulated and remote areas of the world. While we have not experienced any such system failure, theft of information, accident or security breach to date, if such an event were to occur and cause interruptions in our operations, it could result in a material disruption of our clinical development activities. For example, the loss of clinical trial data from historical or future clinical trials could result in delays in regulatory approval efforts and significantly increase costs to recover or reproduce the data. To the extent that any disruption, theft of information, or security breach were to result in a loss of or damage to data or applications, or inappropriate disclosure of confidential or proprietary information, we could incur liability and the clinical development and the future development of our product candidates could be delayed.

To operate and sell in international markets carries great risk.

We intend to market our products and services both domestically and in foreign markets. A number of risks are inherent in international transactions. In order for us to market our products and services in non-U.S. jurisdictions, we need to obtain and maintain required regulatory approvals or clearances in these countries and must comply with the country specific regulations regarding safety, manufacturing processes and quality. These regulations, including the requirements for approvals or clearances to market, may differ from the FDA regulatory scheme. International operations and sales also may be limited or disrupted by political instability, price controls, trade restrictions and changes in tariffs. Additionally, fluctuations in currency exchange rates may adversely affect demand for our services and products by increasing the price of our products and services in the currency of the countries in which the products and services are offered.

There can be no assurance that we will obtain regulatory approvals or clearances in all of the countries where we intend to market our products and services, or that we will not incur significant costs in obtaining or maintaining foreign regulatory approvals or clearances, or that we will be able to successfully commercialize our products and services in various foreign markets. Delays in receipt of approvals or clearances to market our products and services in foreign countries, failure to receive such approvals or clearances or the future loss of previously received approvals or clearances could have a substantial negative effect on our results of operations and financial condition.

Our inability to obtain reimbursement for our products and services from private and governmental insurers could negatively impact demand for our products and services.

Market acceptance and sales of our product candidates may depend on coverage and reimbursement policies and health care reform measures. Decisions about formulary coverage as well as levels at which government authorities and third-party payors, such as private health insurers and health maintenance organizations, reimburse patients for the price they pay for our product candidates, as well as levels at which these payors pay directly for our product candidates, where applicable, could affect whether we are able to successfully commercialize these products. We cannot guarantee that reimbursement will be available for any of our product candidates. We also cannot guarantee that coverage or reimbursement amounts will not reduce the demand for, or the price of, our product candidates.

If coverage and reimbursement are not available or are available only at limited levels, we may not be able to successfully commercialize our products. The Patient Protection and Affordable Care Act, or PPACA, and other health reform proposals include measures that would limit or prohibit payments for certain medical treatments or subject the pricing of drugs to government control. In addition, in many foreign countries, particularly the countries of the European Union, or the EU, the pricing of drugs and biologics is subject to government control. If our products are or become subject to government regulation that limits or prohibits payment for our products, or that subjects the price of our products to government control, we may not be able to generate revenue, attain profitability or commercialize our products.

In addition, third-party payors are increasingly limiting both coverage and the level of reimbursement of new drugs and biologics. They may also impose strict prior authorization requirements and/or refuse to provide any coverage of uses of approved products for medical indications other than those for which the FDA has granted market approvals. As a result, significant uncertainty exists as to whether and how much third-party payors will reimburse patients for their use of newly-approved drugs and biologics. If we are unable to obtain adequate levels of reimbursement for our product candidates, our ability to successfully market and sell our product candidates will be harmed.

Risks Related to Our Intellectual Property

We may not be able to protect our proprietary rights.

Our commercial success will depend in large part upon our ability to protect our proprietary rights. There is no assurance, for example, that any additional patents will be issued based on our or our licensor’s pending applications or, if issued, that such patents will not become the subject of a re-examination, will provide us with competitive advantages, will not be challenged by any third parties, or that the patents of others will not prevent the commercialization of products and services incorporating our technology. Furthermore, there can be no guarantee that others will not independently develop similar products and services, duplicate any of our products and services, or design around any patents we obtain.

Our commercial success will also depend upon our ability to avoid infringing patents issued to others. If we were judicially determined to be infringing on any third-party patent, we could be required to pay damages, alter our products, services or processes, obtain licenses, or cease certain activities. If we are required in the future to obtain any licenses from third parties for some of our products and/or services, there can be no guarantee that we would be able to do so on commercially favorable terms, if at all. United States and foreign patent applications are not immediately made public, so we might be surprised by the grant to someone else of a patent on a technology we are actively using. Although we conducted a freedom to operate, or FTO, search on the licensed technology associated with our Disc/Spine Program, modifications made, and/or further developments that may be made, to that technology may not be covered by the initial FTO. No FTO has been undertaken with respect to our ThermoStem brown fat initiative.

Litigation, which would result in substantial costs to us and the diversion of effort on our part, may be necessary to enforce or confirm the ownership of any patents issued or licensed to us, or to determine the scope and validity of third-party proprietary rights. If our competitors claim technology also claimed by us and prepare and file patent applications in the United States, we may have to participate in interference proceedings declared by the U.S. Patent and Trademark Office, or the Patent Office, or a foreign patent office to determine priority of invention, which could result in substantial costs and diversion of effort, even if the eventual outcome is favorable to us. Any such litigation or interference proceeding, regardless of outcome, could be expensive and time-consuming.

Successful challenges to our patents through oppositions, re-examination proceedings or interference proceedings could result in a loss of patent rights in the relevant jurisdiction. If we are unsuccessful in actions we bring against the patents of other parties, and it is determined that we infringe upon the patents of third parties, we may be subject to litigation, or otherwise prevented from commercializing potential products and/or services in the relevant jurisdiction, or may be required to obtain licenses to those patents or develop or obtain alternative technologies, any of which could harm our business. Furthermore, if such challenges to our patent rights are not resolved in our favor, we could be delayed or prevented from entering into new collaborations or from commercializing certain products and/or services, which could adversely affect our business and results of operations.

Furthermore, because of the substantial amount of discovery required in connection with intellectual property litigation, there is a risk that some of our confidential or sensitive information could be compromised by disclosure in the event of litigation. In addition, during the course of litigation there could be public announcements of the results of hearings, motions or other interim proceedings or developments. If securities analysts or investors perceive these results to be negative, it could have a substantial adverse effect on the price of our common stock.

In addition to patents, we intend to also rely on unpatented trade secrets and proprietary technological expertise. Some of our intended future cell-related therapeutic products and/or services may fit into this category. We intend to rely, in part, on confidentiality agreements with our partners, employees, advisors, vendors, and consultants to protect our trade secrets and proprietary technological expertise. There can be no guarantee that these agreements will not be breached, or that we will have adequate remedies for any breach, or that our unpatented trade secrets and proprietary technological expertise will not otherwise become known or be independently discovered by competitors.

Failure to obtain or maintain patent protection, failure to protect trade secrets, third-party claims against our patents, trade secrets, or proprietary rights or our involvement in disputes over our patents, trade secrets, or proprietary rights, including involvement in litigation, could divert our efforts and attention from other aspects of our business and have a substantial negative effect on our results of operations and financial condition.

We may not be able to protect our intellectual property in countries outside of the United States.

Intellectual property law outside the United States is uncertain and, in many countries, is currently undergoing review and revisions. The laws of some countries do not protect our patent and other intellectual property rights to the same extent as United States laws. Third parties may attempt to oppose the issuance of patents to us in foreign countries by initiating opposition proceedings. Opposition proceedings against any of our patent filings in a foreign country could have an adverse effect on our corresponding patents that are issued or pending in the United States. It may be necessary or useful for us to participate in proceedings to determine the validity of our patents or our competitors’ patents that have been issued in countries other than the United States. This could result in substantial costs, divert our efforts and attention from other aspects of our business, and could have a material adverse effect on our results of operations and financial condition.

Changes to United States patent law may have a material adverse effect on our intellectual property rights.

The Leahy-Smith America Invents Act, or AIA, which was signed into law in 2011, significantly changes United States patent law. It may take some time to establish what the law means, since it is just being interpreted by the lower courts, Federal Circuit Courts of Appeal, and the Supreme Court. The effects of these decisions are still not known. The first major change is that AIA switches the United States patent system from a “first to invent” system to a “first to file” system. Now that the first to file system is in effect, there is a risk that another company may independently develop identical or similar patents at approximately the same time, and be awarded the patents instead of us. Further, for the second major change, AIA abolished interference proceedings, and establishes derivation proceedings to replace interference proceedings in all cases in which the time period for instituting an interference proceeding has not lapsed where an inventor named in an earlier application derived the claimed invention from a named inventor. Now that the derivation proceedings are in effect, there is a risk that the inventorship of any pending patent application can be challenged for reasons of derivation. The third major change is that AIA established post-grant opposition proceedings that will apply only to patent applications filed after “first to file” became effective. Post-grant opposition will enable a person who is not the patent owner to initiate proceedings in the Patent Office within nine months after the grant of a patent that can result in cancellation of a patent as invalid. In addition to AIA, recent court decisions have created uncertainty with regard to our ability to obtain and maintain patents. Therefore there is a risk that any of our patents once granted may be subject to post-grant opposition, which will increase uncertainty on the validity of any newly granted patent or may ultimately result in cancellation of the patent.

In addition, the Supreme Court has recently taken more limiting positions as to what constitutes patentable subject matter. As a result, many patents covering what were previously patentable inventions are now determined to cover inventions which are deemed non-statutory subject matter and are now invalid. As a result of this and subsequent opinions by the Court of Appeals for the Federal Circuit, the Patent Office is now applying more stringent limitations to claims in patent applications and is refusing to grant patents in areas of technology where patents were previously deemed available. Therefore there is a risk that we will be unable to acquire patents to cover our products and if such patents are granted they may subsequently be found to be invalid.

In certain countries, patent holders may be required to grant compulsory licenses, which would likely have a significant and detrimental effect on any future revenues in such country.

Many countries, including some countries in Europe, have compulsory licensing laws under which a patent owner may be compelled to grant licenses to third parties. In addition, most countries limit the enforceability of patents against government agencies or government contractors. In these countries, the patent owner may be limited to monetary relief and may be unable to enjoin infringement, which could materially diminish the value of the patent. Compulsory licensing of life-saving products is also becoming increasingly common in developing countries, either through direct legislation or international initiatives. Such compulsory licenses could be extended to our product candidates, which may limit our potential revenue opportunities, including with respect to any future revenues that may result from our product candidates.

Risks Related to Government Regulation

Even if we obtain regulatory approval for a product candidate, our products will remain subject to regulatory oversight.

Our product candidates for which we obtain regulatory approval will be subject to ongoing regulatory requirements for manufacturing, labeling, packaging, storage, advertising, promotion, record-keeping and submission of safety and other post-market information. Any regulatory approvals that we receive for our product candidates also may be subject to a REMS or the specific obligations imposed as a condition for marketing authorization by equivalent authorities in a foreign jurisdiction, limitations on the approved indicated uses for which the product may be marketed or to the conditions of approval, or contain requirements for potentially costly post-marketing testing, including Phase 4 clinical trials, and surveillance to monitor the quality, safety and efficacy of the product. For example, in the United States, the holder of an approved NDA or BLA is obligated to monitor and report adverse events and any failure of a product to meet the specifications in the NDA or BLA. The holder of an approved NDA or BLA also must submit new or supplemental applications and obtain FDA approval for certain changes to the approved product, product labeling or manufacturing process. Advertising and promotional materials must comply with the FDCA and implementing regulations and are subject to FDA oversight and post-marketing reporting obligations, in addition to other potentially applicable federal and state laws.

In addition, product manufacturers and their facilities may be subject to payment of application and program fees and are subject to continual review and periodic inspections by the FDA and other regulatory authorities for compliance with cGMP requirements and adherence to commitments made in the NDA, BLA or foreign marketing application. If we or a regulatory authority discover previously unknown problems with a product, such as adverse events of unanticipated severity or frequency, or problems with the facility where the product is manufactured, or if a regulatory authority disagrees with the promotion, marketing or labeling of our product, a regulatory authority may impose restrictions relative to that product, the manufacturing facility or us, including requiring recall or withdrawal of the product from the market or suspension of manufacturing.

If we fail to comply with applicable regulatory requirements for any product candidate following approval, a regulatory authority may:

●	issue a warning or untitled letter asserting that we are in violation of the law;
●	seek an injunction or impose administrative, civil or criminal penalties or monetary fines;
●	suspend or withdraw regulatory approval;
●	suspend any ongoing clinical trials;
●	refuse to approve a pending BLA or comparable foreign marketing application (or any supplements thereto) submitted by us or our strategic partners;
●	restrict the marketing or manufacturing of the product;

●	seize or detain the product or otherwise demand or require the withdrawal or recall of the product from the market;
●	refuse to permit the import or export of products;
●	request and publicize a voluntary recall of the product; or
●	refuse to allow us to enter into supply contracts, including government contracts.

Any government enforcement action or investigation of alleged violations of law could require us to expend significant time and resources in response and could generate negative publicity. The occurrence of any event or penalty described above may inhibit our ability to commercialize our product candidates and adversely affect our business, financial condition, results of operations and prospects.

We may be subject, directly or indirectly, to federal and state healthcare fraud and abuse laws, false claims laws and health information privacy and security laws. If we are unable to comply, or have not fully complied, with such laws, we could face substantial penalties.

In the United States, the research, manufacturing, distribution, sale, and promotion of drugs and biologic products are subject to regulation by various federal, state, and local authorities, including the FDA, CMS, other divisions HHS (e.g., the Office of Inspector General), the United States Department of Justice offices of the United States Attorney, the Federal Trade Commission and state and local governments. Our operations are directly, or indirectly through our prescribers, customers and purchasers, subject to various federal and state fraud and abuse laws and regulations, including the federal AKS, the federal civil and criminal FCA, the Physician Payments Sunshine Act and regulations and equivalent provisions in other countries. In addition, we may be subject to patient privacy laws by both the federal government and the states in which we conduct our business.

State and federal regulatory and enforcement agencies continue actively to investigate violations of health care laws and regulations, and the United States Congress continues to strengthen the arsenal of enforcement tools. Most recently, the Bipartisan Budget Act of 2018 increased the criminal and civil penalties that can be imposed for violating certain federal health care laws, including the AKS. Enforcement agencies also continue to pursue novel theories of liability under these laws. Government agencies have recently increased regulatory scrutiny and enforcement activity with respect to programs supported or sponsored by pharmaceutical companies, including reimbursement and co-pay support, funding of independent charitable foundations and other programs that offer benefits for patients. Several investigations into these programs have resulted in significant civil and criminal settlements.

Because of the breadth of these laws and the narrowness of the statutory exceptions and safe harbors available, it is possible that some of our business activities could be subject to challenge under one or more of such laws. If our operations are found to be in violation of any of the laws described above or any other government regulations that apply to us, we may be subject to penalties, including civil and criminal penalties, damages, fines, exclusion from participation in government health care programs, such as Medicare and Medicaid, imprisonment and the curtailment or restructuring of our operations, any of which could adversely affect our ability to operate our business and our results of operations. Even if we are not determined to have violated these laws, government investigations into these issues typically require the expenditure of significant resources and generate negative publicity, which could harm our financial condition and divert the attention of our management from operating our business.

Further, in the event we determine to operate in foreign jurisdictions, including conducting clinical trials, we will need to comply with the United States Foreign Corrupt Practices Act of 1977, or FCPA. The FCPA prohibits a corporation, including its subsidiaries, third-party contractors, distributors, consultants and employees, from corruptly making or offering to make payments to foreign officials for the purpose of obtaining or enhancing business. Under the law, “foreign officials” include employees of health systems operated by government entities. The FCPA also establishes specific record-keeping and internal accounting controls. Violations of the FCPA can result in the imposition of civil penalties or criminal prosecution. Failure to comply with the FCPA will adversely affect our business.

In addition to the FCPA, we will also need to comply with the foreign government laws and regulations of each individual country in which any therapy centers that we may establish are located and products are to be distributed and sold. These regulations vary in complexity and can be as stringent, and on occasion even more stringent, than FDA regulations in the United States. Due to the fact that there are new and emerging stem cell and cell therapy regulations that have recently been drafted and/or implemented in various countries around the world, the application and subsequent implementation of these new and emerging regulations have little to no precedence. Therefore, the level of complexity and stringency is not always precisely understood today for each country, creating greater uncertainty for the international regulatory process. Furthermore, there can be no guarantee that laws and regulations will not be implemented, amended and/or reinterpreted in a way that will negatively affect our business. Likewise, there can be no assurance that we will be able, or will have the resources, to maintain compliance with all such healthcare laws and regulations. Failure to comply with such healthcare laws and regulations, as well as the costs associated with such compliance or with enforcement of such healthcare laws and regulations, may have a material adverse effect on our operations or may require restructuring of our operations or impair our ability to operate profitably.

Our employees, principal investigators, medical institutions, consultants, advisors and commercial partners may engage in misconduct or other improper activities, including non-compliance with regulatory standards and requirements.

We are exposed to the risk of fraud or other misconduct by our employees, principal investigators, medical institutions, consultants, advisors and commercial partners, including contract laboratories, and CROs. Misconduct by these parties could include intentional failures to comply with FDA regulations or the regulations applicable in other jurisdictions, provide accurate information to the FDA and other regulatory authorities, comply with healthcare fraud and abuse laws and regulations in the United States and abroad, report financial information or data accurately or disclose unauthorized activities to us.

We may not independently conduct all aspects of our product candidate research and preclinical and clinical testing and product candidate manufacturing. If we rely on third parties, including CROs, medical institutions, and contract laboratories to monitor and manage data for our ongoing preclinical and clinical programs, we will still maintain responsibility for ensuring their activities are conducted in accordance with the applicable study protocol, legal, regulatory and scientific standards. We and our third-party vendors will be required to comply with current cGMP, GCP, and GLP requirements, which are a collection of laws and regulations enforced by the FDA, the EU and comparable foreign authorities for all of our product candidates in clinical development.

In addition, sales, marketing and business arrangements in the healthcare industry are subject to extensive laws and regulations intended to prevent fraud, misconduct, kickbacks, self-dealing and other abusive practices. These laws and regulations restrict or prohibit a wide range of pricing, discounting, marketing and promotion, sales commission, customer incentive programs and other business arrangements. Such misconduct also could involve the improper use of information obtained in the course of clinical trials or interactions with the FDA or other regulatory authorities, which could result in regulatory sanctions and cause serious harm to our reputation.

The precautions we take to detect and prevent employee and third-party misconduct may not be effective in controlling unknown or unmanaged risks or losses or in protecting us from government investigations or other actions or lawsuits stemming from a failure to comply with these laws or regulations. If any such actions are instituted against us, and we are not successful in defending ourselves or asserting our rights, those actions could have a significant impact on our business, financial condition, results of operations and prospects, including the imposition of significant fines or other sanctions.

The failure to receive regulatory approvals for our cell therapy product candidates would likely have a material and adverse effect on our business and prospects.

To date, we have not received regulatory approval to market any of our product candidates in any jurisdiction. If we seek approval of any of our cell therapy product candidates, we will be required to submit to the FDA and potentially other regulatory authorities extensive pre-clinical and clinical data supporting its safety and efficacy, as well as information about the manufacturing process and to undergo inspection of our manufacturing facility or other contract manufacturing facilities, among other things. The process of obtaining FDA and other regulatory approvals is expensive, generally takes many years and is subject to numerous risks and uncertainties, particularly with complex and/or novel product candidates such as our cell-based product candidates. Changes in regulatory approval requirements or policies may cause delays in the approval or rejection of an application or may make it easier for our competitors to gain regulatory approval to enter the marketplace. Ultimately, the FDA and other regulatory agencies have substantial discretion in the approval process and may refuse to accept any application or may decide that our product candidate data are insufficient for approval without the submission of additional preclinical, clinical or other studies. In addition, varying agency interpretations of the data obtained from preclinical and clinical testing could delay, limit or prevent regulatory approval of a product candidate. Any difficulties or failures that we encounter in securing regulatory approval for our product candidates would likely have a substantial adverse impact on our ability to generate product sales, and could make any search for a collaborative partner more difficult. Similarly, any regulatory approval we ultimately obtain may be limited or subject to restrictions or post-approval commitments that render the approved product not commercially viable.

If we are unable to conduct clinical studies in accordance with regulations and accepted standards, we may be delayed in receiving, or may never receive, regulatory approvals of our product candidates from the FDA and other regulatory authorities.

To obtain marketing approvals for our product candidates in the United States and abroad, we must, among other requirements, complete adequate and well-controlled clinical trials sufficient to demonstrate to the FDA and other regulatory bodies that the product candidate is safe and effective for each indication for which approval is sought. If the FDA finds that patients enrolled in the trial are or would be exposed to an unreasonable and significant risk of illness or injury, due to, among other things, occurrence of a serious adverse event in an ongoing clinical trial, the FDA can place one or more of our clinical trials on hold. If safety concerns develop, we may, or the FDA or an institutional review board may require us to, stop the affected trials before completion.

The completion of our clinical trials also may be delayed or terminated for a number of other reasons, including if:

●	third-party clinical investigators do not perform the clinical trials on the anticipated schedule or consistent with the clinical trial protocol, good clinical practices required by the FDA and other regulatory requirements, or other third parties do not perform data collection and analysis in a timely or accurate manner;

●	inspections of clinical trial sites by the FDA or other regulatory authorities reveal violations that require us to undertake corrective action, suspend or terminate one or more sites, or prohibit use of some or all of the data in support of marketing applications; or

●	the FDA or one or more institutional review boards suspends or terminates the trial at an investigational site, or precludes enrollment of additional subjects.

Our development costs will increase if there are material delays in our clinical trials, or if we are required to modify, suspend, terminate or repeat a clinical trial. If we are unable to conduct our clinical trials properly, we may never receive regulatory approval to market our product candidates.

Health care companies have been the subjects of federal and state investigations, and we could become subject to investigations in the future.

Both federal and state government agencies have heightened civil and criminal enforcement efforts. There are numerous ongoing investigations of health care companies, as well as their executives and managers. In addition, amendments to the federal FCA, including under healthcare reform legislation, have made it easier for private parties to bring “qui tam” (or whistleblower) lawsuits against companies under which the whistleblower may be entitled to receive a percentage of any money paid to the government. The FCA provides, in part, that an action can be brought against any person or entity that has knowingly presented, or caused to be presented, a false or fraudulent request for payment from the federal government, or who has made a false statement or used a false record to get a claim approved. The government has taken the position that claims presented in violation of the federal AKS, Stark Law or other healthcare-related laws, including laws enforced by the FDA, may be considered a violation of the FCA. Penalties include substantial fines for each false claim, plus three times the amount of damages that the federal government sustained because of the act of that person or entity and/or exclusion from the Medicare program. In addition, a majority of states have adopted similar state whistleblower and false claims provisions.

We are not aware of any government investigations involving any of our facilities or management. While we believe that we are in compliance with applicable governmental healthcare laws and regulations, any future investigations of our business or executives could cause us to incur substantial costs, and result in significant liabilities or penalties, as well as damage to our reputation.

It is uncertain to what extent the government, private health insurers and third-party payors will approve coverage or provide reimbursement for the therapies and products to which our services relate. Availability for such reimbursement may be further limited by reductions in Medicare, Medicaid and other federal healthcare program funding in the United States.

To the extent that health care providers cannot obtain coverage or reimbursement for our products and therapies, they may elect not to provide such products and therapies to their patients and, thus, may not need our services. Further, as cost containment pressures are increasing in the health care industry, government and private payors may adopt strategies designed to limit the amount of reimbursement paid to health care providers.

Similarly, the trend toward managed health care and bundled pricing for health care services in the United States, could significantly influence the purchase of healthcare products and services, resulting in lower prices and reduced demand for our therapeutic products under development.

We may directly or indirectly receive revenues from federal health care programs, such as Medicare. Federal health care programs are subject to changes in coverage and reimbursement rules and procedures, including retroactive rate adjustments. These contingencies could materially decrease the range of services covered by such programs or the reimbursement rates paid directly or indirectly for our products and services. To the extent that any health care reform favors the reimbursement of other therapies over our therapeutic products under development, such reform could affect our ability to sell our services, which may have a material adverse effect on our revenues.

The limitation on reimbursement available from private and government payors may reduce the demand for, or the price of, our products and services, which could have a material adverse effect on our revenues. Additional legislation or regulation relating to the health care industry or third-party coverage and reimbursement may be enacted in the future which could adversely affect the revenues generated from the sale of our products and services.

Furthermore, there has been a trend in recent years towards reductions in overall funding for Medicare, Medicaid and other federal health care programs. There has also been an increase in the number of people who are not eligible for or enrolled in Medicare, Medicaid or other governmental programs. The reduced funding of governmental programs could have a negative impact on the demand for our services to the extent it relates to products and services which are reimbursed by government and private payors.

Unintended consequences of healthcare reform in the United States may adversely affect our business.

The healthcare industry is undergoing fundamental changes resulting from political, economic and regulatory influences. In the United States, the PPACA was signed into law in 2010 under the Obama administration. By implementing comprehensive reforms, the law seeks to, among other things, increase access to healthcare for the uninsured and control the escalation of healthcare expenditures within the economy. While we do not believe this law will have a direct impact on our business, the law requires the adoption of various implementing regulations, which may have unintended consequences or indirectly impact our business.

In addition, other legislative changes have been adopted since the PPACA was enacted. These changes include aggregate reductions in Medicare payments to providers of 2% per fiscal year, which went into effect on April 1, 2013 and, following passage of the Bipartisan Budget Act of 2018, will remain in effect through 2027 unless additional Congressional action is taken. In January 2013, President Obama signed into law the American Taxpayer Relief Act of 2012, which, among other things, further reduced Medicare payments to several types of providers and increased the statute of limitations period for the government to recover overpayments to providers from three to five years. These laws may result in additional reductions in Medicare and other health care funding, which could impact our business.

Healthcare reform measures that may be adopted in the future, may result in more rigorous coverage criteria and decreased reimbursement. Under the Trump administration, Congress has passed certain legislation to alter the PPACA. In addition, Congress and select states have proposed legislation to alter and/or repeal the PPACA and/or transform certain aspects of existing federal and state health programs. The implementation of cost containment measures or other healthcare reforms may prevent us from being able to generate revenue, attain profitability or commercialize our product candidates. It is difficult to predict how enforcement initiatives under the PPACA and/or additional legislation or regulation enacted in the future may impact our business. If the PPACA and/or additional legislation or regulation enacted in the future cause such unintended consequences or indirect impact, they could have a material adverse effect on our business, financial condition and results of operations.

Competitor companies or hospitals in the European Union, or EU, may be able to take advantage of EU rules permitting sales of unlicensed medicines for individual patients to sell competing products without a marketing authorization.

The EU medicines rules allow individual member states to permit the supply of a medicinal product without a marketing authorization to fulfill special needs, where the product is supplied in response to a bona fide unsolicited order, formulated in accordance with the specifications of a healthcare professional and for use by an individual patient under his direct personal responsibility. This may, in certain countries, also apply to products manufactured in a country outside the EU and imported to treat specific patients or small groups of patients. In addition, advanced therapy medicinal products do not need a marketing authorization if they are prepared on a non-routine basis and are used within the same EU member state in a hospital in accordance with a medical prescription for an individual patient.

These exemptions could allow our competitors to make sales in the EU without having obtained a marketing authorization and without undergoing the expense of clinical trials, especially if those competitors have cell processing facilities in the relevant EU member state. Similarly, certain hospitals may be able to compete with us on the basis of these rules.

Risks Related to Our Common Stock

We pay no dividends.

We have never paid cash dividends in the past, and currently do not intend to pay any cash dividends in the foreseeable future.

There is at present only a limited market for our common stock and there is no assurance that an active trading market for our common stock will develop.

Although our common stock is quoted on the OTCQB market from time to time, the market for our common stock is extremely limited. Trading prices and volumes on the OTCQB market are thin and erratic. We cannot predict at what price our shares will trade and there can be no assurance that an active market for our shares will develop or, if developed, will be sustained. The volume traded at any one time can be limited, and as a result, there may not be a liquid trading market for our shares. In addition, although there have been market makers in our shares, we cannot assure that these market makers will continue to make a market in our shares or that other factors outside of our control will not cause them to stop market making in our shares. Making a market in shares involves maintaining bid and ask quotations and being able to effect transactions in reasonable quantities at those quoted prices, subject to various securities laws and other regulatory requirements. Furthermore, the development and maintenance of a public trading market depends upon the existence of willing buyers and sellers, the presence of which is not within our control or that of any market maker. Market makers are not required to maintain a continuous two-sided market, are required to honor firm quotations for only a limited number of shares, and are free to withdraw firm quotations at any time. Even with a market maker, factors such as our past losses from operations and the small size of our company mean that there can be no assurance of an active and liquid market for our shares developing in the foreseeable future. Even if a market develops, we cannot assure that a market will continue, or that stockholders will be able to resell their shares at any price.

Our common stock is classified as a “penny stock”; the restrictions of the penny stock regulations of the Securities and Exchange Commission, or SEC, may result in less liquidity for our common stock.

The SEC has adopted regulations which define a “penny stock” to be any equity security that has a market price (as therein defined) of less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exceptions. Based upon the last reported sale price of our common stock on the OTCQB market on March 27, 2019, as of such date, our common stock was a “penny stock”. For any transactions involving a penny stock, unless exempt, the rules require the delivery, prior to any transaction involving a penny stock by a retail customer, of a disclosure schedule prepared by the SEC relating to the penny stock market. Disclosure is also required to be made about commissions payable to both the broker/dealer and the registered representative and current quotations for the securities. Finally, monthly statements are required to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks. If the market price for shares of our common stock remains below $5.00, and we do not satisfy any of the exceptions to the SEC’s definition of penny stock, our common stock will continue to be classified as a penny stock. If such classification should remain in place, as a result of the penny stock restrictions, brokers or potential investors may be reluctant to trade in our securities, which may result in less liquidity for our common stock.

Because state securities laws may limit secondary trading, stockholders may be restricted as to the states in which they can sell their shares.

Because state securities laws may limit secondary trading, stockholders may be restricted as to the states in which they can sell their shares. Stockholders may not be able to resell them in any state unless and until the shares are qualified for secondary trading under the applicable securities laws of such state or there is confirmation that an exemption, such as listing in certain recognized securities manuals, is available for secondary trading in such state. There can be no assurance that we will be successful in registering or qualifying our shares for secondary trading, or identifying an available exemption for secondary trading in such shares in every state. If we fail to register or qualify, or to obtain or verify an exemption for the secondary trading of, our shares in any particular state, the shares could not be offered or sold to, or purchased by, a resident of that state. In the event that a significant number of states refuse to permit secondary trading in our shares, the market for the shares will be limited, which could drive down the market price of the shares and reduce the liquidity of the shares and a stockholder’s ability to resell the shares at all or at current market prices.

Stockholders who hold unregistered shares of our common stock are subject to resale restrictions pursuant to Rule 144 due to our former status as a “shell company”.

We previously were a “shell company” pursuant to Rule 144, promulgated under the Securities Act of 1933, as amended, or Rule 144, and, as such, sales of our securities pursuant to Rule 144 cannot be made unless, among other things, we continue to remain subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, or the Exchange Act, and we file all of our required periodic reports with the SEC under the Exchange Act. Because our unregistered securities cannot be sold pursuant to Rule 144 unless we continue to meet such requirements, any unregistered securities we sell in the future or issue to consultants or employees, in consideration for services rendered or for any other purpose, will have no liquidity unless we continue to comply with such requirements. As a result, it may be more difficult for us to obtain financing to fund our operations and pay our consultants and employees with our securities instead of cash.

We have incurred, and will continue to incur, increased costs as a result of being an SEC reporting company.

The Sarbanes-Oxley Act of 2002, as well as a variety of related rules implemented by the SEC, have required changes in corporate governance practices and generally increased the disclosure requirements of public companies. As a reporting company, we incur significant legal, accounting and other expenses in connection with our public disclosure and other obligations. Based upon SEC regulations currently in effect, we are required to establish, evaluate and report on our internal control over financial reporting. We believe that compliance with the myriad of rules and regulations applicable to reporting companies and related compliance issues will require a significant amount of time and attention from our management.

Our stock price may fluctuate significantly and be highly volatile and this may make it difficult for a stockholder to resell shares of our common stock at the volume, prices and times the stockholder finds attractive.

The market price of our common stock may be subject to significant fluctuations and be highly volatile, which may make it difficult for a stockholder to resell shares of our common stock at the volume, prices and times the stockholder finds attractive. There are many factors that will impact our stock price and trading volume, including, but not limited to, the factors listed above under “Risks Related to Our Business Generally”, “Risks Related to Our Cell Therapy Product Development Efforts”, “Risks Related to Our Intellectual Property”, “Risks Related to Government Regulation”, and “Risks Related to Our Common Stock.”

Stock markets, in general, experience significant price and volume volatility, and the market price of our common stock may continue to be subject to such market fluctuations that may be unrelated to our operating performance and prospects. Increased market volatility and fluctuations could result in a substantial decline in the market price of our common stock.

There may be future issuances or resales of our common stock which may materially and adversely dilute stockholders’ ownership interest and affect the market price of our common stock.

We are not restricted from issuing additional shares of our common stock in the future, including securities convertible into, or exchangeable or exercisable for, shares of our common stock. Our issuance of additional shares of common stock in the future will dilute the ownership interests of our then existing stockholders.

We have effective registration statements on Form S-8 under the Securities Act registering an aggregate of 10,000,000 shares of our common stock issuable under our 2010 Equity Participation Plan, or the Plan. As of March 20, 2019, options to purchase 4,750,868 shares of our common stock were outstanding under the Plan. In addition, as of such date, 45,000 shares of common stock were issued as restricted stock pursuant to the Plan and 5,204,132 shares were reserved for future grants under the Plan. The shares issuable pursuant to the registration statements on Form S-8 will be freely tradable in the public market, except for shares held by affiliates.

The sale of a substantial number of shares of our common stock or securities convertible into, or exchangeable or exercisable for, shares of our common stock, whether directly by us in future offerings or by our existing stockholders in the secondary market, the perception that such issuances or resales could occur or the availability for future issuances or resale of shares of our common stock or securities convertible into, or exchangeable or exercisable for, shares of our common stock could materially and adversely affect the market price of our common stock and our ability to raise capital through future offerings of equity or equity-related securities on attractive terms or at all.

In addition, our Board of Directors is authorized to designate and issue preferred stock without further stockholder approval, and we may issue other equity and equity-related securities that are senior to our common stock in the future for a number of reasons, including, without limitation, to support operations and growth, and to comply with any future changes in regulatory standards.

Our principal stockholders currently own a substantial number of shares of our common stock and have the power to significantly influence the vote on all matters submitted to a vote of our stockholders.

As of March 19, 2019, Dale Broadrick beneficially owned 3,161,452 shares of our common stock (including 1,000,000 shares of our common stock issuable pursuant to a currently exercisable warrant), representing 20.2% of the outstanding shares of our common stock. In addition, as of March 19, 2019, John M. Desmarais, one of our directors, beneficially owned 2,029,574 shares of our common stock (including 1,536,176 shares of our common stock issuable pursuant to currently exercisable options and warrants), representing 12.6% of the outstanding shares of our common stock. Further, as of March 19, 2019, SCG Capital, LLC, or SCG, and Steven Geduld beneficially owned 1,537,817 shares of common stock (including 768,060 shares of our common stock issuable pursuant to currently exercisable warrants and a currently convertible note), representing 9.99% of the outstanding shares of our common stock. Moreover, as of March 19, 2019, Westbury (Bermuda), Ltd., or Westbury, beneficially owned 1,151,661 shares of our common stock (including 199,182 shares of our common stock issuable pursuant to currently exercisable warrants), representing 7.8% of the outstanding shares of our common stock.

Mr. Broadrick, Mr. Desmarais, SCG/Mr. Geduld and Westbury, through their beneficial ownership of our common stock, have the power to significantly influence the vote on all matters submitted to a vote of our stockholders, including the election of directors, amendments to our certificate of incorporation or bylaws, mergers or other business combination transactions and certain sales of assets outside the usual and regular course of business. The interests of Mr. Broadrick, Mr. Desmarais, SCG/Steven Geduld and Westbury may not coincide with the interests of our other stockholders, and they could take actions that advance their own interests to the detriment of our other stockholders.

Anti-takeover provisions and the regulations to which we may be subject may make it more difficult for a third party to acquire control of us, even if the change in control would be beneficial to our stockholders.

We are incorporated in Delaware. Anti-takeover provisions in Delaware law and our certificate of incorporation and bylaws could make it more difficult for a third party to acquire control of us and may prevent stockholders from receiving a premium for their shares of common stock. Our certificate of incorporation provides that our Board of Directors may issue up to 20,000,000 shares of preferred stock, in one or more series, without stockholder approval and with such terms, preferences, rights and privileges as the Board of Directors may deem appropriate. These provisions and other factors may hinder or prevent a change in control, even if the change in control would be beneficial to, or sought by, our stockholders.

In the event that a significant amount of our outstanding debt is converted into equity, the percentage ownership of existing stockholders will be substantially diluted.

As of March 19, 2019, we had outstanding indebtedness in the amount of $6,375,537. All or a significant amount of such debt may be converted into equity. In the event of any such conversion, the percentage ownership of existing stockholders will be substantially diluted.

We are an emerging growth company, and we cannot be certain if the reduced reporting requirements applicable to emerging growth companies will make our common stock less attractive to investors.

We are an emerging growth company, as defined in The Jumpstart Our Business Startups Act, or the JOBS Act. For as long as we continue to be an emerging growth company, we may take advantage of exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies, including not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in this 10-K and our periodic reports and proxy statements and exemptions from the requirements of holding nonbinding advisory votes on executive compensation and stockholder approval of any golden parachute payments not previously approved. We could remain as an emerging growth company until December 31, 2020, although circumstances could cause us to lose that status earlier.

Even after we no longer qualify as an emerging growth company, we may still qualify as a “smaller reporting company” which would allow us to take advantage of many of the same exemptions from disclosure requirements including not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act and reduced disclosure obligations regarding executive compensation. We cannot predict whether investors will find our common stock less attractive because we may rely on these exemptions. If some investors find our common stock less attractive as a result, there may be a less active trading market for our common stock and warrants and the prices for our securities may be more volatile.

ITEM 8.	FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA
BIORESTORATIVE THERAPIES, INC. & SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

BioRestorative Therapies, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of BioRestorative Therapies, Inc. (the “Company”) as of December 31, 2018 and 2017, the related consolidated statements of operations, changes in stockholders’ deficiency and cash flows for each of the two years in the period ended December 31, 2018, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2018, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Explanatory Paragraph – Going Concern

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As more fully described in Note 2, the Company has a significant working capital deficiency, has incurred significant losses and needs to raise additional funds to meet its obligations and sustain its operations. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Marcum LLP

Marcum llp

We have served as the Company’s auditor since 2011.

New York, NY

March 29, 2019

F-1

BIORESTORATIVE THERAPIES, INC. & SUBSIDIARIES

Consolidated Balance Sheets

	December 31,
	2018	2017
Assets
Current Assets:
Cash	$117,523	$451,680
Accounts receivable	29,000	38,000
Prepaid expenses and other current assets	34,464	30,030
Total Current Assets	180,987	519,710
Property and equipment, net	175,235	327,847
Intangible assets, net	814,059	888,950
Security deposit	22,100	22,100
Total Assets	$1,192,381	$1,758,607

Liabilities and Stockholders’ Deficiency

Current Liabilities:
Accounts payable	$1,893,827	$2,454,944
Accrued expenses and other current liabilities	2,302,176	1,885,551
Accrued interest	338,619	329,166
Current portion of notes payable, net of debt discount of $936,866 and $336,229 at December 31, 2018 and 2017, respectively	3,625,659	3,467,568
Derivative liabilities	1,094,607	216,073
Total Current Liabilities	9,254,888	8,353,302
Accrued expenses, non-current portion	36,500	38,000
Accrued interest, non-current portion	18,137	9,591
Notes payable, non-current portion, net of debt discount of $75,497 and $1,256 at December 31, 2018 and 2017, respectively	523,894	194,282
Total Liabilities	9,833,419	8,595,175

Commitments and contingencies

Stockholders’ Deficiency:
Preferred stock, $0.01 par value; Authorized, 20,000,000 shares; None issued and outstanding at December 31, 2018 and 2017	-	-
Common stock, $0.001 par value; Authorized, 75,000,000 shares; Issued and outstanding 11,728,394 and 6,112,473 shares at December 31, 2018 and 2017, respectively	11,728	6,112
Additional paid-in capital	55,269,490	44,561,773
Accumulated deficit	(63,922,256)	(51,404,453)
Total Stockholders’ Deficiency	(8,641,038)	(6,836,568)
Total Liabilities and Stockholders’ Deficiency	$1,192,381	$1,758,607

See Notes to these Consolidated Financial Statements

F-2

BIORESTORATIVE THERAPIES, INC. & SUBSIDIARIES

Consolidated Statements of Operations

	For The Years Ended
	December 31,
	2018	2017

Revenues	$111,000	$81,000

Operating Expenses
Marketing and promotion	352,204	65,455
Consulting	1,870,829	2,334,212
Research and development	1,513,150	2,152,433
General and administrative	4,022,469	3,903,184

Total Operating Expenses	7,758,652	8,455,284

Loss From Operations	(7,647,652)	(8,374,284)

Other Expense
Interest expense	(932,187)	(468,107)
Amortization of debt discount	(2,289,591)	(619,266)
Loss on extinguishment of notes payable, net	(1,415,950)	(59,938)
Change in fair value of derivative liabilities	(229,323)	107,039
Warrant modification expense	(3,100)	(30,099)

Total Other Expense	(4,870,151)	(1,070,371)

Net Loss	$(12,517,803)	$(9,444,655)

Net Loss Per Share
- Basic and Diluted	$(1.64)	$(1.74)

Weighted Average Number of Common Shares Outstanding
- Basic and Diluted	7,630,112	5,422,389

See Notes to these Consolidated Financial Statements

F-3

BIORESTORATIVE THERAPIES, INC. & SUBSIDIARIES

Consolidated Statements of Changes in Stockholders’ Deficiency

For the Years Ended December 31, 2018 and 2017

			Additional
	Common Stock		Paid-In	Accumulated
	Shares	Amount	Capital	Deficit	Total

Balance - December 31, 2016	4,699,035	$4,699	$36,954,817	$(41,959,798)	$(5,000,282)

Shares and warrants issued for cash	361,335	361	1,083,639	-	1,084,000

Exercise of warrants for purchase of common stock	460,625	461	995,789	-	996,250

Conversion of notes payable and accrued interest into common stock	243,441	243	524,291	-	524,534

Shares and warrants issued in exchange for notes payable and accrued interest	132,082	132	421,170	-	421,302

Shares and warrants issued in satisfaction of accrued services	165,002	165	588,427	-	588,592

Shares and warrants issued or modified and recorded as debt discount in connection with notes payable	40,953	41	257,015	-	257,056

Reclassification of derivative liabilities to equity	-	-	9,019	-	9,019

Beneficial conversion features related to convertible notes payable	-	-	11,991	-	11,991

Warrant modifications	-	-	114,821	-	114,821

Stock-based compensation:
- common stock	10,000	10	19,990	-	20,000
- options and warrants	-	-	3,580,804	-	3,580,804

Net loss	-	-	-	(9,444,655)	(9,444,655)

Balance - December 31, 2017	6,112,473	$6,112	$44,561,773	$(51,404,453)	$(6,836,568)

Shares and warrants issued for cash	70,000	70	99,930	-	100,000

Exercise of warrants for purchase of common stock	207,084	207	413,961	-	414,168

Shares and warrants issued in satisfaction of accrued services	75,250	75	80,113	-	80,188

Conversion of notes payable and accrued interest into common stock	97,424	97	110,539	-	110,636

Shares issued in exchange of notes payable and accrued interest	5,031,914	5,033	7,210,333	-	7,215,366

Shares and warrants issued or modified and recorded as debt discount in connection with notes payable issuances or extensions	99,249	99	384,336	-	384,435

Beneficial conversion features related to convertible notes payable	-	-	69,394	-	69,394

Warrant modifications	-	-	3,100	-	3,100

Reclassification of derivative liabilities to equity	-	-	105,187	-	105,187

Stock-based compensation:
- common stock	35,000	35	52,465	-	52,500
- options and warrants	-	-	2,178,359	-	2,178,359

Net loss	-	-	-	(12,517,803)	(12,517,803)

Balance - December 31, 2018	11,728,394	$11,728	$55,269,490	$(63,922,256)	$(8,641,038)

See Notes to these Consolidated Financial Statements

F-4

BIORESTORATIVE THERAPIES, INC. & SUBSIDIARIES

Consolidated Statements of Cash Flows

	For The Years Ended
	December 31,
	2018	2017
Cash Flows From Operating Activities
Net loss	$(12,517,803)	$(9,444,655)
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization of debt discount	2,289,591	619,266
Accretion of interest expense	624,041	206,284
Depreciation and amortization	240,372	259,259
Stock-based compensation	2,399,385	3,600,804
Loss on extinguishment of note payables, net	1,415,950	59,938
Gain (loss) on settlement of payables	(2,812)	100,895
Change in fair value of derivative liabilities	229,323	(107,039)
Consulting services provided in exchange for notes payable	260,000	-
Warrant modification expense	3,100	30,099
Changes in operating assets and liabilities:
Accounts receivable	9,000	(32,000)
Prepaid expenses and other current assets	(4,434)	5,548
Security deposit	-	12,076
Accounts payable	(516,117)	185,963
Accrued interest, expenses and other current liabilities	465,775	649,741

Total Adjustments	7,413,174	5,590,834

Net Cash Used In Operating Activities	(5,104,629)	(3,853,821)

Cash Flows From Investing Activities
Purchases of property and equipment	(12,869)	(3,617)

Net Cash Used In Investing Activities	(12,869)	(3,617)

Cash Flows From Financing Activities
Proceeds from notes payable	5,057,475	2,542,222
Repayments of notes payable	(863,302)	(330,176)
Advances from officers and a family member of an officer	38,500	43,515
Repayments of advances from officers, a director and a family member of an officer	(38,500)	(58,515)
Proceeds from exercise of warrants	414,168	996,250
Sales of common stock and warrants for cash	175,000	1,084,000

Net Cash Provided By Financing Activities	4,783,341	4,277,296

Net (Decrease) Increase In Cash	(334,157)	419,858

Cash - Beginning	451,680	31,822

Cash - Ending	$117,523	$451,680

See Notes to these Consolidated Financial Statements

F-5

BIORESTORATIVE THERAPIES, INC. & SUBSIDIARIES

Consolidated Statements of Cash Flows - Continued

	For The Years Ended
	December 31,
	2018	2017
Supplemental Disclosures of Cash Flow Information:
Cash paid during the period for:
Interest	$44,787	$17,538

Non-cash investing and financing activities:
Warrant modifications	$3,100	$114,821
Shares and warrants issued or modified and recorded as debt discount in connection with notes payable issuances or extensions	$384,435	$257,056
Shares issued in exchange for notes payable and accrued interest	$7,215,366	$421,302
Conversion of notes payable and accrued interest into common stock	$110,636	$524,534
Shares and warrants issued in satisfaction of accrued consulting and director services	$80,188	$588,592
Reclassification of derivative liabilities to equity	$105,187	$9,019
Bifurcated embedded conversion options recorded as debt discount	$3,181,376	$332,131
Beneficial conversion features recorded as debt discount	$69,394	$11,991
Consulting services provided in exchange for notes payable	$260,000	$-
Sale of warrants recorded as derivative liabilities	$75,000	$-
Warrants and options issued for consulting services recorded as derivative liabilities	$168,526	$-
Write-offs of fully depreciated property recorded as derivative liabilities and equipment	$101,423	$-

See Notes to these Consolidated Financial Statements

F-6

BIORESTORATIVE THERAPIES, INC. & SUBSIDIARIES

Notes to Consolidated Financial Statements

Note 1 – Business Organization and Nature of Operations

BioRestorative Therapies, Inc. has one wholly-owned subsidiary, Stem Pearls, LLC (“Stem Pearls”). Stem Cell Cayman Ltd. (“Cayman”), which was formed in the Cayman Islands as a wholly-owned subsidiary of the Company, was dissolved in March 2017. BioRestorative Therapies, Inc. and its subsidiaries are referred to collectively as “BRT” or the “Company” (See Note 3 – Summary of Significant Accounting Policies – Principles of Consolidation). BRT develops therapeutic products and medical therapies using cell and tissue protocols, primarily involving adult stem cells. BRT’s website is at www.biorestorative.com. BRT is currently developing a Disc/Spine Program referred to as “brtxDISC”. Its lead cell therapy candidate, BRTX-100, is a product formulated from autologous (or a person’s own) cultured mesenchymal stem cells collected from the patient’s bone marrow. The product is intended to be used for the non-surgical treatment of painful lumbosacral disc disorders. BRT is also engaging in research efforts with respect to a platform technology utilizing brown adipose (fat) for therapeutic purposes to treat type 2 diabetes, obesity and other metabolic disorders and has labeled this initiative its ThermoStem Program. Further, BRT has licensed a patented curved needle device that is a needle system designed to deliver cells and/or other therapeutic products or material to the spine and discs or other potential sites.

Note 2 – Going Concern and Management’s Plans

As of December 31, 2018, the Company had a working capital deficiency and a stockholders’ deficiency of $9,073,901 and $8,641,038, respectively. During the years ended December 31, 2018 and 2017, the Company incurred net losses of $12,517,803 and $9,444,655, respectively. These conditions indicate that there is substantial doubt about the Company’s ability to continue as a going concern within one year after the financial statement issuance date.

The Company’s primary source of operating funds since inception has been equity and debt financings. The Company intends to continue to raise additional capital through debt and equity financings. There is no assurance that these funds will be sufficient to enable the Company to fully complete its development activities or attain profitable operations. If the Company is unable to obtain such additional financing on a timely basis or, notwithstanding any request the Company may make, the Company’s debt holders do not agree to convert their notes into equity or extend the maturity dates of their notes, the Company may have to curtail its development, marketing and promotional activities, which would have a material adverse effect on the Company’s business, financial condition and results of operations, and ultimately the Company could be forced to discontinue its operations and liquidate.

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which contemplate continuation of the Company as a going concern and the realization of assets and satisfaction of liabilities in the normal course of business. The carrying amounts of assets and liabilities presented in the financial statements do not necessarily purport to represent realizable or settlement values. The consolidated financial statements do not include any adjustment that might result from the outcome of this uncertainty.

Subsequent to December 31, 2018, the Company has received aggregate equity financings and debt financings of $600,000 and $3,073,918, respectively, debt (inclusive of accrued interest) of $643,900 has been exchanged for common stock, $1,254,805 of debt (inclusive of accrued interest and prepayment premiums) has been repaid, and the due date for the repayment of an aggregate $155,000 of debt has been extended to December 2020. As a result, the Company expects to have the cash required to fund its operations through April 2019 while it continues to apply efforts to raise additional capital. While there can be no assurance that it will be successful, the Company is in negotiations to raise additional capital. As of the filing date of this report, the Company has notes payable with an aggregate principal balance of $107,500 which are past due. The Company is currently in the process of negotiating repayments or discussing conversions to equity with respect to one of these notes. However, there can be no assurance that the Company will be successful in repaying or converting the note. See Note 12 – Subsequent Events for additional details.

F-7

BIORESTORATIVE THERAPIES, INC. & SUBSIDIARIES

Notes to Consolidated Financial Statements

Note 3 – Summary of Significant Accounting Policies

Principles of Consolidation

The consolidated financial statements of the Company include the accounts of Cayman and Stem Pearls. All significant intercompany transactions have been eliminated in the consolidation. As discussed above, Cayman, which had no material assets, liabilities or operations (other than intercompany balances) and is no longer needed to facilitate certain financings, was dissolved in March 2017.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the dates of the financial statements and the reported amounts of revenue and expenses during the periods. The Company’s significant estimates and assumptions include the recoverability and useful lives of long-lived assets, the fair value of the Company’s stock, stock-based compensation, warrants issued in connection with notes payable, derivative liabilities and the valuation allowance related to the Company’s deferred tax assets. Certain of the Company’s estimates, including the carrying amount of the intangible assets, could be affected by external conditions, including those unique to the Company and general economic conditions. It is reasonably possible that these external factors could have an effect on the Company’s estimates and could cause actual results to differ from those estimates.

Concentrations

One license and the related royalties comprised all of the Company’s revenue during the years ended December 31, 2018 and 2017. See “Revenue Recognition” below.

During the year ended December 31, 2018, 23.1% of the Company’s debt financings were from one lender. During the year ended December 31, 2017, 30.9% and 13.7% respectively, of the Company’s debt financings were from two lenders.

Cash

The Company maintains cash in bank accounts, which, at times, may exceed Federal Deposit Insurance Corporation (“FDIC”) insured limits. The Company has not experienced any losses in such accounts, periodically evaluates the creditworthiness of the financial institutions and has determined the credit exposure to be negligible. As of December 31, 2018, the Company did not have cash balances in excess of FDIC insured limits. As of December 31, 2017, the Company had cash balances in excess of FDIC insured limits of $205,302. The Company considers all highly liquid investments with an original maturity of three months or less when purchased to be cash equivalents. As of December 31, 2018, and 2017 the Company did not have any cash equivalents.

Property and Equipment, net

Property and equipment are stated at cost, net of accumulated depreciation which is recorded commencing at the in-service date using the straight-line method at rates sufficient to charge the cost of depreciable assets to operations over their estimated useful lives, which range from 3 to 5 years. Leasehold improvements are amortized over the lesser of (a) the useful life of the asset; or (b) the remaining lease term. Maintenance and repairs are charged to operations as incurred. The Company capitalizes cost attributable to the betterment of property and equipment when such betterment extends the useful life of the assets.

Intangible Assets

Intangible assets are comprised of patents and trademarks and licenses with original estimated useful lives of 10 and 17.7 years, respectively. Once placed into service, the Company amortizes the cost of the intangible assets over their estimated useful lives on a straight-line basis.

F-8

BIORESTORATIVE THERAPIES, INC. & SUBSIDIARIES

Notes to Consolidated Financial Statements

Note 3 – Summary of Significant Accounting Policies – Continued

Impairment of Long-lived Assets

The Company reviews for the impairment of long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The Company measures the carrying amount of the asset against the estimated undiscounted future cash flows associated with it. Should the sum of the expected future net cash flows be less than the carrying value of the asset being evaluated, an impairment loss would be recognized for the amount by which the carrying value of the asset exceeds its fair value. The evaluation of asset impairment requires the Company to make assumptions about future cash flows over the life of the asset being evaluated. These assumptions require significant judgment and actual results may differ from assumed and estimated amounts. While the Company’s near-term liquidity is tight, historically the Company has been successful in raising capital as needed (although there can be no assurance that the Company will continue to be successful in raising capital as needed). The Company continues to progress its scientific agenda and meet related milestones. The Company has not identified any impairment losses at December 31, 2018 and 2017.

Revenue Recognition

The Company recognizes sublicensing and royalty revenue when all of the following have occurred: (i) persuasive evidence of an arrangement exists, (ii) the service is completed without further obligation, (iii) the sales price to the customer is fixed or determinable, and (iv) collectability is reasonably assured. In November 2015, the Company and a stem cell treatment company (“SCTC”) entered into an amendment to a January 27, 2012 license agreement between them. Pursuant to the amendment, effective November 30, 2015, the Company granted to the SCTC (i) a non-exclusive sublicense to use certain of the licensed intellectual property in one location outside the United States and (ii) a non-exclusive sublicense to use, and the right to sublicense to third parties the right to use, in certain locations in the United States, certain of the licensed intellectual property. In consideration of the sublicenses, the SCTC has agreed to pay the Company royalties on a per disc procedure basis. During the years ended December 31, 2018 and 2017, the Company recognized $111,000 and $81,000, respectively, of revenue related to the Company’s sublicense agreement.

Income Taxes

The Company recognizes deferred tax assets and liabilities for the expected future tax consequences of items that have been included or excluded in the financial statements or tax returns. Deferred tax assets and liabilities are determined on the basis of the difference between the tax basis of assets and liabilities and their respective financial reporting amounts (“temporary differences”) at enacted tax rates in effect for the years in which the temporary differences are expected to reverse.

The Company utilizes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.

Management has evaluated and concluded that there were no material uncertain tax positions requiring recognition in the Company’s consolidated financial statements as of December 31, 2018 and 2017. The Company does not expect any significant changes in its unrecognized tax benefits within twelve months of the reporting date.

The Company’s policy is to classify assessments, if any, for tax related interest as interest expense and penalties as general and administrative expenses in the consolidated statements of operations.

F-9

BIORESTORATIVE THERAPIES, INC. & SUBSIDIARIES

Notes to Consolidated Financial Statements

Note 3 – Summary of Significant Accounting Policies – Continued

Net Loss Per Common Share

Basic loss per common share is computed by dividing net loss by the weighted average number of vested common shares outstanding during the period. Diluted earnings per share reflects the potential dilution that could occur if securities or other instruments to issue common stock were exercised or converted into common stock.

The following securities are excluded from the calculation of weighted average dilutive common shares because their inclusion would have been anti-dilutive:

	December 31,
	2018		2017
Options	4,703,785		3,122,202
Warrants	3,483,403		3,435,134
Convertible notes	9,200,062	[1]	1,411,762
Total potentially dilutive shares	17,387,250		7,969,098

[1]	As of December 31, 2018, many of the convertible notes had variable conversion prices and the shares issuable were estimated based on market conditions. Pursuant to the note agreements, there were 57,019,880 shares of common stock reserved for future note conversions.

Stock-Based Compensation

The Company measures the cost of services received in exchange for an award of equity instruments based on the fair value of the award. For employees, the fair value of the award is measured on the grant date and for non-employees, the fair value of the award is generally re-measured on vesting dates and interim financial reporting dates until the service period is complete. The fair value amount is then recognized over the period during which services are required to be provided in exchange for the award, usually the vesting period. Since the shares underlying the Company’s 2010 Equity Participation Plan (the “Plan”) are registered, the Company estimates the fair value of the awards granted under the Plan based on the market value of its freely tradable common stock as reported on the OTCQB market. The fair value of the Company’s restricted equity instruments was estimated by management based on observations of the cash sales prices of both restricted shares and freely tradable shares. Awards granted to directors are treated on the same basis as awards granted to employees. Upon the exercise of an option or warrant, the Company issues new shares of common stock out of its authorized shares.

Advertising

Advertising costs are charged to operations as incurred. For the years ended December 31, 2018 and 2017, the Company incurred advertising costs of $288,986 and $26,840, respectively. Advertising expense is reflected in marketing and promotion expenses in the consolidated statements of operations.

Research and Development

Research and development expenses are charged to operations as incurred. For the years ended December 31, 2018 and 2017, the Company incurred research and development expenses of $1,513,150 and $2,152,433, respectively.

F-10

BIORESTORATIVE THERAPIES, INC. & SUBSIDIARIES

Notes to Consolidated Financial Statements

Note 3 – Summary of Significant Accounting Policies – Continued

Fair Value of Financial Instruments

The Company measures the fair value of financial assets and liabilities based on the guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820 “Fair Value Measurements and Disclosures” (“ASC 820”).

ASC 820 defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820 also establishes a fair value hierarchy, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 describes three levels of inputs that may be used to measure fair value:

Level 1 — quoted prices in active markets for identical assets or liabilities

Level 2 — quoted prices for similar assets and liabilities in active markets or inputs that are observable

Level 3 — inputs that are unobservable (for example, cash flow modeling inputs based on assumptions)

The carrying amounts of accrued liabilities approximate fair value due to the short-term nature of these instruments. The carrying amounts of our short–term credit obligations approximate fair value because the effective yields on these obligations, which include contractual interest rates, taken together with other features such as concurrent issuance of warrants, are comparable to rates of returns for instruments of similar credit risk.

See Note 11 – Derivative Liabilities for additional details regarding the valuation technique and assumptions used in valuing Level 3 inputs.

Derivative Financial Instruments

The Company evaluates its convertible instruments to determine if those contracts or embedded components of those contracts qualify as derivative financial instruments to be separately accounted for in accordance with FASB ASC 815 “Derivatives and Hedging” (“ASC 815”). The accounting treatment of derivative financial instruments requires that the Company record embedded conversion options (“ECOs”) and any related freestanding instruments at their fair values as of the inception date of the agreement and at fair value as of each subsequent balance sheet date. Any change in fair value is recorded as non-operating, non-cash income or expense for each reporting period at each balance sheet date. Conversion options are recorded as a discount to the host instrument and are amortized as amortization of debt discount on the consolidated statements of operations over the life of the underlying instrument. The Company reassesses the classification of its derivative instruments at each balance sheet date. If the classification changes as a result of events during the period, the contract is reclassified as of the date of the event that caused the reclassification.

The Multinomial Lattice Model and Black-Scholes Model were used to estimate the fair value of the ECOs of convertible notes payable, warrants and stock options that are classified as derivative liabilities on the consolidated balance sheets. The models include subjective input assumptions that can materially affect the fair value estimates. The expected volatility is estimated based on the actual volatility during the most recent historical period of time equal to the weighted average life of the instruments.

Sequencing Policy

Under ASC 815-40-35, the Company follows a sequencing policy whereby, in the event that reclassification of contracts from equity to assets or liabilities is necessary pursuant to ASC 815 due to the Company’s inability to demonstrate it has sufficient authorized shares as a result of certain securities with a potentially indeterminable number of shares, shares will be allocated on the basis of the earliest issuance date of potentially dilutive instruments, with the earliest grants receiving the first allocation of shares. Pursuant to ASC 815, issuance of securities to the Company’s employees or directors are not subject to the sequencing policy.

F-11

BIORESTORATIVE THERAPIES, INC. & SUBSIDIARIES

Notes to Consolidated Financial Statements

Note 3 – Summary of Significant Accounting Policies – Continued

Convertible Instruments

The Company bifurcates conversion options from their host instruments and accounts for them as free standing derivative financial instruments according to certain criteria. The criteria include circumstances in which (a) the economic characteristics and risks of the embedded derivative instrument are not clearly and closely related to the economic characteristics and risks of the host contract, (b) the hybrid instrument that embodies both the embedded derivative instrument and the host contract is not re-measured at fair value under otherwise applicable generally accepted accounting principles with changes in fair value reported in earnings as they occur and (c) a separate instrument with the same terms as the embedded derivative instrument would be considered a derivative instrument. An exception to this rule is when the host instrument is deemed to be conventional.

When the Company has determined that the embedded conversion options should not be bifurcated from their host instruments, the Company records, when necessary, discounts to convertible notes for the intrinsic value of conversion options embedded in debt instruments (the beneficial conversion feature) based upon the differences between the fair value of the underlying common stock at the commitment date of the note transaction and the effective conversion price embedded in the note. Debt discounts under these arrangements are amortized over the term of the related debt to their stated date of redemption.

Reclassification

Certain amounts in prior periods have been reclassified to conform to the current period presentation. These reclassifications had no effect on previously reported net loss.

Subsequent Events

The Company evaluates events that have occurred after the balance sheet date but before the financial statements are issued. Based upon the evaluation, the Company did not identify any recognized or non-recognized subsequent events that would have required adjustment or disclosure in the consolidated financial statements, except as disclosed.

Recently Issued Accounting Pronouncements

In May 2014, the FASB issued Accounting Standards Update (“ASU”) No. 2014-09, “Revenue from Contracts with Customers (Topic 606)” (“ASU 2014-09”). ASU 2014-09 supersedes the revenue recognition requirements in ASC 605 - Revenue Recognition (“ASC 605”) and most industry-specific guidance throughout ASC 605. The FASB has issued numerous updates that provide clarification on a number of specific issues as well as requiring additional disclosures. The core principle of ASU 2014-09 requires that an entity recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services. ASU 2014-09 defines a five-step process to achieve this core principle and, in doing so, it is possible more judgment and estimates may be required within the revenue recognition process than required under existing U.S. GAAP including identifying performance obligations in the contract, estimating the amount of variable consideration to include in the transaction price and allocating the transaction price to each separate performance obligation. The guidance also requires enhanced disclosures regarding the nature, amount, timing and uncertainty of revenue and cash flows arising from an entity’s contracts with customers. The guidance may be adopted through either retrospective application to all periods presented in the financial statements (full retrospective approach) or through a cumulative effect adjustment to retained earnings at the effective date (modified retrospective approach). The Company expects to adopt ASU 2014-09 using a modified retrospective approach effective as of January 1, 2019. The Company has completed an analysis and concluded that the adoption of ASU 2014-09 will not have an impact on the Company’s financial statements.

F-12

BIORESTORATIVE THERAPIES, INC. & SUBSIDIARIES

Notes to Consolidated Financial Statements

Note 3 – Summary of Significant Accounting Policies – Continued

Recently Issued Accounting Pronouncements - Continued

In February 2016, the FASB issued ASU 2016-02, “Leases (Topic 842)” (“ASU 2016-02”). ASU 2016-02 requires that a lessee recognize the assets and liabilities that arise from operating leases. A lessee should recognize in the statement of financial position a liability to make lease payments (the lease liability) and a right-of-use asset representing its right to use the underlying asset for the lease term. For leases with a term of 12 months or less, a lessee is permitted to make an accounting policy election by class of underlying asset not to recognize lease assets and lease liabilities. In transition, lessees and lessors are required to recognize and measure leases at the beginning of the earliest period presented using a modified retrospective approach. This amendment will be effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. The FASB issued ASU No. 2018-10 “Codification Improvements to Topic 842, Leases” (“ASU 2018-10”), ASU No. 2018-11 “Leases (Topic 842) Targeted Improvements” (“ASU 2018-11”) in July 2018, and ASU No. 2018-20 “Leases (Topic 842) - Narrow Scope Improvements for Lessors” (“ASU 2018-20”) in December 2018. ASU 2018-10 and ASU 2018-20 provide certain amendments that affect narrow aspects of the guidance issued in ASU 2016-02. ASU 2018-11 allows all entities adopting ASU 2016-02 to choose an additional (and optional) transition method of adoption, under which an entity initially applies the new leases standard at the adoption date and recognizes a cumulative-effect adjustment to the opening balance of retained earnings in the period of adoption. The Company is currently evaluating these ASUs and their impact on its consolidated financial statements.

In March 2016, the FASB issued ASU No. 2016-09, “Compensation – Stock Compensation (Topic 718)” (“ASU 2016-09”). ASU 2016-09 requires an entity to simplify several aspects of the accounting for share-based payment transactions, including the income tax consequences, classification of awards as either equity or liabilities, and classification on the statement of cash flows. ASU 2016-09 is effective for fiscal years beginning after December 15, 2017, with early adoption permitted. The Company adopted this guidance on January 1, 2017. The adoption of this standard did not have a material impact on the Company’s financial statement disclosures.

In August 2016, the FASB issued ASU 2016-15, “Statement of Cash Flows (Topic 230) Classification of Certain Cash Receipts and Cash Payments” (“ASU 2016-15”). The new standard will make eight targeted changes to how cash receipts and cash payments are presented and classified in the statement of cash flows. The new standard is effective for fiscal years beginning after December 15, 2018. The Company will require adoption on a retrospective basis unless it is impracticable to apply, in which case the Company would be required to apply the amendments prospectively as of the earliest date practicable. The Company does not believe the adoption of ASU 2016-15 will have a material impact on its consolidated financial statements or disclosures.

In May 2017, the FASB issued ASU No. 2017-09, “Compensation—Stock Compensation (Topic 718)” (“ASU 2017-09”). ASU 2017-09 provides clarity on the accounting for modifications of stock-based awards. ASU 2017-09 requires adoption on a prospective basis in the annual and interim periods for the Company’s fiscal year ending December 31, 2017 for share-based payment awards modified on or after the adoption date. The adoption of this standard did not have a material impact on the Company’s financial statement disclosures.

In July 2017, the FASB issued ASU No. 2017-11, “Earnings Per Share (Topic 260); Distinguishing Liabilities from Equity (Topic 480); Derivatives and Hedging (Topic 815)”: (Part I) Accounting for Certain Financial Instruments with Down Round Features, (Part II) Replacement of the Indefinite Deferral for Mandatorily Redeemable Financial Instruments of Certain Nonpublic Entities and Certain Mandatorily Redeemable Noncontrolling Interests with a Scope Exception (“ASU 2017-11”). ASU 2017-11 allows companies to exclude a down round feature when determining whether a financial instrument (or embedded conversion feature) is considered indexed to the entity’s own stock. As a result, financial instruments (or embedded conversion features) with down round features may no longer be required to be accounted for as derivative liabilities. A company will recognize the value of a down round feature only when it is triggered and the strike price has been adjusted downward. For equity-classified freestanding financial instruments, an entity will treat the value of the effect of the down round as a dividend and a reduction of income available to common shareholders in computing basic earnings per share. For convertible instruments with embedded conversion features containing down round provisions, entities will recognize the value of the down round as a beneficial conversion discount to be amortized to earnings. ASU 2017-11 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted. The guidance in ASU 2017-11 can be applied using a full or modified retrospective approach. The Company does not believe the adoption of ASU 2017-11 will have a material impact on its consolidated financial statements or disclosures.

F-13

BIORESTORATIVE THERAPIES, INC. & SUBSIDIARIES

Notes to Consolidated Financial Statements

Note 3 – Summary of Significant Accounting Policies – Continued

Recently Issued Accounting Pronouncements - Continued

In June 2018, the FASB issued ASU No. 2018-07, “Compensation — Stock Compensation (Topic 718)” (“ASU 2018-07”). ASU 2018-07 is intended to reduce cost and complexity and to improve financial reporting for nonemployee share-based payments. Currently, the accounting requirements for nonemployee and employee share-based payment transactions are significantly different. ASU 2018-07 expands the scope of Topic 718, Compensation — Stock Compensation (which currently only includes share-based payments to employees) to include share-based payments issued to nonemployees for goods or services. Consequently, the accounting for share-based payments to nonemployees and employees will be substantially aligned. This ASU supersedes Subtopic 505-50, Equity — Equity-Based Payments to Nonemployees. The amendments in this ASU are effective for fiscal years beginning after December 15, 2019, and including interim periods within that fiscal year. Early adoption is permitted, but no earlier than a company’s adoption date of Topic 606, Revenue from Contracts with Customers. The Company is currently evaluating ASU 2018-07 and its impact on its consolidated financial statements.

In July 2018, the FASB issued ASU No. 2018-09, “Codification Improvements” (“ASU 2018-09”). These amendments provide clarifications and corrections to certain ASC subtopics including the following: Income Statement - Reporting Comprehensive Income – Overall (Topic 220-10), Debt - Modifications and Extinguishments (Topic 470-50), Distinguishing Liabilities from Equity – Overall (Topic 480-10), Compensation - Stock Compensation - Income Taxes (Topic 718-740), Business Combinations - Income Taxes (Topic 805-740), Derivatives and Hedging – Overall (Topic 815-10), and Fair Value Measurement – Overall (Topic 820-10). The majority of the amendments in ASU 2018-09 will be effective in annual periods beginning after December 15, 2019. The Company is currently evaluating and assessing the impact this guidance will have on its consolidated financial statements.

In August 2018, the FASB issued ASU No. 2018-13, “Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The amendments in ASU 2018-13 modify the disclosure requirements associated with fair value measurements based on the concepts in the Concepts Statement, including the consideration of costs and benefits. The amendments on changes in unrealized gains and losses, the range and weighted average of significant unobservable inputs used to develop Level 3 fair value measurements, and the narrative description of measurement uncertainty should be applied prospectively for only the most recent interim or annual period presented in the initial fiscal year of adoption. All other amendments should be applied retrospectively to all periods presented upon their effective date. The amendments are effective for all entities for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted, including adoption in an interim period. The Company is currently evaluating ASU 2018-13 and its impact on its consolidated financial statements.

Note 4 – Property and Equipment, net

Property and equipment include the following:

	December 31,
	2018	2017
Medical equipment	$345,963	$446,506
Furniture and fixtures	120,925	121,625
Computer software and equipment	80,748	78,190
Office equipment	12,979	2,848
Leasehold improvements	304,661	304,661
	865,276	953,830
Less: accumulated depreciation	(690,041)	(625,983)
Property and equipment, net	$175,235	$327,847

During the years ended December 31, 2018 and 2017, depreciation expense amounted to $165,481 and $184,365, respectively. Depreciation expense is reflected in general and administrative expenses and research and development expenses in the consolidated statements of operations. During the year ended December 31, 2018, the Company disposed of an aggregate of $101,423 of fully depreciated property and equipment.

F-14

BIORESTORATIVE THERAPIES, INC. & SUBSIDIARIES

Notes to Consolidated Financial Statements

Note 5 – Intangible Assets, net

The Company is a party to a license agreement with the SCTC (as amended) (the “SCTC Agreement”). Pursuant to the SCTC Agreement, the Company obtained, among other things, a worldwide, exclusive, royalty-bearing license from the SCTC to utilize or sublicense a certain medical device patent for the administration of specific cells and/or cell products to the disc and/or spine (and other parts of the body) and a worldwide (excluding Asia and Argentina), exclusive, royalty-bearing license to utilize or sublicense a certain method for culturing cells. Pursuant to the license agreement with the SCTC, unless certain performance milestones had been or are satisfied, the Company would have been required to pay to the SCTC $150,000 by April 2017 and will be required to pay to the SCTC an additional $250,000 by April 2019 in order to maintain its exclusive rights with regard to the disc/spine technology. In February 2017, the Company received authorization from the Food and Drug Administration (the “FDA”) to proceed with a Phase 2 clinical trial. Based upon such authorization, the Company has satisfied a performance milestone such that the Company was not required to pay to the SCTC a minimum amount of $150,000 by April 2017 to retain exclusive rights with regard to the disc/spine technology. In addition, the Company believes that it has until February 2022 to complete the Phase 2 clinical trial in order to satisfy the final performance milestone such that the Company would not be required to pay the additional $250,000 by April 2019 pursuant to the SCTC Agreement to maintain its exclusive rights.

Intangible assets consist of the following:

	Patents and Trademarks	Licenses	Accumulated Amortization	Total
Balance as of January 1, 2017	$3,676	$1,301,500	$(341,331)	$963,845
Amortization expense	-	-	(74,895)	(74,895)
Balance as of December 31, 2017	3,676	1,301,500	(416,226)	888,950
Amortization expense	-	-	(74,891)	(74,891)
Balance as of December 31, 2018	$3,676	$1,301,500	$(491,117)	$814,059
Weighted average remaining amortization period at December 31, 2018 (in years)	2.0	10.9

Amortization of intangible assets consists of the following:

	Patents and Trademarks	Licenses	Accumulated Amortization
Balance as of January 1, 2017	$2,208	$339,123	$341,331
Amortization expense	368	74,527	74,895
Balance as of December 31, 2017	2,576	413,650	416,226
Amortization expense	368	74,523	74,891
Balance as of December 31, 2018	$2,944	$488,173	$491,117

Amortization expense is reflected in general and administrative expenses in the consolidated statements of operations. Based upon the current intangible assets as of December 31, 2018, amortization expense is projected to be approximately $75,000 per annum through 2029.

F-15

BIORESTORATIVE THERAPIES, INC. & SUBSIDIARIES

Notes to Consolidated Financial Statements

Note 6 – Accrued Expenses and Other Current Liabilities

Accrued expenses and other current liabilities are comprised of the following:

	December 31,
	2018	2017
Accrued payroll	$91,560	$349,163
Accrued research and development expenses	646,175	636,175
Accrued general and administrative expenses	1,084,831	605,318
Accrued director compensation	482,500	282,500
Deferred rent	33,610	50,395
Total accrued expenses	2,338,676	1,923,551
Less: accrued expenses, current portion	2,302,176	1,885,551
Accrued expenses, non-current portion	$36,500	$38,000

During the year ended December 31, 2018, the Company received non-interest bearing advances in the aggregate amount of $38,500 from officers and a family member of an officer of the Company and repaid an aggregate of $38,500 of non-interest bearing advances from officers and a family member of an officer of the Company. During the year ended December 31, 2017, the Company received non-interest bearing advances in the amount of $43,515 from an officer and a family member of an officer of the Company and repaid an aggregate of $58,515, of which $15,000 was in accounts payable at December 31, 2016, of non-interest bearing advances from a director, an officer and a family member of an officer of the Company.

Effective March 1, 2017, the Company entered into an exchange agreement with the Chairman of the Company’s Scientific Advisory Board, pursuant to which an aggregate of $175,000 of accrued consulting fees were exchanged for 58,334 shares of common stock of the Company and, in consideration thereof, the Company issued to such person an immediately vested five-year warrant for the purchase of 58,334 shares of common stock of the Company at an exercise price of $4.00 per share. The common stock and warrants had an aggregate grant date value of $211,752 and, as a result, the Company recorded a loss on settlement of payables of $36,752 which is reflected within general and administrative expenses in the consolidated statements of operations.

Effective March 1, 2017, the Company entered into exchange agreements with four non-employee directors of the Company, pursuant to which an aggregate of $265,000 of accrued director fees were exchanged for an aggregate of 88,334 shares of common stock of the Company and, in consideration thereof, the Company issued to the directors immediately vested five-year warrants for the purchase of an aggregate of 88,334 shares of common stock of the Company at an exercise price of $4.00 per share. The aggregate value of the shares and warrants was $320,652, and accordingly the Company recorded a loss on settlement of payables of $55,652 which is reflected within general and administrative expenses in the consolidated statements of operations.

Effective July 18, 2017, the Company entered into an exchange agreement with a certain vendor of the Company, pursuant to which $17,697 of accounts payable were exchanged for 8,334 shares of common stock of the Company. In consideration thereof, the Company issued to the vendor immediately vested five-year warrants for the purchase of 2,000 shares of common stock of the Company at an exercise price of $4.00 per share. The aggregate value of the shares and warrants was $19,888, and accordingly the Company recorded a loss on settlement of payables of $2,191 which is reflected within general and administrative expenses in the consolidated statements of operations.

Effective December 12, 2018, the Company entered into an exchange agreement with a certain consultant of the Company, pursuant to which $45,000 of accounts payable were exchanged for 56,250 shares of common stock of the Company. The value of the shares was $42,188, and accordingly the Company recorded a gain on settlement of payables of $2,812 which is reflected within general and administrative expenses in the consolidated statements of operations.

See Note 9 – Commitments and Contingencies – Consulting Agreements and Note 12 – Subsequent Events for details regarding additional exchanges of accrued consulting fees for shares of common stock and warrants.

F-16

BIORESTORATIVE THERAPIES, INC. & SUBSIDIARIES

Notes to Consolidated Financial Statements

Note 7 – Notes Payable

A summary of the notes payable activity during the years ended December 31, 2018 and 2017 is presented below:

	Related Party	Convertible	Other	Debt
	Notes	Notes	Notes	Discount	Total
Outstanding, December 31, 2016	$827,500	$390,000	$1,119,065	$(179,964)	$2,156,601
Issuances	175,000	1,612,333	1,033,900	-	2,821,233
Indebtedness satisfied via settlement	-	637,250 [1]	(637,250)	-	-
Exchanges for equity	(97,500)	(50,000)	(203,750)	-	(351,250)
Conversions to equity	-	(495,197)	-	-	(495,197)
Repayments	(60,000)	(69,176)	(201,000)	-	(330,176)
Recognition of debt discount	-	-	-	(964,911)	(964,911)
Accretion of interest expense	-	4,660	13,500	188,124	206,284
Amortization of debt discount	-	-	-	619,266	619,266
Outstanding, December 31, 2017	$845,000	$2,029,870 [2]	$1,124,465	$(337,485)	$3,661,850
Issuances	-	6,357,286 [3]	128,000	-	6,485,286
Exchanges for equity	(95,000)	(2,739,926)	(1,047,247)	681,281	(3,200,892)
Conversions to equity	-	(105,000)	-	-	(105,000)
Repayments	(30,000)	(833,302)	-	61,001	(802,301)
Extinguishment of notes payable	-	(407,295)[3]	(318,493)[3]	-	(725,788)
Recognition of debt discount	-	-	-	(4,077,234)	(4,077,234)
Accretion of interest expense	-	7,782	245,776	370,483	624,041
Amortization of debt discount	-	-	-	2,289,591	2,289,591
Outstanding, December 31, 2018	$720,000	$4,309,415 [2]	$132,501	$(1,012,363)	$4,149,553

Outstanding, December 31, 2017	$845,000	$2,029,870 [2]	$1,124,465	$(337,485)	$3,661,850
Less: current portion, December 31, 2017	(845,000)	(1,834,332)	(1,124,465)	336,229	(3,467,568)
Non-current portion, December 31, 2017 [4]	$-	$195,538	$-	$(1,256)	$194,282

Outstanding, December 31, 2018	$720,000	$4,309,415 [2]	$132,501	$(1,012,363)	$4,149,553
Less: current portion, December 31, 2018	(720,000)	(3,710,024)	(132,501)	936,866	(3,625,659)
Non-current portion, December 31, 2018 [4]	$-	$599,391	$-	$(75,497)	$523,894

F-17

BIORESTORATIVE THERAPIES, INC. & SUBSIDIARIES

Notes to Consolidated Financial Statements

Note 7 – Notes Payable – Continued

[1]	In connection with certain note extensions during the year ended December 31, 2017, the Company and a certain lender agreed to add embedded conversion options, permitting principal and the respective accrued interest to be convertible into shares of the Company’s common stock at the election of the lender any time until the balance has been paid in full. See Note 7 – Notes Payable – Convertible Notes and Note 11 – Derivative Liabilities for additional details regarding the embedded conversion options.

[2]	As of December 31, 2018 and 2017, a portion of convertible notes with an aggregate principal balance of $2,374,415 and $1,777,788, respectively, was convertible into shares of common stock at the election of the holder any time immediately until the balance has been paid in full. As of December 31, 2018 and 2017, a portion of convertible notes with an aggregate principal balance of $0 and $252,082, respectively, was convertible into shares of common stock at the election of the Company near maturity. In the event the Company exercised that conversion right, the respective holder had the right to accelerate the conversion of up to $0 and $196,666 of principal into shares of common stock at December 31, 2018 and 2017, respectively, at the same conversion price. As of December 31, 2018, a portion of convertible notes with an aggregate principal balance of $1,935,000, which were not yet convertible, will become convertible into shares of the Company’s common stock at the election of the respective holder subsequent to December 31, 2018.

[3]	During the year ended December 31, 2018, convertible notes in the aggregate principal amount of $725,788 were issued concurrently with the extinguishment of certain notes payable in the same aggregate principal amount. See below within Note 7 – Notes Payable – Conversions, Exchanges and Other for additional details.

[4]	As of December 31, 2018 and 2017, the Company reclassified principal in the aggregate amount of $523,894 and $194,282, respectively (net of debt discount of $75,497 and $1,256, respectively), and accrued interest in the aggregate amount of $18,137 and $9,591, respectively, to notes payable, non-current portion, net of debt discount and accrued interest, non-current portion, respectively, on the consolidated balance sheets related to outstanding notes payable that were converted into or exchanged for shares of common stock subsequent to December 31, 2018 and 2017, respectively. See Note 12 – Subsequent Events for additional details regarding notes payable.

Related Party Notes

As of December 31, 2018 and 2017, related party notes consisted of notes payable issued to certain directors of the Company, family members of an officer of the Company, and the Tuxis Trust (the “Trust”). A director and principal shareholder of the Company (the “Director/Principal Shareholder”) serves as a trustee of Trust, which was established for the benefit of his immediate family.

During the year ended December 31, 2017, the Company issued to the Director/Principal Shareholder a note in the principal amount of $175,000, which bears interest at a rate of 15% per annum payable and provided for a maturity date of December 1, 2017. In November 2017, the maturity date of the note was extended to December 1, 2018 as described below (subject to a Financing Acceleration, as defined below). The note is secured by the grant of a security interest in the Company’s equipment and intellectual property. In connection with the borrowing, the Company agreed that the payment of a note in the principal amount of $500,000 issued to the Trust (the “Trust Note”) is also secured by such security interest.

During the year ended December 31, 2017, the Company and the Trust agreed to extend the maturity date of the Trust Note from July 2017 to December 2017. As consideration of the extension, the Company increased the interest rate payable on the Trust Note from 10% to 15% per annum. During the year ended December 31, 2017, the maturity date of the Trust Note was further extended to December 1, 2018 as described below. In the event that, prior to maturity, the Company receives net proceeds of $10,000,000 from a single equity or debt financing (as opposed to a series of related or unrelated financings), the Trust has the right to require that the Company prepay the amount due under the Trust Note (subject to the consent of the party that provided the particular financing) (a “Financing Acceleration”).

F-18

BIORESTORATIVE THERAPIES, INC. & SUBSIDIARIES

Notes to Consolidated Financial Statements

Note 7 – Notes Payable – Continued

Related Party Notes - Continued

During the year ended December 31, 2017, the Company, the Trust and the Director/Principal Shareholder agreed to extend the maturity dates of the above notes payable with an aggregate principal balance of $675,000, that were near maturity, to December 1, 2018 (subject to a Financing Acceleration). In consideration of the note extensions, the Company reduced the exercise prices for an aggregate of 1,219,444 previously issued five-year warrants to purchase the Company’s common stock at prices ranging from $4.50 to $5.00 per share to a reduced exercise price of $4.00 per share. The incremental modification expense of $84,722 has been recorded as debt discount and is being amortized over the extended term of the notes. During the year ended December 31, 2018, the Company, the Trust and the Director/Principal Shareholder agreed to further extend the maturity dates of the above notes payable with an aggregate principal balance of $675,000, that were near maturity, to December 31, 2019 (subject to a Financing Acceleration). In consideration of one of the note extensions, the Company reduced the exercise prices for an aggregate of 844,444 previously issued five-year warrants to purchase the Company’s common stock from an exercise price of $4.00 per share to a reduced exercise price of $1.50 per share. The incremental modification expense of $244,889 has been recorded as debt discount and is being amortized over the extended term of the respective note. See Note 10 – Stockholders’ Deficiency for additional details regarding the warrant modification.

During the year ended December 31, 2017, the Company and a director of the Company agreed to extend the maturity date of a note payable with a principal balance of $50,000 from February 2017 to February 2018. In connection with the extension, the Company issued the director a five-year, immediately vested warrant to purchase 5,000 shares of common stock at an exercise price of $4.00 per share. The grant date fair value of the warrant of $8,050 was recorded as debt discount and is being amortized over the remaining term of the note.

During the year ended December 31, 2018, the Company and certain related parties agreed to further extend the maturity dates of notes payable with an aggregate principal balance of $140,000 from maturity dates ranging between August 2016 to February 2018 to new maturity dates ranging from July 2018 to December 2018. As of December 31, 2018, a certain related party note in the outstanding principal amount of $45,000 was past maturity.

During the year ended December 31, 2017, the Company and certain related party lenders agreed to exchange certain related party notes with an aggregate principal balance of $97,500 and aggregate accrued interest of $288 into an aggregate of 32,597 shares of common stock and immediately vested five-year warrants to purchase an aggregate of 32,597 shares of common stock at an exercise price of $4.00 per share. The common stock and warrants had an aggregate exchange date value of $118,328 and, as a result, the Company recorded a loss on extinguishment of notes payable of $20,540.

During the year ended December 31, 2018, the Company and certain related parties agreed to exchange certain notes with an aggregate principal balance of $95,000 for an aggregate of 76,000 shares of the Company’s common stock. The common stock had an aggregate exchange date value of $114,000 and, as a result, the Company recorded a loss on extinguishment of notes payable of $19,000.

During the years ended December 31, 2018 and 2017, the Company partially repaid certain related party notes in the aggregate principal amount of $30,000 and $60,000, respectively.

F-19

BIORESTORATIVE THERAPIES, INC. & SUBSIDIARIES

Notes to Consolidated Financial Statements

Note 7 – Notes Payable – Continued

Convertible Notes

Issuances

During the year ended December 31, 2017, the Company issued lenders convertible notes in the aggregate principal amount of $1,554,000, for aggregate gross proceeds of $1,415,970. The difference of $138,030 was recorded as an original issue discount and is being amortized over the terms of the respective notes. The convertible notes bore interest at rates ranging between 6% to 10% per annum payable at maturity with maturity dates ranging between November 2017 through July 2018. In connection with the issuance of these convertible notes, the Company issued a certain lender 8,000 shares of common stock. Additionally, in connection with the issuance of certain convertible notes, the Company issued certain lenders five-year warrants to purchase an aggregate 62,019 shares of the Company’s common stock at exercise prices ranging from $4.00 to $4.15 per share, subject to a mandatory redemption provision depending on the warrant. The aggregate relative fair value of the common stock and warrants was $104,402, which was recorded as a debt discount and is being amortized over the terms of the respective convertible notes. See Note 11 – Derivative Liabilities for details regarding the mandatory redemption provision. In connection with certain convertible notes, the Company incurred $13,750 of debt issuance costs which is being amortized over the terms of the respective notes.

During the year ended December 31, 2017, the Company issued a lender a note payable in the principal amount of $83,333 of which $25,000 of principal bore no interest and $58,333 of principal bore interest at 10% per annum and was convertible into common stock. In connection with the issuance of the note, the Company received gross proceeds of $75,000, and the difference of $8,333 has been recorded as an original issue discount and will be amortized over the term of the note. The note provided for payment as follows: (i) $25,000 of principal (classified as an other note herein), which bore no interest and was not convertible into common stock, was payable three weeks from the issuance date, (ii) $11,667 of principal and the respective interest on such principal was payable six months from the issuance date (the “First Maturity Date”), (iii) $11,667 of principal and the respective interest on such principal was payable two weeks following the First Maturity Date, (iv) $11,667 of principal and the respective accrued interest on such principal was payable four weeks following the First Maturity Date, (v) $11,667 of principal and the respective interest on such principal was payable six weeks following the First Maturity Date, and (vi) $11,667 of principal and the respective interest on such principal was payable eight weeks following the First Maturity Date. In connection with the issuance of this note, the Company issued the lender 3,500 shares of common stock with a relative fair value of $6,458 which was recorded as an original issue discount and is being amortized over the term of the note.

During the year ended December 31, 2018, the Company issued certain lenders and a consultant convertible notes payable in the aggregate principal amount of $5,631,498 for aggregate cash proceeds of $4,947,475. The difference of $684,025 was recorded as follows: (i) $424,023 was recorded as a debt discount and will be amortized over the terms of the respective notes and (ii) $260,000 was recognized as consulting expense in the consolidated financial statements for services performed during the period. See Note 9 – Commitments and Contingencies for additional details regarding convertible notes issued in connection with consulting services. The convertible notes bear interest at rates ranging between 6% and 15% per annum payable at maturity with original maturity dates ranging between June 2018 through December 2019. In connection with the issuance of certain convertible notes, the Company issued the lenders an aggregate of 53,249 shares of the Company’s common stock and the relative fair value of $60,925 was recorded as debt discount and is being amortized over the terms of the respective notes. See below within Note 7 – Notes Payable – Conversions, Exchanges and Other and Note 11 – Derivative Liabilities for additional details regarding the ECOs of the convertible notes.

During the year ended December 31, 2018, convertible notes in the aggregate principal amount of $725,788 were issued concurrently with the extinguishment of certain convertible and other notes payable in the same aggregate principal amount. See below within Note 7 – Notes Payable – Conversions, Exchanges and Other for additional details.

F-20

BIORESTORATIVE THERAPIES, INC. & SUBSIDIARIES

Notes to Consolidated Financial Statements

Note 7 – Notes Payable – Continued

Convertible Notes - Continued

Embedded Conversion Options and Note Provisions

As of December 31, 2018, outstanding convertible notes in the aggregate principal amount of $2,374,415 were convertible into shares of common stock of the Company as follows: (i) $920,000 of aggregate convertible notes were convertible at a fixed price ranging from $1.00 to $2.00 per share for the first six months following the respective issue date, thereafter, at a conversion price equal to 58% of the fair value of the Company’s stock, subject to adjustment, until the respective note has been paid in full, (ii) $350,000 of convertible notes were convertible at a fixed conversion price of $2.15 per share, (iii) $100,000 of convertible notes were convertible at the greater of (a) 60% of the fair value of the Company’s stock or (b) $1.00 per share, (iv) $904,415 of aggregate convertible notes were convertible at a range of 58% to 65% of the fair value of the Company’s stock (subject to adjustment), depending on the note, and (v) $100,000 of convertible notes were convertible into shares of common stock of the Company at a conversion price of $0.60 per share, subject to adjustment, and a five year warrant (the “Warrant”) for the purchase of a number of shares equal to the number of shares issued upon the conversion of the principal amount of the Note. The Warrant provides for an exercise price of $0.80 per share, subject to adjustment. The Company analyzes the ECOs of its convertible notes at issuance to determine whether the ECO should be bifurcated and accounted for as a derivative liability or if the ECO contains a beneficial conversion feature. See below within Note 7 – Notes Payable – Convertible Notes and Note 11 – Derivative Liabilities for additional details regarding the embedded conversion options of the convertible notes.

As of December 31, 2018, a portion of convertible notes with an aggregate principal balance of $1,935,000, which were not yet convertible, will become convertible into shares of the Company’s common stock subsequent to December 31, 2018, as follows: (i) $1,835,000 of aggregate convertible notes will generally become convertible at a conversion price equal to 58% of the fair value of the Company’s stock, subject to adjustment, until the respective note has been paid in full and (ii) $100,000 of convertible notes will become convertible at the greater of (a) 58% of the fair value of the Company’s stock or (b) $1.50 per share.

As of December 31, 2018, outstanding convertible notes in the aggregate principal amount of $69,978 have mandatory prepayment terms at the option of the holder (“MPOs”). Convertible notes issued with MPOs permit the respective holder to demand prepayment of the note, in cash, at a premium of 35% of the then outstanding principal balance and accrued interest during the period between 150 days to 179 days following the respective issuance date.

As of December 31, 2018, outstanding convertible notes in the aggregate principal amount of $2,798,493 have prepayment premiums, whereby, in the event that the Company elects to prepay certain notes during the first ninety-day period following the issue date, the respective holder is entitled to receive a prepayment premium of up to 35%, depending on the note, on the then outstanding principal balance including accrued interest. In the event that the Company prepays any of the notes during the second ninety-day period following the issue date, the respective holder is entitled to receive a prepayment premium of up to 40%, depending on the note, on the then outstanding principal balance including accrued interest. In the event that the Company prepays a certain note after the 180th day period following the issue date and prior to maturity, the holder is entitled to receive a prepayment premium of 50% on the then outstanding principal balance including accrued interest.

As of December 31, 2018, outstanding convertible notes in the aggregate principal amount of $1,849,978 have most favored nation (“MFN”) provisions, whereby, so long as such respective note is outstanding, upon any issuance by the Company of any security with certain identified provisions more favorable to the holder of such security, then at the respective holder’s option, those more favorable terms shall become a part of the transaction documents with the holder. As of December 31, 2018, notes with applicable MFN provisions were convertible using MFN conversion prices equal to 58% of the fair market value of the Company’s stock, as defined.

During the year ended December 31, 2018, the Company determined that certain ECOs of issued or extended convertible notes were derivative liabilities. The aggregate issuance date value of the bifurcated ECOs was $3,631,702, of which $3,181,376 was recorded as a debt discount and is being amortized over the terms of the respective convertible notes and $450,326 was recognized as part of an extinguishment loss as described below. See Note 11 – Derivative Liabilities for additional details.

F-21

BIORESTORATIVE THERAPIES, INC. & SUBSIDIARIES

Notes to Consolidated Financial Statements

Note 7 – Notes Payable – Continued

Convertible Notes - Continued

Embedded Conversion Options and Note Provisions - Continued

During the years ended December 31, 2018 and 2017, the contingently adjustable non-bifurcated, beneficial conversion features associated with certain convertible notes were resolved and such notes became convertible during the period. The Company estimated the intrinsic value of the beneficial conversion features based upon the difference between the fair value of the underlying common stock at the commitment date of the note transaction and the adjusted conversion price embedded in the convertible note. During the years ended December 31, 2018 and 2017, the Company recognized $69,394 and $11,991, respectively, related to the beneficial conversion feature as debt discount which was immediately amortized.

Conversions, Exchanges and Other

During the year ended December 31, 2017, the Company and a certain lender agreed to exchange a certain convertible note with a principal balance of $50,000 and accrued interest of $2,712 into 29,280 shares of common stock. The common stock had an exchange date value of $58,560 and, as a result, the Company recorded a loss on extinguishment of notes payable of $5,848.

During the year ended December 31, 2017, certain convertible notes with an aggregate principal balance of $495,197 and aggregate accrued interest of $29,338 were converted into an aggregate of 243,441 shares of common stock at conversion prices ranging from $1.75 to $2.77 per share at the election of either the Company or the respective lender.

During the year ended December 31, 2017, the Company and a lender agreed to multiple extensions of the maturity dates of notes payable with an aggregate principal balance of $637,250 with maturity dates that were near or at maturity to maturity dates ranging from December 1, 2017 through February 10, 2018. In connection with one of the note extensions, the Company issued the lender 2,500 shares of common stock. The issuance date fair value of the common stock of $5,000 has been recorded as a debt discount and is being amortized over the term of the note. Additionally, in connection with one of the extensions, the Company incurred an extension fee in the amount $8,500 which was accreted as interest expense and added to the principal balance of the note. Also, in connection with the note extensions, the Company increased the effective rate at which the notes bore interest from 0% to 8% on dates effective between August 2, 2017 and September 7, 2017. Furthermore, in connection with certain extensions, the Company and the lender agreed to add an aggregate $4,660 of incurred interest to the principal of the respective notes. Further, in connection with the note extensions, the Company added embedded conversion options, pursuant to which each payment of principal and the respective accrued interest is convertible into shares of the Company’s common stock at the election of the lender at any time until the balance has been paid in full at a conversion price equal to 80% of the fair market value of the Company’s stock (subject to reduction to 70% under certain circumstances); however, generally the conversion price could not be less than $1.00 per share. The embedded conversion options of the notes were determined to be derivative liabilities. The aggregate issuance date value of the embedded conversion options was $252,117, which was recorded as a debt discount and is being amortized over the terms of the respective convertible notes. See Note 11 – Derivative Liabilities for additional details.

During the year ended December 31, 2017, the Company repaid an aggregate principal amount of $69,176 of convertible notes.

During the year ended December 31, 2018, the Company and certain lenders exchanged certain convertible notes with bifurcated ECOs with an aggregate net carrying amount of $5,144,063 (including an aggregate of $2,058,645 of principal net of debt discount, $166,022 of accrued interest and $2,919,396 related to the separated ECOs accounted for as derivative liabilities) for an aggregate of 3,734,664 shares of the Company’s common stock at conversion prices ranging from $0.28 to $2.38 per share. The common stock had an aggregate exchange date value of $5,846,809 and, as a result, the Company recorded a loss on extinguishment of notes payable of $702,746. See Note 11 – Derivative Liabilities for additional details.

During the year ended December 31, 2018, the Company elected to convert certain convertible notes with an aggregate principal balance of $105,000 and aggregate accrued interest of $5,636 into an aggregate of 97,424 shares of the Company’s common stock at conversion prices ranging from $0.82 to $2.02 per share.

F-22

BIORESTORATIVE THERAPIES, INC. & SUBSIDIARIES

Notes to Consolidated Financial Statements

Note 7 – Notes Payable – Continued

Convertible Notes - Continued

Conversions, Exchanges and Other - Continued

During the year ended December 31, 2018, the Company repaid an aggregate principal amount of $833,302 of convertible notes payable, $44,787 of the respective aggregate accrued interest and an aggregate of $238,808 of prepayment premiums. As a result of the repayments, the Company recorded a loss on extinguishment of notes payable of $299,809 and an aggregate of $61,001 of the related debt discounts were extinguished.

During the year ended December 31, 2018, the Company and certain lenders agreed to multiple extensions of the maturity dates of notes payable with an aggregate principal balance of $681,445 from maturity dates ranging between December 2017 to July 2018 to new maturity dates ranging from April 2018 to September 2018. In consideration of the extensions, the Company issued a lender 4,500 shares of the Company’s common stock. The issuance date fair value of the common stock of $9,000 was recorded as debt discount and is being amortized over the remaining term of the note. See below within this Note 7 – Notes Payable – Conversions, Exchanges and Other and Note – 11 Derivative Liabilities for additional details regarding the ECOs of the convertible notes. As of December 31, 2018, there were no convertible notes payable past due.

During the year ended December 31, 2018, certain lenders to the Company acquired other promissory notes issued by the Company in the aggregate outstanding amount of $725,788 (inclusive of accreted interest of $76,272) from different lenders to the Company. The Company exchanged the acquired notes for new convertible notes in the aggregate principal amount of $725,788 which accrue interest at rates ranging between 8% to 12% per annum, payable on the respective maturity date ranging between August 2019 and November 2019. The ECOs of the notes were subject to sequencing and their issuance date fair value of $450,326 was accounted for as derivative liabilities (see Note 11 – Derivative Liabilities for additional details). Since the fair value of the new ECOs exceeded 10% of the respective principal amounts of the new notes, the note exchanges were accounted for as extinguishments, and accordingly the Company recognized a net loss on extinguishment of $248,891 in connection with the derecognition of the net carrying amount of $927,223 of the extinguished debt ($725,788 of aggregate principal and interest and the derivative liability carrying value of their ECOs of an aggregate of $201,435) and the issuance of the new convertible notes in the aggregate principal amount $725,788 plus the fair value of the new notes’ ECOs of an aggregate of $450,326.

Other Notes

Issuances

During the year ended December 31, 2017, the Company issued lenders other notes in the aggregate principal amount of $1,033,900 for aggregate gross proceeds of $915,000, and the difference of $118,900 has been recorded as an original issue discount and will be amortized over the terms of the respective notes (inclusive of $25,000 of principal of a note payable as discussed above in Note 7 – Notes Payable – Convertible Notes). The other notes bear interest at rates between 0% to 12% per annum payable at maturity. The other notes matured between dates in May 2017 to July 2018. In connection with the issuance of these other notes, the Company issued to certain lenders 22,653 shares of common stock and certain other lenders five-year warrants to purchase an aggregate of 55,000 shares of common stock at an exercise price of $4.00 per share. The aggregate relative fair value of the common stock and warrants of $116,248 was recorded as an original issue discount and is being amortized over the terms of the respective notes.

During the year ended December 31, 2018, the Company issued a lender three-month notes payable in the aggregate principal amount of $128,000, which bear no interest, for aggregate cash proceeds of $110,000. The $18,000 difference was recorded as debt discount and is being amortized over the terms of the respective notes. In connection with the issuances of the promissory notes, the Company issued the lender an aggregate of 6,500 shares of the Company’s common stock. The issuance date fair value of the common stock of $9,627 was recorded as debt discount and is being amortized over the terms of the respective notes.

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BIORESTORATIVE THERAPIES, INC. & SUBSIDIARIES

Notes to Consolidated Financial Statements

Note 7 – Notes Payable – Continued

Other Notes - Continued

Exchanges and Other

During the year ended December 31, 2017, the Company and certain lenders agreed to exchange certain other notes with an aggregate principal balance of $203,750 and aggregate accrued interest of $7,114 into an aggregate of 70,205 shares of common stock and immediately vested five-year warrants to purchase an aggregate of 63,205 shares of common stock at an exercise price of $4.00 per share. In addition, in consideration of the exchange by certain lenders, the Company agreed to extend the expiration dates of certain warrants held by the lenders for the purchase of an aggregate of 18,000 shares of common stock of the Company at an exercise price of $4.00 per share, from expiration dates ranging from April 27, 2021 to January 31, 2022 to a new expiration date of February 8, 2022. The common stock, warrants, and warrant modification (which represents the incremental value of the modified warrant as compared to the original warrant value, both valued as of the modification date) had an aggregate exchange date value of $244,414 and, as a result, the Company recorded a loss on extinguishment of notes payable of $33,550.

During the year ended December 31, 2017, the Company and certain lenders agreed to extend other notes with an aggregate principal balance of $984,063, that were near or at maturity, to various dates through October 2018. In consideration of the extensions, the Company issued certain lenders an aggregate 4,300 shares of the Company’s common stock. Also, in connection with the extensions, the Company issued certain lenders five-year, immediately vested warrants to purchase an aggregate of 56,118 shares of the Company’s common stock at exercise prices ranging between $4.00 to $5.00 per share. The aggregate grant date fair value of the common stock and warrants of $96,910 has been recorded as debt discount and is being amortized over the terms of the respective notes. Additionally, in connection with one of the extensions, the Company incurred debt issuance costs in the amount $5,000 which was accreted as interest expense and added to the principal balance of the note.

During the year ended December 31, 2017, the Company and a lender agreed to extend other notes with an aggregate principal balance of $637,250 such that the notes also became convertible into shares of the Company’s common stock. See Note 7 – Notes Payable – Convertible Notes for additional details.

During the year ended December 31, 2017, the Company repaid an aggregate principal amount of $201,000 of other notes.

During the year ended December 31, 2018, the Company and certain lenders agreed to exchange certain notes with an aggregate principal balance of $1,047,247 and aggregate accrued interest of $61,802 for an aggregate of 1,221,250 shares of the Company’s common stock at exchange prices ranging from $0.72 to $1.50 per share. The common stock had an aggregate exchange date value of $1,254,557 and, as a result, the Company recorded a loss on extinguishment of notes payable of $145,508.

During the year ended December 31, 2018, the Company and certain lenders agreed to multiple extensions of the maturity dates of notes payable with an aggregate principal balance of $1,309,747 from maturity dates ranging between December 2017 to October 2018 to new maturity dates ranging from March 2018 to January 2019. In consideration of the extensions, the Company issued certain lenders an aggregate of 35,000 shares of the Company’s common stock. The aggregate issuance date fair value of the common stock of $60,000 was recorded as debt discount and is being amortized over the remaining terms of the respective notes. Additionally, in connection with a certain extension, the Company increased the stated rate at which the note bears interest, from 0% to 8% per annum, effective June 2018. Furthermore, in connection with certain of the extensions, the Company accreted an aggregate of $177,286 as interest expense to the principal balance of the respective note. As of December 31, 2018, principal of $7,500 of a certain other note payable was past due.

During the year ended December 31, 2018, a convertible promissory note in the principal amount of $318,493 was issued concurrently with the extinguishment of a certain other note payable in the same principal amount. See above within Note 7 – Notes Payable – Conversions, Exchanges and Other for additional details.

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BIORESTORATIVE THERAPIES, INC. & SUBSIDIARIES

Notes to Consolidated Financial Statements

Note 8 – Income Taxes

The tax effects of temporary differences that give rise to deferred tax assets and liabilities are presented below:

	For The Years Ended
	December 31,
	2018	2017
Deferred Tax Assets:
Net operating loss carryforwards	$4,401,000	$2,176,000
Stock-based compensation	3,433,000	2,873,000
Accruals	6,000	48,000
Research & development tax credits	358,000	340,000
Other	1,000	1,000
Gross deferred tax assets	8,199,000	5,438,000

Deferred Tax Liabilities:
Fixed assets	(2,000)	(34,000)
Intangible assets	(19,000)	(16,000)
Gross deferred tax liabilities	(21,000)	(50,000)

Net deferred tax assets	8,178,000	5,388,000

Valuation allowance	(8,178,000)	(5,388,000)

Deferred tax asset, net of valuation allowance	$-	$-

Changes in valuation allowance	$2,790,000	$(1,291,000)

The income tax provision (benefit) consists of the following:

	For The Years Ended
	December 31,
	2018	2017
Federal:
Current	$-	$-
Deferred	(2,253,000)	1,385,000

State and local:
Current	-	-
Deferred	(537,000)	(94,000)
	(2,790,000)	1,291,000
Change in valuation allowance	2,790,000	(1,291,000)
Income tax provision (benefit)	$-	$-

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BIORESTORATIVE THERAPIES, INC. & SUBSIDIARIES

Notes to Consolidated Financial Statements

Note 8 – Income Taxes – Continued

A reconciliation of the statutory federal income tax rate to the Company’s effective tax rate is as follows:

	For The Years Ended
	December 31,
	2018	2017
Tax benefit at federal statutory rate	(21.0)%	(34.0)%
State income taxes, net of federal benefit	(5.0)%	(4.0)%
Permanent differences	3.8%	0.0%
Change in tax rates	0.0%	24.7%
Research & development tax credits	(0.1)%	(1.6)%
Impact of Section 382 limits	0.0%	28.3%
True-ups and other	0.0%	0.3%
Change in valuation allowance	22.3%	(13.7)%
Effective income tax rate	0.0%	0.0%

The Company assesses the likelihood that deferred tax assets will be realized. To the extent that realization is not likely, a valuation allowance is established. Based upon the Company’s history of losses since inception, management believes that it is more likely than not that future benefits of deferred tax assets will not be realized.

At December 31, 2018 and 2017, the Company had approximately $16,900,000 and $8,400,000, respectively, of federal and state net operating losses that may be available to offset future taxable income. At December 31, 2018 approximately $8,400,000 of federal net operating losses will expire from 2029 to 2037 and approximately $8,500,000 have no expiration. In accordance with Section 382 of the Internal Revenue Code, the usage of the Company’s net operating loss carry forwards are subject to annual limitations due to several greater than 50% ownership changes. The Section 382 limitations result in approximately $28,200,000 of federal NOLs not being realizable as of December 31, 2018 and the cumulative reversal of approximately $9,600,000 of net operating loss deferred tax assets.

The Company files income tax returns in the U.S. federal jurisdiction and the state of New York (also formerly Florida where the Company filed its final return in 2015), which remain subject to examination by the various taxing authorities beginning with the tax year ended December 31, 2015 (or the tax year ended December 31, 2009 if the Company were to utilize its NOLs). No tax audits were commenced or were in process during the years ended December 31, 2018 and 2017.

The Tax Cuts and Jobs Act tax reform legislation (the “Act”) was enacted in December 2017 making significant changes to the Internal Revenue Code. Changes include but are not limited to (a) the reduction of the U.S. corporate income tax rate from 35% to 21% for tax years beginning after December 31, 2017; (b) the transition of U.S. international taxation from a worldwide tax system to a territorial system; and (c) a one-time transition tax on the mandatory deemed repatriation of foreign earnings. The latter two changes are not expected to impact the Company as its Cayman subsidiary generated cumulative losses and was dissolved in March 2017. The change in tax law required the Company to remeasure existing net deferred tax assets using the lower rate in the period of enactment resulting in an income tax expense of approximately $2.3 million which is fully offset by the corresponding tax benefit of $2.3 million from the reduction in the valuation allowance in the year ended December 31, 2017. There were no specific impacts of the Act that could not be reasonably estimated which the Company accounted for under the prior tax law.

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BIORESTORATIVE THERAPIES, INC. & SUBSIDIARIES

Notes to Consolidated Financial Statements

Note 9 – Commitments and Contingencies

Operating Lease

The Company is a party to a lease for 6,800 square feet of space located in Melville, New York (the “Melville Lease”) with respect to its corporate and laboratory operations. The Melville Lease expires in March 2020 (subject to extension at the option of the Company for a period of five years) and calls for an annual base rental during the initial term ranging between $132,600 and $149,260. The aggregate base rent payable over the lease term will be recognized on a straight-line basis. In connection with the operating lease, the Company paid the landlord a security deposit of $45,900, of which $12,076 and $11,724 were applied as rent payments in 2018 and 2017, respectively.

During the years ended December 31, 2018 and 2017, the Company received a credit of $12,991 and $21,237, respectively, towards its rent payments in connection with a tax rebate received by the landlord. The Company’s rent expense amounted to $122,739 and $115,885 for the years ended December 31, 2018 and 2017, respectively. Rent expense is reflected in general and administrative expenses and research and development expenses in the consolidated statements of operations.

Future minimum payments under this operating lease agreement is as follows:

For the Years Ending
December 31,	Amount
2019	$147,257
2020	37,315
$184,572

Consulting Agreements

In March 2017, a previously expired agreement for business advisory services was further amended and the agreement was reinstated effective January 1, 2017. The agreement provided for an expiration date of December 31, 2017 (the “New Business Advisory Extended Term”). In consideration of the extension of the term of the consulting agreement, the Company issued to the consultant an immediately vested five-year warrant for the purchase of 25,000 shares of common stock of the Company. See Note 10 – Stockholders’ Deficiency – Stock Warrants for details associated with the issuance of warrants as compensation. Concurrently, the Company entered into an exchange agreement with the consultant pursuant to which $30,000 of accrued consulting fees were exchanged for 10,000 shares of common stock of the Company and, in consideration thereof, the Company issued to the consultant an immediately vested five-year warrant for the purchase of 10,000 shares of common stock of the Company at an exercise price of $4.00 per share. The aggregate value of the shares and warrant was $36,300, and accordingly the Company recorded a loss on settlement of payables of $6,300 which is reflected within general and administrative expenses in the consolidated statements of operations. During each of the years ended December 31, 2018 and 2017, the Company recorded cash consulting fee expense of $180,000 related to the business advisory agreement. In January 2018, the term of the business advisory agreement was extended to December 31, 2018. In consideration of the extension of the term of the business advisory agreement, the Company issued to the consultant an immediately vested five-year warrant for the purchase of 30,000 shares of common stock of the Company at an exercise price of $4.00 per share. The aggregate grant date value of the warrant of $48,192 was recognized immediately as stock-based compensation expense which is reflected as consulting expense in the consolidated financial statements. Concurrently, the Company and the consultant agreed to exchange $38,000 of accrued consulting fees for 19,000 shares of common stock of the Company and a two-year warrant for the purchase of 4,750 shares of common stock of the Company at an exercise price of $4.00 per share, whose combined value is consistent with the carrying value of the liabilities being satisfied.

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BIORESTORATIVE THERAPIES, INC. & SUBSIDIARIES

Notes to Consolidated Financial Statements

Note 9 – Commitments and Contingencies – Continued

Consulting Agreements - Continued

On July 10, 2018, as further amended on August 22, 2018 and October 25, 2018, the Company entered into a consulting agreement with a consultant for services through March 31, 2019. In consideration of the consulting services, the Company issued the consultant convertible notes in the aggregate principal amount of $260,000 which will be earned and recognized ratably over their respective consulting agreement term. During the year ended December 31, 2018, the Company recorded an aggregate $260,000 of marketing and promotion expense for services rendered with a corresponding credit to notes payable. The notes mature at dates between January 2019 and April 2019 and bear interest at the rate of 10% per annum, payable at maturity. Pursuant to the notes, the holder has the right, from time to time following the respective issue date, at its election, to convert all or part of the outstanding and earned principal and accrued interest into shares of common stock of the Company, at a price generally equal to the lesser of (i) $1.27 or $1.75 per share, depending on the note, and (ii) 65% of the fair market value of the Company’s common stock, as defined. The Company may prepay the notes prior to the maturity date provided the principal is prepaid in full, plus interest, plus a prepayment premium of 25% on the principal.

In July 2018, the Company and a consultant agreed to further extend a previously expired consulting agreement from May 2018 to December 2018. In consideration of the extension of the term of the consulting agreement, the Company issued to the consultant an immediately vested five-year warrant for the purchase of 35,000 shares of common stock of the Company at an exercise price of $4.00 per share. The aggregate grant date value of the warrant of $43,106 was recognized immediately as stock-based compensation expense which is reflected as consulting expense in the consolidated financial statements.

See Note 10 – Stockholders’ Deficiency – Warrant and Option Valuation and Note 10 – Stockholders’ Deficiency – Stock Warrants regarding details for the valuation of warrants and the Black-Scholes valuation assumptions.

Scientific Advisory Services

In July 2018 and December 2018, the Company entered into agreements with certain consultants to serve as members of its Scientific Advisory Board and provide advice and guidance in connection with scientific matters relating to the Company’s business. The agreements will continue until terminated by either the Company or the respective party for any reason upon ten days written notice. In connection with the agreements, the Company issued the advisors five-year and ten-year options to purchase up to an aggregate 100,000 shares of the Company’s common stock at exercise prices ranging between $1.25 to $1.70 per share. The options vest as follows: (i) an aggregate 50,000 options vested immediately and (ii) an aggregate 50,000 options vest on the one-year anniversary of the grant date. The options had an aggregate grant date value of $92,100 which is being amortized over the vesting term of the respective options. The options were subject to the Company’s sequencing policy and, as a result, were recorded as derivative liabilities. In addition, on each one-year anniversary of the respective agreement date (as long as the consultant remains engaged), options to purchase an additional 5,000 shares are to be granted to the respective consultant which shall be exercisable for a period of five years from the respective dates of grant at exercise prices equal to the fair market value of the Company’s common stock.

In October 2018, the Company entered into an agreement with a consultant to serve as Chairman of the Disc Advisory Committee of its Scientific Advisory Board (the “Disc Committee Chairman”) and provide advice and guidance in connection with scientific matters relating to the Company’s business. The agreement will continue until terminated by either party for any reason upon thirty days written notice. In connection with the agreement, the Company issued the Disc Committee Chairman a ten-year option to purchase up to 75,000 shares of the Company’s common stock at an exercise price of $1.80 per share. The option vests as follows: (i) 25,000 options vested immediately and (ii) 50,000 options vest upon the achievement of certain performance conditions. The option had a grant date value of $129,800 which is being recognized over the respective expected vesting period. The option was subject to the Company’s sequencing policy and, as a result, was recorded as a derivative liability.

See Note 10 - Stockholders’ Deficiency – Options and Note 11 – Derivative Liabilities for additional details.

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BIORESTORATIVE THERAPIES, INC. & SUBSIDIARIES

Notes to Consolidated Financial Statements

Note 9 – Commitments and Contingencies – Continued

Litigations, Claims and Assessments

In the normal course of business, the Company may be involved in legal proceedings, claims and assessments arising in the ordinary course of business, and as of December 31, 2018, none are expected to materially impact the Company’s financial position.

The Company records legal costs associated with loss contingencies as incurred and accrues for all probable and estimable settlements.

Employment Agreements

Chief Executive Officer

The Company and its Chief Executive Officer (“CEO”) are parties to an employment agreement that expires on December 31, 2019. Pursuant to the employment agreement, as amended, in the event that (a) the CEO’s employment is terminated by the Company without cause, or (b) the CEO terminates his employment for “good reason” (each as defined in the employment agreement), or (c) the term of the CEO’s employment agreement is not extended beyond December 31, 2019 and within three months of such expiration date, his employment is terminated by the Company without “cause” or the CEO terminates his employment for any reason, the CEO would be entitled to receive severance in an amount equal to his then annual base salary and certain benefits, plus $100,000 (in lieu of bonus). Further, in the event that the CEO’s employment is terminated by the Company without cause, or the CEO terminates his employment for “good reason”, following a “change in control” (as defined in the employment agreement), the CEO would be entitled to receive severance in an amount equal to one and one-half times his then annual base salary and certain benefits, plus $300,000 (in lieu of bonus). Additionally, as part of the amended employment agreement, the CEO is entitled to new performance-based cash bonuses payable for the years ending December 31, 2018 and 2019, such that an aggregate of up to 50% of the CEO’s then annual base salary per annum could be earned for such year pursuant to the satisfaction of such goals. See below Note 9 – Commitments and Contingencies – Employment Agreements – Other for details regarding the CEO’s bonus accruals.

Former Senior VP

In January 2018, the Company entered into an employment agreement with its then Senior Vice President of Planning and Business Development (the “Former Senior VP”). In October 2018, the Former Senior VP resigned from the Company. The Former Senior VP was entitled to any accrued unpaid salary and unused vacation days that was payable to him through his termination date pursuant to his employment agreement. As of December 31, 2018, the Company paid such liability due to the Former Senior VP. Additionally, the Former Senior VP’s unvested option to purchase 500,000 shares was forfeited as of the termination date. See Note 10 – Stockholders’ Deficiency – Stock Options for additional details.

Executive Vice President

In October 2018, the Company entered into an employment agreement with its new Executive Vice President and Chief Strategy Officer (the “Executive VP”). Pursuant to the employment agreement, in the event of the termination of the Executive VP’s employment by the Company without “cause” or the resignation by the Executive VP for “good reason” (each as defined in the employment agreement), the Executive VP would be entitled to receive severance in an amount equal to six months of his then annual base salary. Additionally, in connection with the employment agreement, the Executive VP was granted a ten-year option to purchase up to 500,000 shares of the Company’s common stock at an exercise price of $1.42 per share. The option vests as follows: (i) 100,000 options vested immediately, (ii) 150,000 options vest upon the earlier of (a) the achievement of a certain performance condition or (b) the first anniversary of the date of grant, and (iii) 250,000 options vest on the second anniversary of the date of grant. The option had a grant date value of $677,200 which is being recognized over the respective expected vesting period.

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BIORESTORATIVE THERAPIES, INC. & SUBSIDIARIES

Notes to Consolidated Financial Statements

Note 9 – Commitments and Contingencies – Continued

Employment Agreements - Continued

Other

In February 2017 and March 2017, the Company’s Compensation Committee and Board of Directors, respectively, approved the following associated with performance-based cash bonuses for certain of the Company’s officers and current employees: (i) new performance-based cash bonuses payable for the year ending December 31, 2017 such that an aggregate of up to $402,500 could be earned for such year pursuant to the satisfaction of such goals; and (ii) the amendment of the performance-based cash bonuses for the year ended December 31, 2016 such that an aggregate of up to $322,000 could be earned for such year pursuant to the satisfaction of such goals. Also, pursuant to the amendment of the performance-based cash bonuses, the Company’s officers and certain employees’ achievement date of 2016 milestones was extended from January 31, 2017 to July 31, 2017. As of December 31, 2018 and 2017, the Company accrued approximately $35,000 and $87,000, respectively, for 2016 bonus milestones which were achieved and $0 for 2017 bonus milestones since such milestones were deemed not probable to be achieved.

In May 2018, the Company’s Compensation Committee and Board of Directors, respectively, approved new performance-based cash bonuses payable for the year ending December 31, 2018 for certain of the Company’s officers and employees, such that, an aggregate of up to $400,938 could be earned for 2018 pursuant to the satisfaction of such goals. As of December 31, 2018, the Company accrued approximately $56,000 for 2018 bonus milestones which were achieved but remain unpaid.

As of December 31, 2018, three employees other than the CEO have “at-will” employment agreements with the Company that provide for aggregate cash severance payments of $368,750, payable over twelve months, upon involuntary termination. As of December 31, 2017, two employees other than the CEO have “at-will” employment agreements with the Company that provide for aggregate cash severance payments of $175,000, payable over twelve months, upon involuntary termination.

Note 10 – Stockholders’ Deficiency

Authorized Capital

As of December 31, 2018, the Company was authorized to issue 75,000,000 shares of common stock, $0.001 par value, and 20,000,000 shares of preferred stock, $0.01 par value. The holders of the Company’s common stock are entitled to one vote per share. Subject to the rights of holders of preferred stock, if any, the holders of common stock are entitled to receive ratably such dividends, if any, as may be declared by the Board of Directors out of legally available funds. Subject to the rights of holders of preferred stock, if any, upon liquidation, dissolution or winding up of the Company, holders of common stock are entitled to share ratably in all assets of the Company that are legally available for distribution. No preferred stock has been issued through December 31, 2018.

2010 Equity Participation Plan

During the year ended December 31, 2018, the Compensation Committee and the Company’s stockholders, respectively, approved an increase in the number of shares authorized to be issued pursuant to the Company’s 2010 Equity Participation Plan from 4,250,000 to 10,000,000. As of December 31, 2018, 5,204,132 shares were reserved for future grant under the Company’s 2010 Equity Participation Plan.

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BIORESTORATIVE THERAPIES, INC. & SUBSIDIARIES

Notes to Consolidated Financial Statements

Note 10 – Stockholders’ Deficiency - Continued

Warrant and Option Valuation

The Company has computed the fair value of warrants and options granted using the Black-Scholes option pricing model. Option forfeitures are estimated at the time of valuation and reduce expense ratably over the vesting period. This estimate will be adjusted periodically based on the extent to which actual option forfeitures differ, or are expected to differ, from the previous estimate, when it is material. The Company estimated forfeitures related to option grants at an annual rate ranging from 0% to 5% for options granted during the years ended December 31, 2018 and 2017. The expected term used for warrants and options issued to non-employees is the contractual life and the expected term used for options issued to employees and directors is the estimated period of time that options granted are expected to be outstanding. The Company utilizes the “simplified” method to develop an estimate of the expected term of “plain vanilla” employee option grants. The Company is utilizing an expected volatility figure based on a review of the historical volatilities, over a period of time, equivalent to the expected life of the instrument being valued, of similarly positioned public companies within its industry. The risk-free interest rate was determined from the implied yields from U.S. Treasury zero-coupon bonds with a remaining term consistent with the expected term of the instrument being valued.

Common Stock and Warrant Offerings

During the year ended December 31, 2017, the Company issued an aggregate of 361,335 shares of common stock of the Company and five-year immediately vested warrants to purchase an aggregate of 371,335 shares of common stock of the Company at an exercise price of $4.00 per share to investors for aggregate gross proceeds of $1,084,000. The warrants had an aggregate grant date fair value of $601,595.

During the year ended December 31, 2018, the Company issued an aggregate of 70,000 shares of common stock of the Company and five-year immediately vested warrants to purchase an aggregate of 70,000 shares of common stock of the Company at an exercise price of $3.50 per share to investors for aggregate gross proceeds of $175,000. The warrants had an aggregate grant date fair value of $87,300.

Compensatory Common Stock Issuances

See Note 6 – Accrued Expenses and Other Current Liabilities for details regarding exchanges of accrued expenses for shares of common stock and warrants to a consultant and certain directors of the Company. See Note 9 – Commitments and Contingencies for details regarding an exchange of accrued consulting fees for shares of common stock and warrants.

During the year ended December 31, 2017, the Company issued 10,000 shares of immediately vested common stock valued at $20,000 to a consultant for services rendered during the year.

During the year ended December 31, 2018, the Company issued 35,000 shares of immediately vested common stock valued at $52,500 to a consultant for services rendered during the year.

Stock Warrants

Warrant Compensation

During the year ended December 31, 2017, the Company extended a previously expired agreement with a consultant from January 1, 2017 to December 31, 2017. In connection with this extension, the Company issued to the consultant an immediately vested five-year warrant to purchase 25,000 shares of common stock at an exercise price of $4.00 per share. The issuance date fair value of $40,763 was immediately recognized as stock-based compensation expense which is reflected in consulting expense in the consolidated statements of operations.

During the year ended December 31, 2017, the Company extended a previously expired agreement with a consultant from January 1, 2017 to June 30, 2017. In connection with this extension, the Company issued a five-year immediately vested warrant to purchase 20,000 shares of common stock at an exercise price of $4.50 per share. The warrant grant date fair value of $30,440 was recognized immediately as stock-based compensation expense which is reflected as consulting expense in the consolidated statements of operations.

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BIORESTORATIVE THERAPIES, INC. & SUBSIDIARIES

Notes to Consolidated Financial Statements

Note 10 – Stockholders’ Deficiency - Continued

Stock Warrants - Continued

Warrant Compensation - Continued

During the year ended December 31, 2017, the Company issued an immediately vested five-year warrant to purchase 25,000 shares of common stock at an exercise price of $4.00 per share to a consultant for services rendered. The warrant grant date fair value of $40,275 was recognized immediately as stock-based compensation expense and is reflected as consulting expense in the consolidated statements of operations.

During the year ended December 31, 2017, the Company extended a previously expired agreement with a consultant from October 1, 2017 to May 31, 2018. In connection with this extension, the Company issued a five-year immediately vested warrant to purchase 35,000 shares of common stock at an exercise price of $4.00 per share. The warrant grant date fair value of $56,434 was recognized immediately as stock-based compensation expense which is reflected as consulting expense in the consolidated statements of operations.

During the year ended December 31, 2018, the Company issued an immediately vested five-year warrant to purchase 75,000 shares of common stock of the Company at an exercise price of $2.00 per share to a consultant for services rendered. The warrant grant date fair value of $46,658 was recognized immediately as stock-based compensation expense and is reflected as consulting expense in the consolidated statements of operations with a corresponding credit to derivative liabilities as a result of the warrant being subject to the Company’s sequencing policy. See Note 11 – Derivative Liabilities for additional details.

See Note 9 - Commitments and Contingencies for additional details associated with the issuance of common stock and warrants in connection with consulting agreement extensions.

The Company recorded stock–based compensation expense of $137,956 and $167,912 during the years ended December 31, 2018 and 2017, respectively, related to stock warrants issued as compensation, which is reflected as consulting expense in the consolidated statements of operations. As of December 31, 2018, there was no unrecognized stock-based compensation expense related to stock warrants.

Warrant Modifications and Exercises

During the year ended December 31, 2017, the Company issued an aggregate of 410,625 shares of common stock pursuant to the exercise of warrants for aggregate gross proceeds of $821,250. The shares were issued pursuant to a warrant repricing program under which the exercise price for certain outstanding and exercisable warrants for the purchase of shares of common stock of the Company was reduced to $2.00 per share (reduced from exercises prices ranging from $4.00 to $30.00 per share). In connection with the share issuances, the Company issued to the purchasers of such shares additional two-year warrants for the purchase of an aggregate of 102,656 shares of common stock of the Company at an exercise price of $4.00 per share. The Company recognized a warrant modification charge of $6,618 during the year ended December 31, 2017, which represents the incremental value of the modified warrants and additional warrants issued as compared to the original warrants, both valued as of the respective modification dates.

During the year ended December 31, 2017, with respect to a warrant held by an investor, the Company agreed that (i) the conditions to the exercisability of the warrant for tranches to purchase an aggregate of 35,000 shares were eliminated, such that the entire warrant to purchase 50,000 shares of common stock was exercisable, and (ii) the exercise price of the warrant was reduced from an exercise price of $30.00 per share to $3.50 per share. Concurrent with the modification of the warrant, the investor exercised the warrant in full for aggregate gross proceeds to the Company of $175,000. The Company recognized a warrant modification charge of $4,500 during the year ended December 31, 2017, which represents the incremental value of the modified warrant as compared to the original warrant, both valued as of the respective modification dates which is reflected in warrant modification expense in the consolidated statement of operations.

F-32

BIORESTORATIVE THERAPIES, INC. & SUBSIDIARIES

Notes to Consolidated Financial Statements

Note 10 – Stockholders’ Deficiency – Continued

Stock Warrants - Continued

Warrant Modifications and Exercises - Continued

During the year ended December 31, 2017, with respect to warrants held by certain lenders, the Company agreed to extend the expiration dates of certain warrants to purchase an aggregate of 53,291 shares of the Company’s common stock and reduce the exercise price of certain warrants to purchase an aggregate of 1,233,931 shares of the Company’s common stock. The expiration dates of the warrants were extended from dates ranging between December 31, 2017 through December 29, 2021 to new expiration dates ranging between December 31, 2019 and June 28, 2022. The exercise price of certain warrants was reduced from an exercise price ranging between $4.50 and $10.00 per share to $4.00 per share. The Company recognized a warrant modification charge of $18,962 during the year ended December 31, 2017, which represents the incremental value of the modified warrants as compared to the original warrants, both valued as of the respective modification dates. The charge is reflected in warrant modification expense in the consolidated statements of operations. Of the warrants with the reduced exercise prices to purchase an aggregate 1,233,931 shares of the Company’s common stock, 1,219,444 of the warrants to purchase the Company’s common stock were reduced as consideration of extending the maturity dates of certain related party notes payable and are reflected as debt discount, net of notes payable in the consolidated balance sheet. See Note 7 – Notes Payable – Related Party Notes for details.

During the year ended December 31, 2018, the Company issued an aggregate of 207,084 shares of common stock pursuant to the exercise of warrants for aggregate gross proceeds of $414,168. The shares were issued pursuant to a warrant repricing program under which the exercise price for certain outstanding and exercisable warrants for the purchase of shares of common stock of the Company was reduced to $2.00 per share (reduced from exercises prices ranging from $4.00 to $5.00 per share). In connection with the share issuances, the Company issued to the purchasers of such shares additional two-year warrants for the purchase of an aggregate of 51,771 shares of common stock of the Company at an exercise price of $4.00 per share. The Company did not recognize a warrant modification charge as there was no incremental value of the modified warrants and additional warrants issued as compared to the original warrants, both valued as of the respective modification dates.

During the year ended December 31, 2018, the Company reduced the exercise price and extended the expiration date of a certain warrant held by an investor for the purchase of 10,000 shares of common stock of the Company. The exercise price of the warrant was reduced from $5.00 per share to $4.00 per share and the expiration date of the warrant was extended from May 2021 to May 2023. The Company recognized a warrant modification charge of $3,100, which represents the incremental value of the modified warrants as compared to the original warrants, both valued as of the respective modification dates which is reflected in warrant modification expense in the consolidated statements of operations.

During the year ended December 31, 2018, with respect to warrants held by a certain related party, the Company agreed to extend the expiration dates and reduce the exercise price of certain warrants to purchase an aggregate 844,444 shares of the Company’s common stock as consideration of extending the maturity dates of certain notes payable. The expiration dates of the warrants were extended from December 2018 to December 2019. The exercise prices of the warrants were reduced from $4.00 per share to $1.50 per share. The Company recognized a warrant modification charge of $244,889 during the year ended December 31, 2018, which represents the incremental value of the modified warrants as compared to the original warrants, both valued as of the respective modification dates. The incremental modification expense has been recorded as debt discount and is being amortized over the remaining extended term of the respective note. See Note 7 – Notes Payable – Related Party Notes for details.

F-33

BIORESTORATIVE THERAPIES, INC. & SUBSIDIARIES

Notes to Consolidated Financial Statements

Note 10 – Stockholders’ Deficiency – Continued

Stock Warrants - Continued

Warrant Activity Summary

In applying the Black-Scholes option pricing model to warrants granted, the Company used the following assumptions:

	For the Years Ended
	December 31,
	2018	2017
Risk free interest rate	1.92% - 2.91%	1.74% - 2.07%
Contractual term (years)	1.98 - 5.00	2.00 - 5.00
Expected volatility	128% - 141%	120% - 132%
Expected dividends	0.00%	0.00%

The weighted average estimated fair value of the warrants granted during the years ended December 31, 2018 and 2017 was approximately $1.06 and $1.54 per share, respectively.

See Note 6 – Accrued Expenses and Other Current Liabilities for details regarding exchanges of accrued expenses for shares of common stock and warrants to a consultant and certain directors of the Company. See Note 7 – Notes Payable for details associated with the issuance of warrants in connection with note issuances and the exchange of notes payable. See Note 9 – Commitments and Contingencies – Consulting Agreements for details associated with the issuance of warrants as compensation. See Note 10 – Stockholders’ Deficiency – Common Stock and Warrant Offerings for details associated with the issuance of warrants in connection with common stock and warrant offerings.

A summary of the warrant activity during the year ended December 31, 2018 is presented below:

			Weighted
		Weighted	Average
		Average	Remaining	Aggregate
	Number of	Exercise	Life	Intrinsic
	Warrants	Price	In Years	Value
Outstanding, December 31, 2017	3,435,134	$4.47
Issued	266,521	3.31
Exercised	(207,084)	2.00
Expired	(11,168)	42.72
Outstanding, December 31, 2018	3,483,403	$3.63	2.1	$-

Exercisable, December 31, 2018	3,483,403	$3.63	2.1	$-

F-34

BIORESTORATIVE THERAPIES, INC. & SUBSIDIARIES

Notes to Consolidated Financial Statements

Note 10 – Stockholders’ Deficiency – Continued

Stock Warrants - Continued

Warrant Activity Summary - Continued

The following table presents information related to stock warrants at December 31, 2018:

Warrants Outstanding		Warrants Exercisable
		Weighted
	Outstanding	Average	Exercisable
Exercise	Number of	Remaining Life	Number of
Price	Warrants	In Years	Warrants
$1.50 - $1.99	844,444	1.0	844,444
$2.00 - $2.99	75,000	4.8	75,000
$3.00 - $3.99	70,000	4.5	70,000
$4.00 - $4.99	2,179,635	2.4	2,179,635
$5.00 - $5.99	195,989	2.5	195,989
$6.00 - $7.99	40,000	1.6	40,000
$8.00 - $9.99	2,500	0.9	2,500
$10.00 - $14.99	40,400	1.2	40,400
$15.00 - $19.99	35,435	0.7	35,435
	3,483,403	2.1	3,483,403

Stock Options

In applying the Black-Scholes option pricing model to stock options granted, the Company used the following assumptions:

	For the Years Ended
	December 31,
	2018	2017
Risk free interest rate	2.44% - 3.15%	1.77% - 1.88%
Expected term (years)	5.00 - 10.00	5.50 - 6.00
Expected volatility	129% - 141%	120% - 130%
Expected dividends	0.00%	0.00%

The weighted average estimated fair value of the stock options granted during the years ended December 31, 2018 and 2017 was approximately $1.60 and $2.75 per share, respectively.

On February 14, 2017, the Compensation Committee reduced the exercise price of outstanding options for the purchase of an aggregate of 1,219,450 shares of common stock of the Company (with exercise prices ranging between $5.70 and $30.00 per share) to $4.70 per share, which was the closing price for the Company’s common stock on February 13, 2017, as reported by the OTCQB. The exercise price reduction related to options held by, among others, the Company’s executive officers and directors. The incremental value of the modified options compared to the original options, both valued as of the respective modification date, of $430,394 is being recognized over the vesting term of the options.

During the year ended December 31, 2017, the Company issued ten-year options to employees, directors, and an advisor of the Company to purchase an aggregate of 1,117,000 shares of common stock at exercise prices ranging between $2.80 to $3.35 per share. The options vest as follows: (i) options for the purchase of 283,336 shares vested immediately, (ii) options for the purchase of 372,338 shares vested on the one-year anniversary of the issuance date, (iii) options for the purchase of 372,332 shares vest on the two-year anniversary of the issuance date and (iv) options for the purchase of 88,994 shares vest on the three-year anniversary of the issuance date. The options had an aggregate grant date value of $3,070,600 which is being amortized over the vesting term of the respective options.

F-35

BIORESTORATIVE THERAPIES, INC. & SUBSIDIARIES

Notes to Consolidated Financial Statements

Note 10 – Stockholders’ Deficiency – Continued

Stock Options - Continued

In January 2018, the Company granted a ten-year option to a consultant of the Company to purchase 10,000 shares of the Company’s common stock at an exercise price of $3.20 per share. The option vested ratably over three years on the issuance date anniversaries. The option had an aggregate grant date value of $33,700. During the year ended December 31, 2018, the option was forfeited in connection with the consultant’s termination and accordingly, no expense related to the option was recognized.

In January 2018, the Company granted the Former Senior VP a ten-year option to purchase 500,000 shares of the Company’s common stock at an exercise price of $3.40 per share. The option grant provided for vesting based upon the achievement of a certain performance condition. The grant date value of the option was $1,491,300, which was recognizable to the extent such milestone was deemed probable to occur. See Note 9 – Commitments and Contingencies for additional details regarding the Former Senior VP’s resignation and termination of the option.

In October 2018, the Company issued ten-year options to employees and directors of the Company to purchase an aggregate of 885,000 shares of common stock at an exercise price of $1.23 per share. The options vest as follows: (i) options for the purchase of 216,667 shares vested immediately, (ii) options for the purchase of 295,002 shares vest on the one-year anniversary of the issuance date, (iii) options for the purchase of 295,000 shares vest on the two-year anniversary of the issuance date and (iv) options for the purchase of 78,331 shares vest on the three-year anniversary of the issuance date. The options had an aggregate grant date value of $943,100 which is being amortized over the vesting term of the respective options.

In October 2018 and December 2018, the Company entered into agreements with certain members of its Scientific Advisory Board to provide advice and guidance in connection with scientific matters relating to the Company’s business. In connection with the agreements, the Company issued the advisors ten-year options to purchase up to an aggregate 110,000 shares of the Company’s common stock at an exercise price of $1.23 per share. The options vest ratably over three years on the issuance date anniversaries. The options had an aggregate grant date value of $125,800. The Company recognizes the fair value of the options as consulting expenses over the respective vesting terms of the options. The options were subject to the Company’s sequencing policy and, as a result, were recorded as derivative liabilities. The Company See Note 11 – Derivative Liabilities for additional details.

See Note 9 – Commitments and Contingencies for details regarding the issuance of options to certain Scientific Advisory Board members and the Executive VP.

A summary of the option activity during the year ended December 31, 2018 is presented below:

			Weighted
		Weighted	Average
		Average	Remaining	Aggregate
	Number of	Exercise	Life	Intrinsic
	Options	Price	In Years	Value
Outstanding, December 31, 2017	3,122,202	$4.25
Granted	2,180,000	1.81
Forfeited	(598,417)	3.50
Outstanding, December 31, 2018	4,703,785	$3.21	8.0	$-

Exercisable, December 31, 2018	2,952,460	$4.03	7.1	$-

F-36

BIORESTORATIVE THERAPIES, INC. & SUBSIDIARIES

Notes to Consolidated Financial Statements

Note 10 – Stockholders’ Deficiency – Continued

Stock Options - Continued

The following table presents information related to stock options at December 31, 2018:

Options Outstanding		Options Exercisable
		Weighted
	Outstanding	Average	Exercisable
Exercise	Number of	Remaining Life	Number of
Price	Options	In Years	Options
$1.00 - $1.99	1,670,000	9.6	391,667
$2.00 - $2.99	187,834	8.2	64,503
$3.00 - $3.99	1,615,334	7.9	1,268,673
$4.00 - $4.99	1,153,117	5.5	1,150,117
$5.00 - $5.99	5,000	5.5	5,000
$6.00 - $19.99	37,500	5.0	37,500
$20.00 - $30.00	35,000	3.2	35,000
	4,703,785	7.1	2,952,460

The following table presents information related to stock option expense:

				Weighted
				Average
				Remaining
	For the Years Ended		Unrecognized at	Amortization
	December 31,		December 31,	Period
	2018	2017	2018	(Years)
Consulting	$965,916	$1,558,392	$502,144	0.6
Research and development	340,471	481,041	551,073	1.5
General and administrative	902,542	1,373,459	963,729	1.0
	$2,208,929	$3,412,892	$2,016,946	1.0

F-37

BIORESTORATIVE THERAPIES, INC. & SUBSIDIARIES

Notes to Consolidated Financial Statements

Note 11 – Derivative Liabilities

The following table sets forth a summary of the changes in the fair value of Level 3 derivative liabilities that are measured at fair value on a recurring basis:

Beginning balance as of January 1, 2017	$-
Issuance of derivative liabilities	332,131
Reclassification of derivative liabilities to equity	(9,019)
Change in fair value of derivative liabilities	(107,039)
Ending balance as of December 31, 2017	$216,073
Issuance of derivative liabilities	3,875,231
Extinguishment of derivative liabilities in connection with convertible note repayments and exchanges	(3,120,833)
Change in fair value of derivative liabilities	229,323
Reclassification of derivative liabilities to equity	(105,187)
Ending balance as of December 31, 2018	$1,094,607

In applying the Multinomial Lattice and Black-Scholes option pricing models to derivatives issued and outstanding during the years ended December 31, 2018 and 2017, the Company used the following assumptions:

	For the Years Ended
	December 31,
	2018	2017
Risk free interest rate	1.22% - 2.94%	1.22% - 2.07%
Expected term (years)	0.01 - 5.00	0.00 - 5.00
Expected volatility	100% - 208%	123% - 130%
Expected dividends	0.00%	0.00%

During the year ended December 31, 2018, the Company recorded new derivative liabilities in the aggregate amounts of $3,631,705, $121,657 and $121,869 related to the ECOs of certain convertible notes payable, warrants and stock options subject to sequencing, respectively. During the year ended December 31, 2017, the Company recorded new derivative liabilities in the aggregate amounts of $252,117 and $80,014 related to the ECOs of certain convertible notes payable and warrants, respectively. See Note 7 – Notes Payable – Convertible Notes and Other Notes for additional details. See Note 9 – Commitments and Contingencies for a stock option issued and deemed to be a derivative liability. See Note 10 – Stockholders’ Deficiency for warrants issued and deemed to be derivative liabilities.

During the year ended December 31, 2018, the Company extinguished an aggregate of $3,120,833 of derivative liabilities in connection with repayments and exchanges of certain convertible notes payable into shares of the Company’s common stock. See Note 7 – Notes Payable – Convertible Notes and Other Notes for additional details.

During the year ended December 31, 2017, the Company reclassified $9,019 of derivative liabilities to equity in connection with the conversion of convertible notes payable into shares of common stock.

During the year ended December 31, 2018, the Company reclassified an aggregate of $105,187 of derivative liabilities to equity as a result of a change in the sequencing status.

On December 31, 2018, the Company recomputed the fair value of ECOs recorded as derivative liabilities to be $852,454. The Company recorded a loss on the change in fair value of these derivative liabilities of $310,710 for the year ended December 31, 2018.

F-38

BIORESTORATIVE THERAPIES, INC. & SUBSIDIARIES

Notes to Consolidated Financial Statements

Note 11 – Derivative Liabilities - Continued

On December 31, 2018, the Company recomputed the fair value of the derivative liabilities related to outstanding warrants to be $120,284. These warrants are either redeemable for cash equal to the Black-Scholes value, as defined, at the election of the warrant holder upon a fundamental transaction pursuant to the warrant terms or were issued subsequent to the commencement of sequencing. The Company recorded a gain on the change in fair value of these derivative liabilities of $81,387 for the year ended December 31, 2018.

On December 31, 2018, the Company recomputed the fair value of the derivative liabilities related to outstanding consultant stock options to be $121,869. The stock options were issued subsequent to the commencement of sequencing and the fair value of the options are being recorded in consulting expenses in the consolidated statements of operations over the respective expected vesting period with a corresponding credit to derivative liabilities. See Note 10 – Stockholders’ Deficiency -Stock Options for additional details.

Note 12 – Subsequent Events

Stock Options

Subsequent to December 31, 2018, the Company issued a ten-year option to a certain Scientific Advisory Board member of the Company to purchase 70,000 shares of common stock of the Company at an exercise price of $1.00 per share. The option vests as follows: (i) an option for the purchase of 23,334 shares vested immediately, (ii) an option for the purchase of 23,333 shares will vest on the one-year anniversary of the issuance date, and (iii) an option for the purchase of 23,333 shares will vest on the two-year anniversary of the issuance date. The fair value of the option will be recognized over the vesting period.

Subsequent to December 31, 2018, the Board of Directors reduced the exercise price of outstanding stock options for the purchase of an aggregate of 4,631,700 shares of common stock of the Company (with exercise prices ranging between $1.00 and $4.70 per share) to $0.75 per share, which was the closing price for the Company’s common stock on the day prior to determination, as reported by the OTCQB market. The exercise price reduction related to options held by, among others, the Company’s directors, advisors and employees. The incremental value of the modified options compared to the original options, both valued as of the respective modification date, will be recognized over the vesting term of the options.

Consulting Agreement

Subsequent to December 31, 2018, the Company and a consultant agreed to further extend a previously expired consulting agreement from January 2019 to December 2019. In connection with the extension, the Company issued to the consultant a five-year, immediately vested warrant for the purchase of 100,000 shares of the Company’s common stock at an exercise price of $1.00 per share.

Settlement Agreement

Subsequent to December 31, 2018, the Company entered into a settlement agreement with a certain consultant, pursuant to which $46,500 of previously recorded consulting fees were exchanged for 10,000 shares of the Company’s common stock and a $10,000 cash payment.

Common Stock and Warrant Offering

Subsequent to December 31, 2018, the Company issued 1,000,000 shares of common stock of the Company, a five-year immediately vested warrant to purchase 500,000 shares of common stock of the Company at an exercise price of $0.85 per share and a one-year immediately vested warrant to purchase 500,000 shares of common stock of the Company at an exercise price of $0.70 per share to an investor for gross proceeds of $600,000.

F-39

BIORESTORATIVE THERAPIES, INC. & SUBSIDIARIES

Notes to Consolidated Financial Statements

Note 12 - Subsequent Events – Continued

Notes Payable

Subsequent to December 31, 2018, the Company issued a convertible promissory note in the principal amount of $450,000 to certain related parties. The convertible note bears interest at the rate of 15% per annum, payable at maturity, with an original maturity date in August 2019. The note is convertible, at the option of the lenders, into shares of common stock of the Company at a conversion price of $0.60 per share, subject to adjustment, and a five-year warrant for the purchase of a number of shares equal to the number of shares issued upon the conversion of the principal amount of the note. The warrant provides for an exercise price of $0.80 per share, subject to adjustment.

Subsequent to December 31, 2018, the Company issued convertible promissory notes in the aggregate principal amount of $575,000 to certain lenders for aggregate cash proceeds of $575,000. The convertible notes bear interest at the rate of 15% per annum, payable at maturity, with original maturity dates in July 2019. Each note is convertible, at the option of the lender, into shares of common stock of the Company at a conversion price of $0.60 per share, subject to adjustment, and a five-year warrant for the purchase of a number of shares equal to the number of shares issued upon the conversion of the principal amount of the respective note. The warrant provides for an exercise price of $0.80 per share, subject to adjustment.

Subsequent to December 31, 2018, the Company issued convertible promissory notes in the aggregate principal amount of $2,205,000 for aggregate cash proceeds of $2,048,918. The convertible notes bear interest at rates ranging from 8% to 12% per annum, payable at maturity, with original maturity dates ranging between July 2019 to March 2020. The convertible notes are convertible as follows: (i) $805,000 of aggregate principal and the respective accrued interest is convertible into shares of the Company’s common stock at the election of the holder after the 180th day following the issue date at a conversion price generally equal to 58% of the fair value of the Company’s common stock, (ii) $170,000 of aggregate principal and the respective accrued interest is convertible into shares of the Company’s common stock at the election of the holder at any time immediately on or after the issue date until the 180th day following issuance at a conversion price equal to $0.25 per share or after the 180th day following issuance at a conversion price equal to 58% of the fair value of the Company’s common stock, and (iii) $1,230,000 of aggregate principal and the respective accrued interest is convertible into shares of the Company’s common stock at the election of the holder for the first six months at a fixed conversion price ranging from $1.00 to $2.00 per share, and thereafter, at a conversion price generally equal to 58% of the fair value of the Company’s common stock. In connection with the issuance of a certain convertible promissory note, the Company issued to the lender a five-year, immediately vested warrant for the purchase of 40,000 shares of the Company’s common stock at an exercise price of $1.00 per share. The grant date fair value of the warrant will be recorded as a debt discount and will be amortized over the term of the note. In the event that the Company elects to prepay any of the respective notes during the first ninety-day period following the issue date, the holder is entitled to receive a prepayment premium of up to 30%, depending on the note, of the then outstanding principal balance plus accrued interest. In the event that the Company elects to prepay any of the notes during the second ninety-day period following the issue date, the holder is entitled to receive a prepayment premium of up to 35%, depending on the note, of the then outstanding principal balance plus accrued interest.

Subsequent to December 31, 2018, a certain lender to the Company acquired another promissory note issued by the Company in the outstanding amount of $148,014 (inclusive of accreted interest of $23,014) from a different lender to the Company. The Company exchanged the acquired note for a new convertible note in the principal amount of $148,014 which accrues interest at a rate of 12% per annum, payable on the maturity date in March 2020.

Subsequent to December 31, 2018, the Company and a certain related party agreed to extend the maturity date of a certain promissory note with a principal balance of $30,000 that was past maturity from December 2018 to December 2019.

Subsequent to December 31, 2018, the Company and a certain lender agreed to extend the maturity date of a certain promissory note with a principal balance of $125,000 that was past maturity from January 2019 to December 2019. In connection with the extension, the Company issued the lender 10,000 shares of the Company’s common stock. The issuance date fair value of the common stock will be recorded as debt discount and will be amortized over the term of the note.

Subsequent to December 31, 2018, the Company and certain lenders agreed to exchange an aggregate principal amount of $619,391 and aggregate accrued interest of $24,509 of certain convertible notes payable for an aggregate of 1,928,400 shares of the Company’s common stock at exchange prices ranging from $0.28 to $0.42 per share.

Subsequent to December 31, 2018, the Company repaid an aggregate principal amount of $1,065,000 of notes payable, $55,169 of the respective aggregate accrued interest and an aggregate of $134,636 of prepayment premiums.

F-40

ITEM 9.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

None.

PART I – FINANCIAL INFORMATION

ITEM 1. Financial Statements.

BIORESTORATIVE THERAPIES, INC. & SUBSIDIARY

Condensed Consolidated Balance Sheets

	March 31,	December 31,
	2019	2018
	(unaudited)
Assets

Current Assets:
Cash	$496,279	$117,523
Accounts receivable	29,000	29,000
Prepaid expenses and other current assets	122,045	34,464
Total Current Assets	647,324	180,987

Property and equipment, net	141,297	175,235
Intangible assets, net	795,334	814,059
Security deposit	-	22,100
Total Assets	$1,583,955	$1,192,381

Liabilities and Stockholders’ Deficiency

Current Liabilities:
Accounts payable	$1,567,556	$1,893,827
Accrued expenses and other current liabilities	2,493,867	2,302,176
Accrued interest	402,065	338,619
Current portion of notes payable, net of debt discount of $2,440,769 and $936,866 at March 31, 2019 and December 31, 2018, respectively	3,513,005	3,625,659
Derivative liabilities	751,893	1,094,607
Total Current Liabilities	8,728,386	9,254,888

Accrued expenses, non-current portion	-	36,500
Accrued interest, non-current portion	20,201	18,137
Notes payable, non-current portion, net of debt discount of $16,394 and $75,497 at March 31, 2019 and December 31, 2018, respectively	488,112	523,894
Total Liabilities	9,236,699	9,833,419

Commitments and contingencies (See Note 6)

Stockholders’ Deficiency:
Preferred stock, $0.01 par value; Authorized, 20,000,000 shares; None issued and outstanding at March 31, 2019 and December 31, 2018	-	-
Common stock, $0.001 par value; Authorized, 75,000,000 shares; Issued and outstanding 14,732,411 and 11,728,394 shares at March 31, 2019 and December 31, 2018, respectively	14,732	11,728
Additional paid-in capital	60,137,952	55,269,490
Accumulated deficit	(67,805,428)	(63,922,256)
Total Stockholders’ Deficiency	(7,652,744)	(8,641,038)
Total Liabilities and Stockholders’ Deficiency	$1,583,955	$1,192,381

See Notes to these Condensed Consolidated Financial Statements

3

BIORESTORATIVE THERAPIES, INC. & SUBSIDIARY

Condensed Consolidated Statements of Operations

(unaudited)

	For The Three Months Ended
	March 31,
	2019	2018
Revenues	$29,000	$19,000

Operating Expenses:
Marketing and promotion	15,837	41,023
Consulting	599,734	432,930
Research and development	455,006	407,130
General and administrative	1,286,759	1,368,655
Total Operating Expenses	2,357,336	2,249,738
Loss From Operations	(2,328,336)	(2,230,738)

Other (Expense) Income:
Interest expense	(316,944)	(161,259)
Amortization of debt discount	(743,142)	(261,646)
Loss on extinguishment of notes payable, net	(448,486)	(18,837)
Change in fair value of derivative liabilities	(46,264)	164,820
Total Other Expense	(1,554,836)	(276,922)
Net Loss	$(3,883,172)	$(2,507,660)

Net Loss Per Share
- Basic and Diluted	$(0.28)	$(0.39)

Weighted Average Number of Common Shares Outstanding
- Basic and Diluted	13,645,991	6,392,819

See Notes to these Condensed Consolidated Financial Statements

4

BIORESTORATIVE THERAPIES, INC. & SUBSIDIARY

Condensed Consolidated Statements of Changes in Stockholders’ Deficiency

(unaudited)

	Three Months Ended March 31, 2019
			Additional
	Common Stock		Paid-In	Accumulated
	Shares	Amount	Capital	Deficit	Total
Balance - January 1, 2019	11,728,394	$11,728	$55,269,490	$(63,922,256)	$(8,641,038)

Shares and warrants issued for cash	1,000,000	1,000	99,000	-	100,000

Shares issued in satisfaction of accrued consulting services	10,000	10	7,190	-	7,200

Shares issued in exchange for notes payable and accrued interest	1,984,017	1,984	1,508,298	-	1,510,282

Shares issued and recorded as debt discount in connection with a note payable extension	10,000	10	7,042	-	7,052

Reclassification of derivative liabilities to equity	-	-	2,517,254	-	2,517,254

Stock-based compensation: - options	-	-	729,678	-	729,678

Net loss	-	-	-	(3,883,172)	(3,883,172)
Balance - March 31, 2019	14,732,411	$14,732	$60,137,952	$(67,805,428)	$(7,652,744)

	Three Months Ended March 31, 2018
			Additional
	Common Stock		Paid-In	Accumulated
	Shares	Amount	Capital	Deficit	Total
Balance - January 1, 2018	6,112,473	$6,112	$44,561,773	$(51,404,453)	$(6,836,568)

Exercise of warrants for purchase of common stock	207,084	207	413,961	-	414,168

Shares and warrants issued in satisfaction of accrued services	19,000	19	37,981	-	38,000

Conversion of notes payable and accrued interest into common stock	27,018	27	52,877	-	52,904

Shares issued in exchange for notes payable and accrued interest	84,678	85	173,841	-	173,926

Shares issued and recorded as debt discount connection with note payable issuances or extensions	33,000	33	61,174	-	61,207

Reclassification of derivative liabilities to equity	-	-	9,397	-	9,397

Beneficial conversion features related to convertible notes payable	-	-	21,518	-	21,518

Stock-based compensation:
- options and warrants	-	-	882,812	-	882,812

Net loss	-	-	-	(2,507,660)	(2,507,660)
Balance - March 31, 2018	6,483,253	$6,483	$46,215,334	$(53,912,113)	$(7,690,296)

See Notes to these Condensed Consolidated Financial Statements

5

BIORESTORATIVE THERAPIES, INC. & SUBSIDIARY

Condensed Consolidated Statements of Cash Flows

(unaudited)

	For The Three Months Ended
	March 31,
	2019	2018
Cash Flows From Operating Activities
Net loss	$(3,883,172)	$(2,507,660)
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization of debt discount	743,142	261,646
Accretion of interest expense	127,743	67,562
Depreciation and amortization	52,663	60,584
Stock-based compensation	785,678	882,812
Loss on extinguishment of note payables, net	263,848	18,837
Gain on settlement of payables	(29,300)	-
Change in fair value of derivative liabilities	46,264	(164,820)
Changes in operating assets and liabilities:
Accounts receivable	-	19,000
Prepaid expenses and other current assets	(87,581)	12,685
Security deposit	22,100	-
Accounts payable	(289,771)	(68,870)
Accrued interest, expenses and other current liabilities	268,224	260,023
Total Adjustments	1,903,010	1,349,459
Net Cash Used In Operating Activities	(1,980,162)	(1,158,201)

Cash Flows From Financing Activities
Proceeds from notes payable	3,073,918	420,500
Repayments of notes payable	(1,315,000)	(119,583)
Proceeds from exercise of warrants	-	414,168
Sales of common stock and warrants for cash	600,000	-
Net Cash Provided By Financing Activities	2,358,918	715,085

Net Increase (Decrease) In Cash	378,756	(443,116)

Cash - Beginning	117,523	451,680
Cash - Ending	$496,279	$8,564

See Notes to these Condensed Consolidated Financial Statements

6

BIORESTORATIVE THERAPIES, INC. & SUBSIDIARY

Condensed Consolidated Statements of Cash Flows - Continued

(unaudited)

	For The Three Months Ended
	March 31,
	2019	2018
Supplemental Disclosures of Cash Flow Information:
Cash paid during the year for:
Interest	$126,169	$9,198
Income tax	$-	$-

Non-cash investing and financing activities:
Shares issued and recorded as debt discount in connection with notes payable issuances or extensions	$7,052	$61,207
Shares issued in exchange for notes payable and accrued interest	$1,510,282	$173,926
Conversion of notes payable and accrued interest into common stock	$-	$52,904
Shares and warrants issued in satisfaction of accrued consulting services	$7,200	$38,000
Reclassification of derivative liabilities to equity	$2,517,254	$9,397
Bifurcated embedded conversion options and warrants recorded as derivative liability and debt discount	$2,331,602	$235,614
Beneficial conversion features recorded as debt discount	$-	$21,518
Warrants issued for consulting services recorded as derivative liabilities	$56,000	$-
Accrued interest reclassified to notes payable principal	$23,013	$-

See Notes to these Condensed Consolidated Financial Statements

7

BIORESTORATIVE THERAPIES, INC. & SUBSIDIARY

Notes to Condensed Consolidated Financial Statements

(unaudited)

Note 1 – Business Organization and Nature of Operations

BioRestorative Therapies, Inc. has one wholly-owned subsidiary, Stem Pearls, LLC (“Stem Pearls”). BioRestorative Therapies, Inc. and its subsidiary are referred to collectively as “BRT” or the “Company” (See Note 3 – Summary of Significant Accounting Policies – Principles of Consolidation). BRT develops therapeutic products and medical therapies using cell and tissue protocols, primarily involving adult stem cells. BRT’s website is at www.biorestorative.com. BRT is currently developing a Disc/Spine Program referred to as “brtxDISC”. Its lead cell therapy candidate, BRTX-100, is a product formulated from autologous (or a person’s own) cultured mesenchymal stem cells collected from the patient’s bone marrow. The product is intended to be used for the non-surgical treatment of painful lumbosacral disc disorders. BRT is also engaging in research efforts with respect to a platform technology utilizing brown adipose (fat) for therapeutic purposes to treat type 2 diabetes, obesity and other metabolic disorders and has labeled this initiative its ThermoStem Program. Further, BRT has licensed a patented curved needle device that is a needle system designed to deliver cells and/or other therapeutic products or material to the spine and discs or other potential sites.

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for interim financial information. Accordingly, they do not include all of the information and disclosures required by U.S. GAAP for annual financial statements. In the opinion of management, such statements include all adjustments (consisting only of normal recurring items) which are considered necessary for a fair presentation of the unaudited condensed consolidated financial statements of the Company as of March 31, 2019 and for the three months ended March 31, 2019 and 2018. The results of operations for the three months ended March 31, 2019 are not necessarily indicative of the operating results for the full year ending December 31, 2019 or any other period. These unaudited condensed consolidated financial statements should be read in conjunction with the audited consolidated financial statements and related disclosures of the Company as of December 31, 2018 and for the year then ended, which were filed with the Securities and Exchange Commission on Form 10-K on March 29, 2019.

Note 2 – Going Concern and Management’s Plans

As of March 31, 2019, the Company had a working capital deficiency and a stockholders’ deficiency of $8,081,062 and $7,652,744, respectively. During the three months ended March 31, 2019, the Company incurred a net loss of $3,883,172. These conditions indicate that there is substantial doubt about the Company’s ability to continue as a going concern within the next twelve months from the filing date of this report.

The Company’s primary source of operating funds since inception has been equity and debt financings. The Company intends to continue to raise additional capital through debt and equity financings. There is no assurance that these funds will be sufficient to enable the Company to fully complete its development activities or attain profitable operations. If the Company is unable to obtain such additional financing on a timely basis or, notwithstanding any request the Company may make, the Company’s debt holders do not agree to convert their notes into equity or extend the maturity dates of their notes, the Company may have to curtail its development, marketing and promotional activities, which would have a material adverse effect on the Company’s business, financial condition and results of operations, and ultimately the Company could be forced to discontinue its operations and liquidate.

The accompanying unaudited condensed consolidated financial statements have been prepared in conformity with U.S. GAAP, which contemplate continuation of the Company as a going concern and the realization of assets and satisfaction of liabilities in the normal course of business. The carrying amounts of assets and liabilities presented in the financial statements do not necessarily purport to represent realizable or settlement values. The unaudited condensed consolidated financial statements do not include any adjustment that might result from the outcome of this uncertainty.

8

BIORESTORATIVE THERAPIES, INC. & SUBSIDIARY

Notes to Condensed Consolidated Financial Statements

(unaudited)

Note 2 – Going Concern and Management’s Plans – Continued

Subsequent to March 31, 2019, the Company has received aggregate equity and debt financings of $556,000 and $728,280, respectively, debt (inclusive of accrued interest) of $528,028 has been exchanged for common stock, and $573,400 of debt (inclusive of accrued interest and prepayment premiums) has been repaid. As a result, the Company expects to have the cash required to fund its operations through June 2019 while it continues to apply efforts to raise additional capital. While there can be no assurance that it will be successful, the Company is in negotiations to raise additional capital. As of the filing date of this report, the Company has notes payable with an aggregate principal balance of $190,028 which are past due. The Company is currently in the process of negotiating an extension with respect to these notes though there can be no assurance that the Company will be successful. See Note 9 – Subsequent Events for additional details.

Note 3 – Summary of Significant Accounting Policies

Principles of Consolidation

The unaudited condensed consolidated financial statements of the Company include the accounts of Stem Pearls. All significant intercompany transactions have been eliminated in the consolidation.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the dates of the financial statements and the reported amounts of revenue and expenses during the periods. The Company’s significant estimates and assumptions include the recoverability and useful lives of long-lived assets, the fair value of the Company’s stock, stock-based compensation, warrants issued in connection with notes payable, derivative liabilities and the valuation allowance related to the Company’s deferred tax assets. Certain of the Company’s estimates, including the carrying amount of the intangible assets, could be affected by external conditions, including those unique to the Company and general economic conditions. It is reasonably possible that these external factors could have an effect on the Company’s estimates and could cause actual results to differ from those estimates.

Revenue Recognition

On January 1, 2019, the Company adopted Accounting Standards Codification (“ASC”) Topic 606, “Revenue from Contracts with Customers” (“ASC 606”). The core principle of ASC 606 requires that an entity recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services. ASC 606 defines a five-step process to achieve this core principle and, in doing so, it is possible more judgment and estimates may be required within the revenue recognition process than required under existing U.S. GAAP including identifying performance obligations in the contract, estimating the amount of variable consideration to include in the transaction price and allocating the transaction price to each separate performance obligation.

The five-step process outlined in the ASC 606 is as follows:

Step 1 – Identify the Contract with the Customer – A contract exists when (a) the parties to the contract have approved the contract and are committed to perform their respective obligations, (b) the entity can identify each party’s rights regarding the goods or services to be transferred, (c) the entity can identify the payment terms for the goods or services to be transferred, (d) the contract has commercial substance and it is probable that the entity will collect substantially all of the consideration to which it will be entitled in exchange for the goods or services that will be transferred to the customer.

Step 2 – Identify Performance Obligations in the Contract – Upon execution of a contract, the Company identifies as performance obligations each promise to transfer to the customer either (a) goods or services that are distinct or (b) a series of distinct goods or services that are substantially the same and have the same pattern of transfer to the customer. To the extent a contract includes multiple promised goods or services, the Company must apply judgement to determine whether the goods or services are capable of being distinct within the context of the contract. If these criteria are not met, the goods or services are accounted for as a combined performance obligation.

9

BIORESTORATIVE THERAPIES, INC. & SUBSIDIARY

Notes to Condensed Consolidated Financial Statements

(unaudited)

Note 3 – Summary of Significant Accounting Policies – Continued

Revenue Recognition – Continued

Step 3 – Determine the Transaction Price – When (or as) a performance obligation is satisfied, the Company shall recognize as revenue the amount of the transaction price that is allocated to the performance obligation. The contract terms are used to determine the transaction price. Generally, all contracts include fixed consideration. If a contract did include variable consideration, the Company would determine the amount of variable consideration that should be included in the transaction price based on expected value method. Variable consideration would be included in the transaction price, if in the Company’s judgement, it is probable that a significant future reversal of cumulative revenue under the contract would not occur.

Step 4 – Allocate the Transaction Price – After the transaction price has been determined, the next step is to allocate the transaction price to each performance obligation in the contract. If the contract only has one performance obligation, the entire transaction price will be applied to that obligation. If the contract has multiple performance obligations, the transaction price is allocated to the performance obligations based on the relative standalone selling price (SSP) at contract inception.

Step 5 – Satisfaction of the Performance Obligations (and Recognize Revenue) – Revenue is recognized when (or as) goods or services are transferred to a customer. The Company satisfies each of its performance obligations by transferring control of the promised good or service underlying that performance obligation to the customer. Control is the ability to direct the use of, and obtain substantially all of the remaining benefits from, an asset. It includes the ability to prevent other entities from directing the use of, and obtaining the benefits from, an asset. Indicators that control has passed to the customer include: a present obligation to pay; physical possession of the asset; legal title; risks and rewards of ownership; and acceptance of the asset. Performance obligations can be satisfied at a point in time or over time.

The Company recognizes all of its revenue pursuant to a license agreement between the Company and a stem cell treatment company (“SCTC”) entered into in January 2012, as amended in November 2015. Pursuant to the license agreement, the SCTC granted to the Company a license to use certain intellectual property related to, among other things, stem cell disc procedures and the Company has granted to the SCTC a non-exclusive sublicense to use, and the right to sublicense to third parties the right to use, in certain locations in the United States and the Cayman Islands, certain of the licensed intellectual property. In consideration of the sublicenses, the SCTC has agreed to pay the Company royalties on a per disc procedure basis.

The Company recognizes sublicensing and royalty revenue on a per disc procedure basis when the third-party sale occurs. All sales have fixed pricing and there are currently no variable components included in the Company’s revenue. The timing of the Company’s revenue recognition may differ from the timing of receiving royalty payments. A receivable is recorded when revenue is recognized prior to receipt of a royalty payment and the Company has an unconditional right to the royalty payment. Alternatively, when a royalty payment precedes the provision of the related services, the Company records deferred revenue until the performance obligations are satisfied. During the three months ended March 31, 2019 and 2018, the Company recognized $29,000 and $19,000, respectively, of revenue related to the Company’s sublicenses.

The Company adopted ASC 606 for all applicable contracts using the modified retrospective method, which would have required a cumulative-effect adjustment, if any, as of the date of adoption. The adoption of ASC 606 did not have a material impact on the Company’s unaudited condensed consolidated financial statements as of the date of adoption. As a result, a cumulative-effect adjustment was not required.

Net Loss Per Common Share

Basic loss per common share is computed by dividing net loss by the weighted average number of vested common shares outstanding during the period. Diluted earnings per share reflects the potential dilution that could occur if securities or other instruments to issue common stock were exercised or converted into common stock.

10

BIORESTORATIVE THERAPIES, INC. & SUBSIDIARY

Notes to Condensed Consolidated Financial Statements

(unaudited)

Note 3 – Summary of Significant Accounting Policies – Continued

Net Loss Per Common Share – Continued

The following securities are excluded from the calculation of weighted average dilutive common shares because their inclusion would have been anti-dilutive:

	March 31,
	2019		2018
Options	4,750,868		3,615,369
Warrants	4,601,841		3,311,005
Convertible notes	10,747,471	[1]	864,998
Total potentially dilutive shares	20,100,180		7,791,372

[1]	As of March 31, 2019, many of the convertible notes had variable conversion prices and the shares were estimated based on market conditions. Pursuant to the note agreements, there were 56,462,559 shares of common stock reserved for future note conversions.

Stock-Based Compensation

The Company measures the cost of services received in exchange for an award of equity instruments based on the fair value of the award. The fair value of the award is measured on the grant date and is then recognized over the period during which services are required to be provided in exchange for the award, usually the vesting period. The Company estimates the fair value of the awards granted based on the market value of its freely tradable common stock as reported on the OTCQB market. Upon the exercise of an option or warrant, the Company issues new shares of common stock out of its authorized shares.

Derivative Financial Instruments

The Company evaluates its convertible instruments to determine if those contracts or embedded components of those contracts qualify as derivative financial instruments to be separately accounted for in accordance with Topic 815 of the Financial Accounting Standards Board (“FASB”) ASC. The accounting treatment of derivative financial instruments requires that the Company record embedded conversion options (“ECOs”) and any related freestanding instruments at their fair values as of the inception date of the agreement and at fair value as of each subsequent balance sheet date. Any change in fair value is recorded as non-operating, non-cash income or expense for each reporting period at each balance sheet date. Conversion options are recorded as a discount to the host instrument and are amortized as amortization of debt discount on the unaudited condensed consolidated financial statements over the life of the underlying instrument. The Company reassesses the classification of its derivative instruments at each balance sheet date. If the classification changes as a result of events during the period, the contract is reclassified as of the date of the event that caused the reclassification.

The Multinomial Lattice Model and Black-Scholes Model were used to estimate the fair value of the ECOs of convertible notes payable, warrants and stock options that are classified as derivative liabilities on the unaudited condensed consolidated balance sheets. The models include subjective input assumptions that can materially affect the fair value estimates. The expected volatility is estimated based on the actual volatility during the most recent historical period of time equal to the weighted average life of the instruments.

Sequencing Policy

Under ASC 815-40-35, the Company has adopted a sequencing policy whereby, in the event that reclassification of contracts from equity to assets or liabilities is necessary pursuant to ASC 815 due to the Company’s inability to demonstrate it has sufficient authorized shares as a result of certain securities with a potentially indeterminable number of shares, shares will be allocated on the basis of the earliest issuance date of potentially dilutive instruments, with the earliest grants receiving the first allocation of shares. Pursuant to ASC 815, issuance of securities to the Company’s employees or directors are not subject to the sequencing policy.

11

BIORESTORATIVE THERAPIES, INC. & SUBSIDIARY

Notes to Condensed Consolidated Financial Statements

(unaudited)

Note 3 – Summary of Significant Accounting Policies – Continued

Reclassification

Certain amounts in prior periods have been reclassified to conform to the current period presentation. These reclassifications had no effect on previously reported net loss.

Subsequent Events

The Company evaluates events that have occurred after the balance sheet date but before the financial statements are issued. Based upon the evaluation, the Company did not identify any recognized or non-recognized subsequent events that would have required adjustment or disclosure in the consolidated financial statements, except as disclosed.

Recently Issued Accounting Pronouncements

In February 2016, the FASB issued Accounting Standards Update (“ASU”) 2016-02, “Leases (Topic 842)” (“ASU 2016-02”). ASU 2016-02 requires that a lessee recognize the assets and liabilities that arise from operating leases. A lessee should recognize in the statement of financial position a liability to make lease payments (the lease liability) and a right-of-use asset representing its right to use the underlying asset for the lease term. For leases with a term of 12 months or less, a lessee is permitted to make an accounting policy election by class of underlying asset not to recognize lease assets and lease liabilities. In transition, lessees and lessors are required to recognize and measure leases at the beginning of the earliest period presented using a modified retrospective approach. This amendment will be effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. The FASB issued ASU No. 2018-10 “Codification Improvements to Topic 842, Leases” (“ASU 2018-10”), ASU No. 2018-11 “Leases (Topic 842) Targeted Improvements” (“ASU 2018-11”) in July 2018, and ASU No. 2018-20 “Leases (Topic 842) - Narrow Scope Improvements for Lessors” (“ASU 2018-20”) in December 2018. ASU 2018-10 and ASU 2018-20 provide certain amendments that affect narrow aspects of the guidance issued in ASU 2016-02. ASU 2018-11 allows all entities adopting ASU 2016-02 to choose an additional (and optional) transition method of adoption, under which an entity initially applies the new leases standard at the adoption date and recognizes a cumulative-effect adjustment to the opening balance of retained earnings in the period of adoption. The Company is currently evaluating these ASUs and their impact on its unaudited condensed consolidated financial statements.

In August 2016, the FASB issued ASU 2016-15, “Statement of Cash Flows (Topic 230) Classification of Certain Cash Receipts and Cash Payments”. The new standard will make eight targeted changes to how cash receipts and cash payments are presented and classified in the statement of cash flows. The new standard is effective for fiscal years beginning after December 15, 2018. The Company has adopted this standard as of January 1, 2019. The adoption of this standard did not have a material impact on the Company’s unaudited condensed consolidated financial statements and financial statement disclosures.

In June 2018, the FASB issued ASU No. 2018-07, “Compensation — Stock Compensation (Topic 718)” (“ASU 2018-07”). ASU 2018-07 is intended to reduce cost and complexity and to improve financial reporting for nonemployee share-based payments. Currently, the accounting requirements for nonemployee and employee share-based payment transactions are significantly different. ASU 2018-07 expands the scope of Topic 718, Compensation — Stock Compensation (which currently only includes share-based payments to employees) to include share-based payments issued to nonemployees for goods or services. Consequently, the accounting for share-based payments to nonemployees and employees will be substantially aligned. This ASU supersedes Subtopic 505-50, Equity — Equity-Based Payments to Nonemployees. The amendments in this ASU are effective for fiscal years beginning after December 15, 2019 and including interim periods within that fiscal year. Early adoption is permitted, but no earlier than a company’s adoption date of Topic 606, Revenue from Contracts with Customers. The Company early adopted this accounting standard as of January 1, 2019. The adoption of this standard did not have a material impact on the Company’s unaudited condensed consolidated financial statements and financial statement disclosures.

In March 2019, the FASB issued ASU 2019-01, “Leases (Topic 842): Codification Improvements” (“Topic 842”) (“ASU 2019-01”). These amendments align the guidance for fair value of the underlying asset by lessors that are not manufacturers or dealers in Topic 842 with that of existing guidance. As a result, the fair value of the underlying asset at lease commencement is its cost, reflecting any volume or trade discounts that may apply. However, if there has been a significant lapse of time between when the underlying asset is acquired and when the lease commences, the definition of fair value (in Topic 820, Fair Value Measurement) should be applied. (Issue 1). The ASU also requires lessors within the scope of Topic 942, Financial Services—Depository and Lending, to present all “principal payments received under leases” within investing activities. (Issue 2). Finally, the ASU exempts both lessees and lessors from having to provide certain interim disclosures in the fiscal year in which a company adopts the new leases standard. (Issue 3). The transition and effective date provisions apply to Issue 1 and Issue 2. They do not apply to Issue 3 because the amendments for that Issue are to the original transition requirements in Topic 842. The effective date of those amendments is for fiscal years beginning after December 15, 2019. The Company is currently evaluating ASU 2019-01 and its impact on its unaudited condensed consolidated financial statements and financial statement disclosures.

12

BIORESTORATIVE THERAPIES, INC. & SUBSIDIARY

Notes to Condensed Consolidated Financial Statements

(unaudited)

Note 4 – Accrued Expenses and Other Current Liabilities

Accrued expenses and other current liabilities are comprised of the following:

	March 31,	December 31,
	2019	2018
Accrued payroll and other accrued expenses	$38,934	$91,560
Accrued research and development expenses	676,175	646,175
Accrued general and administrative expenses	1,268,499	1,084,831
Accrued director compensation	482,500	482,500
Deferred rent	27,759	33,610
Total accrued expenses	2,493,867	2,338,676
Less: accrued expenses, current portion	2,493,867	2,302,176
Accrued expenses, non-current portion	$-	$36,500

During the three months ended March 31, 2019, the Company entered into a settlement agreement with a certain consultant, pursuant to which $46,500 of previously accrued consulting fees were exchanged for 10,000 shares of the Company’s common stock and a $10,000 cash payment. The value of the shares was $7,200, and accordingly the Company recorded a gain on settlement of payables of $29,300 which is reflected within general and administrative expenses in the unaudited condensed consolidated statements of operations.

Note 5 – Notes Payable

A summary of the notes payable activity during the three months ended March 31, 2019 is presented below:

	Related Party	Convertible		Other		Debt
	Notes	Notes		Notes		Discount	Total
Outstanding, January 1, 2019	$720,000	$4,309,415		$132,501		$(1,012,363)	$4,149,553
Issuances	475,000	2,903,014	[1]	-		-	3,378,014
Exchanges for equity	-	(641,649)		-		121,804	(519,845)
Repayments	(15,000)	(1,300,000)		-		51,050	(1,263,950)
Extinguishment of notes payable	-	-		(148,014)	[1]	6,196	(141,818)
Recognition of debt discount	-	-		-		(2,494,735)	(2,494,735)
Accretion of interest expense	-	-		-		127,743	127,743
Accrued interest reclassified to notes payable principal	-	-		23,013		-	23,013
Amortization of debt discount	-	-		-		743,142	743,142
Outstanding, March 31, 2019 [2]	$1,180,000	$ 5,270,780	[3]	$7,500		$(2,457,163)	$4,001,117

[1]	During the three months ended March 31, 2019, a convertible note in the principal amount of $148,014 was issued concurrently with the extinguishment of a certain note payable in the same aggregate principal amount. See below within Note 5 – Notes Payable – Conversions, Exchanges and Other for additional details.

[2]	As of March 31, 2019, outstanding related party notes, convertible notes and other notes in the aggregate principal amount of $0, $127,742 and $7,500, respectively, were considered past due.

[3]	As of March 31, 2019, a portion of convertible notes with an aggregate principal balance of $3,465,780 were convertible into shares of common stock at the election of the holder any time until the balance has been paid in full. As of March 31, 2019, a portion of convertible notes with an aggregate principal balance of $1,805,000, which are not currently convertible, will become convertible into shares of the Company’s common stock at the election of the respective holder subsequent to March 31, 2019.

13

BIORESTORATIVE THERAPIES, INC. & SUBSIDIARY

Notes to Condensed Consolidated Financial Statements

(unaudited)

Note 5 – Notes Payable – Continued

Related Party Notes

During the three months ended March 31, 2019, the Company issued to family members of an officer of the Company and a Scientific Advisory Board member (the “SAB Member”) notes payable in the aggregate principal amount of $475,000, which bear interest at the rate of 15% per annum and provide for maturity dates between July 2019 and August 2019.

During the three months ended March 31, 2019, the Company partially repaid a certain related party note in the principal amount of $15,000.

During the three months ended March 31, 2019, the Company and a certain related party agreed to further extend the maturity date of a note payable with a principal balance of $30,000 from January 2019 to December 2019.

As of March 31, 2019, related party notes consisted of notes payable issued to certain directors of the Company, family members of an officer of the Company, the SAB Member, and the Tuxis Trust (the “Trust”). A director and principal shareholder of the Company serves as a trustee of Trust, which was established for the benefit of his immediate family.

As of March 31, 2019, certain related party notes in the aggregate principal amount of $475,000 were convertible into shares of common stock of the Company at a conversion price of $0.60 per share, subject to adjustment, and a five year warrant (the “Warrant”) for the purchase of a number of shares equal to the number of shares issued upon the conversion of the principal amount of the Note. The Warrant provides for an exercise price of $0.80 per share, subject to adjustment. The other related party notes in the aggregate principal amount of $705,000 were not convertible.

Convertible Notes

Issuances

During the three months ended March 31, 2019, the Company issued to certain lenders convertible notes payable in the aggregate principal amount of $2,755,000 for aggregate cash proceeds of $2,598,918. The difference of $156,083 was recorded as original issuance debt discount and will be amortized over the terms of the respective notes. The convertible notes bear interest at rates ranging between 8% and 15% per annum payable at maturity with original maturity dates ranging between July 2019 and March 2020. In connection with the issuance of a certain convertible note, the Company issued the lender a five-year warrant to purchase 40,000 shares of the Company’s common stock at an exercise price of $1.00 per share. The grant date value of the warrant was $24,000, which was recorded as debt discount and is being amortized over the term of the convertible note. The warrant was subject to the Company’s sequencing policy and, as a result, was recorded as a derivative liability. See below within Note 5 – Notes Payable – Conversions, Exchanges and Other and Note 8 – Derivative Liabilities for additional details regarding the ECOs of the convertible notes.

During the three months ended March 31, 2019, a certain convertible note in the principal amount of $148,014 was issued concurrently with the extinguishment of a certain other note payable in the same principal amount. See below within Note 5 – Notes Payable – Convertible Notes – Conversions, Exchanges and Other for additional details.

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BIORESTORATIVE THERAPIES, INC. & SUBSIDIARY

Notes to Condensed Consolidated Financial Statements

(unaudited)

Note 5 – Notes Payable – Continued

Convertible Notes – Continued

Embedded Conversion Options and Note Provisions

As of March 31, 2019, outstanding convertible notes in the aggregate principal amount of $3,465,780 were convertible into shares of common stock of the Company as follows: (i) $1,890,000 of aggregate convertible notes were convertible at a fixed price ranging from $1.00 to $2.00 per share for the first six months following the respective issue date, and thereafter at a conversion price generally equal to a range of 58% to 65% of the fair value of the Company’s stock, subject to adjustment, until the respective note has been paid in full, (ii) $50,000 of convertible notes were convertible at a fixed conversion price of $2.15 per share, (iii) $875,780 of aggregate convertible notes were convertible generally at a range of 58% to 65% of the fair value of the Company’s stock, subject to adjustment, depending on the note, and (iv) $650,000 of aggregate convertible notes were convertible into shares of common stock of the Company at a conversion price of $0.60 per share, subject to adjustment, and a five year warrant (the “Warrant”) for the purchase of a number of shares equal to the number of shares issued upon the conversion of the principal amount of the respective note. The Warrant provides for an exercise price of $0.80 per share, subject to adjustment. The Company analyzes the ECOs of its convertible notes at issuance to determine whether the ECO should be bifurcated and accounted for as a derivative liability or if the ECO contains a beneficial conversion feature. See below within Note 5 – Notes Payable – Convertible Notes – Embedded Conversion Options and Note Provisions and Note 8 – Derivative Liabilities for additional details regarding the ECOs of the convertible notes.

As of March 31, 2019, a portion of convertible notes with an aggregate principal balance of $1,805,000, which were not yet convertible, will generally become convertible into shares of the Company’s common stock subsequent to March 31, 2019 at a conversion price generally equal to 58% of the fair value of the Company’s stock, subject to adjustment, until the respective notes have been paid in full.

As of March 31, 2019, a certain outstanding convertible note in the principal amount of $55,000 has mandatory prepayment terms at the option of the holder (“MPOs”). The MPOs permit the holder to demand prepayment of the note, in cash, at a premium of 35% of the then outstanding principal balance and accrued interest during the period between 150 days to 179 days following the issuance date. As of the date of this filing, the MPOs have expired.

As of March 31, 2019, outstanding convertible notes in the aggregate principal amount of $3,953,014 have prepayment premiums, whereby, in the event that the Company elects to prepay certain notes during the first ninety-day period following the issue date, the respective holder is entitled to receive a prepayment premium of up to 30%, depending on the note, on the then outstanding principal balance including accrued interest. In the event that the Company prepays any of the notes during the second ninety-day period following the issue date, the respective holder is entitled to receive a prepayment premium of up to 40%, depending on the note, on the then outstanding principal balance including accrued interest.

As of March 31, 2019, outstanding convertible notes in the aggregate principal amount of $2,052,742 have most favored nation (“MFN”) provisions, whereby, so long as such respective note is outstanding, upon any issuance by the Company of any security with certain identified provisions more favorable to the holder of such security, then at the respective holder’s option, those more favorable terms shall become a part of the transaction documents with the holder. As of March 31, 2019, notes with applicable MFN provisions were convertible using MFN conversion prices equal to 58% or 65% of the fair market value of the Company’s stock, as defined.

During the three months ended March 31, 2019, the Company determined that certain ECOs of issued or extended convertible notes were derivative liabilities. The aggregate issuance date value of the bifurcated ECOs was $2,392,400, of which $2,307,602 was recorded as a debt discount and is being amortized over the terms of the respective convertible notes and $84,798 was recognized as part of an extinguishment loss as described below. See Note 8 – Derivative Liabilities for additional details.

15

BIORESTORATIVE THERAPIES, INC. & SUBSIDIARY

Notes to Condensed Consolidated Financial Statements

(unaudited)

Note 5 – Notes Payable – Continued

Convertible Notes – Continued

Conversions, Exchanges and Other

During the three months ended March 31, 2019, the Company and certain lenders exchanged certain convertible notes with bifurcated ECOs with an aggregate net carrying amount of $1,388,477 (including an aggregate of $641,649 of principal less debt discount of $121,804, $24,509 of accrued interest and $844,123 related to the separated ECOs accounted for as derivative liabilities) for an aggregate of 1,984,017 shares of the Company’s common stock at conversion prices ranging from $0.28 to $0.42 per share. The common stock had an aggregate exchange date value of $1,510,282 and, as a result, the Company recorded a loss on extinguishment of notes payable of $121,805. See Note 8 – Derivative Liabilities for additional details.

During the three months ended March 31, 2019, the Company repaid an aggregate principal amount of $1,300,000 of convertible notes payable, $76,169 of the respective aggregate accrued interest and an aggregate of $184,637 of prepayment premiums. As a result of the repayments, the Company recorded a loss on extinguishment of notes payable of $235,687 and an aggregate of $51,050 of the related debt discounts were extinguished.

During the three months ended March 31, 2019, a certain lender to the Company acquired a promissory note (classified in Other Notes) issued by the Company in the outstanding amount of $148,014 (inclusive of accrued interest reclassified to principal of $23,013) from a certain lender to the Company. The Company exchanged the acquired note for a new convertible note in the principal amount of $148,014 which accrues interest at a rate of 12% per annum, payable on the maturity date in March 2020. The ECO of the note was subject to sequencing and the issuance date fair value of $84,798 was accounted for as a derivative liability (see Note 8 – Derivative Liabilities for additional details). Since the fair value of the new ECO exceeded 10% of the principal amount of the new note, the note exchange was accounted for as an extinguishment, and accordingly the Company recognized a net loss on extinguishment of $90,994 in connection with the derecognition of the net carrying amount of $141,818 of the extinguished debt and the issuance of the new convertible notes in the aggregate principal amount $148,014 plus the fair value of the new note’s ECO of an aggregate of $84,798.

Other Notes

Exchange and Other

During the three months ended March 31, 2019, the Company and a certain lender agreed to an extension of the maturity date of a certain note payable with a principal balance of $125,000 from a maturity date in January 2019 to a new maturity date in December 2019. In consideration of the extension, the Company issued the lender 10,000 shares of the Company’s common stock. The issuance date fair value of the common stock of $7,052 was recorded as debt discount and is being amortized over the remaining term of the note.

During the three months ended March 31, 2019, a convertible promissory note in the principal amount of $148,014 was issued concurrently with the extinguishment of a certain other note payable in the same principal amount. See above within Note 5 – Notes Payable – Conversions, Exchanges and Other for additional details.

Note 6 – Commitments and Contingencies

Consulting Agreements

Business Advisory Services

In January 2019, an agreement for business advisory services that had expired on December 31, 2018 was further extended and now provides for an expiration date of December 31, 2019. In consideration of the extension of the term of the consulting agreement, the Company issued to the consultant a five-year, immediately vested warrant for the purchase of 100,000 shares of the Company’s common stock at an exercise price of $1.00 per share. The grant date value of the warrant of $56,000 was recognized immediately as stock-based compensation expense which is reflected as consulting expense in the unaudited condensed consolidated financial statements. The warrant was subject to the Company’s sequencing policy and, as a result, was recorded as a derivative liability. See Note 8 – Derivative Liabilities for additional details.

16

BIORESTORATIVE THERAPIES, INC. & SUBSIDIARY

Notes to Condensed Consolidated Financial Statements

(unaudited)

Note 6 – Commitments and Contingencies - Continued

Operating Lease

Rent expense amounted to approximately $30,000 and $31,000 for the three months ended March 31, 2019 and 2018, respectively.

Litigations, Claims and Assessments

As of March 31, 2019, the Company was not involved in any legal proceedings, claims or assessments arising from the ordinary course of business.

The Company records legal costs associated with loss contingencies as incurred and accrues for all probable and estimable settlements.

Employment Agreements

As of March 31, 2019 and December 31, 2018, the Company had remaining accruals of approximately $9,000 and $91,000, respectively, for bonus milestones which were achieved in prior years and remain unpaid. Subsequent to March 31, 2019, the Company’s Compensation Committee and Board of Directors approved performance goals associated with cash bonuses payable to certain officers for the year ended December 31, 2019 and, as a result, the Company accrued approximately $30,305 for 2019 bonuses as of March 31, 2019. See Note 9 – Subsequent Events for additional details.

Note 7 – Stockholders’ Deficiency

Authorized Capital and 2010 Equity Plan

On March 25, 2019, the Board of Directors of the Company approved an increase in the number of authorized shares of common stock to 150,000,000, subject to shareholder approval. Additionally, the Board of Directors approved an increase in the number of authorized shares issuable under the Company’s 2010 Equity Participation Plan to 20,000,000, subject to shareholder approval.

On March 25, 2019, the Board of Directors determined to submit to the Company’s shareholders for their approval amendments to the Certificate of Incorporation of the Company (with the Board of Directors having the authority to select and file one such amendment) to effect a reverse split of the Company’s common stock at a ratio of not less than 1-for-2 and not more than 1-for-20, with the Board of Directors having the discretion as to whether or not the reverse stock split is to be effected, and with the exact ratio of any reverse stock split to be set at a whole number within the above range as determined by the Board of Directors in its discretion. Concurrently, the Board of Directors determined to submit to the Company’s shareholders for their approval a proposal to authorize the Board of Directors, in the event the reverse stock split proposal is approved by the shareholders, in its discretion, to reduce the number of authorized shares of common stock in proportion to the percentage decrease in the number of outstanding shares of common stock resulting from the reverse split (or a lesser decrease in authorized shares of common stock as determined by the Board of Directors in its discretion).

Warrant and Option Valuation

The Company has computed the fair value of warrants and options granted using the Black-Scholes option pricing model. The expected term used for warrants and options issued to non-employees is the contractual life and the expected term used for options issued to employees and directors is the estimated period of time that options granted are expected to be outstanding. The Company utilizes the “simplified” method to develop an estimate of the expected term of “plain vanilla” employee option grants. The Company is utilizing an expected volatility figure based on a review of the historical volatilities, over a period of time, equivalent to the expected life of the instrument being valued, of similarly positioned public companies within its industry. The risk-free interest rate was determined from the implied yields from U.S. Treasury zero-coupon bonds with a remaining term consistent with the expected term of the instrument being valued.

17

BIORESTORATIVE THERAPIES, INC. & SUBSIDIARY

Notes to Condensed Consolidated Financial Statements

(unaudited)

Note 7 – Stockholders’ Deficiency - Continued

Common Stock and Warrant Offering

During the three months ended March 31, 2019, the Company issued 1,000,000 shares of common stock of the Company, a five-year immediately vested warrant to purchase 500,000 shares of common stock of the Company at an exercise price of $0.85 per share and a one-year immediately vested warrant to purchase 500,000 shares of common stock of the Company at an exercise price of $0.70 per share to an investor for gross proceeds of $600,000. The warrants had an aggregate grant date fair value of $500,000. The warrants were subject to the Company’s sequencing policy and, as a result, were recorded as derivative liabilities. See Note 8 – Derivative Liabilities for additional details.

Stock Warrants

Warrant Compensation

See Note 6 - Commitments and Contingencies for additional details associated with the issuance of a warrant in connection with a consulting agreement extension.

The Company recorded stock–based compensation expense of $56,000 and $48,192 during the three months ended March 31, 2019 and 2018, respectively, related to stock warrants issued as compensation, which is reflected as consulting expense in the unaudited condensed consolidated statements of operations. As of March 31, 2019, there was no unrecognized stock-based compensation expense related to stock warrants.

Warrant Activity Summary

In applying the Black-Scholes option pricing model to warrants granted, the Company used the following assumptions:

	For the Three Months Ended
	March 31,
	2019	2018
Risk free interest rate	2.47% - 2.62%	1.92% - 2.29%
Contractual term (years)	1.00 - 5.00	1.98 - 5.00
Expected volatility	140% - 150%	128% - 129%
Expected dividends	0.00%	0.00%

The weighted average estimated fair value of the warrants granted during the three months ended March 31, 2019 and 2018 was approximately $0.51 and $1.22 per share, respectively.

A summary of the warrant activity during the three months ended March 31, 2019 is presented below:

			Weighted
		Weighted	Average
		Average	Remaining	Aggregate
	Number of	Exercise	Life	Intrinsic
	Warrants	Price	In Years	Value
Outstanding, January 1, 2019	3,483,403	$3.63
Issued	1,140,000	0.80
Expired	(21,562)	4.80
Outstanding, March 31, 2019	4,601,841	$2.92	2.2	$45,000

Exercisable, March 31, 2019	4,601,841	$2.92	2.2	$45,000

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BIORESTORATIVE THERAPIES, INC. & SUBSIDIARY

Notes to Condensed Consolidated Financial Statements

(unaudited)

Note 7 – Stockholders’ Deficiency – Continued

Stock Warrants - Continued

The following table presents information related to stock warrants at March 31, 2019:

Warrants Outstanding		Warrants Exercisable
		Weighted
	Outstanding	Average	Exercisable
Exercise	Number of	Remaining Life	Number of
Price	Warrants	In Years	Warrants
$0.70 - $0.99	1,140,000	3.1	1,140,000
$1.00 - $1.99	844,444	0.8	844,444
$2.00 - $2.99	75,000	4.6	75,000
$3.00 - $3.99	70,000	4.3	70,000
$4.00 - $4.99	2,159,635	2.2	2,159,635
$5.00 - $5.99	195,989	2.2	195,989
$6.00 - $7.99	40,000	1.3	40,000
$8.00 - $9.99	2,500	0.7	2,500
$10.00 - $14.99	40,400	1.0	40,400
$15.00 - $19.99	33,873	0.4	33,873
	4,601,841	2.2	4,601,841

Stock Options

In March 2019, the Board of Directors reduced the exercise price of outstanding stock options for the purchase of an aggregate of 4,631,700 shares of common stock of the Company (with exercise prices ranging between $1.00 and $4.70 per share) to $0.75 per share, which was the closing price for the Company’s common stock on the day prior to determination, as reported by the OTCQB market. The exercise price reduction related to options held by, among others, the Company’s directors, advisors and employees. The incremental value of the modified options compared to the original options, both valued as of the respective modification date, of $452,637 is being recognized over the vesting term of the options.

The following table presents information related to stock options at March 31, 2019:

Options Outstanding		Options Exercisable
		Weighted
	Outstanding	Average	Exercisable
Exercise	Number of	Remaining Life	Number of
Price	Options	In Years	Options
$0.75 - $0.99	4,631,700	7.1	2,838,709
$1.00 - $5.99	46,668	1.0	46,668
$6.00 - $19.99	37,500	4.8	37,500
$20.00 - $30.00	35,000	3.0	35,000
	4,750,868	6.9	2,957,877

19

BIORESTORATIVE THERAPIES, INC. & SUBSIDIARY

Notes to Condensed Consolidated Financial Statements

(unaudited)

Note 7 – Stockholders’ Deficiency – Continued

Stock Options - Continued

The following table presents information related to stock option expense:

				Weighted
				Average
	For the Three Months Ended		Unrecognized at	Remaining Amortization
	March 31,		March 31,	Period
	2019	2018	2019	(Years)
Consulting	$296,081	$264,227	$356,980	0.4
Research and development	149,794	75,845	494,727	1.3
General and administrative	283,802	494,548	819,204	0.8
	$729,677	$834,620	$1,670,911	0.9

Note 8 – Derivative Liabilities

The following table sets forth a summary of the changes in the fair value of Level 3 derivative liabilities that are measured at fair value on a recurring basis:

Beginning balance as of January 1, 2019	$1,094,607
Issuance of derivative liabilities	2,972,400
Extinguishment of derivative liabilities in connection with convertible note repayments and exchanges	(844,124)
Change in fair value of derivative liabilities	46,264
Reclassification of derivative liabilities to equity	(2,517,254)
Ending balance as of March 31, 2019	$751,893

In applying the Multinomial Lattice and Black-Scholes option pricing models to derivatives issued and outstanding during the three months ended March 31, 2019 and 2018, the Company used the following assumptions:

	For the Three Months Ended
	March 31,
	2019	2018
Risk free interest rate	2.21% - 2.62%	1.22% - 2.56%
Expected term (years)	0.07 - 5.00	0.75 - 4.66
Expected volatility	104% - 156%	100% - 111%
Expected dividends	0.00%	0.00%

During the three months ended March 31, 2019, the Company recorded new derivative liabilities in the aggregate amounts of $2,392,400 and $580,000 related to the ECOs of certain convertible notes payable and warrants subject to sequencing, respectively. See Note 5 – Notes Payable – Convertible Notes for additional details. See Note 6 – Commitments and Contingencies and Note 7 – Stockholders’ Deficiency for warrants issued and deemed to be derivative liabilities.

During the three months ended March 31, 2019, the Company extinguished an aggregate of $844,124 of derivative liabilities in connection with repayments and exchanges of certain convertible notes payable into shares of the Company’s common stock. See Note 7 – Notes Payable – Convertible Notes for additional details.

During the three months ended March 31, 2019, the Company reclassified an aggregate of $2,517,254 of derivative liabilities to equity as a result of a change in the sequencing status.

20

BIORESTORATIVE THERAPIES, INC. & SUBSIDIARY

Notes to Condensed Consolidated Financial Statements

(unaudited)

Note 8 – Derivative Liabilities – Continued

On March 31, 2019, the Company recomputed the fair value of ECOs recorded as derivative liabilities to be $724,634. The Company recorded a loss on the change in fair value of these derivative liabilities of $96,838 for the three months ended March 31, 2019.

On March 31, 2019, the Company recomputed the fair value of the derivative liabilities related to outstanding warrants to be $27,260. These warrants are either redeemable for cash equal to the Black-Scholes value, as defined, at the election of the warrant holder upon a fundamental transaction pursuant to the warrant terms or were issued subsequent to the commencement of sequencing. The Company recorded a gain on the change in fair value of these derivative liabilities of $50,574 for the three months ended March 31, 2019.

Note 9 – Subsequent Events

Common Stock and Warrant Offerings

Subsequent to March 31, 2019, the Company issued 80,000 shares of common stock of the Company to an SAB Member at a purchase price of $0.70 per share. In consideration thereof, the Company issued an immediately vested five-year warrant for the purchase of 80,000 shares of common stock of the Company at an exercise price of $1.00 per share.

Subsequent to March 31, 2019, the Company issued 1,111,111 shares of common stock of the Company to a certain related party at a purchase price of $0.45 per share. In consideration thereof, the Company issued an immediately vested five-year warrant for the purchase of 555,556 shares of common stock of the Company at an exercise price of $0.85 per share, and an immediately vested one-year warrant for the purchase of 555,555 shares of common stock of the Company at an exercise price of $0.70 per share.

Notes Payable

Subsequent to March 31, 2019, the Company issued convertible promissory notes in the aggregate principal amount of $760,000 to certain lenders for aggregate cash proceeds of $728,280. The difference of $31,720 was recorded as a debt discount and will be amortized over the terms of the respective notes. The convertible notes bear interest at the rate of 12% per annum, payable at maturity, with original maturity dates ranging from October 2019 to January 2020. The convertible notes and the respective accrued interest are convertible into shares of the Company’s common stock at the election of the holder after the 180th day following the issue date at a conversion price generally equal to 58% of the fair value of the Company’s common stock. In connection with the issuance of a certain convertible promissory note, the Company issued to the lender 68,873 shares of the Company’s common stock. The relative fair value of the common stock will be recorded as a debt discount and will be amortized over the term of the note. In the event that the Company elects to prepay any of the respective notes during the first ninety-day period following the issue date, the holder is entitled to receive a prepayment premium of up to 25%, depending on the note, of the then outstanding principal balance plus accrued interest. In the event that the Company elects to prepay any of the notes during the second ninety-day period following the issue date, the holder is entitled to receive a prepayment premium of up to 35%, depending on the note, of the then outstanding principal balance plus accrued interest.

Subsequent to March 31, 2019, the Company and certain lenders agreed to exchange an aggregate principal amount of $504,501 and aggregate accrued interest of $23,527 of certain convertible notes payable for an aggregate of 1,488,673 shares of the Company’s common stock at exchange prices ranging from $0.20 to $0.43 per share.

Subsequent to March 31, 2019, the Company repaid an aggregate principal amount of $501,629 of convertible notes payable, $29,371 of the respective aggregate accrued interest and an aggregate of $42,400 of prepayment premiums.

21

Item 2: Management’s Discussion and Analysis of Financial Condition and Results of Operations

The following discussion and analysis of the results of operations and financial condition of BioRestorative Therapies, Inc. (together with its subsidiary, “BRT”) for the three months ended March 31, 2019 and 2018 should be read in conjunction with our financial statements and the notes to those financial statements that are included elsewhere in this Quarterly Report on Form 10-Q. References in this Management’s Discussion and Analysis of Financial Condition and Results of Operations to “us,” “we,” “our,” and similar terms refer to BRT. This Quarterly Report contains forward-looking statements as that term is defined in the federal securities laws. The events described in forward-looking statements contained in this Quarterly Report may not occur. Generally these statements relate to business plans or strategies, projected or anticipated benefits or other consequences of our plans or strategies, projected or anticipated benefits from acquisitions to be made by us, or projections involving anticipated revenues, earnings or other aspects of our operating results. The words “may,” “will,” “expect,” “believe,” “anticipate,” “project,” “plan,” “intend,” “estimate,” and “continue,” and their opposites and similar expressions, are intended to identify forward-looking statements. We caution you that these statements are not guarantees of future performance or events and are subject to a number of uncertainties, risks and other influences, many of which are beyond our control, which may influence the accuracy of the statements and the projections upon which the statements are based. Factors that may affect our results include, but are not limited to, the risks and uncertainties discussed in Item 7 (“Management’s Discussion and Analysis of Financial Condition and Results of Operations – Factors That May Affect Future Results and Financial Condition”) of our Annual Report on Form 10-K for the year ended December 31, 2018 filed with the Securities and Exchange Commission (the “SEC”) on March 29, 2019.

Any one or more of these uncertainties, risks and other influences could materially affect our results of operations and whether forward-looking statements made by us ultimately prove to be accurate. Our actual results, performance and achievements could differ materially from those expressed or implied in these forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements, whether from new information, future events or otherwise.

This Quarterly Report on Form 10-Q may include references to our federally registered trademarks, BioRestorative Therapies, the Dragonfly Logo, brtxDISC, ThermoStem, Stem Cellutrition, Stem Pearls and Stem the Tides of Time. The Dragonfly Logo is also registered with the U.S. Copyright Office. This Quarterly Report on Form 10-Q may also include references to trademarks, trade names and service marks that are the property of other organizations. Solely for convenience, trademarks and trade names referred to in this Quarterly Report on Form 10-Q appear without the ®, SM or ™ symbols, and copyrighted content appears without the use of the symbol ©, but the absence of use of these symbols does not reflect upon the validity or enforceability of the intellectual property owned by us or third parties.

Overview

We develop therapeutic products and medical therapies using cell and tissue protocols, primarily involving adult (non-embryonic) stem cells. We are currently pursuing our Disc/Spine Program with our lead cell therapy candidate being called BRTX-100. We submitted an IND application to the FDA to obtain authorization to commence a Phase 2 clinical trial investigating the use of BRTX-100 in the treatment of chronic lower back pain arising from degenerative disc disease. We have received such authorization from the FDA. We intend to commence such clinical trial during the third quarter of 2019 (assuming the receipt of necessary funding). We have obtained a license to utilize or sublicense a method for the hypoxic (low oxygen) culturing of cells for use in treating disc and spine conditions, including protruding and bulging lumbar discs. The technology is an advanced stem cell injection procedure that may offer relief from lower back pain, buttock and leg pain, and numbness and tingling in the leg and foot. We are also developing our ThermoStem Program. This pre-clinical program involves the use of brown adipose (fat) in connection with the cell-based treatment of type 2 diabetes and obesity as well as hypertension, other metabolic disorders and cardiac deficiencies. United States patents related to the ThermoStem Program were issued in September 2015 and January 2019, an Australian patent related to the ThermoStem Program was issued in April 2017, and a Japanese patent related to the ThermoStem Program was issued in December 2017.

We have licensed a patented curved needle device that is a needle system designed to deliver cells and/or other therapeutic products or materials to the spine and discs or other potential sites.

Our offices are located in Melville, New York where we have established a laboratory facility in order to increase our capabilities for the further development of possible cellular-based treatments, products and protocols, stem cell-related intellectual property and translational research applications.

22

As of March 31, 2019, our accumulated deficit was $67,805,428, our stockholders’ deficiency was $7,652,744 and our working capital deficiency was $8,081,062. We have historically only generated a modest amount of revenue, and our losses have principally been operating expenses incurred in research and development, marketing and promotional activities in order to commercialize our products and services, plus costs associated with meeting the requirements of being a public company. We expect to continue to incur substantial costs for these activities over at least the next year. These conditions indicate that there is substantial doubt about our ability to continue as a going concern within one year after the financial statement issuance date.

Based upon our working capital deficiency as of March 31, 2019, and our forecast for continued operating losses, we require equity and/or debt financing to continue our operations. As of March 31, 2019, our outstanding debt of $6,458,280, with interest at rates ranging between 6% and 15% per annum, was due on various dates through March 2020. Subsequent to March 31, 2019, we have received aggregate equity and debt financings of $556,000 and $728,280, respectively, debt (inclusive of accrued interest) of $528,028 has been exchanged for common stock, and $573,400 of debt (inclusive of accrued interest and prepayment premiums) has been repaid. Giving effect to the above actions, we currently have notes payable in the aggregate principal amount of $190,028 which are past due. Based upon our working capital deficiency and outstanding debt, we expect to be able to fund our operations through June 2019 while we continue to apply efforts to raise additional capital. We anticipate that we will require approximately $20,000,000 in financing to commence and complete a Phase 2 clinical trial with regard to our Disc/Spine Program. We anticipate that we will require approximately $45,000,000 in further additional funding to complete our clinical trials using BRTX-100 (assuming the receipt of no revenues). We will also require a substantial amount of additional funding if we determine to establish a manufacturing operation with regard to our Disc/Spine Program (as opposed to utilizing a third-party manufacturer) and to implement our other programs, including our metabolic ThermoStem Program. No assurance can be given that the anticipated amounts of required funding are correct or that we will be able to accomplish our goals within the timeframes projected. In addition, no assurance can be given that we will be able to obtain any required financing on commercially reasonable terms or otherwise.

We are currently seeking several different financing alternatives to support our future operations and are currently in the process of negotiating extensions or discussing conversions to equity with respect to our outstanding indebtedness. If we are unable to obtain such additional financing on a timely basis or, notwithstanding any request we may make, our debt holders do not agree to convert their notes into equity or extend the maturity dates of their notes, we may have to curtail our development, marketing and promotional activities, which would have a material adverse effect on our business, financial condition and results of operations, and ultimately we could be forced to discontinue our operations and liquidate. See “Liquidity and Capital Resources” below.

23

Consolidated Results of Operations

Three Months Ended March 31, 2019 Compared with Three Months Ended March 31, 2018

The following table presents selected items in our unaudited condensed consolidated statements of operations for the three months ended March 31, 2019 and 2018, respectively:

	For The Three Months Ended
	March 31,
	2019	2018
Revenues	$29,000	$19,000

Operating Expenses:
Marketing and promotion	15,837	41,023
Consulting	599,734	432,930
Research and development	455,006	407,130
General and administrative	1,286,759	1,368,655
Total Operating Expenses	2,357,336	2,249,738
Loss From Operations	(2,328,336)	(2,230,738)

Other (Expense) Income:
Interest expense	(316,944)	(161,259)
Amortization of debt discount	(743,142)	(261,646)
Loss on extinguishment of notes payable, net	(448,486)	(18,837)
Change in fair value of derivative liabilities	(46,264)	164,820
Total Other Expense	(1,554,836)	(276,922)
Net Loss	$(3,883,172)	$(2,507,660)

Revenues

For the three months ended March 31, 2019 and 2018, we generated $29,000 and $19,000, respectively, of royalty revenue in connection with our sublicense agreement.

Marketing and promotion

Marketing and promotion expenses include corporate advertising and promotion, marketing and seminars, meals, entertainment and travel expenses. For the three months ended March 31, 2019, marketing and promotion expenses decreased by $25,186, from $41,023 to $15,837 as compared to the three months ended March 31, 2018. The decrease is primarily due to a decrease in travel activity and associated costs.

We expect that marketing and promotion expenses will increase in the future as we increase our marketing activities following any full commercialization of our products and services.

Consulting

Consulting expenses consist of consulting fees and stock-based compensation to consultants. For the three months ended March 31, 2019, consulting expenses increased by $166,804, or 39%, from $432,930 to $599,734, as compared to the three months ended March 31, 2018. The increase is primarily due to an increase of approximately $131,000 in cash consulting fees in connection with clinical trials and strategic planning and an increase of approximately $40,000 in stock-based compensation expense related to options and warrants issued to consultants.

24

Research and development

Research and development expenses include cash and non-cash compensation of (a) our Vice President of Research and Development; (b) our Scientific Advisory Board members; and (c) laboratory staff and costs related to our brown fat and disc/spine initiatives. Research and development expenses are expensed as they are incurred. For the three months ended March 31, 2019, research and development expenses increased by $47,876, or 12%, from $407,130 to $455,006, as compared to the three months ended March 31, 2018. The increase was primarily a result of approximately $74,000 in stock-based compensation expense primarily related to options issued to our Scientific Advisory Board members and incremental modification expense related to an option repricing in 2019, partially offset by a decrease of approximately $27,000 in cash compensation related to the termination of our former Chief Medical Advisor for Spine Medicine in February 2018.

We expect that our research and development expenses will increase with the continuation of the aforementioned initiatives.

General and administrative

General and administrative expenses consist primarily of salaries, bonuses, payroll taxes, severance costs and stock-based compensation to employees (excluding any cash or non-cash compensation of our Vice President of Research and Development and our laboratory staff) as well as corporate support expenses such as legal and professional fees, investor relations and occupancy related expenses. For the three months ended March 31, 2019, general and administrative expenses decreased by $81,896, or 6%, from $1,368,655 to $1,286,759, as compared to the three months ended March 31, 2018.

We expect that our general and administrative expenses will increase as we expand our staff, develop our infrastructure and incur additional costs to support the growth of our business.

Interest expense

For the three months ended March 31, 2019, interest expense increased $155,685 or 97%, as compared to the three months ended March 31, 2018. The increase of interest expense was due to an increase in interest-bearing short-term borrowings and accretion of original issue debt discounts in connection with borrowings.

Amortization of debt discount

For the three months ended March 31, 2019, amortization of debt discount increased $481,496, or 184%, as compared to the three months ended March 31, 2018. The increase was primarily due to the timing of the recognition of expense related to the bifurcated embedded conversion options of convertible notes.

Loss on extinguishment of notes payable, net

For the three months ended March 31, 2019, the loss on extinguishment of notes payable increased by $429,649, from $18,837 to $448,486 as compared to the three months ended March 31, 2018. The increase is associated with debt repayments and debtholders’ exchanges of debt into equity securities resulting in a loss on the exchange.

Change in fair value of derivative liabilities

For the three months ended March 31, 2019, we recorded a loss related to the change in fair value of derivative liabilities of $46,264 due to the increase in time value of embedded conversion options within certain convertible notes payable, as compared to a gain related to the change in fair value of derivative liabilities of $164,820 for the three months ended March 31, 2018.

25

Liquidity and Capital Resources

Liquidity

We measure our liquidity in a number of ways, including the following:

	March 31, 2019	December 31, 2018
Cash	$496,279	$117,523

Working Capital Deficiency	$(8,081,062)	$(9,073,901)

Notes Payable (Gross)	$6,458,280	$5,161,916

Availability of Additional Funds

Based upon our working capital deficiency and stockholders’ deficiency of $8,081,062 and $7,652,744, respectively, as of March 31, 2019, we require additional equity and/or debt financing to continue our operations. These conditions raise substantial doubt about our ability to continue as a going concern within the next twelve months from the date of this filing.

As of March 31, 2019, our outstanding debt of $6,458,280, together with interest at rates ranging between 6% and 15% per annum, was due on various dates through March 2020. Subsequent to March 31, 2019, we have received aggregate equity and debt financings of $556,000 and $728,280, respectively, debt (inclusive of accrued interest) of $528,028 has been exchanged for common stock, and $573,400 of debt (inclusive of accrued interest and prepayment premiums) has been repaid. Giving effect to the above actions, we currently have notes payable in the aggregate principal amount of $190,028 which are past due. As of the date of filing, our outstanding debt was as follows:

Principal
Maturity Date	Amount
Past Due	$190,028
QE 6/30/2019	362,500
QE 9/30/2019	1,826,608
QE 12/31/2019	2,365,000
QE 3/31/2020	1,468,014
$6,212,150

Based upon our working capital deficiency, outstanding debt and forecast for continued operating losses we expect that the cash we currently have available will fund our operations through June 2019. Thereafter, we will need to raise further capital, through the sale of additional equity or debt securities, to support our future operations and to repay our debt (unless, if requested, the debt holders agree to convert their notes into equity or extend the maturity dates of their notes). Our operating needs include the planned costs to operate our business, including amounts required to fund working capital and capital expenditures. Our future capital requirements and the adequacy of our available funds will depend on many factors, including our ability to successfully commercialize our products and services, competing technological and market developments, and the need to enter into collaborations with other companies or acquire other companies or technologies to enhance or complement our product and service offerings.

We may be unable to raise sufficient additional capital when we need it or raise capital on favorable terms. Debt financing may require us to pledge certain assets and enter into covenants that could restrict certain business activities or our ability to incur further indebtedness and may contain other terms that are not favorable to our stockholders or us. If we are unable to obtain adequate funds on reasonable terms, we may be required to significantly curtail or discontinue operations or obtain funds by entering into financing agreements on unattractive terms.

Our unaudited condensed consolidated financial statements included elsewhere in this Quarterly Report on Form 10-Q have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate our continuation as a going concern and the realization of assets and satisfaction of liabilities in the normal course of business. The carrying amounts of assets and liabilities presented in the financial statements do not necessarily purport to represent realizable or settlement values. The financial statements do not include any adjustment that might result from the outcome of this uncertainty.

26

During the three months ended March 31, 2019 and 2018, our sources and uses of cash were as follows:

Net Cash Used in Operating Activities

We experienced negative cash flows from operating activities for the three months ended March 31, 2019 and 2018 in the amounts of $1,980,162 and $1,158,201, respectively. The net cash used in operating activities for the three months ended March 31, 2019 was primarily due to cash used to fund a net loss of $3,883,172, adjusted for non-cash expenses in the aggregate amount of $1,990,036, plus $87,026 of cash used by changes in the levels of operating assets and liabilities, primarily as a result of decreases in accounts payable and increases in prepaid expenses and other current assets, partially offset by an increase in accrued interest, expenses and other current liabilities. The net cash used in operating activities for the three months ended March 31, 2018 was primarily due to cash used to fund a net loss of $2,507,660, adjusted for non-cash expenses in the aggregate amount of $1,126,621, plus $222,838 of cash generated by changes in the levels of operating assets and liabilities, primarily as a result of increases in accrued interest, expenses and other current liabilities, partially offset by a decrease in accounts payable.

Net Cash Provided by Financing Activities

Net cash provided by financing activities during the three months ended March 31, 2019 and 2018 was $2,358,918 and $715,085, respectively. During the three months ended March 31, 2019, $1,758,918 of net proceeds were from debt financings and $600,000 of proceeds were from equity financings. During the three months ended March 31, 2018, $300,917 of net proceeds were from debt financings and $414,168 of proceeds were from equity financings (including proceeds received in connection with the exercise of common stock purchase warrants).

Critical Accounting Policies and Estimates

There are no material changes from the critical accounting policies set forth in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our Form 10-K for the year ended December 31, 2018 filed with the SEC on March 29, 2019, except as follows:

Effective January 1, 2019, we adopted Accounting Standards Codification (“ASC”) 606, “Revenue from Contracts with Customers” (“ASC 606”). ASC 606 will require management to make significant judgments and estimates. As a result, we implemented changes to our internal controls related to revenue recognition for the quarter ended March 31, 2019. These changes include updated accounting policies affected by ASC 606, redesigned internal controls over financial reporting related to ASC 606, expanded data gathering to comply with the additional disclosure requirements, and ongoing contract review requirements.

Recently Issued Accounting Pronouncements

For a description of our recently issued accounting pronouncements, see Note 3 – Summary of Significant Accounting Policies in Part 1, Item 1 of this Quarterly Report on Form 10-Q.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to investors.

BioRestorative Therapies, Inc.
40 Marcus Drive
Melville, New York 11747

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Signature [Please Sign Within Box]	Date	Signature (Joint Owners)	Date

6915317.1

SPECIAL MEETING OF STOCKHOLDERS OF

BIORESTORATIVE THERAPIES, INC.

AUGUST 28, 2019

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6915317.1